      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 3, 1996


                                                       REGISTRATION NO. 333-3200
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                AMENDMENT NO. 4
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                             ---------------------
                BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST
                          (Issuer of the Certificates)

             BANK OF AMERICA NATIONAL TRUST                                 BANK OF AMERICA, FSB
                AND SAVINGS ASSOCIATION
                                   (ORIGINATORS OF THE TRUSTS DESCRIBED HEREIN)
                     UNITED STATES                                             UNITED STATES
            (State or other jurisdiction of                           (State or other jurisdiction of
             incorporation or organization)                            incorporation or organization)
                       94-1687665                                                91-0221850
        (I.R.S. EMPLOYER IDENTIFICATION NUMBER)                   (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
                 555 CALIFORNIA STREET                                     555 CALIFORNIA STREET
            SAN FRANCISCO, CALIFORNIA 94104                           SAN FRANCISCO, CALIFORNIA 94104
                     (415) 622-3530                                            (415) 622-2220
                               (Address, including zip code, and telephone number,
                      including area code, of each registrant's principal executive offices)
                                                CHERYL A. SOROKIN
                                             BANKAMERICA CORPORATION
                                              BANK OF AMERICA CENTER
                                              555 CALIFORNIA STREET
                                         SAN FRANCISCO, CALIFORNIA 94104
                                                  (415) 622-3530
       (Name, address, including zip code, and telephone number, including area code, of agent for service)
                                                    COPIES TO:
                Ellen R. Marshall, Esq.                                   Andrea B. Sudmann, Esq.
                Morrison & Foerster LLP                                   Bank of America National
               19900 MacArthur Boulevard                               Trust and Savings Association
                Irvine, California 92715                                  555 South Flower Street
                     (714) 251-7500                                    Los Angeles, California 90071
                                                                               (213) 228-5678

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
PUBLIC: As soon as practicable after the effective date of this Registration Statement
    If any of the securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box:
/ /
    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: /X/
    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the registration statement number of the earlier effective registration statement for the same offering. / / ________________
    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the registration statement number of the earlier effective registration statement for the same offering. / / ________________
    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                        CALCULATION OF REGISTRATION FEE

                                                          PROPOSED MAXIMUM  PROPOSED MAXIMUM
         TITLE OF SECURITIES              AMOUNT TO BE     OFFERING PRICE      AGGREGATE         AMOUNT OF
           TO BE REGISTERED                REGISTERED        PER UNIT*       OFFERING PRICE   REGISTRATION FEE
BankAmerica Manufactured Housing
  Contract Trust Pass-Through
  Certificates........................  $500,000,000.00         100%          $500,000,000     $172,414.00(1)

 *  Estimated solely for the purpose of calculating the registration fee.
(1) The Registration Fee was previously paid.

                            ----------------------------
    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                EXPLANATORY NOTE



    The Preliminary Prospectus Supplement that follows immediately after this Explanatory Note is the Preliminary Prospectus Supplement that is expected to be used (together with the form of base prospectus contained herein) in connection with the offering of certain Classes of BankAmerica Manufactured Housing Contract Trust, Senior/ Subordinate Certificates, Series 1996-1. Such Preliminary Prospectus Supplement is contained in this Registration Statement pursuant to Rule 430A of Regulation C under the Securities Act. The pages for such Preliminary Prospectus Supplement are numbered S-2 through S-68 and A-1 through A-16. Immediately following the Preliminary Prospectus Supplement is a form of prospectus supplement (the "Form of Prospectus Supplement"), which also constitutes part of this Registration Statement. The pages for such Form of Prospectus Supplement are numbered S-2A through S-45A and A-1A. The Preliminary Prospectus Supplement does not supersede, amend or supplement the Form of Prospectus Supplement.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PRELIMINARY PROSPECTUS SUPPLEMENT SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                                                     FILED PURSUANT TO RULE 430A

                             SUBJECT TO COMPLETION

PRELIMINARY PROSPECTUS SUPPLEMENT DATED JUNE 3, 1996
(TO PROSPECTUS DATED JUNE 3, 1996)

                           $239,940,000 (APPROXIMATE)
                BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST

          SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES, SERIES 1996-1
                  $49,272,000 (APPROXIMATE) [    ]% CLASS A-1
                  $50,310,000 (APPROXIMATE) [    ]% CLASS A-2
                  $21,817,000 (APPROXIMATE) [    ]% CLASS A-3
                  $25,120,000 (APPROXIMATE) [    ]% CLASS A-4
                  $29,396,000 (APPROXIMATE) [    ]% CLASS A-5
                  $27,351,000 (APPROXIMATE) [    ]% CLASS A-6
                  $21,134,000 (APPROXIMATE) [    ]% CLASS A-7
                  $15,540,000 (APPROXIMATE) [    ]% CLASS B-1
(PRINCIPAL AND INTEREST PAYABLE ON THE 10TH DAY OF EACH MONTH BEGINNING IN JUNE
                                     1996)
         BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, SELLER
            BANKAMERICA HOUSING SERVICES, AN UNINCORPORATED DIVISION
                  OF BANK OF AMERICA, FSB, SELLER AND SERVICER

    See page S-66 herein and page 76 of the Prospectus for the Index of Significant Definitions contained herein and therein, respectively.

    The Class R Certificates (as defined herein) evidencing the Residual Interest (as defined herein) in the Trust Fund, have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and are not being offered hereby.
                                                  (COVER CONTINUED ON NEXT PAGE)
                             ---------------------

FOR A DISCUSSION OF SIGNIFICANT MATTERS AFFECTING INVESTMENTS IN THE OFFERED CERTIFICATES
(DEFINED HEREIN), SEE "RISK FACTORS" HEREIN AT PAGE S-23 AND IN THE PROSPECTUS AT PAGE 13.
                               -----------------
PROCEEDS FROM THE ASSETS IN THE TRUST FUND WILL BE THE ONLY SOURCE OF PAYMENT ON THE CERTIFICATES, AND THE CERTIFICATES WILL NOT REPRESENT INTERESTS IN OR
  OBLIGATIONS OF  BANK  OF  AMERICA, BANKAMERICA  HOUSING  SERVICES,  THEIR
     PARENT  CORPORATION, BANKAMERICA CORPORATION, OR AFFILIATES THEREOF,
       SUBJECT TO  CERTAIN  EXCEPTIONS DESCRIBED  UNDER  "RISK  FACTORS"
        HEREIN AND IN THE PROSPECTUS. NEITHER THE CERTIFICATES NOR THE
          UNDERLYING   CONTRACTS  OR  COLLECTIONS  THEREON  WILL  BE
            INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
              CORPORATION OR BY ANY OTHER           GOVERNMENTAL
                           AGENCY OR INSTRUMENTALITY.
                             ---------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
  AND  EXCHANGE COMMISSION OR  ANY STATE SECURITIES  COMMISSION PASSED UPON
     THE ACCURACY  OR  ADEQUACY  OF THIS  PROSPECTUS  SUPPLEMENT  OR  THE
       PROSPECTUS.  ANY  REPRESENTATION TO  THE  CONTRARY IS  A CRIMINAL
                                    OFFENSE.

- --------------------------------------------------------------------------------------------------------------
- --------------------------------------------------------------------------------------------------------------
                                                                                            PROCEEDS TO
                                    PRICE TO PUBLIC (1)      UNDERWRITING DISCOUNT         SELLERS (1)(2)
                                  ------------------------  ------------------------  ------------------------
Class A-1 Certificates..........                  %                         %                         %
Class A-2 Certificates..........                  %                         %                         %
Class A-3 Certificates..........                  %                         %                         %
Class A-4 Certificates..........                  %                         %                         %
Class A-5 Certificates..........                  %                         %                         %
Class A-6 Certificates..........                  %                         %                         %
Class A-7 Certificates..........                  %                         %                         %
Class B-1 Certificates..........                  %                         %                         %
Total...........................        $                         $                         $
- --------------------------------------------------------------------------------------------------------------
- --------------------------------------------------------------------------------------------------------------

- ----------
    (1) Plus accrued interest, if any, at the applicable rate from May 10, 1996.
    (2) Before  deducting  expenses payable  by  the Sellers,  estimated  to  be
       $        .
                            ------------------------

    The Offered Certificates are offered subject to prior sale, when, as and if issued by the Trust Fund and accepted by the Underwriters and subject to their right to reject orders in whole or in part. It is expected that delivery of the Offered Certificates will be made in book-entry form only through the Same Day Funds Settlement system of The Depository Trust Company on or about June , 1996.
                             ---------------------

BA SECURITIES, INC.  MORGANSTANLEY & CO.
                           INCORPORATED

                        GREENWICH CAPITAL MARKETS, INC.

The date of this Prospectus Supplement is June   , 1996.

    The BankAmerica Manufactured Housing Contract Trust Senior/Subordinate Pass-Through Certificates, Series 1996-1 (the "Certificates") will represent interests in a pool (the "Contract Pool") of actuarial manufactured housing installment sales contracts and installment loan agreements (the "Contracts") together with certain contract rights and other rights relating to such Contracts (the Contracts and such other property being referred to as the "Trust Fund"). The Contracts will be conveyed to the Trust Fund by Bank of America
National Trust  and  Savings Association  ("Bank  of America")  and  BankAmerica
Housing Services, an unincorporated division of Bank of America, FSB ("BankAmerica Housing Services"). Each Contract was originated or purchased by BankAmerica Housing Services or Security Pacific Financial Services of California, Inc. ("SPFSC"), a wholly-owned subsidiary of Bank of America, in each case on an individual basis in the ordinary course of its business. Any Contract purchased on an individual basis by SPFSC will be sold by it to Bank of America, and conveyed by Bank of America to the Trust Fund, immediately prior to the issuance of the Certificates. BankAmerica Housing Services will serve as servicer of the Contracts (together with any successor servicer, the "Servicer"). The term "approximate," with respect to the aggregate principal amount of any Certificates or Contracts, means that the amount is subject to a variance of plus or minus 5%. Terms used and not otherwise defined herein have the respective meanings ascribed to such terms in the Prospectus dated June 3, 1996 attached hereto (the "Prospectus").

    The Certificates will consist of six classes of senior certificates (collectively, the "Senior Certificates") designated as the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class A-5 Certificates and the Class A-6 Certificates and four classes of subordinate certificates designated as the Class A-7
Certificates, the Class B-1 Certificates, the Class B-2 Certificates and the Class R Certificates (collectively, the "Subordinate Certificates"). Only the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7 and Class B-1 Certificates (collectively, the "Offered Certificates") are being offered hereby. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7 and Class B-1 Certificates will evidence in the aggregate approximate initial 19.82%, 20.23%, 8.78%, 10.10%, 11.82%, 11.00%, 8.50% and
6.25% undivided interests, respectively, in the Contract Pool. The Class B-2 Certificates will evidence in the aggregate an approximate initial 3.50% undivided interest in the Contract Pool. The Class B-1 and Class B-2 Certificates are referred to collectively as the "Class B Certificates" herein. The rights of the Subordinate Certificateholders to receive distributions of principal and interest are subordinated as described herein to such rights of the Senior Certificateholders and the rights of the Class B and Class R Certificateholders to receive distributions are subordinated as described herein to such rights of the Senior Certificateholders and the Class A-7 Certificateholders. See "Description of the Certificates" herein.

    Distributions of principal and interest on the Certificates will be made to the holders of the Certificates on the 10th day of each month (or if the 10th day is not a business day, the next business day) (each, a "Distribution Date"), beginning in June 1996. The Offered Certificates will have the respective fixed Pass-Through Rates specified above. See "Description of the Certificates" herein.

    An election will be made to treat the Trust Fund as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes. The Certificates, other than the Class R Certificates, will represent "regular interests" in the REMIC. See "Certain Federal Income Tax Consequences" herein and in the Prospectus.
                              -------------------

    The underwriters named herein (the "Underwriters") intend to make a secondary market in the Offered Certificates, but have no obligation to do so. There can be no assurance that a secondary market for the Offered Certificates will develop, or if it does develop, that it will continue or provide sufficient liquidity. See "Risk Factors" herein and in the Prospectus.

    This Prospectus Supplement does not contain complete information about the offering of the Offered Certificates. Additional information is contained in the Prospectus, and purchasers are urged to read both this Prospectus Supplement and the Prospectus in full. Sales of the Offered Certificates may not be consummated unless the purchaser has received both this Prospectus Supplement and the Prospectus.

    This Prospectus Supplement may be used by BA Securities, Inc., an affiliate of the Sellers, in connection with offers and sales related to market making transactions in the Offered Certificates. BA Securities, Inc. may act as principal or agent in such transactions. Such sales will be made at prices related to prevailing market prices at the time of the sale.

    UNTIL NINETY DAYS AFTER THE DATE OF THIS PROSPECTUS SUPPLEMENT, ALL DEALERS EFFECTING TRANSACTIONS IN THE OFFERED CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

    NO DEALER, SALESMAN OR PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY ANY SELLER OR UNDERWRITER. THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY AND THEREBY IN ANY STATE OR JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH STATE OR JURISDICTION. NEITHER THE DELIVERY OF THIS PROSPECTUS SUPPLEMENT, THE ACCOMPANYING PROSPECTUS NOR ANY SALE MADE HEREUNDER AND THEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT INFORMATION HEREIN OR THEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF OR THEREOF OR THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE SELLERS SINCE SUCH DATES.

                              -------------------

                               TABLE OF CONTENTS
                             PROSPECTUS SUPPLEMENT

                                                                           PAGE
                                                                          ------
Terms of the Offered Certificates.......................................     S-4
Risk Factors............................................................    S-23
The Contract Pool.......................................................    S-23
The Sellers.............................................................    S-29
Prepayment and Yield Considerations.....................................    S-31
Description of the Certificates.........................................    S-43
Certain Federal Income Tax Consequences.................................    S-60
ERISA Considerations....................................................    S-61
Ratings.................................................................    S-63
Legal Investment........................................................    S-64
Method of Distribution..................................................    S-64
Use of Proceeds.........................................................    S-65
Legal Matters...........................................................    S-65
Index of Significant Definitions........................................    S-66
Appendix A -- Prepayment Experience of Certain Pools....................     A-1
                                   PROSPECTUS
Incorporation of Certain Documents by Reference.........................       2
Additional Information..................................................       3
Reports to Certificateholders...........................................       3
Summary of Terms........................................................       4
Risk Factors............................................................      13
The Contract Pools......................................................      17
The Sellers.............................................................      20
Prepayment and Yield Considerations.....................................      27
Description of the Certificates.........................................      30
Credit and Liquidity Enhancement........................................      40
Certain Federal Income Tax Consequences.................................      43
Other Tax Consequences..................................................      65
Restrictions on Transfer of REMIC Residual Certificates.................      65
Tax-Exempt Investors....................................................      66
Legal Investment........................................................      66
ERISA Considerations....................................................      67
Certain Legal Aspects of the Contracts..................................      69
Ratings.................................................................      73
Method of Distribution..................................................      73
Use of Proceeds.........................................................      74
Legal Matters...........................................................      74
Other Considerations....................................................      74

                              -------------------

    IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE OFFERED CERTIFICATES AT A LEVEL ABOVE THAT WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

                       TERMS OF THE OFFERED CERTIFICATES

    This summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the accompanying Prospectus. Capitalized terms used and not otherwise defined herein have the respective meanings assigned to them in the Prospectus or elsewhere in this Prospectus Supplement. Reference is made to the "Index of Significant Definitions" beginning at page S-66 herein and to the Index of Significant Definitions in the Prospectus beginning at page 76 therein for the location of the definitions of certain capitalized terms.

Securities Offered..........  The  Class A-1,  Class A-2, Class  A-3, Class A-4,
                              Class A-5,  Class A-6,  Class  A-7 and  Class  B-1
                              Certificates (collectively, the "Offered
                              Certificates")  of  the  BankAmerica  Manufactured
                              Housing Contract Trust Senior/Subordinate
                              Pass-Through  Certificates,  Series  1996-1.   The
                              Class  B-2 and Class R  Certificates are not being
                              offered  hereby.  The  Offered  Certificates,  the
                              Class   B-2   Certificates   and   the   Class   R
                              Certificates are collectively  referred to as  the
                              "Certificates" herein.
                              The  Class A-1,  Class A-2, Class  A-3, Class A-4,
                              Class   A-5    and    Class    A-6    Certificates
                              (collectively,   the  "Senior  Certificates")  are
                              senior to the Class A-7, Class B-1, Class B-2  and
                              Class    R    Certificates    (collectively,   the
                              "Subordinate   Certificates")   to   the    extent
                              described herein, and the Class B-1, Class B-2 and
                              Class  R Certificates are subordinate to the Class
                              A-7 Certificates to  the extent described  herein.
                              The  Class  B-1  and  Class  B-2  Certificates are
                              referred to herein  collectively as  the "Class  B
                              Certificates."  The  Offered Certificates  and the
                              Class B-2  Certificates  are  referred  to  herein
                              collectively   as   the  "Series   1996-1  Regular
                              Certificates".  The  Class   R  Certificates   are
                              referred  to herein as the "Series 1996-1 Residual
                              Certificates."
The Sellers.................  As  to  any  Contract  (as  hereinafter  defined), either  Bank of America National Trust and Savings
                              Association ("Bank  of  America")  or  BankAmerica
                              Housing  Services,  an unincorporated  division of
                              Bank  of   America,  FSB   ("BankAmerica   Housing
                              Services"),  as applicable,  and, as  to the Trust
                              Fund (as hereinafter defined), Bank of America and
                              BankAmerica Housing Services.
Servicer....................  BankAmerica Housing  Services (together  with  any successor  servicer  under the  Agreement (defined
                              below), the "Servicer").
Trustee.....................  The  First   National   Bank   of   Chicago   (the
                              "Trustee").
Cut-off Date................  For   purposes  of   this  Preliminary  Prospectus
                              Supplement, the Cut-off Date is assumed to be  May
                              1,  1996, and all  information contained herein is
                              based   on   such    assumption.   However,    the
                              Certificates  are  expected to  be issued  in June
                              1996. The actual Cut-off Date for the creation  of
                              the  Contract Pool  will be  June 1,  1996 and the
                              Contract Pool  conveyed  to the  Trust  Fund  will
                              reflect  the Contract  Pool activity  in May 1996.
                              The  final  Prospectus  Supplement  will   contain
                              information regarding the Contract Pool as of June
                              1, 1996.
Cut-off Date Pool Principal
 Balance....................  $248,643,516.45   (Approximate,   subject   to   a
                              variance of plus or minus 5%).

Initial Class A-1
 Certificate Balance........  $49,272,000 (Approximate, subject to a variance of plus or minus 5%).
Initial Class A-2
 Certificate Balance........  $50,310,000 (Approximate, subject to a variance of plus or minus 5%).
Initial Class A-3
 Certificate Balance........  $21,817,000 (Approximate, subject to a variance of plus or minus 5%).
Initial Class A-4
 Certificate Balance........  $25,120,000 (Approximate, subject to a variance of plus or minus 5%).
Initial Class A-5
 Certificate Balance........  $29,396,000 (Approximate, subject to a variance of plus or minus 5%).
Initial Class A-6
 Certificate Balance........  $27,351,000 (Approximate, subject to a variance of plus or minus 5%).
Initial Class A-7
 Certificate Balance........  $21,134,000 (Approximate, subject to a variance of plus or minus 5%).
Initial Class B-1
 Certificate Balance........  $15,540,000 (Approximate, subject to a variance of plus or minus 5%).
Initial Class B-2
 Certificate Balance........  $8,703,516.45 (Approximate, subject to a  variance of plus or minus 5%).
Class A-1 Pass-Through
 Rate.......................  %,  calculated  on  the basis  of  a  360-day year comprised of twelve 30-day months.
Class A-2 Pass-Through
 Rate.......................  %, calculated  on  the  basis of  a  360-day  year comprised of twelve 30-day months.
Class A-3 Pass-Through
 Rate.......................  %,  calculated  on  the basis  of  a  360-day year comprised of twelve 30-day months.
Class A-4 Pass-Through
 Rate.......................  %, calculated  on  the  basis of  a  360-day  year comprised of twelve 30-day months.
Class A-5 Pass-Through
 Rate.......................  %,  calculated  on  the basis  of  a  360-day year comprised of twelve 30-day months.
Class A-6 Pass-Through
 Rate.......................  %, calculated  on  the  basis of  a  360-day  year comprised of twelve 30-day months.
Class A-7 Pass-Through
 Rate.......................  %,  calculated  on  the basis  of  a  360-day year comprised of twelve 30-day months.
Class B-1 Pass-Through
 Rate.......................  %, calculated  on  the  basis of  a  360-day  year comprised of twelve 30-day months.
Class B-2 Pass-Through
 Rate.......................  %,  calculated  on  the basis  of  a  360-day year comprised of twelve 30-day months.
Distribution Date...........  The 10th day of each month (or if such 10th day is not a business day,  the next succeeding  business
                              day),   commencing   in  June   1996.   The  first
                              Distribution Date  is June  10, 1996  (the  "First
                              Distribution Date").
Collection Period...........  With   respect  to  any   Distribution  Date,  the
                              calendar month prior  to the month  in which  such
                              Distribution  Date  occurs  (each,  a  "Collection
                              Period").

                                      S-5
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Agreement...................  The Pooling and Servicing  Agreement, dated as  of
                              May  1, 1996 (the "Agreement"),  by and among Bank
                              of America, BankAmerica Housing Services, in  each
                              case  as Seller, BankAmerica  Housing Services, as
                              Servicer, and the Trustee.
The Contract Pool...........  The Contract  Pool  is  comprised  of  fixed  rate actuarial  manufactured housing  installment sales
                              contracts   and   installment   loan    agreements
                              (collectively,  the "Contracts"), in each case se-
                              cured by  a new  or used  manufactured home  (each
                              manufactured   home  securing   a  Contract  being
                              referred to herein as a "Manufactured Home"). Each
                              Contract was  originated  or purchased  by  either
                              BankAmerica  Housing Services  or Security Pacific
                              Financial Services of California, Inc.  ("SPFSC"),
                              a  wholly-owned subsidiary of  Bank of America, in
                              each case on an  individual basis in the  ordinary
                              course  of its business. Any Contract purchased on
                              an individual basis by SPFSC will be sold by it to
                              Bank of America, and  conveyed by Bank of  America
                              to  the  Trust  Fund,  immediately  prior  to  the
                              issuance of the Certificates. See "Description  of
                              the  Certificates  --  Conveyance  of  Contracts."
                              Neither the Contracts nor any collections  thereon
                              will  be insured or guaranteed by any governmental
                              agency  or  instrumentality.  See  "Risk  Factors"
                              herein and in the Prospectus.
                              As of the Cut-off Date, the Contract Pool consists
                              of   approximately   9,168  Contracts   having  an
                              aggregate unpaid principal balance of
                              approximately $248,643,516.45.  The Contracts,  as
                              of their origination, were secured by Manufactured
                              Homes  located in  44 states  and the  District of
                              Columbia and  have  been selected  by  BankAmerica
                              Housing  Services  from  the  manufactured housing
                              installment sale  contracts and  installment  loan
                              portfolios  of  BankAmerica  Housing  Services and
                              SPFSC. All  of the  Contracts bear  interest at  a
                              fixed annual percentage rate (the "Contract Rate")
                              which  is equal to  or higher than  the sum of (i)
                              the highest  of the  Class A-1,  Class A-2,  Class
                              A-3,  Class A-4, Class A-5,  Class A-6, Class A-7,
                              Class B-1  or Class  B-2 Pass-Through  Rate,  plus
                              (ii)  1.00%, which  is the maximum  annual rate at
                              which the  Monthly Servicing  Fee (as  hereinafter
                              defined)   may  be   paid.  Monthly   payments  of
                              principal and interest  on the  Contracts will  be
                              due   on  various   days  (each,   a  "Due  Date")
                              throughout each month. As of the Cut-off Date, the
                              Contract Rates on the Contracts ranged from 10.00%
                              to   12.50%,   with   a   weighted   average    of
                              approximately  10.63%. As of the Cut-off Date, the
                              Contracts had a weighted average original term  to
                              maturity   of  approximately  260   months  and  a
                              weighted average  remaining  term to  maturity  of
                              approximately  256  months.  The  final  scheduled
                              payment date  on  the  Contract  with  the  latest
                              maturity  is  in  April 2026.  The  Contracts were
                              originated during 1995 and 1996. See "The Contract
                              Pool" and  "Prepayment and  Yield  Considerations"
                              herein   for   a  detailed   description   of  the
                              Contracts.
Description of
 Certificates...............  The Certificates evidence  undivided interests  in the  Contract Pool and certain contract rights and
                              other rights relating to the Contracts  (including
                              title   to   the   Manufactured   Homes   financed

                                      S-6
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
                              thereby and rights under hazard insurance policies
                              covering  such  Manufactured  Homes),  which   are
                              collectively  held in trust for the benefit of the
                              Certificateholders (the Contracts  and such  other
                              property  being  collectively referred  to  as the
                              "Trust Fund").  The Class  A-1, Class  A-2,  Class
                              A-3,   Class   A-4,  Class   A-5  and   Class  A-6
                              Certificates are Senior Certificates and the Class
                              A-7, Class B-1, Class B-2 and Class R Certificates
                              are Subordinate  Certificates,  all  as  described
                              herein.  The Residual Interest is evidenced by the
                              Class R  Certificates.  The  Offered  Certificates
                              will  be  offered in  denominations of  $1,000 and
                              integral  multiples  of   one  dollar  in   excess
                              thereof.  The  undivided percentage  interest (the
                              "Percentage Interest") evidenced by a  Certificate
                              of any Class (other than a Class R Certificate) in
                              the  distributions  to the  related Class  will be
                              equal to the percentage  obtained by dividing  the
                              original  denomination of such  Certificate by the
                              initial  Certificate  Balance  of  such  Class  of
                              Certificates. The last scheduled Distribution Date
                              for  the Series 1996-1  Regular Certificates is in
                              October 2026.  The actual  last Distribution  Date
                              for  each such  Class of  Offered Certificates may
                              occur significantly  earlier than  such  scheduled
                              Distribution  Dates.  See  "Prepayment  and  Yield
                              Considerations" herein.
Non-Recourse Obligations....  Neither Bank  of America  nor BankAmerica  Housing
                              Services nor any of their affiliates will have any
                              obligations    with   respect   to   the   Offered
                              Certificates except, in the  case of the  Sellers,
                              for obligations arising from certain
                              representations  and warranties of Bank of America
                              and BankAmerica Housing Services, as the case  may
                              be,  with respect to  the Contracts sold  by it in
                              the Contract Pool and, in the case of  BankAmerica
                              Housing    Services,   for   certain   contractual
                              servicing obligations, each  as further  described
                              herein.  SUBJECT ONLY TO THE FOREGOING EXCEPTIONS,
                              THE  OFFERED  CERTIFICATES   WILL  NOT   REPRESENT
                              INTERESTS  IN OR OBLIGATIONS OF BANK OF AMERICA OR
                              BANKAMERICA   HOUSING   SERVICES,   THEIR   PARENT
                              CORPORATION,   BANKAMERICA  CORPORATION,   OR  ANY
                              AFFILIATE THEREOF, AND  ASSETS IN  THE TRUST  FUND
                              WILL  CONSTITUTE  THE  ONLY  SOURCE  OF  FUNDS FOR
                              PAYMENT ON THE OFFERED  CERTIFICATES. NONE OF  THE
                              OFFERED  CERTIFICATES NOR THE UNDERLYING CONTRACTS
                              OR ANY  COLLECTIONS  THEREON WILL  BE  INSURED  OR
                              GUARANTEED   BY  THE   FEDERAL  DEPOSIT  INSURANCE
                              CORPORATION OR BY ANY OTHER GOVERNMENTAL AGENCY OR
                              INSTRUMENTALITY.
Record Date.................  The last business day preceding each  Distribution
                              Date.
Distributions...............  GENERAL.    Distributions  to the  holders  of the
                              Series 1996-1  Regular Certificates  will be  made
                              first  to the holders  of the Senior Certificates,
                              second  to   the   holders  of   the   Class   A-7
                              Certificates,  third to  the holders  of the Class
                              B-1 Certificates and fourth to the holders of  the
                              Class  B-2  Certificates.  Within  each  Class  of
                              Certificates, such distributions  will be  applied
                              first  to the payment of  interest and then to the
                              payment of principal. The  funds available in  the
                              Certificate Account for
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                                      S-7
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
                              distribution   on   a   Distribution   Date   (the
                              "Available  Distribution   Amount,"   as   further
                              defined   herein   under   "Description   of   the
                              Certificates  --   Payments  on   the   Contracts;
                              Certificate  Account")  will  be  applied  in  the
                              amounts and the order of priority set forth below.
                              Distributions of interest and principal to holders
                              of each Class of Certificates will be made on each
                              Distribution Date  in  an amount  equal  to  their
                              respective  Percentage Interests multiplied by the
                              aggregate amount  distributed  to  such  Class  of
                              Certificates    on    such    Distribution   Date.
                              Distributions will  be made  on each  Distribution
                              Date  to holders of record on the preceding Record
                              Date,  except  that  the  final  distribution   in
                              respect of the Certificates will only be made upon
                              presentation  and surrender of the Certificates at
                              the office or agency appointed by the Trustee  for
                              that purpose in New York City or Chicago.
                              The   percentages   of   the   Formula   Principal
                              Distribution Amount that are distributable to  the
                              Senior    Certificateholders,   the    Class   A-7
                              Certificateholders, the Class B-1
                              Certificateholders and the Class B-2
                              Certificateholders are determined on the basis  of
                              whether  the Class A-7 Principal Distribution Test
                              or the  Class B  Principal Distribution  Test  are
                              met,  as described below.  By their terms, neither
                              of such tests can be met prior to the Distribution
                              Date in June  2000. Consequently,  unless the  Se-
                              nior  Certificate Balance is reduced to zero prior
                              to such Distribution Date,  holders of the  Senior
                              Certificates  will  receive  100%  of  the Formula
                              Principal Distribution  Amount (in  the order  de-
                              scribed  below) until  at least  such Distribution
                              Date.
                              PRIORITIES.    On  each  Distribution  Date,   the
                              Available  Distribution Amount,  together with the
                              Reserve Account Draw  Amount (as defined  herein),
                              if  any,  will  be  distributed  in  the following
                              amounts and in the following order of priority:
                                  (i) concurrently to the Class A-1, Class  A-2,
                                  Class  A-3, Class A-4, Class A-5 and Class A-6
                                  Certificateholders,  the  Class  A-1  Interest
                                  Distribution  Amount,  the Class  A-2 Interest
                                  Distribution Amount,  the Class  A-3  Interest
                                  Distribution  Amount,  the Class  A-4 Interest
                                  Distribution Amount,  the Class  A-5  Interest
                                  Distribution Amount and the Class A-6 Interest
                                  Distribution Amount, respectively;
                                  (ii)  to  the  Senior  Certificateholders, the
                                  Senior Percentage  of  the  Formula  Principal
                                  Distribution  Amount in the following order of
                                  priority:
                                      (a) to  the Class  A-1  Certificateholders
                                      until the Certificate Balance of the Class
                                      A-1 Certificates is reduced to zero;
                                      (b)  to  the Class  A-2 Certificateholders
                                      until the Certificate Balance of the Class
                                      A-2 Certificates is reduced to zero;
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                                      S-8
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
                                      (c) to  the Class  A-3  Certificateholders
                                      until the Certificate Balance of the Class
                                      A-3 Certificates is reduced to zero;
                                      (d)  to  the Class  A-4 Certificateholders
                                      until the Certificate Balance of the Class
                                      A-4 Certificates is reduced to zero;
                                      (e) to  the Class  A-5  Certificateholders
                                      until the Certificate Balance of the Class
                                      A-5 Certificates is reduced to zero; and
                                      (f)  to  the Class  A-6 Certificateholders
                                      until the Certificate Balance of the Class
                                      A-6 Certificates is reduced to zero;
                                  (iii) to the Class A-7 Certificateholders, the
                                  Class A-7 Interest Distribution Amount;
                                  (iv) to the Class A-7 Certificateholders,  the
                                  Class  A-7 Percentage of the Formula Principal
                                  Distribution  Amount  until   the  Class   A-7
                                  Certificate Balance is reduced to zero;
                                  (v)  to the Class  B-1 Certificateholders, the
                                  Class B-1 Interest Distribution Amount;
                                  (vi) to the Class B-1 Certificateholders,  the
                                  Class  B Percentage  of the  Formula Principal
                                  Distribution  Amount  until   the  Class   B-1
                                  Certificate Balance is reduced to zero;
                                  (vii) to the Class B-2 Certificateholders, the
                                  Class B-2 Interest Distribution Amount;
                                  (viii)  to  the Class  B-2 Certificateholders,
                                  the  Class   B  Percentage   of  the   Formula
                                  Principal   Distribution   Amount   (less  any
                                  portion thereof distributed pursuant to clause
                                  (vi) above)  until the  Class B-2  Certificate
                                  Balance is reduced to zero;
                                  (ix)  if such Distribution Date is on or after
                                  the earlier of  (a) the  Distribution Date  in
                                  June  2006 and (b) the first Distribution Date
                                  on  which  the  percentage  equivalent  of   a
                                  fraction,  the numerator of  which is the Pool
                                  Scheduled  Principal  Balance  (after   giving
                                  effect   to  distributions   with  respect  to
                                  principal) for such Distribution Date and  the
                                  denominator  of which is the Cut-off Date Pool
                                  Principal Balance, is  less than  or equal  to
                                  25%,  to  the Reserve  Account,  any remaining
                                  Available Distribution  Amount to  the  extent
                                  necessary to increase the funds in the Reserve
                                  Account to the Reserve Account Cap; and
                                  (x)  to  the Class  R  Certificateholders, any
                                  remaining Available Distribution Amount.
                              Notwithstanding the foregoing, on any Distribution
                              Date  on  which  the  amount  distributable   (the
                              "initial  distribution") to  holders of  the Class
                              B-2 Certificates pursuant  to clause (viii)  above
                              would  cause  (x) the  sum  of (i)  the  Class B-2
                              Certificate Balance and (ii) the amount on deposit
                              in the Reserve Account (in each case, after giving
                              effect to the initial distribution) (such sum, the
                              "Clause X Amount") to be less than (y)  $4,972,870
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                                      S-9
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
                              (the  "Clause  Y  Amount"),  which  is  2%  of the
                              Cut-off Date  Pool  Principal  Balance,  then  the
                              principal distribution to holders of the Class B-2
                              Certificates  pursuant to clause (viii) above will
                              be reduced to such amount as will cause the Clause
                              X Amount to  equal the  Clause Y  Amount, and  the
                              Available   Distribution   Amount   (allocable  to
                              principal)  that   remains  after   such   reduced
                              distribution  to the  Class B-2 Certificateholders
                              will be  distributed pro  rata to  holders of  the
                              Senior Certificates and the Class A-7 Certificates
                              on  the  basis  of  their  respective  Certificate
                              Balances.
                              In addition, notwithstanding the prioritization of
                              the  distribution   of   the   Formula   Principal
                              Distribution  Amount to the  holders of the Senior
                              Certificates pursuant to clause  (ii) above, on  a
                              Distribution  Date, if any, in  respect of which a
                              Deficiency Event (defined below) is in effect, the
                              portion  of  the  Formula  Principal  Distribution
                              Amount  for  such  Distribution  Date  that  would
                              otherwise be distributed sequentially to the Class
                              A-1, Class A-2,  Class A-3, Class  A-4, Class  A-5
                              and   Class  A-6  Certificateholders  pursuant  to
                              clause (ii) above will  instead be distributed  to
                              the  Class A-1,  Class A-2, Class  A-3, Class A-4,
                              Class A-5  and  Class A-6  Certificateholders  pro
                              rata  based upon  the Certificate  Balance of each
                              such Class until the Certificate Balances of  each
                              of the Class A-1, Class A-2, Class A-3, Class A-4,
                              Class  A-5  and Class  A-6 Certificates  have been
                              reduced to zero. A  "Deficiency Event" will be  in
                              effect  for any Distribution Date  as to which the
                              Pool Scheduled Principal  Balance is  equal to  or
                              less than the aggregate Certificate Balance of the
                              Class  A-1, Class A-2, Class A-3, Class A-4, Class
                              A-5 and Class A-6 Certificates.
                              Furthermore, notwithstanding the foregoing, if the
                              percentage of the  Formula Principal  Distribution
                              Amount  allocable to the holders  of the Class A-6
                              Certificates on any Distribution Date pursuant  to
                              clause   (ii)   above   exceeds   the   Class  A-6
                              Certificate Balance  for such  Distribution  Date,
                              such  excess will be distributed  to the Class A-7
                              and Class B-1 Certificateholders (or the Class B-2
                              Certificateholders if the  Certificate Balance  of
                              the  Class  B-1 Certificates  has been  reduced to
                              zero) pro rata on the  basis of the Class A-7  and
                              Class   B   Percentages,   respectively.   If  the
                              percentage of the  Formula Principal  Distribution
                              Amount allocable to the Class A-7
                              Certificateholders   on   any   Distribution  Date
                              pursuant to clause  (iv) above  exceeds the  Class
                              A-7  Certificate Balance for any such Distribution
                              Date, such excess will be distributed to the Class
                              B-1  Certificateholders   until  the   Class   B-1
                              Certificate Balance is reduced to zero (and to the
                              Class B-2 Certificateholders thereafter).
                              DEFINITIONS.    As to  any Distribution  Date, the
                              "Class A-1 Interest Distribution Amount" is  equal
                              to  the  sum of  (i) one  month's interest  at the
                              Class A-1  Pass-Through  Rate  on  the  Class  A-1
                              Certificate   Balance  and   (ii)  any  previously
                              undistributed shortfalls  in interest  due to  the
                              Class  A-1 Certificateholders in  respect of prior
                              Distribution Dates; the  "Class A-2 Interest  Dis-
                              tribution  Amount" is equal to  the sum of (i) one
                              month's interest
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                                      S-10
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                              at the Class  A-2 Pass-Through Rate  on the  Class
                              A-2  Certificate Balance  and (ii)  any previously
                              undistributed shortfalls  in interest  due to  the
                              Class  A-2 Certificateholders in  respect of prior
                              Distribution  Dates;  the   "Class  A-3   Interest
                              Distribution  Amount" is  equal to the  sum of (i)
                              one month's interest at the Class A-3 Pass-Through
                              Rate on the Class A-3 Certificate Balance and (ii)
                              any   previously   undistributed   shortfalls   in
                              interest  due to the  Class A-3 Certificateholders
                              in respect of prior Distribution Dates; the "Class
                              A-4 Interest Distribution Amount" is equal to  the
                              sum  of (i) one month's  interest at the Class A-4
                              Pass-Through Rate  on  the Class  A-4  Certificate
                              Balance  and  (ii)  any  previously  undistributed
                              shortfalls  in  interest  due  to  the  Class  A-4
                              Certificateholders in respect of prior
                              Distribution   Dates;  the   "Class  A-5  Interest
                              Distribution Amount" is  equal to the  sum of  (i)
                              one month's interest at the Class A-5 Pass-Through
                              Rate on the Class A-5 Certificate Balance and (ii)
                              any   previously   undistributed   shortfalls   in
                              interest due to  the Class A-5  Certificateholders
                              in respect of prior Distribution Dates; the "Class
                              A-6  Interest Distribution Amount" is equal to the
                              sum of (i) one month's  interest at the Class  A-6
                              Pass-Through  Rate  on the  Class  A-6 Certificate
                              Balance  and  (ii)  any  previously  undistributed
                              shortfalls  in  interest  due  to  the  Class  A-6
                              Certificateholders in respect of prior
                              Distribution  Dates;  the   "Class  A-7   Interest
                              Distribution  Amount" is  equal to the  sum of (i)
                              one month's interest at the Class A-7 Pass-Through
                              Rate on the Class A-7 Certificate Balance and (ii)
                              any   previously   undistributed   shortfalls   in
                              interest  due to the  Class A-7 Certificateholders
                              in respect of prior Distribution Dates; the "Class
                              B-1 Interest Distribution Amount" is equal to  the
                              sum  of (i) one month's  interest at the Class B-1
                              Pass-Through Rate  on  the Class  B-1  Certificate
                              Balance  and  (ii)  any  previously  undistributed
                              shortfalls  in  interest  due  to  the  Class  B-1
                              Certificateholders in respect of prior
                              Distribution  Dates; and  the "Class  B-2 Interest
                              Distribution Amount" is  equal to the  sum of  (i)
                              one month's interest at the Class B-2 Pass-Through
                              Rate on the Class B-2 Certificate Balance and (ii)
                              any   previously   undistributed   shortfalls   in
                              interest due to  the Class B-2  Certificateholders
                              in   respect  of  prior  Distribution  Dates.  Any
                              shortfall in  interest due  to  Certificateholders
                              will,  to  the  extent  legally  permissible, bear
                              interest  at   the  related   Pass-Through   Rate.
                              Interest   will  accrue   with  respect   to  each
                              Distribution Date in respect of the Series  1996-1
                              Regular  Certificates during  the one-month period
                              beginning on the 10th  day of the month  preceding
                              the  month of such Distribution Date and ending on
                              the 9th  day of  the  month of  such  Distribution
                              Date.
                              The   "Senior  Percentage"  (which  shall  not  be
                              greater than 100%) for a Distribution Date is  the
                              percentage equivalent of a fraction, the numerator
                              of   which  is  the   Senior  Certificate  Balance
                              immediately prior  to such  Distribution Date  and
                              the denominator of which is the sum of:
                                  (i) the Senior Certificate Balance immediately
                                  prior to such Distribution Date,
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                                      S-11
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                                  (ii)  if the Class  A-7 Principal Distribution
                                  Test has been met,  the Class A-7  Certificate
                                  Balance immediately prior to such Distribution
                                  Date   or,   if   the   Class   A-7  Principal
                                  Distribution Test has not been met, zero, and
                                  (iii) if  the Class  B Principal  Distribution
                                  Test  has  been met,  the Class  B Certificate
                                  Balance immediately prior to such Distribution
                                  Date or, if the Class B Principal Distribution
                                  Test has not been met, zero.
                              The "Class  A-7 Percentage"  (which shall  not  be
                              greater  than 100%) for a Distribution Date is (i)
                              if the Class A-7  Principal Distribution Test  has
                              been met or the Senior Certificate Balance is zero
                              for   such   Distribution  Date,   the  percentage
                              equivalent of a fraction,  the numerator of  which
                              is  the Class A-7  Certificate Balance immediately
                              prior  to   such   Distribution   Date   and   the
                              denominator of which is the sum of:
                                  (a) the Senior Certificate Balance immediately
                                  prior to such Distribution Date,
                                  (b)   the   Class   A-7   Certificate  Balance
                                  immediately prior to  such Distribution  Date,
                                  and
                                  (c) if the Class B Principal Distribution Test
                                  has  been met, the Class B Certificate Balance
                                  immediately prior to  such Distribution  Date,
                                  or, if the Class B Principal Distribution Test
                                  has not been met, zero,
                              or  (ii) if  the Class  A-7 Principal Distribution
                              Test has not been  met and the Senior  Certificate
                              Balance  is not  zero for  such Distribution Date,
                              zero.
                              The "Class  B  Percentage"  (which  shall  not  be
                              greater  than 100%) for a Distribution Date is (i)
                              if the  Class B  Principal Distribution  Test  has
                              been met or the Senior Certificate Balance and the
                              Class  A-7 Certificate  Balance are  zero for such
                              Distribution Date, the percentage equivalent of  a
                              fraction,  the numerator  of which is  the Class B
                              Certificate  Balance  immediately  prior  to  such
                              Distribution  Date and the denominator of which is
                              the sum of:
                                  (a) the Senior Certificate Balance immediately
                                  prior to such Distribution Date,
                                  (b)  the   Class   A-7   Certificate   Balance
                                  immediately  prior to  such Distribution Date,
                                  and
                                  (c)   the   Class   B   Certificate    Balance
                                  immediately prior to such Distribution Date,
                              or (ii) if the Class B Principal Distribution Test
                              has  not  been  met  and  the  Senior  Certificate
                              Balance and the Class A-7 Certificate Balance  are
                              not zero for such Distribution Date, zero.
                              Notwithstanding  the foregoing,  in no  event will
                              (i) the Class A-7 Percentage exceed the percentage
                              equal to 100% minus the Senior Percentage or  (ii)
                              the Class B Percentage exceed the percentage equal
                              to 100% minus the sum of the Senior Percentage and
                              the Class A-7 Percentage.
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                                      S-12
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                              The  "Class A-7 Principal  Distribution Test" will
                              be met  if all  of  the following  conditions  are
                              satisfied:
                                  (1)  the Distribution Date is  on or after the
                                  Distribution Date in June 2000;
                                  (2) the percentage  equivalent of a  fraction,
                                  the  numerator of which is  the sum of (a) the
                                  Class  A-7  Certificate  Balance   immediately
                                  prior  to such  Distribution Date  and (b) the
                                  Class B Certificate Balance immediately  prior
                                  to  such Distribution Date and the denominator
                                  of  which  is  the  Pool  Scheduled  Principal
                                  Balance immediately prior to such Distribution
                                  Date,  is equal to at  least 27.375% (which is
                                  1.5 times  the  percentage equivalent  of  the
                                  fraction, the numerator of which is the sum of
                                  (a) the Initial Class A-7 Certificate Balance,
                                  (b)  the Initial Class B-1 Certificate Balance
                                  and (c)  the  Initial  Class  B-2  Certificate
                                  Balance  and the  denominator of  which is the
                                  Cut-off Date Pool Principal Balance);
                                  (3) the Cumulative Realized Losses as of  such
                                  Distribution  Date do  not exceed  (a) if such
                                  Distribution Date is  from and including  June
                                  2000 and up to and including May 2001, 6.0% of
                                  the  Cut-off Date Pool  Principal Balance, (b)
                                  if  such   Distribution  Date   is  from   and
                                  including  June 2001  and up  to and including
                                  May  2002,  7.0%  of  the  Cut-off  Date  Pool
                                  Principal  Balance,  (c) if  such Distribution
                                  Date is from and including June 2002 and up to
                                  and including May  2003, 8.5%  of the  Cut-off
                                  Date  Pool Principal Balance,  and (d) if such
                                  Distribution Date is  in or  after June  2003,
                                  9.5%   of  the  Cut-off  Date  Pool  Principal
                                  Balance;
                                  (4) the Current Realized Loss Ratio as of such
                                  Distribution Date does not exceed 2.5%;
                                  (5) the Average Sixty-Day Delinquency Ratio as
                                  of such  Distribution  Date  does  not  exceed
                                  3.5%; and
                                  (6)  the Average  Thirty-Day Delinquency Ratio
                                  as of such Distribution  Date does not  exceed
                                  5.5%.
                              The  "Class B Principal Distribution Test" will be
                              met  if  all  of  the  following  conditions   are
                              satisfied:
                                  (1)  the Distribution Date is  on or after the
                                  Distribution Date in June 2000;
                                  (2) the percentage  equivalent of a  fraction,
                                  the   numerator  of  which   is  the  Class  B
                                  Certificate Balance immediately prior to  such
                                  Distribution Date and the denominator of which
                                  is   the  Pool   Scheduled  Principal  Balance
                                  immediately prior to  such Distribution  Date,
                                  is  equal to  at least  14.625% (which  is 1.5
                                  times  the   percentage  equivalent   of   the
                                  fraction, the numerator of which is the sum of
                                  (a)  the Initial Class B-1 Certificate Balance
                                  and (b)  the  Initial  Class  B-2  Certificate
                                  Balance  and the  denominator of  which is the
                                  Cut-off Date Pool Principal Balance);

                                      S-13
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
                                  (3) the Cumulative Realized Losses as of  such
                                  Distribution  Date do  not exceed  (a) if such
                                  Distribution Date is  from and including  June
                                  2000 and up to and including May 2001, 6.0% of
                                  the  Cut-off Date Pool  Principal Balance, (b)
                                  if  such   Distribution  Date   is  from   and
                                  including  June 2001  and up  to and including
                                  May  2002,  7.0%  of  the  Cut-off  Date  Pool
                                  Principal  Balance,  (c) if  such Distribution
                                  Date is from and including June 2002 and up to
                                  and including May  2003, 8.5%  of the  Cut-off
                                  Date  Pool Principal  Balance and  (d) if such
                                  Distribution Date is  in or  after June  2003,
                                  9.5%   of  the  Cut-off  Date  Pool  Principal
                                  Balance;
                                  (4) the Current Realized Loss Ratio as of such
                                  Distribution Date does not exceed 2.5%;
                                  (5) the Average Sixty-Day Delinquency Ratio as
                                  of such  Distribution  Date  does  not  exceed
                                  3.5%; and
                                  (6)  the Average  Thirty-Day Delinquency Ratio
                                  as of such Distribution  Date does not  exceed
                                  5.5%.
                              The  "Formula  Principal  Distribution  Amount" in
                              respect of a Distribution  Date equals the sum  of
                              (a) the Total Regular Principal Amount (as defined
                              below)  for  such  Distribution Date  and  (b) any
                              previously   undistributed   shortfalls   in   the
                              distribution of the Total Regular Principal Amount
                              in respect of prior Distribution Dates.
                              The  "Total  Regular  Principal  Amount"  on  each
                              Distribution Date is the sum of (i) the  Scheduled
                              Principal  Reduction  Amount  (defined  below) for
                              such  Distribution   Date,  (ii)   the   Scheduled
                              Principal Balance (defined below) of each Contract
                              which,  during the related  Collection Period, was
                              purchased  by  Bank  of  America  or   BankAmerica
                              Housing  Services, as the case  may be, on account
                              of  certain   breaches  of   representations   and
                              warranties  made by it in the Agreement, (iii) all
                              partial prepayments received  during such  related
                              Collection  Period,  (iv) the  Scheduled Principal
                              Balance of each Contract that was prepaid in  full
                              during  such related Collection Period and (v) the
                              Scheduled Principal Balance of each Contract  that
                              became   a  Liquidated  Contract  (defined  below)
                              during such related Collection Period.
                              The "Scheduled  Principal Balance"  of a  Contract
                              for any Distribution Date is its principal balance
                              as  of  the  Due  Date  in  the  Collection Period
                              immediately  preceding  such  Distribution   Date,
                              after   giving  effect  to  all  previous  partial
                              prepayments,  all  previous  scheduled   principal
                              payments  (whether or not  paid) and the scheduled
                              principal  payment  due  on  such  Due  Date,  but
                              without  giving  effect to  any adjustment  due to
                              bankruptcy or similar proceedings. The  "Scheduled
                              Principal  Reduction Amount"  for any Distribution
                              Date is an  approximate calculation (performed  on
                              an   aggregate  basis   rather  than   on  a  Con-
                              tract-by-Contract basis) of the scheduled payments
                              of principal  due  during the  related  Collection
                              Period.   Both  of  these  terms  are  more  fully
                              described herein  under "Description  of the  Cer-
                              tificates -- Distributions" herein.

                                      S-14
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
                              The  "Pool  Scheduled Principal  Balance"  for any
                              Distribution Date  is equal  to the  Cut-off  Date
                              Pool  Principal Balance less  the aggregate of the
                              Total Regular  Principal  Amounts  for  all  prior
                              Distribution Dates.
                              In general, a "Liquidated Contract" is a defaulted
                              Contract as to which all amounts that the Servicer
                              expects  to  recover  relating  to  such  Contract
                              ("Liquidation Proceeds")  have  been  received.  A
                              Liquidated   Contract   includes   any   defaulted
                              Contract  in   respect   of  which   the   related
                              Manufactured  Home  has  been  realized  upon  and
                              disposed of and the  proceeds of such  disposition
                              have been received.
                              The  "Class  A-1  Certificate Balance"  as  of any
                              Distribution  Date  is   the  Initial  Class   A-1
                              Certificate  Balance  less all  amounts previously
                              distributed to Class A-1 Certificateholders on ac-
                              count of  principal;  the "Class  A-2  Certificate
                              Balance"  as  of  any  Distribution  Date  is  the
                              Initial Class  A-2  Certificate Balance  less  all
                              amounts previously distributed to holders of Class
                              A-2  Certificates  on  account  of  principal; the
                              "Class  A-3   Certificate  Balance"   as  of   any
                              Distribution   Date  is  the   Initial  Class  A-3
                              Certificate Balance  less all  amounts  previously
                              distributed  to holders of  Class A-3 Certificates
                              on  account   of   principal;   the   "Class   A-4
                              Certificate  Balance" as of  any Distribution Date
                              is the Initial Class A-4 Certificate Balance  less
                              all  amounts previously distributed  to holders of
                              the  Class   A-4   Certificates  on   account   of
                              principal;  the "Class A-5 Certificate Balance" as
                              of any Distribution Date is the Initial Class  A-5
                              Certificate  Balance  less all  amounts previously
                              distributed to  Class  A-5  Certificateholders  on
                              account  of principal; the  "Class A-6 Certificate
                              Balance"  as  of  any  Distribution  Date  is  the
                              Initial  Class  A-6 Certificate  Balance  less all
                              amounts previously distributed  to Class A-6  Cer-
                              tificateholders   on  account  of  principal;  the
                              "Class  A-7   Certificate  Balance"   as  of   any
                              Distribution   Date  is  the   Initial  Class  A-7
                              Certificate Balance  less all  amounts  previously
                              distributed  to  Class  A-7  Certificateholders on
                              account of principal;  the "Class B-1  Certificate
                              Balance"  as  of  any  Distribution  Date  is  the
                              Initial Class  B-1  Certificate Balance  less  all
                              amounts  previously distributed to  holders of the
                              Class B-1  Certificates on  account of  principal;
                              and  the "Class B-2 Certificate Balance" as of any
                              Distribution  Date  is   the  Initial  Class   B-2
                              Certificate  Balance  less all  amounts previously
                              distributed to holders  of Class B-2  Certificates
                              on  account of principal.  The "Senior Certificate
                              Balance" as of any Distribution Date is the sum of
                              the   Certificate   Balances    of   the    Senior
                              Certificates immediately prior to such
                              Distribution  Date. The "Class  B Certificate Bal-
                              ance" as of  any Distribution Date  is the sum  of
                              the  Class B-1  Certificate Balance  and the Class
                              B-2 Certificate Balance immediately prior to  such
                              Distribution  Date. The term "Certificate Balance"
                              in  respect  of  any   one  or  more  Classes   of
                              Certificates  has the corresponding meaning. In no
                              event  shall   the  aggregate   distributions   of
                              principal  to the holders of  the Class A-1, Class
                              A-2, Class A-3, Class  A-4, Class A-5, Class  A-6,
                              Class  A-7, Class  B-1 and  Class B-2 Certificates
                              exceed the

                                      S-15
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
                              Initial Class A-1 Certificate Balance, the Initial
                              Class A-2 Certificate  Balance, the Initial  Class
                              A-3  Certificate  Balance, the  Initial  Class A-4
                              Certificate Balance, Initial Class A-5 Certificate
                              Balance, Initial  Class A-6  Certificate  Balance,
                              Initial Class A-7 Certificate Balance, the Initial
                              Class  B-1  Certificate  Balance  and  the Initial
                              Class B-2 Certificate Balance, respectively.
Reserve Account.............  On the Closing Date,  the Trustee shall  establish an account (the "Reserve Account") for the benefit
                              of  the  Certificateholders.  The  Reserve Account
                              shall have  an  initial  balance of  zero  on  the
                              Closing  Date. Commencing on the Distribution Date
                              which is the earlier of (a) the Distribution  Date
                              in  June 2006 and (b)  the first Distribution Date
                              on which the percentage equivalent of a  fraction,
                              the  numerator  of  which  is  the  Pool Scheduled
                              Principal  Balance   (after   giving   effect   to
                              distributions  with respect to principal) for such
                              Distribution Date and the denominator of which  is
                              the  Cut-off Date Pool  Principal Balance, is less
                              than or equal  to 25%,  the Trustee  shall make  a
                              deposit  into  the  Reserve  Account  pursuant  to
                              clause  (ix)   in  the   fourth  paragraph   under
                              "Distributions"  above up  to the  Reserve Account
                              Cap. On each Distribution  Date, the Trustee  will
                              withdraw  from the Reserve  Account an amount (the
                              "Reserve Account Draw Amount") equal to the lesser
                              of (a) the amount then  on deposit in the  Reserve
                              Account  and (b) the amount by which the aggregate
                              of amounts  due to  Certificateholders in  clauses
                              (i)  through  (viii)  under  "Distributions" above
                              exceeds the Available Distribution Amount on  such
                              Distribution  Date  and  distribute  such  amount,
                              together with the Available Distribution Amount.
                              Funds in the Reserve  Account will be invested  in
                              Eligible  Investments by the  Trustee, and the net
                              investment earnings, if any,  will be paid to  the
                              Class   R  Certificateholders.  "Eligible  Invest-
                              ments" means  one  or  more  common  trust  funds,
                              collective investment trusts or money market funds
                              acceptable to Moody's and Fitch (as evidenced by a
                              letter  from Moody's and Fitch to such effect) or,
                              if no  such  trusts  or funds  are  acceptable  to
                              Moody's   and   Fitch,   any   other   obligations
                              acceptable to Moody's and Fitch.
                              On any Distribution Date, any funds on deposit  in
                              the  Reserve  Account  in  excess  of  the Reserve
                              Account Cap (after  giving effect  to any  Reserve
                              Account   Draw   Amount  paid   to   the  Certifi-
                              cateholders on such date)  will be withdrawn  from
                              the  Reserve  Account  and  paid  to  the  Class R
                              Certificateholders.
                              Amounts paid  to  the Class  R  Certificateholders
                              pursuant   to   the   two   immediately  preceding
                              paragraphs  will  not   be  available  to   offset
                              shortfalls  in distributions  to holders  of other
                              Classes of Certificates.
                              The Reserve  Account is  intended to  enhance  the
                              likelihood  of regular  receipt by  the holders of
                              the Series 1996-1 Regular Certificates of the full
                              amount  of   the   distributions  due   them   and

                                      S-16
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
                              to  afford such holders  protection against losses
                              on Liquidated Contracts, but  no assurance can  be
                              given  that the Reserve Account will be sufficient
                              for such purpose.
                              The "Reserve Account Cap" shall  be (i) as to  any
                              Distribution   Date  (without   giving  effect  to
                              distributions due thereon) after the Closing  Date
                              and  until none of the Offered Certificates remain
                              outstanding, $1,243,218  (which  is  0.5%  of  the
                              Cut-off  Date Pool Principal  Balance) and (ii) as
                              to any Distribution Date (without giving effect to
                              distributions  due  thereon)  after  none  of  the
                              Offered Certificates remain outstanding, the lower
                              of  the  then  outstanding  Class  B-2 Certificate
                              Balance and  $1,243,218  (which  is  0.5%  of  the
                              Cut-off Date Pool Principal Balance).
Subordination of the
 Subordinate Certificates...  The  rights  of  the  holders  of  the Subordinate
                              Certificates to receive distributions of available
                              amounts in the Trust Fund will be subordinated, to
                              the extent described herein, to such rights of the
                              holders   of   the   Senior   Certificates.   This
                              subordination   is   intended   to   enhance   the
                              likelihood of regular  receipt by  the holders  of
                              the  Senior  Certificates  of the  full  amount of
                              interest and principal  distributable thereon  and
                              to  afford such holders  protection against losses
                              on Liquidated Contracts. Similarly, the rights  of
                              the holders of the Class B Certificates to receive
                              distributions  due them from  available amounts in
                              the Trust Fund will be subordinated, to the extent
                              described herein, to such rights of the holders of
                              the Class A-7 Certificates, and the rights of  the
                              holders  of the Class  B-2 Certificates to receive
                              the distributions due them from available  amounts
                              in  the Trust  Fund will  be subordinated,  to the
                              extent described  herein, to  such rights  of  the
                              holders  of the Class B-1 Certificates. Subject to
                              the subordination of the Subordinate  Certificates
                              to  the Senior Certificates, this subordination of
                              the  Class  B  Certificates   to  the  Class   A-7
                              Certificates  and of the Class B-2 Certificates to
                              the  Class  A-7  and  Class  B-1  Certificates  is
                              intended  to  enhance  the  likelihood  of regular
                              receipt  by   the  holders   of  the   Class   A-7
                              Certificates  and  the  holders of  the  Class B-1
                              Certificates, respectively, of the full amount  of
                              the  distributions  due  them and  to  afford such
                              holders protection  against losses  on  Liquidated
                              Contracts.
                              The  protection afforded to  the holders of Senior
                              Certificates by means of the subordination of  the
                              Subordinate   Certificates,   to  the   Class  A-7
                              Certificateholders by  the  subordination  of  the
                              Class   B  Certificates  and   to  the  Class  B-1
                              Certificateholders by  the  subordination  of  the
                              Class  B-2  Certificates  (in  each  case,  to the
                              extent described herein)  will be accomplished  by
                              the  application  of  the  Available  Distribution
                              Amount (together  with  any Reserve  Account  Draw
                              Amount)    in    the    order    specified   under
                              "Distributions" above. Accordingly,  in the  event
                              that  the Available  Distribution Amount (together
                              with any  Reserve  Account  Draw  Amount)  on  any
                              Distribution  Date is not sufficient to permit the
                              distribution of  the amount  of interest  and  the
                              specified   portion   of  the   Formula  Principal
                              Distribution Amount due to the

                              holders  of   any  Class   of  Certificates,   the
                              subordination   is   intended   to   protect  such
                              Certificateholders by the  right of such  Certifi-
                              cateholders   to  receive   distributions  of  the
                              Available  Distribution  Amount   in  respect   of
                              interest  and  the Formula  Principal Distribution
                              Amount   that    would   otherwise    have    been
                              distributable  to  the  Certificateholders  of any
                              Class subordinate in  priority of distribution  to
                              such  Class, until any  shortfall in distributions
                              to the  holders of  the  related senior  Class  or
                              Classes  of  Certificates in  respect  thereof has
                              been satisfied,  to the  extent described  herein.
                              See    "Description   of   the   Certificates   --
                              Distributions."
                              See   "Description   of   the   Certificates    --
                              Subordination" herein.
Losses on Liquidated
 Contracts..................  As  described above,  the Total  Regular Principal
                              Amount distributable to the holders of the  Series
                              1996-1  Regular Certificates  on each Distribution
                              Date includes the  Scheduled Principal Balance  of
                              each  Contract that  became a  Liquidated Contract
                              during  the   immediately   preceding   Collection
                              Period.  The  Liquidation  Proceeds,  net  of  (i)
                              certain  expenses  incurred   to  liquidate   such
                              Liquidated  Contract, (ii) all  accrued and unpaid
                              interest thereon  and (iii)  all Monthly  Advances
                              (as  defined below) required to be made in respect
                              of such Liquidated Contract (the "Net  Liquidation
                              Proceeds"),   may  be  less   than  the  Scheduled
                              Principal Balance  of  such  Liquidated  Contract.
                              Under   such  circumstances,   the  loss   on  the
                              Liquidated  Contract,   in  the   amount  of   the
                              deficiency  between  the Net  Liquidation Proceeds
                              and  the  Scheduled  Principal  Balance  of   such
                              Liquidated  Contract, may be covered to the extent
                              of the amount (the "Excess Interest"), if any,  by
                              which   the  interest  collected  on  nondefaulted
                              Contracts during  the same  Collection Period  ex-
                              ceeds interest distributions due to the holders of
                              the  Series  1996-1 Regular  Certificates  and the
                              Monthly Servicing Fee.
                              The effect of any  losses on Liquidated  Contracts
                              during  a  Collection  Period  in  excess  of  the
                              aggregate of  (i)  Excess Interest  and  (ii)  the
                              funds,  if any, on deposit  in the Reserve Account
                              generally will  be to  reduce the  Pool  Scheduled
                              Principal  Balance below the aggregate Certificate
                              Balance  of  the   Certificates  on  the   related
                              Distribution Date. In the event the Pool Scheduled
                              Principal   Balance  falls   below  the  aggregate
                              Certificate Balance  of  the Certificates  on  any
                              Distribution  Date, shortfalls  and/or losses will
                              arise with  respect  to  the  Certificates,  which
                              shortfalls  and/or  losses  will be  borne  by the
                              Class  B-2  Certificateholders,   the  Class   B-1
                              Certificateholders,  the  Class  A-7  Certificate-
                              holders and the Senior Certificateholders, in that
                              order.
Monthly Advances............  For each Distribution Date,  the Servicer will  be obligated to make an advance (a "Monthly Advance")
                              equal  to the  lesser of  (i) delinquent scheduled
                              payments  of   principal  and   interest  on   the
                              Contracts   that   were  due   in   the  preceding
                              Collection Period and (ii) the amount, if any,  by
                              which  scheduled  distributions  of  principal and
                              interest due on the Series 1996-1 Regular Certifi-
                              cates exceeds certain  amounts on  deposit in  the
                              Certificate

                              Account  (as hereinafter  defined) as  of the last
                              day  of  the   immediately  preceding   Collection
                              Period,  except to  the extent,  in the Servicer's
                              judgment, such  advance would  not be  recoverable
                              from  related late  payments, Liquidation Proceeds
                              or otherwise.  Advances  are reimbursable  to  the
                              Servicer as described herein under "Description of
                              the Certificates -- Advances."
Security Interests in the
 Manufactured Homes;
 Transfer of Contracts and
 Security Interests;
 Repurchase or Substitution
 Obligations................  In   connection   with   the   issuance   of   the
                              Certificates,  SPFSC  will   convey  all  of   its
                              interests  in the Contracts sold  by it to Bank of
                              America,  and  each   of  Bank   of  America   and
                              BankAmerica  Housing Services  will convey  to the
                              Trustee all of their  respective interests in  the
                              Contracts.  As described  in the  Prospectus under
                              "Risk  Factors  --   Security  Interests  in   the
                              Manufactured  Homes" and "Certain Legal Aspects in
                              the  Contracts  --   Security  Interests  in   the
                              Manufactured Homes," the certificates of title for
                              the Manufactured Homes (including the Manufactured
                              Homes  securing Contracts which are  to be sold by
                              SPFSC to Bank  of America)  will show  BankAmerica
                              Housing  Services as  the lienholder,  and the UCC
                              financing statements, where applicable, will  show
                              BankAmerica  Housing  Services  as  secured party.
                              Because of the expense and administrative inconve-
                              nience involved, neither the certificates of title
                              for the Manufactured Homes  nor the UCC  financing
                              statements  evidencing  the  security  interest in
                              such  Manufactured  Homes   will  be  notated   or
                              amended,  as  the  case  may  be,  to  change  the
                              lienholder specified  therein to  the Trustee.  In
                              some  states, in the absence of such a notation or
                              amendment, the assignment  to the  Trustee of  the
                              security  interest in  the Manufactured  Homes may
                              not be effective against creditors of  BankAmerica
                              Housing  Services. However, neither Seller will be
                              obligated to repurchase  or substitute a  Contract
                              solely  on  the basis  of the  failure by  Bank of
                              America or BankAmerica  Housing Services to  cause
                              any  such notation  or amendment  to be  made with
                              respect to a  document of title  or UCC  financing
                              statement  relating to a Manufactured Home, except
                              under  certain  limited  specified   circumstances
                              described  herein under  "Description of  the Cer-
                              tificates -- Conveyance of Contracts."
                              Under the  Agreement,  each of  the  Sellers  will
                              agree  to repurchase, or  at its option substitute
                              another contract for, a Contract sold by it if  it
                              has  failed to  perfect a  first-priority security
                              interest in such Manufactured Home or in the event
                              of  certain  violations   of  federal  and   state
                              consumer  protection laws  applicable to creditors
                              or assignees of the Contracts, unless such failure
                              does  not  materially  and  adversely  affect  the
                              Trustee's interest in the Contract or such failure
                              has been cured.
                              Under certain federal and state laws governing the
                              perfection  of security  interests in manufactured
                              homes and  the enforcement  of rights  to  realize
                              upon   the  value   of  manufactured   homes,  the
                              Trustee's security interest in a Manufactured Home
                              could be


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
                              rendered subordinate  to  the  interest  of  other
                              parties  if the Manufactured Home has been affixed
                              to real estate  or is relocated  to another  state
                              without  reperfection  of  the  security interest.
                              Neither of the Sellers will have any obligation to
                              repurchase, or substitute another contract for,  a
                              Contract  sold by it unless  such an affixation or
                              relocation occurs on or  before the Closing  Date.
                              See  "Certain  Legal Aspects  of the  Contracts --
                              Security Interests in  the Manufactured Homes"  in
                              the Prospectus.
Termination Auction.........  Within ninety days following the Distribution Date as  of which the  Pool Scheduled Principal Balance
                              is  less  than  10%  of  the  Cut-off  Date   Pool
                              Principal  Balance, the Trustee shall solicit bids
                              for the purchase of the Contracts remaining in the
                              Trust Fund. In  the event  that satisfactory  bids
                              are  received as  described in  the Agreement, the
                              net  sale   proceeds   will  be   distributed   to
                              Certificateholders,  in the same order of priority
                              as  collections   received  in   respect  of   the
                              Contracts.  If satisfactory bids are not received,
                              the Trustee shall  decline to  sell the  Contracts
                              and  shall not be under  any obligation to solicit
                              any  further  bids  or  otherwise  negotiate   any
                              further  sale  of  the  Contracts.  Such  sale and
                              consequent termination  of  the  Trust  Fund  must
                              constitute  a "qualified liquidation" of the Trust
                              Fund under Section 860F of the Code, including the
                              requirement that the  qualified liquidation  takes
                              place  over a  period not  to exceed  90 days. See
                              "Description of  the Certificates  --  Termination
                              Auction"    herein   and   "Description   of   the
                              Certificates -- Optional and Mandatory Repurchase;
                              Termination Auction" in the Prospectus. Any  early
                              termination of the Trust Fund and early retirement
                              of the Certificates that results from a successful
                              Termination  Auction  may  have  an  effect  on an
                              investor's  yield   on  such   Certificates.   See
                              "Prepayment  and Yield  Considerations" herein and
                              in the Prospectus.
Optional Termination........  If the Trust Fund is not terminated pursuant to  a
                              Termination  Auction, the Servicer  has the option
                              to purchase from the Trust Fund all Contracts then
                              outstanding and all  other property  in the  Trust
                              Fund  on  any  Distribution Date  after  the First
                              Distribution Date if, among other conditions,  the
                              Pool  Scheduled Principal Balance  is less than 5%
                              of the Cut-off  Date Pool  Principal Balance.  See
                              "Description   of  the  Certificates  --  Optional
                              Termination" herein.
Registration of Offered
 Certificates...............  The  Offered   Certificates  initially   will   be
                              represented by certificates registered in the name
                              of  Cede  & Co.  ("Cede")  as the  nominee  of The
                              Depository Trust Company ("DTC"), and will only be
                              available in  the  form  of  book-entries  on  the
                              records  of DTC and participating members thereof.
                              Certificates representing the Offered Certificates
                              will be issued in  definitive form only under  the
                              limited circumstances described herein. All refer-
                              ences  herein to "holders" or "Certificateholders"
                              shall reflect the rights  of beneficial owners  of
                              the Offered Certificates ("Certificate Owners") as
                              they  may indirectly exercise  such rights through
                              DTC and participating  members thereof, except  as

                              otherwise specified herein. See "Risk Factors" and
                              "Description   of   the  Certificates   --  Global
                              Certificates" in the  Prospectus and  "Description
                              of  the Certificates --  General" and "Description
                              of the Certificates -- Distributions" herein.
Federal Income Tax
 Consequences...............  For federal income tax purposes, an election  will be  made to treat the Trust  Fund as a real estate
                              mortgage investment conduit ("REMIC"). The  Series
                              1996-1   Regular   Certificates   will  constitute
                              "regular interests"  in  the REMIC  and  generally
                              will  be treated as debt  instruments of the Trust
                              Fund for federal income tax purposes with  payment
                              terms    equivalent   to   the   terms   of   such
                              Certificates. The Series 1996-1 Residual  Certifi-
                              cates  will be treated  as the "residual interest"
                              in the  REMIC  for federal  income  tax  purposes.
                              Holders  of the Series 1996-1 Regular Certificates
                              that would otherwise  report income  under a  cash
                              method  of accounting will  be required to include
                              in income interest  on the  Series 1996-1  Regular
                              Certificates  (including  original  issue discount
                              ("OID"), if  any) in  accordance with  an  accrual
                              method of accounting.
                              The   Offered  Certificates,  depending  on  their
                              respective issue prices,  may be  issued with  OID
                              for federal income tax purposes.
                              See  "Certain  Federal  Income  Tax  Consequences"
                              herein and in the Prospectus.
ERISA Considerations........  SENIOR CERTIFICATES.   Subject  to the  conditions
                              and   discussion  set  forth  herein,  the  Senior
                              Certificates may be purchased by employee  benefit
                              plans  that are subject to the Employee Retirement
                              Income Security Act of 1974, as amended ("ERISA").
                              See  "ERISA  Considerations"  herein  and  in  the
                              Prospectus.
                              CLASS A-7 AND CLASS B-1 CERTIFICATES.  A fiduciary
                              of any employee benefit plan or other plan subject
                              to  ERISA  and/or  Section  4975  of  the Internal
                              Revenue Code  of  1986, as  amended  (the  "Code")
                              should not purchase or hold the Class A-7 or Class
                              B-1  Certificates as such actions may give rise to
                              a transaction  prohibited under  ERISA or  Section
                              4975  of  the  Code.  See  "ERISA  Considerations"
                              herein and in the Prospectus.
Legal Investment............  The  Senior   Certificates  and   the  Class   A-7
                              Certificates  at the time of issuance will qualify
                              as  "mortgage   related  securities"   under   the
                              Secondary Mortgage Market Enhancement Act of 1984,
                              as amended ("SMMEA") and, as such, will constitute
                              legal  investments for certain  types of investors
                              to the extent provided in SMMEA. Such institutions
                              should  consult  their   own  legal  advisors   in
                              determining  whether and to what extent the Senior
                              Certificates  and  the   Class  A-7   Certificates
                              constitute legal investments for such investors.
                              Because  the Class  B-1 Certificates  will not, at
                              the time of issuance, be  rated in one of the  two
                              highest  rating  categories  of  Moody's Investors
                              Service,  Inc.  ("Moody's")  and  Fitch  Investors
                              Service,    L.P.   ("Fitch"),    the   Class   B-1
                              Certificates will not

                              constitute  "mortgage   related  securities"   for
                              purposes  of SMMEA. Accordingly, many institutions
                              with legal  authority  to invest  in  more  highly
                              rated   securities   based  on   first   liens  on
                              residential manufactured homes may not be  legally
                              authorized    to   invest   in   the   Class   B-1
                              Certificates. No representation is made as to  any
                              regulatory  requirements  or  considerations  (in-
                              cluding without limitation  regulatory capital  or
                              permissible investment requirements) applicable to
                              the  purchase  of  the Class  B-1  Certificates by
                              banks, savings  and  loan  associations  or  other
                              financial  institutions. Such  institutions should
                              consult their  own legal  advisors in  determining
                              whether   and   to   what   extent   the   Offered
                              Certificates constitute legal investments for such
                              investors. See  "Legal Investment"  herein and  in
                              the Prospectus.
Rating......................  It  is a condition to  the issuance of the Offered
                              Certificates that the Senior Certificates be rated
                              "Aaa" by  Moody's and  "AAA"  by Fitch,  that  the
                              Class  A-7 Certificates be rated at least "Aa3" by
                              Moody's and "AA-" by Fitch and that the Class  B-1
                              Certificates  be rated at  least "Baa2" by Moody's
                              and "BBB" by Fitch. The Sellers have not requested
                              ratings on the Offered Certificates by any  rating
                              agency  other  than  Moody's  and  Fitch. However,
                              there can be no assurance as to whether any  other
                              rating  agency will rate any or all of the Offered
                              Certificates, or if it does, what rating would  be
                              assigned by any such other rating agency. A rating
                              on  any  or  all of  the  Offered  Certificates by
                              certain other rating agencies, if assigned at all,
                              may be  lower than  the  rating assigned  to  such
                              Certificates  by Moody's and  Fitch. See "Ratings"
                              herein and in the Prospectus.
                              A security rating is not a recommendation to  buy,
                              sell  or  hold securities  and  may be  subject to
                              revision or withdrawal at any time.

                                  RISK FACTORS

    The discussion under "Risk Factors" in the Prospectus should be read carefully in connection with a decision to invest in any of the Offered Certificates. The following discussion supplements, and does not replace or supersede the discussion under "Risk Factors" in the Prospectus, unless the context expressly so provides.

    1. LIMITED LIQUIDITY. Only the Offered Certificates are being offered hereby. The Underwriters intend to make a secondary market in the Offered Certificates, but have no obligation to do so. There can be no assurance that a secondary market will develop for the Offered Certificates or, if it does develop, that it will provide the holders of any of the Classes of Offered Certificates with liquidity of investment or that it will remain for the term of such Class of Offered Certificates.

    2. DISTRIBUTIONS OF PRINCIPAL. The yield to maturity on the Class A-7 and Class B-1 Certificates will be affected by the rate at which Contracts become Liquidated Contracts and the severity of ensuing losses on such Liquidated Contracts and the timing thereof. For any Distribution Date before the Class A-7 Principal Distribution Test has been met on which the Senior Certificate Balance has not been reduced to zero, the Senior Certificateholders will receive all payments of principal that are made on the Contracts. For any Distribution Date after the Class A-7 Principal Distribution Test has been met but before the Class B Distribution Test has been met on which each of the Senior Certificate Balance and the Class A-7 Certificate Balance has not been reduced to zero, the Senior Certificateholders and the Class A-7 Certificateholders will receive all payments of principal that are made on the Contracts. It is not possible to predict the timing of the occurrence of the Distribution Date, if any, on which the Senior Certificate Balance or the Class A-7 Certificate Balance, as applicable, will be reduced to zero, which occurrences will be affected by the rate of voluntary prepayments in addition to prepayments due to default and subsequent liquidation. Prepayments on Contracts may be influenced by a variety of economic, geographic, social and other factors, including repossessions, aging, seasonality, market interest rates, changes in housing needs, job transfers and unemployment. See "Prepayment and Yield Considerations" herein and in the Prospectus.

    3. NO RECOURSE. Neither Bank of America nor BankAmerica Housing Services nor any of their affiliates will have any obligations with respect to the Offered Certificates except, in the case of the Sellers, for obligations arising from certain representations and warranties of Bank of America and BankAmerica Housing Services, as the case may be, with respect to the Contracts sold by it in the Contract Pool and, in the case of BankAmerica Housing Services, for certain contractual servicing obligations, each as further described herein. SUBJECT ONLY TO THE FOREGOING EXCEPTIONS, THE OFFERED CERTIFICATES WILL NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF BANK OF AMERICA OR BANKAMERICA HOUSING SERVICES, THEIR PARENT CORPORATION, BANKAMERICA CORPORATION, OR ANY AFFILIATE THEREOF, AND ASSETS IN THE TRUST FUND WILL CONSTITUTE THE ONLY SOURCE OF FUNDS FOR PAYMENT ON THE OFFERED CERTIFICATES. NONE OF THE OFFERED CERTIFICATES NOR THE UNDERLYING CONTRACTS OR ANY COLLECTIONS THEREON WILL BE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

    4. CLASS B-1 CERTIFICATES. The Class B-1 Certificates will not constitute "mortgage related securities" for purposes of SMMEA. Accordingly, many institutions with legal authority to invest in SMMEA securities will not be able to invest in the Class B-1 Certificates, thereby limiting the market for such securities. See "Legal Investment" in the Prospectus.

                               THE CONTRACT POOL

    Each Contract was purchased or originated by BankAmerica Housing Services or SPFSC, in each case on an individual basis in the ordinary course of its business. Each Contract purchased by SPFSC on an individual basis in the ordinary course of its business will be purchased by Bank of America from SPFSC, and immediately conveyed by Bank of America to the Trustee. See "The Sellers -- Loan Originations" in the Prospectus. A description of BankAmerica Housing Services' and SPFSC's general practices with respect to the origination or purchase of manufactured housing contracts similar to the Contracts is set forth in the Prospectus under "The Sellers -- Loan Originations" and "The Sellers -- Underwriting Policies."

    On the date of initial issuance of the Offered Certificates, the Sellers will convey to the Trust Fund the Contracts owned by it immediately prior to such conveyance. The Contract Pool in the Trust Fund will consist of such Contracts. BankAmerica Housing Services, as Servicer, will obtain and maintain possession of all Contract documents.

    Approximately 35% of the Contracts (by outstanding principal balance as of the Cut-off Date) will be sold by BankAmerica Housing Services and approximately 65% will be sold by Bank of America. Approximately 65% of the Contracts in the Contract Pool were purchased by Bank of America from SPFSC immediately prior to its conveyance of such Contracts to the Trust Fund. Subject to several exceptions, the Contracts being sold by Bank of America will have one or both of the following attributes: (i) the amount financed is more than 90% but not more than 95% of the Value (defined below) of any Manufactured Home and (ii) the original term to maturity is more than 20 years but not more than 30 years.

    The Contracts are all fixed rate, actuarial Contracts. None of the Contracts in the Contract Pool (i) is secured by a lien on real estate, (ii) was purchased in bulk from an unrelated third party or (iii) is insured in whole or in part or guaranteed in whole or in part, as applicable, by the Veterans Administration, the Federal Housing Administration or by any other governmental entity or instrumentality.

    Management of BankAmerica Housing Services estimates that in excess of 95% of the Manufactured Homes are used as primary residences by the Obligors under the Contracts secured by such Manufactured Homes.

    All Contracts have fixed Contract Rates. As of the Cut-off Date, the Contract Rates on the Contracts ranged from 10.00% to 12.50%. The weighted average Contract Rate of the Contracts as of the Cut-off Date was approximately 10.63%. As of the Cut-off Date, the Contracts had remaining scheduled maturities of at least 5 months but not more than 360 months, and original scheduled maturities of at least 18 months but not more than 360 months. As of the Cut-off Date, the Contracts had a weighted average remaining term to maturity of approximately 256 months, and a weighted average original term to scheduled maturity of approximately 260 months. The average outstanding principal balance of the Contracts as of the Cut-off Date was approximately $27,121 and the outstanding principal balances of the Contracts as of the Cut-off Date ranged from approximately $859 to $73,593. The weighted average loan-to-value ratio for the Contracts at origination was approximately 90.24% and the loan-to-value ratio of the Contracts at origination ranged from 21% to 95%. "Value" in such calculation is equal to the stated cash sale price of such Manufactured Home, including sales and other taxes, plus, to the extent financed, filing and recording fees imposed by law, premiums for related insurance and prepaid finance charges. BankAmerica Housing Services' underwriting practices regarding loan-to-value ratios of Contracts it originates or purchases are set forth in the Prospectus under "The Sellers -- Loan Originations" and "The Sellers -- Underwriting Policies." Manufactured homes, unlike site-built homes, generally depreciate in value, and it has been BankAmerica Housing Services' experience that, upon repossession, the market value of a manufactured home securing a manufactured housing contract is generally lower than the principal balance of the related manufactured housing contract. Certain statistical information relating to the average percentage of principal recovered upon liquidation of certain manufactured housing contracts is set forth herein and in the Prospectus under "The Sellers -- Delinquency and Loan Loss/Repossession Experience." Such statistical information is included herein and therein only for illustrative purposes. There is no assurance that the Contracts have characteristics that are similar to the manufactured housing contracts to which such statistical information relates. In addition, the percentage recovery of principal on liquidation of manufactured housing contracts historically has been adversely affected by downturns in regional or local economic conditions. These regional or local economic conditions are often volatile, and no predictions can be made regarding future economic loss upon liquidation. In light of the foregoing, no assurance can be given that the percentage of principal recovered upon liquidation of defaulted Contracts will be similar to any statistical information contained herein. See "The Sellers -- Delinquency and Loan Loss/Repossession Experience" herein and in the Prospectus.

    The Contracts are secured by Manufactured Homes located in 44 states and the District of Columbia. Approximately 6.95% of the Contracts by outstanding principal balance as of the Cut-off Date were secured by Manufactured Homes located in North Carolina, 6.74% in Georgia, 5.58% in South Carolina, 5.40% in Texas, 5.22% in Florida, and 5.16% in Arizona. No other state represented more than 5% (by outstanding principal balance as of the Cut-off Date) of the Contracts. None of the Contracts is secured by a Manufactured Home located in California.

    Approximately 84% of the Contracts by outstanding principal balance as of the Cut-off Date are secured by Manufactured Homes which were new at the time the related Contracts were originated, and approximately 16% of the Contracts by outstanding principal balance as of the Cut-off Date are secured by Manufactured Homes which were used at the time the related Contracts were originated.

    Set forth below is a description of certain additional characteristics of the Contracts:

       GEOGRAPHICAL DISTRIBUTION OF MANUFACTURED HOMES AS OF ORIGINATION

                                                                                              % OF CONTRACT POOL
                                                                                                BY OUTSTANDING
                                                       NUMBER OF       AGGREGATE PRINCIPAL     PRINCIPAL BALANCE
                                                       CONTRACTS       BALANCE OUTSTANDING    AS OF CUT-OFF DATE
STATE                                             AS OF CUT-OFF DATE    AS OF CUT-OFF DATE            (1)
- ------------------------------------------------  -------------------  --------------------  ---------------------
Arizona.........................................             423        $    12,831,619.84              5.16%
Arkansas........................................             294              7,787,297.27              3.13
Colorado........................................             147              4,165,263.64              1.68
Delaware........................................              35                911,499.51              0.37
District of Columbia............................               1                 33,130.78              0.01
Florida.........................................             480             12,987,071.96              5.22
Georgia.........................................             555             16,768,432.05              6.74
Idaho...........................................              50              1,470,023.30              0.59
Illinois........................................              95              2,358,956.76              0.95
Indiana.........................................             278              7,574,949.58              3.05
Iowa............................................              92              2,203,507.17              0.89
Kansas..........................................              72              1,881,117.98              0.76
Kentucky........................................             455             11,546,529.01              4.64
Louisiana.......................................             396             11,412,244.43              4.59
Maine...........................................              52              1,532,346.87              0.62
Maryland........................................              56              1,683,466.53              0.68
Michigan........................................             337              9,611,139.09              3.87
Minnesota.......................................              85              2,080,403.63              0.84
Mississippi.....................................             214              5,531,084.70              2.22
Missouri........................................             403             10,422,144.80              4.19
Montana.........................................              65              1,898,061.06              0.76
Nebraska........................................              65              1,634,342.45              0.66
Nevada..........................................              72              2,084,481.77              0.84
New Hampshire...................................               7                217,085.78              0.09
New Jersey......................................               6                209,741.61              0.08
New Mexico......................................             196              5,779,332.33              2.32
New York........................................             235              6,064,574.09              2.44
North Carolina..................................             706             17,285,452.98              6.95
North Dakota....................................              23                574,848.09              0.23
Ohio............................................             353              8,748,156.08              3.52
Oklahoma........................................             134              3,629,478.77              1.46
Oregon..........................................             199              6,643,537.93              2.67
Pennsylvania....................................             342              9,000,759.87              3.62
Rhode Island....................................               1                 28,036.73              0.01
South Carolina..................................             460             13,877,437.57              5.58
South Dakota....................................              34              1,002,241.20              0.40
Tennessee.......................................             469             12,207,237.34              4.91
Texas...........................................             544             13,418,777.48              5.40
Utah............................................              46              1,801,201.63              0.72
Vermont.........................................              17                516,566.43              0.21
Virginia........................................             173              4,212,838.18              1.69
Washington......................................             102              3,479,996.49              1.40
West Virginia...................................             273              6,514,358.29              2.62
Wisconsin.......................................              74              1,775,676.30              0.71
Wyoming.........................................              52              1,247,067.10              0.50
                                                           -----       --------------------          -------
    Totals......................................           9,168        $   248,643,516.45            100.00%
                                                           -----       --------------------          -------
                                                           -----       --------------------          -------

- ------------------------
(1)  Entries may not add to 100.00% due to rounding.

                       YEARS OF ORIGINATION OF CONTRACTS

                                                                                              % OF CONTRACT POOL
                                                                                                BY OUTSTANDING
                                                                       AGGREGATE PRINCIPAL     PRINCIPAL BALANCE
                                                  NUMBER OF CONTRACTS  BALANCE OUTSTANDING    AS OF CUT-OFF DATE
YEAR OF ORIGINATION                               AS OF CUT-OFF DATE    AS OF CUT-OFF DATE            (1)
- ------------------------------------------------  -------------------  --------------------  ---------------------
1995............................................           4,135        $   118,375,450.45            47.61%
1996............................................           5,033            130,268,066.00            52.39
                                                           -----       --------------------         -------
    Total.......................................           9,168        $   248,643,516.45           100.00%
                                                           -----       --------------------         -------
                                                           -----       --------------------         -------

- ------------------------
(1)  Entries may not add to 100.00% due to rounding.

            DISTRIBUTION OF ORIGINAL PRINCIPAL BALANCES OF CONTRACTS

                                                                                              % OF CONTRACT POOL
                                                                                                BY OUTSTANDING
                                                                       AGGREGATE PRINCIPAL     PRINCIPAL BALANCE
                                                  NUMBER OF CONTRACTS  BALANCE OUTSTANDING    AS OF CUT-OFF DATE
ORIGINAL PRINCIPAL BALANCES OF CONTRACTS (1)      AS OF CUT-OFF DATE    AS OF CUT-OFF DATE            (2)
- ------------------------------------------------  -------------------  --------------------  ---------------------
$0 - 5,000......................................              13        $        52,945.87              0.02%
$5,001 - 7,500..................................             127                784,236.11              0.32
$7,501 - 10,000.................................             332              2,868,285.38              1.15
$10,001 - 12,500................................             391              4,355,037.13              1.75
$12,501 - 15,000................................             482              6,551,416.52              2.63
$15,001 - 17,500................................             429              6,902,612.89              2.78
$17,501 - 20,000................................             465              8,670,716.54              3.49
$20,001 - 22,500................................             793             16,767,946.20              6.74
$22,501 - 25,000................................             945             22,342,720.66              8.99
$25,001 - 27,500................................           1,051             27,412,713.89             11.02
$27,501 - 30,000................................             921             26,266,111.47             10.56
$30,001 - 32,500................................             762             23,679,556.63              9.52
$32,501 - 35,000................................             562             18,837,364.86              7.58
$35,001 - 40,000................................             734             27,227,685.92             10.95
$40,001 - 45,000................................             469             19,801,726.67              7.96
$45,001 - 50,000................................             317             14,990,523.05              6.03
$50,001 - 55,000................................             175              9,128,801.11              3.67
$55,001 - 60,000................................             126              7,198,136.30              2.89
$60,001 - 65,000................................              37              2,295,484.33              0.92
$65,001 - 70,000................................              25              1,646,741.26              0.66
$70,001 - 75,000................................              12                862,753.66              0.35
                                                           -----       --------------------          -------
    Totals......................................           9,168        $   248,643,516.45            100.00%
                                                           -----       --------------------          -------
                                                           -----       --------------------          -------

- --------------------------
(1) The greatest original Contract principal balance is $73,717, which represents 0.030% of the outstanding principal balance of the Contracts as of the Cut-off Date.

(2) Entries may not add to 100.00% due to rounding.

                 DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS

                                                                                              % OF CONTRACT POOL
                                                                                                BY OUTSTANDING
                                                                       AGGREGATE PRINCIPAL     PRINCIPAL BALANCE
                                                  NUMBER OF CONTRACTS  BALANCE OUTSTANDING    AS OF CUT-OFF DATE
LOAN-TO-VALUE RATIO (1)                           AS OF CUT-OFF DATE    AS OF CUT-OFF DATE            (2)
- ------------------------------------------------  -------------------  --------------------  ---------------------
Less than or equal to 50%.......................              69        $       842,670.36              0.34%
51-60%..........................................              81              1,291,702.74              0.52
61-70%..........................................             170              3,131,893.28              1.26
71-80%..........................................             645             12,742,692.40              5.12
81-85%..........................................             800             18,166,971.19              7.31
86-90%..........................................           3,770             93,702,780.32             37.69
91-95%..........................................           3,633            118,764,806.16             47.77
                                                           -----       --------------------          -------
    Totals......................................           9,168        $   248,643,516.45            100.00%
                                                           -----       --------------------          -------
                                                           -----       --------------------          -------

- --------------------------
(1) Rounded to the nearest 1%. The definition of "Value" is set forth under "The Contract Pool" above. Manufactured Homes, unlike site-built homes, generally depreciate in value, and it should generally be expected, especially with Contracts with high loan-to-value ratios at origination, that at any time after the origination of a Contract, the market value of the Manufactured Home securing such Contract may be lower than the outstanding principal balance of such Contract.

(2) Entries may not add to 100.00% due to rounding.

                         DISTRIBUTION OF CONTRACT RATES

                                                                                              % OF CONTRACT POOL
                                                                                                BY OUTSTANDING
                                                                       AGGREGATE PRINCIPAL     PRINCIPAL BALANCE
                                                  NUMBER OF CONTRACTS  BALANCE OUTSTANDING    AS OF CUT-OFF DATE
CONTRACT RATE                                     AS OF CUT-OFF DATE    AS OF CUT-OFF DATE            (1)
- ------------------------------------------------  -------------------  --------------------  ---------------------
10.00...........................................             768        $    24,901,051.33             10.01%
10.25...........................................           2,051             68,605,524.84             27.59
10.50...........................................           1,726             51,378,253.44             20.66
10.75...........................................           1,672             46,882,717.16             18.86
11.00...........................................             785             18,079,993.45              7.27
11.25...........................................             893             16,351,896.69              6.58
11.50...........................................             514              9,524,318.06              3.83
11.75...........................................             287              6,434,302.49              2.59
12.00...........................................             187              2,654,220.38              1.07
12.25...........................................             206              2,883,940.14              1.16
12.50...........................................              79                947,298.47              0.38
                                                           -----       --------------------          -------
    Totals......................................           9,168        $   248,643,516.45            100.00%
                                                           -----       --------------------          -------
                                                           -----       --------------------          -------

- ------------------------
(1)  Entries may not add to 100.00% due to rounding.

                          REMAINING MONTHS TO MATURITY

                                                                                               % OF CONTRACT POOL
                                                                                                 BY OUTSTANDING
                                                         NUMBER OF      AGGREGATE PRINCIPAL     PRINCIPAL BALANCE
                                                      CONTRACTS AS OF   BALANCE OUTSTANDING    AS OF CUT-OFF DATE
MONTHS REMAINING AS OF CUT-OFF DATE                    CUT-OFF DATE      AS OF CUT-OFF DATE            (1)
- ---------------------------------------------------  -----------------  --------------------  ---------------------
Less than or equal to 30...........................             13       $        48,275.93              0.02%
Greater than 31 and less than or equal to 60.......            238             2,101,477.52              0.85
Greater than 61 and less than or equal to 90.......            275             2,800,762.01              1.13
Greater than 91 and less than or equal to 120......            698            10,009,289.18              4.03
Greater than 121 and less than or equal to 150.....            268             4,437,348.60              1.78
Greater than 151 and less than or equal to 180.....          1,770            38,352,122.05             15.42
Greater than 181 and less than or equal to 210.....             11               244,901.02              0.10
Greater than 211 and less than or equal to 240.....          3,132            87,471,905.33             35.18
Greater than 241 and less than or equal to 270.....              5               140,343.91              0.06
Greater than 271 and less than or equal to 300.....          1,295            45,584,983.50             18.33
Greater than 301 and less than or equal to 360.....          1,463            57,452,107.40             23.11
                                                             -----      --------------------          -------
    Totals.........................................          9,168       $   248,643,516.45            100.00%
                                                             -----      --------------------          -------
                                                             -----      --------------------          -------

- --------------------------
(1) Entries may not add to 100.00% due to rounding.

                                  THE SELLERS

    The following information supplements the information in the Prospectus under the heading "The Sellers."

    The volume of manufactured housing contracts originated by SPHSI (the business predecessor of BankAmerica Housing Services, as described in the Prospectus under "The Sellers -- BankAmerica Housing Services"), BankAmerica Housing Services or purchased by SPHSI or BankAmerica Housing Services from dealers on an individual basis for the periods indicated below and certain other information at the end of such periods are as follows:

            CONTRACTS ORIGINATED OR PURCHASED ON AN INDIVIDUAL BASIS
                             (DOLLARS IN THOUSANDS)

                                                                                                         FIRST
                                                                                                        QUARTER
                                                         YEAR ENDED DECEMBER 31,                         ENDED
                                      --------------------------------------------------------------   MARCH 31,
                                         1991        1992        1993         1994          1995         1996
                                      ----------  ----------  ----------  ------------  ------------  -----------
Principal Balance of Contracts
 Purchased (1)(2)...................  $  605,861  $  758,757  $  873,227  $  1,248,346  $  2,586,896   $ 675,304
Number of Contracts Purchased (1)...      27,612      32,752      35,645        46,865        87,407      21,617
Average Contract Size (2)...........  $     21.9  $     23.2  $     24.5  $       26.6  $       29.6   $    31.2
Weighted Average Contract Rate
 (2)................................       13.00%      11.55%      10.03%        10.68%        10.04%       9.10%
Number of Regional Offices (3)......          20          23          26            35            38          38

- --------------------------
(1) Does not include any portfolios acquired in bulk from third parties. Includes only contracts originated by SPHSI or BankAmerica Housing Services or purchased from dealers.

(2) Based on principal balance or Contract Rate, as applicable, at the time of origination or purchase in the specified period.

(3) Includes regional offices in the United States originating or purchasing manufactured housing contracts as of the end of the time period.

    The following table shows the size of the portfolio of manufactured housing contracts serviced (including contracts already in repossession) by SPHSI and now BankAmerica Housing Services through the manufactured housing regional office system as of the dates indicated:

                           SIZE OF SERVICED PORTFOLIO
                             (DOLLARS IN THOUSANDS)

                                                                                                        FIRST
                                                                                                       QUARTER
                                                               AT DECEMBER 31,                          ENDED
                                          ----------------------------------------------------------  MARCH 31,
                                             1991        1992        1993        1994        1995        1996
                                          ----------  ----------  ----------  ----------  ----------  ----------
Unpaid Principal Balance of Contracts
 Being Serviced.........................  $3,480,706  $4,028,114  $4,337,902  $4,877,858  $6,739,285  $7,187,782
Average Contract Unpaid Principal
 Balance................................       $18.6       $18.6       $19.0       $19.8       $22.2       $22.7
Number of Contracts Being Serviced......     187,636     216,714     228,452     246,572     303,739     316,799

DELINQUENCY AND LOAN LOSS/REPOSSESSION EXPERIENCE

    The delinquency, repossession and loan loss experience shown in the following tables for the periods referenced therein is for illustrative purposes only, and there is no assurance that the delinquency, repossession or loan loss experience of any Contracts sold to the Trust Fund will be similar to that set forth below. Differences between the Contract Pool and the serviced portfolio as a whole as to interest rates, borrower characteristics and location and type of collateral may result in significant differences in performance as to delinquency, repossession and loan loss experience.

    The following table sets forth the delinquency experience since 1991 of manufactured housing contracts serviced through SPHSI's and now BankAmerica Housing Services' manufactured housing regional office system (other than contracts already in repossession as of the dates indicated):

                             DELINQUENCY EXPERIENCE

                                                                                                           FIRST
                                                                                                          QUARTER
                                                                YEAR ENDED DECEMBER 31,                    ENDED
                                                 -----------------------------------------------------   MARCH 31,
                                                   1991       1992       1993       1994       1995        1996
                                                 ---------  ---------  ---------  ---------  ---------  -----------
Number of Contracts Outstanding (1)............    186,376    215,544    227,411    245,432    302,455     315,335
Number of Contracts Delinquent (2):
30-59 days.....................................      2,460      2,317      1,992      2,599      4,408       2,966
60-89 days.....................................        607        540        469        633        974         787
90 days or more................................        758        640        641        739      1,179       1,246
                                                 ---------  ---------  ---------  ---------  ---------  -----------
Total Contracts Delinquent.....................      3,825      3,497      3,102      3,971      6,561       4,999
Delinquencies as a Percentage of Contracts
 Outstanding (3)...............................      2.05%      1.62%      1.36%      1.62%      2.17%       1.59%

- --------------------------
(1) Excludes contracts already in repossession.

(2) Based on number of days payments are contractually past due (assuming 30-day months). Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the following month. Excludes contracts already in repossession.

(3) By number of contracts, as of period end.

    The following table sets forth the loan loss/repossession experience of manufactured housing contracts serviced through SPHSI's and now BankAmerica Housing Services' manufactured housing regional office system (including contracts already in repossession) as of the dates indicated:

                       LOAN LOSS/REPOSSESSION EXPERIENCE
                             (DOLLARS IN THOUSANDS)

                                                                                                         FIRST
                                                                                                        QUARTER
                                                      YEAR ENDED DECEMBER 31,                            ENDED
                                --------------------------------------------------------------------   MARCH 31,
                                    1991          1992          1993          1994          1995          1996
                                ------------  ------------  ------------  ------------  ------------  ------------
Number of Contracts Serviced
 (1)..........................       187,636       216,714       228,452       246,572       303,739       316,799
Principal Balance of Contracts
 Being Serviced (1)...........  $  3,480,706  $  4,028,114  $  4,337,902  $  4,877,858  $  6,739,285  $  7,187,782
Average Principal Recovery
 Upon Liquidation (2).........         48.64%        47.25%        45.61%        47.61%        50.92%        50.38%
Contract Liquidations (3).....          3.02%         2.93%         2.51%         2.19%         2.04%         0.58%
Net Losses (4):
  Dollars.....................  $     62,435  $     75,435  $     70,510  $     63,601  $     69,864  $     21,559
  Percentage (5)..............          1.79%         1.87%         1.63%         1.30%         1.04%         0.30%
Contracts in Repossession.....         1,260         1,170         1,041         1,140         1,284         1,464

- --------------------------
(1) As of period end. Includes contracts already in repossession.

(2) As a percentage of the outstanding principal balance of contracts that were liquidated during the applicable period, based on the gross amounts recovered upon liquidation less any liquidation proceeds applied to unpaid interest accrued through the date of liquidation and after the payment of repossession and other liquidation expenses.

(3) Number of contracts liquidated during the period as a percentage of the total number of contracts being serviced as of period end.

(4) The calculation of net loss includes unpaid interest accrued through the date of liquidation and all repossession and other liquidation expenses.

(5) The aggregate net loss amount as a percentage of the principal balance of contracts being serviced as of period end.

BANKAMERICA HOUSING SERVICES' MANAGEMENT'S DISCUSSION AND ANALYSIS OF DELINQUENCY, REPOSSESSION AND LOAN LOSS EXPERIENCE

    The delinquency, repossession and loan loss experience exhibited by the foregoing tables for the periods referenced therein are for illustrative purposes only and there is no assurance that the delinquency, repossession or loan loss experience of any Contracts sold to the Trust Fund will be similar to that set forth above. Management has not observed any material economic development in the general business environment of the country or in local areas where BankAmerica Housing Services' manufactured housing contracts are originated which has favorably affected portfolio performance in relation to delinquencies, repossessions and loan losses during this period. However, the delinquency, loan loss and repossession experience of manufactured housing contracts historically has been adversely affected by a downturn in regional or local economic conditions. These regional or local economic conditions are often volatile, and no predictions can be made regarding future economic loss upon repossession. Information regarding the geographic location, at origination, of the Manufactured Homes securing the Contracts in the Contract Pool is set forth under "The Contract Pool" herein.

                      PREPAYMENT AND YIELD CONSIDERATIONS

    The general prepayment and yield considerations discussed in the Prospectus under "Prepayment and Yield Considerations" should be read carefully in connection with a decision to invest in any of the Offered Certificates. The following discussion supplements, and does not replace or supersede the discussion under "Prepayment and Yield Considerations" in the Prospectus.

    The Contracts had maturities at origination ranging from 18 months to 360 months, but may be prepaid in full or in part at any time. The prepayment experience of the Contracts (including prepayments due to liquidations of defaulted Contracts) will affect the average life and the maturity of the Offered Certificates. BankAmerica Housing Services does not maintain statistics with respect to the rate of prepayment of manufactured housing contracts in its servicing portfolio, except for contracts in certain pools of manufactured housing contracts sold by SPHSI for which at least eighteen months of prepayment information is available, as described in Appendix A to this Prospectus Supplement. Any pool of contracts, including the Contract Pool, might include contracts with contract rates that are generally higher or lower, in absolute terms or in comparison to prevailing rates, than the contract rates of the contracts from which are derived certain historical statistical data set forth in Appendix A. As a result, the prepayment experience of the contracts contained in any contract pool, including the Contract Pool, might be faster or slower than the prepayment experience of the contracts reflected in the historical data. In addition, although BankAmerica Housing Services' management is aware of
limited  publicly  available  information   relating  to  historical  rates   of
prepayment on manufactured housing contracts, BankAmerica Housing Services' management believes that such information is not necessarily indicative of the rate of prepayment that may be expected to be exhibited by the Contracts. Nevertheless, BankAmerica Housing Services' management anticipates that a number of Contracts will be prepaid in full in each year during which the Offered Certificates are outstanding. See "Prepayment and Yield Considerations -- Prepayment Considerations," "Description of the Certificates -- Optional and Mandatory Repurchase of Certificates; Termination Auction" and "Certain Legal Aspects of the Contracts -- Transfers of Manufactured Homes; Enforceability of Restrictions on Transfer" in the Prospectus and "Description of the Certificates
- --  Termination  Auction"  and  "Description  of  the  Certificates  -- Optional
Termination" herein  for a  discussion  of certain  factors that  may  influence
prepayments,   including  homeowner  mobility,  general  and  regional  economic conditions, prevailing interest rates, provisions in the Contracts prohibiting the owner from selling the Manufactured Home without the prior consent of the holder of the related Contract, the early termination of the Trust Fund pursuant to a successful Termination Auction and the option of the Servicer (whether or not BankAmerica Housing Services remains the Servicer) to purchase the Contracts and any other property constituting the Trust Fund. In addition, repurchases of Contracts on account of certain breaches of representations and warranties as described below under "Description of the Certificates -- Conveyance of Contracts" will have the effect of prepaying such Contracts and therefore will affect the average life of the Certificates.

    The allocation of distributions to the Certificateholders in accordance with the Agreement will have the effect of accelerating the amortization of certain of the Classes of the Series 1996-1 Regular Certificates and delaying the amortization of certain other Classes of the Series 1996-1 Regular Certificates from the amortization that otherwise would be applicable if distributions in respect of the Total Regular Principal Amount were made pro rata according to the outstanding principal balances of the Series 1996-1 Regular Certificates. If a purchaser of Offered Certificates in a Class of Offered Certificates purchases them at a discount and calculates its anticipated yield to maturity based on an assumed rate of distributions of principal on such Class of Offered Certificates that is faster than the rate actually realized, such purchaser's actual yield to maturity will be lower than the yield so calculated by such purchaser. See "Description of the Certificates -- Distributions" herein and "Prepayment and Yield Considerations" in the Prospectus.

    There can be no assurance that the delinquency or repossession experience set forth under "The Sellers -- Delinquency and Loan Loss/Repossession Experience" will be representative of the results that may be experienced with respect to the Contracts. See "Prepayment and Yield Considerations" in the Prospectus for a discussion of the effect delinquencies and repossessions on the Contracts would have on the average life of the Certificates.

    The expected final scheduled payment date on the Contract with the latest maturity is in April 2026.

    The last scheduled Distribution Date for the Series 1996-1 Regular Certificates is in October 2026. However, the actual last Distribution Date for each such Class of Offered Certificates could occur significantly earlier than such scheduled Distribution Dates. The Trust Fund could be terminated pursuant to a successful Termination Auction after the Pool Scheduled Principal Balance is less than 10% of the Cut-off Date Pool Principal Balance. See "Description of the Certificates -- Termination Auction" herein. In addition, if the Trust Fund is not terminated pursuant to a successful Termination Auction, the Servicer has the option to purchase from the Trust Fund all remaining Contracts after the Pool Scheduled Principal Balance is less than 5% of the Cut-off Date Pool Principal Balance. See "Description of the Certificates -- Optional Termination." Either of these events, if they occur, would result in the early retirement of the then outstanding Certificates.

    As described herein under "Description of the Certificates -- Subordination" and "Description of the Certificates -- Losses on Liquidated Contracts," to the extent that, on any Distribution Date, the Available Distribution Amount, together with the Reserve Account Draw Amount, is not sufficient to permit a full distribution of the Total Regular Principal Amount to the holders of any Class of Offered Certificates, the effect will be to cause the Offered Certificates of such Class to be amortized more slowly than they otherwise would have been amortized, and losses on Liquidated Contracts and delinquencies on the Contracts (if not covered by Monthly Advances) will be borne by the holders of such Class of Offered Certificates in the manner described thereunder and as described below.

    In the event that there were a sufficiently large number of delinquencies on the Contracts in any Collection Period that were not covered by Monthly Advances as described herein, the amounts distributed to the holders of the Offered
Certificates could be less than the amount of principal and interest that otherwise would be payable on such Certificates on the related Distribution Date. In such event, even if delinquent payments on the Contracts were eventually recovered upon liquidation, since the amounts received do not include interest on delinquent interest payments, the effective yield on the Contracts would be reduced, and under certain circumstances it is possible that sufficient Available Distribution Amounts might not be available to provide for aggregate distributions on the Offered Certificates equal to the sum of their initial outstanding Certificate Balances plus accrued interest thereon, thereby reducing the effective yield on such Certificates.

    Although Contract Rates on the Contracts vary, prepayments on Contracts will not affect the respective Pass-Through Rates on the Offered Certificates because such Pass-Through Rates are fixed and will not exceed the Contract Rate on any Contract (less 1.00% per annum for the Monthly Servicing Fee, as defined hereinafter). Obligors are not required to pay interest on the Contracts after the date of full prepayment of principal or the date of a partial prepayment of principal (to the extent of such partial prepayment). As a result, partial or full prepayments in advance of the related Due Dates for such Contracts in any Collection Period will reduce the amount of interest received from the related Obligors during such Collection Period to less than the one month's interest that would otherwise be paid on the principal balance immediately before any such prepayment. However, when a partial prepayment is made on a Contract or a Contract is prepaid in full during any Collection Period, but after the Due Date for such Contract in such Collection Period, the effect will be to increase the amount of interest received from the related Obligor during such Collection Period to more than one month's interest. If a sufficient amount of partial prepayments are made or a sufficient number of Contracts are prepaid in full in a given Collection Period in advance of their respective Due Dates, interest received on all of the Contracts during that Collection Period, after netting out the Monthly Servicing Fee (and other expenses of the Trust Fund), may be less than the interest payable on the Senior and/or Subordinate Certificates on the related Distribution Date. As a result, the Available Distribution Amount for the related Distribution Date may not be sufficient to distribute the interest on the Offered Certificates in the full amount set forth herein under "Description of the Certificates -- Distributions" and to make a full distribution of the Total Regular Principal Amount to the Senior and/or Subordinate Certificateholders. Although no assurance can be given in this matter, BankAmerica Housing Services does not anticipate that the net shortfall of interest caused by partial prepayments or prepayments in full in any Collection Period would be great enough, in the absence of delinquencies or liquidation losses, to reduce the Available Distribution Amount for a
Distribution Date below the amount that would have been required to be distributed to the holders of the Offered Certificates on that Distribution Date in the absence of such prepayment interest shortfalls.

    Because the Contracts are actuarial Contracts, the outstanding principal balances thereof will reduce, for purposes of accrual of interest thereon, by a precomputed amortization amount on each Due Date whether or not the Scheduled Payment for such Due Date is received in advance of or subsequent to such Due Date, except as described above with respect to prepayments. See "The Contract Pools" in the Prospectus. Thus, the effect of delinquent Scheduled Payments, even if they are ultimately paid by the Obligor, will be to reduce the yields on such Contracts below their respective Contract Rates (because interest will not have accrued on the principal portion of any Scheduled Payment while it is delinquent). If the Servicer does not make an advance with respect to such delinquent Contracts as described herein, the result will be to reduce the effective yield to the Trust Fund derived from such Contracts to a yield below their Contract Rates. Under certain circumstances, such yield reductions could cause the aggregate yield to the Trust Fund derived from the Contract Pool to be insufficient to support the distribution of interest on the Offered Certificates, after netting out other expenses of the Trust Fund.

    The table below sets forth with respect to each pool of contracts described in Appendix A to this Prospectus Supplement (a) the aggregate original principal balance (calculated as of the first day of the month of the sale), (b) the weighted average contract rate ("WAC") of the contracts in the pool as of the first day of the month of the sale of such pool, (c) the weighted average remaining term to maturity ("WAM") of the contracts in the pool as of the first day of the month of the sale of such pool, (d) the estimated average age of the pool as of the first day of the month of the sale of such pool, (e) the aggregate principal balance of such pool as of March 1, 1996, (f) the WAC of the contracts in the pool as of March 1, 1996 and (g) the percentage of the Prepayment Model (as described in "-- Weighted Average Life of the Offered Certificates" below) for the life of each pool through March 1, 1996. The prepayment performance of the contract pools described in the following table is not indicative of the prepayment performance of the Contracts in the Trust Fund, and no assurance can be given that the prepayment performance of the Contracts in the Trust Fund will correspond with the prepayment performance of any of the pools described below or in Appendix A to this Prospectus Supplement.

                                                                                 ESTIMATED
                                            AGGREGATE                REMAINING    AVERAGE                              PERCENTAGE
                                            ORIGINAL                  WAM AT       AGE AT       AGGREGATE                OF THE
                                            PRINCIPAL    ORIGINAL      SALE         SALE        PRINCIPAL              PREPAYMENT
MONTH AND YEAR OF SALE                       BALANCE        WAC      (MONTHS)     (MONTHS)     BALANCE(1)    WAC(1)     MODEL(1)
- ----------------------------------------  -------------  ---------   ---------   ----------   -------------  -------   -----------
September 1988..........................  $ 106,635,430    13.44%       178           5       $  34,879,172   13.41%       173%
December 1988...........................    104,666,978    13.35        184           4          35,476,851   13.33        181
May 1989................................    105,629,211    13.84        185           4          35,618,875   13.83        202
September 1989..........................    125,140,010    13.10        184           8          48,301,839   13.04        179
November 1989...........................    105,106,711    13.14        192           2          41,435,453   13.14        191
March 1990..............................    140,369,133    13.48        186           5          55,328,873   13.45        200
June 1990...............................    149,153,886    13.61        188           4          62,079,297   13.58        201
September 1990..........................    176,504,848    13.79        185           5          73,835,927   13.78        209
December 1990...........................    176,277,296    13.69        189           5          73,088,739   13.80        227
March 1991..............................    115,743,068    13.46        187          12          50,311,300   13.54        218
June 1991...............................    139,806,805    13.21        192           3          67,615,452   13.32        210
September 1991..........................    150,531,673    13.11        196           3          75,270,273   13.22        215
December 1991...........................    150,837,421    12.76        193           3          77,818,358   12.78        217
March 1992..............................    140,964,598    12.10        192           3          79,233,261   12.13        197
June 1992...............................    175,780,463    12.21        191           3         105,399,275   12.16        187
October 1992............................    175,970,703    11.57        198           3         114,360,957   11.59        174

- ------------------------
(1) As of March 1, 1996.

WEIGHTED AVERAGE LIFE OF THE OFFERED CERTIFICATES

    The following information is given solely to illustrate the effect of prepayments of the Contracts on the weighted average life of the Offered Certificates under the stated assumptions and is not a prediction of the prepayment rate that might actually be experienced by the Contracts.

    Weighted average life refers to the average amount of time from the date of issuance of a security until each dollar of principal of such security is repaid to the investor. The weighted average life of an Offered Certificate is determined by (i) multiplying the amount of cash distributions in reduction of the Certificate Balance of such Certificate by the number of years from the date of issuance of such Certificate to the stated Distribution Date, (ii) adding the results, and (iii) dividing the sum by the Initial Certificate Balance of such Certificate. The weighted average life of the Offered Certificates will be affected by the rate at which principal on the Contracts is paid. Principal payments on Contracts may be in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes repayments (other than from scheduled amortization) and liquidations due to default or other dispositions of Contracts). Prepayments on Contracts may be measured by a prepayment standard or model. The model used in this Prospectus Supplement ("Prepayment Model") is based on an assumed rate of prepayment each month of the then unpaid principal balance of a pool of new contracts. 100% of the Prepayment Model assumes prepayment rates of 3.7% per annum of the then unpaid principal balance of such Contracts in the first month of the life of the Contracts and an additional 0.1% per annum in each month thereafter (for example, 3.9% per annum in the third month) until the 24th month. Beginning in the 24th month and in each month thereafter during the life of the Contracts, 100% of the Prepayment Model assumes a constant prepayment rate of 6.0% per annum.

    As used in the following table, "0% of the Prepayment Model" assumes no prepayments on the Contracts; "100% of the Prepayment Model" assumes the Contracts will prepay at rates equal to 100% of the Prepayment Model assumed prepayment rates; "150% of the Prepayment Model" assumes the Contracts will prepay at rates equal to 150% of the Prepayment Model assumed prepayment rates; "170% of the Prepayment Model" assumes the Contracts will prepay at rates equal to 170% of the Prepayment Model assumed prepayment rates; "200% of the Prepayment Model" assumes the Contracts will prepay at rates equal to 200% of the Prepayment Model assumed prepayment rates; "250% of the Prepayment Model" assumes the Contracts will prepay at rates equal to 250% of the Prepayment Model assumed prepayment rates; and "300% of the Prepayment Model" assumes the Contracts will prepay at rates equal to 300% of the Prepayment Model assumed prepayment rates.

    There is no assurance, however, that prepayments of the Contracts will conform to any level of the Prepayment Model, and no representation is made that the Contracts will prepay at the prepayment rates shown or any other prepayment rate. The rate of principal payments on pools of manufactured housing contracts is influenced by a variety of economic, geographic, social and other factors, including the level of interest rates and the rate at which manufactured homeowners sell their manufactured homes or default on their contracts. Other factors affecting prepayment of such contracts include changes in obligors' housing needs, job transfers, unemployment and obligors' net equity in the manufactured homes. In the case of mortgage loans secured by site-built homes, in general, if prevailing interest rates fall significantly below the interest rates on such mortgage loans, the mortgage loans are likely to be subject to higher prepayment rates than if prevailing interest rates remained at or above the rates borne by such mortgage loans. Conversely, if prevailing interest rates rise above the interest rates on such mortgage loans, the rate of prepayment would be expected to decrease. In the case of manufactured housing contracts, however, because the outstanding principal balances are, in general, smaller than mortgage loan balances and the original term to maturity of each such contract is generally shorter, the reduction or increase in the size of the monthly payments on contracts of the same maturity and principal balance arising from a change in the interest rate thereon is generally smaller. Consequently, changes in prevailing interest rates may not have a similar effect, or may have a similar effect, but to a smaller degree, on the prepayment rates on manufactured housing contracts.

    The percentages and weighted average lives in the following tables were determined assuming that (i) scheduled interest and principal payments on the Contracts are received in a timely manner and prepayments are made at the indicated percentages of the Prepayment Model set forth in the tables, (ii) the Trust Fund is terminated pursuant to a Termination Auction, (iii) the Contracts, as of the Cut-off Date, will be grouped into five groups having the additional characteristics set forth in the table entitled "Assumed Contract Characteristics" below, (iv) the Class A-1 Certificates initially represent 19.82% of the entire ownership interest in the Trust Fund and have a Class A-1 Pass-Through Rate of 6.30% per annum, the Class A-2 Certificates initially represent 20.23% of the entire ownership interest in the Trust Fund and have a Class A-2 Pass-Through Rate of 6.70% per annum, the Class A-3 Certificates initially represent 8.78% of the entire ownership interest in the Trust Fund and have a Class A-3 Pass-Through Rate of 6.95% per annum, the Class A-4 Certificates initially represent 10.10% of the entire ownership interest in the Trust Fund and have a Class A-4 Pass-Through Rate of 7.25% per annum, the Class A-5 Certificates initially represent 11.82% of the entire ownership interest in the Trust Fund and have a Class A-5 Pass-Through Rate of 7.54% per annum, the Class A-6 Certificates initially represent 11.00% of the entire ownership interest in the Trust Fund and have a Class A-6 Pass-Through Rate of 8.06% per annum, the Class A-7 Certificates initially represent 8.50% of the entire ownership interest in the Trust Fund and have a Class A-7 Pass-Through Rate of 7.925% per annum and the Class B-1 Certificates initially represent 6.25% of the entire ownership interest in the Trust Fund and have a Class B-1 Pass-Through Rate of 7.91% per annum, (v) no interest shortfalls will arise in connection with prepayments in full of the Contracts, (vi) there will be no repurchases of any Contracts due to a breach in a representation or warranty with respect thereto, and (vii) a servicing fee of 1.00% per annum will be paid to the Servicer. The tables assume that there are no losses or delinquencies on the Contracts. No representation is made that losses or delinquencies on the Contracts will be experienced at the rate assumed in the preceding sentence or at any other rate.

                        ASSUMED CONTRACT CHARACTERISTICS

                                                                                    ORIGINAL             REMAINING
                                                CURRENT                         TERM TO MATURITY     TERM TO MATURITY
POOL                                       PRINCIPAL BALANCE   CONTRACT RATE        (MONTHS)             (MONTHS)
- ----------------------------------------  -------------------  --------------  -------------------  -------------------
1.......................................  $     14,853,702.07       11.1792%              102                   99
2.......................................        42,399,522.71       10.8085               176                  173
3.......................................        87,553,953.09       10.6380               240                  236
4.......................................        45,732,975.62       10.4808               299                  295
5.......................................        58,103,362.96       10.4576               360                  355
                                          -------------------  --------------             ---                  ---
Total or weighted average...............  $    248,643,516.45       10.6283%              260                  256

    Since the tables were prepared on the basis of the assumptions in the preceding paragraph, there are differences between the payment characteristics of the actual Contracts and the payment characteristics of the Contracts assumed in preparing the tables. Any such difference may have an effect upon the percentages of the Initial Class A-1 Certificate Balance, the Initial Class A-2 Certificate Balance, the Initial Class A-3 Certificate Balance, the Initial Class A-4 Certificate Balance, the Initial Class A-5 Certificate Balance, the Initial Class A-6 Certificate Balance, the Initial Class A-7 Certificate Balance and the Initial Class B-1 Certificate Balance outstanding and weighted average lives of such Certificates set forth in the tables. In addition, since the actual Contracts and the Trust Fund have payment characteristics which differ from those assumed in preparing the tables set forth below, the distributions of principal on the Offered Certificates may be made earlier or later than as indicated in the tables.

    It is not likely that Contracts will prepay at any constant percentage of the Prepayment Model to maturity or that all Contracts will prepay at the same rate. In addition, the diverse remaining terms to maturity of the Contracts (which include recently originated Contracts) could produce slower distributions of principal than indicated in the tables at the various percentages of the Prepayment Model specified even if the weighted average remaining term to maturity of the Contracts is 256 months.

    Investors are urged to make their investment decisions on a basis that includes their determination as to anticipated prepayment rates under a variety of the assumptions discussed herein.

    Based on the foregoing assumptions, the following tables indicate the resulting weighted average lives of the Offered Certificates and sets forth the percentage of the Initial Class A-1 Certificate Balance, the Initial Class A-2 Certificate Balance, the Initial Class A-3 Certificate Balance, the Initial Class A-4 Certificate Balance, the Initial Class A-5 Certificate Balance, the Initial Class A-6 Certificate Balance, the Initial Class A-7 Certificate Balance and the Initial Class B-1 Certificate Balance that would be outstanding after each of the dates shown at the indicated percentages of the Prepayment Model.

          PERCENT OF THE INITIAL CLASS A-1 CERTIFICATE BALANCE AT THE
                 RESPECTIVE PERCENTAGES OF THE PREPAYMENT MODEL
            (ASSUMING TERMINATION PURSUANT TO A TERMINATION AUCTION)

                                         PREPAYMENTS (% OF PREPAYMENT MODEL)
                                ------------------------------------------------------
DATE                              0%     100%    150%    170%    200%    250%    300%
- ------------------------------  ------  ------  ------  ------  ------  ------  ------
Initial Percentage............     100     100     100     100     100     100     100
May 10, 1996..................     100     100     100     100     100     100     100
May 10, 1997..................      91      68      56      52      45      33      22
May 10, 1998..................      80      31       7       0       0       0       0
May 10, 1999..................      69       0       0       0       0       0       0
May 10, 2000..................      56       0       0       0       0       0       0
May 10, 2001..................      42       0       0       0       0       0       0
May 10, 2002..................      26       0       0       0       0       0       0
May 10, 2003..................       8       0       0       0       0       0       0
May 10, 2004..................       0       0       0       0       0       0       0
Weighted Average Life
 (years)......................  4.1888  1.4587  1.0978  1.0000  0.8816  0.7357  0.6288

          PERCENT OF THE INITIAL CLASS A-2 CERTIFICATE BALANCE AT THE
               RESPECTIVE PERCENTAGES OF THE PREPAYMENT MODEL (1)
            (ASSUMING TERMINATION PURSUANT TO A TERMINATION AUCTION)

                                         PREPAYMENTS (% OF PREPAYMENT MODEL)
                                -----------------------------------------------------
DATE                              0%     100%    150%   170%    200%    250%    300%
- ------------------------------  ------  ------  ------  -----  ------  ------  ------
Initial Percentage............     100     100     100    100     100     100     100
May 10, 1996..................     100     100     100    100     100     100     100
May 10, 1997..................     100     100     100    100     100     100     100
May 10, 1998..................     100     100     100     98      85      63      42
May 10, 1999..................     100      95      62     50      31       2       0
May 10, 2000..................     100      62      21      6       0       0       0
May 10, 2001..................     100      31       0      0       0       0       0
May 10, 2002..................     100       9       0      0       0       0       0
May 10, 2003..................     100       0       0      0       0       0       0
May 10, 2004..................      89       0       0      0       0       0       0
May 10, 2005..................      71       0       0      0       0       0       0
May 10, 2006..................      54       0       0      0       0       0       0
May 10, 2007..................      34       0       0      0       0       0       0
May 10, 2008..................      18       0       0      0       0       0       0
May 10, 2009..................       *       0       0      0       0       0       0
May 10, 2010..................       0       0       0      0       0       0       0
Weighted Average Life
 (years)......................  10.1730 4.4379  3.3208  3.0000 2.6392  2.2009  1.8896

- ------------------------
(1) Any entry with an asterisk (*) is equal to 0 due to rounding to the nearest 1%.

          PERCENT OF THE INITIAL CLASS A-3 CERTIFICATE BALANCE AT THE
                 RESPECTIVE PERCENTAGES OF THE PREPAYMENT MODEL
            (ASSUMING TERMINATION PURSUANT TO A TERMINATION AUCTION)

                                         PREPAYMENTS (% OF PREPAYMENT MODEL)
                                -----------------------------------------------------
DATE                              0%     100%    150%   170%    200%    250%    300%
- ------------------------------  ------  ------  ------  -----  ------  ------  ------
Initial Percentage............     100     100     100    100     100     100     100
May 10, 1996..................     100     100     100    100     100     100     100
May 10, 1997..................     100     100     100    100     100     100     100
May 10, 1998..................     100     100     100    100     100     100     100
May 10, 1999..................     100     100     100    100     100     100      41
May 10, 2000..................     100     100     100    100      63       0       0
May 10, 2001..................     100     100      87     50       0       0       0
May 10, 2002..................     100     100      30      0       0       0       0
May 10, 2003..................     100      71       0      0       0       0       0
May 10, 2004..................     100      24       0      0       0       0       0
May 10, 2005..................     100       0       0      0       0       0       0
May 10, 2006..................     100       0       0      0       0       0       0
May 10, 2007..................     100       0       0      0       0       0       0
May 10, 2008..................     100       0       0      0       0       0       0
May 10, 2009..................     100       0       0      0       0       0       0
May 10, 2010..................      55       0       0      0       0       0       0
May 10, 2011..................      17       0       0      0       0       0       0
May 10, 2012..................       0       0       0      0       0       0       0
Weighted Average Life
 (years)......................  14.1546 7.4360  5.6387  5.0000 4.2214  3.4249  2.9245

          PERCENT OF THE INITIAL CLASS A-4 CERTIFICATE BALANCE AT THE
                 RESPECTIVE PERCENTAGES OF THE PREPAYMENT MODEL
            (ASSUMING TERMINATION PURSUANT TO A TERMINATION AUCTION)

                                         PREPAYMENTS (% OF PREPAYMENT MODEL)
                                -----------------------------------------------------
DATE                              0%     100%    150%   170%    200%    250%    300%
- ------------------------------  ------  ------  ------  -----  ------  ------  ------
Initial Percentage............     100     100     100    100     100     100     100
May 10, 1996..................     100     100     100    100     100     100     100
May 10, 1997..................     100     100     100    100     100     100     100
May 10, 1998..................     100     100     100    100     100     100     100
May 10, 1999..................     100     100     100    100     100     100     100
May 10, 2000..................     100     100     100    100     100      87      26
May 10, 2001..................     100     100     100    100      99      32       0
May 10, 2002..................     100     100     100     94      50       0       0
May 10, 2003..................     100     100      81     50       7       0       0
May 10, 2004..................     100     100      40     10       0       0       0
May 10, 2005..................     100      85       6      0       0       0       0
May 10, 2006..................     100      53       0      0       0       0       0
May 10, 2007..................     100      21       0      0       0       0       0
May 10, 2008..................     100       0       0      0       0       0       0
May 10, 2009..................     100       0       0      0       0       0       0
May 10, 2010..................     100       0       0      0       0       0       0
May 10, 2011..................     100       0       0      0       0       0       0
May 10, 2012..................      85       0       0      0       0       0       0
May 10, 2013..................      52       0       0      0       0       0       0
May 10, 2014..................      15       0       0      0       0       0       0
May 10, 2015..................       0       0       0      0       0       0       0
Weighted Average Life
 (years)......................  17.0046 10.0880 7.7800  7.0000 6.0030  4.6681  3.7785

          PERCENT OF THE INITIAL CLASS A-5 CERTIFICATE BALANCE AT THE
               RESPECTIVE PERCENTAGES OF THE PREPAYMENT MODEL (1)
            (ASSUMING TERMINATION PURSUANT TO A TERMINATION AUCTION)

                                         PREPAYMENTS (% OF PREPAYMENT MODEL)
                                -----------------------------------------------------
DATE                              0%     100%    150%   170%    200%    250%    300%
- ------------------------------  ------  ------  ------  -----  ------  ------  ------
Initial Percentage............     100     100     100    100     100     100     100
May 10, 1996..................     100     100     100    100     100     100     100
May 10, 1997..................     100     100     100    100     100     100     100
May 10, 1998..................     100     100     100    100     100     100     100
May 10, 1999..................     100     100     100    100     100     100     100
May 10, 2000..................     100     100     100    100     100     100     100
May 10, 2001..................     100     100     100    100     100     100      78
May 10, 2002..................     100     100     100    100     100      88      42
May 10, 2003..................     100     100     100    100     100      54      13
May 10, 2004..................     100     100     100    100      73      26       0
May 10, 2005..................     100     100     100     80      47       4       0
May 10, 2006..................     100     100      78     55      24       0       0
May 10, 2007..................     100     100      54     32       4       0       0
May 10, 2008..................     100      92      32     12       0       0       0
May 10, 2009..................     100      68      12      0       0       0       0
May 10, 2010..................     100      44       0      0       0       0       0
May 10, 2011..................     100      24       0      0       0       0       0
May 10, 2012..................     100       7       0      0       0       0       0
May 10, 2013..................     100       0       0      0       0       0       0
May 10, 2014..................     100       0       0      0       0       0       0
May 10, 2015..................      78       0       0      0       0       0       0
May 10, 2016..................      48       0       0      0       0       0       0
May 10, 2017..................      34       0       0      0       0       0       0
May 10, 2018..................      18       0       0      0       0       0       0
May 10, 2019..................       *       0       0      0       0       0       0
May 10, 2020..................       0       0       0      0       0       0       0
Weighted Average Life
 (years)......................  20.2916 13.8294 11.2388 10.2637 8.9665 7.2124  5.8240

- ------------------------
(1) Any entry with an asterisk (*) is equal to 0 due to rounding to the nearest 1%.

          PERCENT OF THE INITIAL CLASS A-6 CERTIFICATE BALANCE AT THE
                 RESPECTIVE PERCENTAGES OF THE PREPAYMENT MODEL
            (ASSUMING TERMINATION PURSUANT TO A TERMINATION AUCTION)

                                         PREPAYMENTS (% OF PREPAYMENT MODEL)
                                -----------------------------------------------------
DATE                              0%     100%    150%   170%    200%    250%    300%
- ------------------------------  ------  ------  ------  -----  ------  ------  ------
Initial Percentage............     100     100     100    100     100     100     100
May 10, 1996..................     100     100     100    100     100     100     100
May 10, 1997..................     100     100     100    100     100     100     100
May 10, 1998..................     100     100     100    100     100     100     100
May 10, 1999..................     100     100     100    100     100     100     100
May 10, 2000..................     100     100     100    100     100     100     100
May 10, 2001..................     100     100     100    100     100     100     100
May 10, 2002..................     100     100     100    100     100     100     100
May 10, 2003..................     100     100     100    100     100     100     100
May 10, 2004..................     100     100     100    100     100     100      89
May 10, 2005..................     100     100     100    100     100     100      70
May 10, 2006..................     100     100     100    100     100      84      54
May 10, 2007..................     100     100     100    100     100      67       0
May 10, 2008..................     100     100     100    100      86      54       0
May 10, 2009..................     100     100     100     93      70       0       0
May 10, 2010..................     100     100      93     76       0       0       0
May 10, 2011..................     100     100      77     62       0       0       0
May 10, 2012..................     100     100      64      0       0       0       0
May 10, 2013..................     100      91       0      0       0       0       0
May 10, 2014..................     100      74       0      0       0       0       0
May 10, 2015..................     100       0       0      0       0       0       0
May 10, 2016..................     100       0       0      0       0       0       0
May 10, 2017..................     100       0       0      0       0       0       0
May 10, 2018..................     100       0       0      0       0       0       0
May 10, 2019..................     100       0       0      0       0       0       0
May 10, 2020..................      79       0       0      0       0       0       0
May 10, 2021..................       0       0       0      0       0       0       0
Weighted Average Life
 (years)......................  24.4921 18.3136 15.6471 14.6276 13.2619 11.3000 9.6044

          PERCENT OF THE INITIAL CLASS A-7 CERTIFICATE BALANCE AT THE
                 RESPECTIVE PERCENTAGES OF THE PREPAYMENT MODEL
            (ASSUMING TERMINATION PURSUANT TO A TERMINATION AUCTION)

                                         PREPAYMENTS (% OF PREPAYMENT MODEL)
                                -----------------------------------------------------
DATE                              0%     100%    150%   170%    200%    250%    300%
- ------------------------------  ------  ------  ------  -----  ------  ------  ------
Initial Percentage............     100     100     100    100     100     100     100
May 10, 1996..................     100     100     100    100     100     100     100
May 10, 1997..................     100     100     100    100     100     100     100
May 10, 1998..................     100     100     100    100     100     100     100
May 10, 1999..................     100     100     100    100     100     100     100
May 10, 2000..................     100     100     100    100     100     100     100
May 10, 2001..................     100      99      88     87      85      82      79
May 10, 2002..................     100      90      77     75      72      68      63
May 10, 2003..................     100      81      68     65      61      55      49
May 10, 2004..................     100      73      59     55      51      45      39
May 10, 2005..................     100      65      51     48      43      36      30
May 10, 2006..................     100      58      44     41      36      29      24
May 10, 2007..................     100      52      38     34      30      23       0
May 10, 2008..................      94      45      32     29      25      19       0
May 10, 2009..................      87      39      27     24      20       0       0
May 10, 2010..................      78      33      22     19       0       0       0
May 10, 2011..................      71      29      18     16       0       0       0
May 10, 2012..................      65      25      15      0       0       0       0
May 10, 2013..................      58      21       0      0       0       0       0
May 10, 2014..................      50      17       0      0       0       0       0
May 10, 2015..................      42       0       0      0       0       0       0
May 10, 2016..................      35       0       0      0       0       0       0
May 10, 2017..................      31       0       0      0       0       0       0
May 10, 2018..................      27       0       0      0       0       0       0
May 10, 2019..................      23       0       0      0       0       0       0
May 10, 2020..................      18       0       0      0       0       0       0
May 10, 2021..................       0       0       0      0       0       0       0
Weighted Average Life
 (years)......................  18.3262 11.7886 9.8254  9.3660 8.7683  7.9574  7.2963

          PERCENT OF THE INITIAL CLASS B-1 CERTIFICATE BALANCE AT THE
               RESPECTIVE PERCENTAGES OF THE PREPAYMENT MODEL (1)
            (ASSUMING TERMINATION PURSUANT TO A TERMINATION AUCTION)

                                         PREPAYMENTS (% OF PREPAYMENT MODEL)
                                -----------------------------------------------------
DATE                              0%     100%    150%   170%    200%    250%    300%
- ------------------------------  ------  ------  ------  -----  ------  ------  ------
Initial Percentage............     100     100     100    100     100     100     100
May 10, 1996..................     100     100     100    100     100     100     100
May 10, 1997..................     100     100     100    100     100     100     100
May 10, 1998..................     100     100     100    100     100     100     100
May 10, 1999..................     100     100     100    100     100     100     100
May 10, 2000..................     100     100     100    100     100     100     100
May 10, 2001..................     100      99      82     80      77      72      68
May 10, 2002..................     100      84      65     62      57      49      42
May 10, 2003..................     100      70      49     45      39      30      21
May 10, 2004..................     100      57      35     31      24      13       4
May 10, 2005..................     100      46      23     18      11       *       0
May 10, 2006..................     100      35      13      7       *       0       0
May 10, 2007..................     100      25       3      0       0       0       0
May 10, 2008..................      90      15       0      0       0       0       0
May 10, 2009..................      79       5       0      0       0       0       0
May 10, 2010..................      66       0       0      0       0       0       0
May 10, 2011..................      55       0       0      0       0       0       0
May 10, 2012..................      45       0       0      0       0       0       0
May 10, 2013..................      35       0       0      0       0       0       0
May 10, 2014..................      23       0       0      0       0       0       0
May 10, 2015..................       9       0       0      0       0       0       0
May 10, 2016..................       0       0       0      0       0       0       0
Weighted Average Life
 (years)......................  15.5058 8.8367  7.1666  6.8945 6.5552  6.1236  5.8057

- ------------------------
(1) Any entry with an asterisk (*) is equal to 0 due to rounding to the nearest 1%.

                        DESCRIPTION OF THE CERTIFICATES

    The Certificates will be issued pursuant to the Pooling and Servicing Agreement (the "Agreement"). A form of the Pooling and Servicing Agreement will be made available to prospective investors upon request (made to the Servicer at the address specified in the Prospectus under "Incorporation of Certain Documents by Reference") and will be filed with the Securities and Exchange Commission after the initial issuance of the Certificates as exhibits to a Current Report on Form 8-K. Reference is made to the Prospectus for additional information regarding the terms and conditions of the Agreement. The following discussion supplements, and does not replace or supersede, the discussion under "Description of the Certificates" in the Prospectus.

    Set forth below are summaries of the specific terms and provisions pursuant to which the Certificates will be issued. The following summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the provisions of the Agreement. When particular provisions or terms used in the Agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference.

GENERAL

    All the Offered Certificates initially will be issuable in one or more Global Certificates registered in the name of Cede as the nominee of DTC. Ownership in Offered Certificates represented by such Global Certificates will only be available in the form of book-entries on the records of DTC and participating members thereof. All references to "holders" or "Certificateholders," and to authorized denominations, when used with respect to the Offered Certificates issued as Global Certificates, shall reflect the rights of beneficial owners of the Offered Certificates ("Certificate Owners"), and limitations thereof, as they may be indirectly exercised through DTC and its participating members, except as otherwise specified herein. See "Description of the Certificates -- Global Certificates" in the Prospectus. See the Prospectus under "Description of the Certificates -- Global Certificates" for a description of the circumstances in which Definitive Certificates in the future may be issued. Any Offered Certificates issued as Definitive Certificates will be transferable and exchangeable at the corporate trust office of the Trustee at its Corporate Trust Department in Chicago, Illinois or, if it so elects, at the office of an agent in New York, New York. No service charge will be made for any registration of exchange or transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge.

    The Offered Certificates will be issued in fully registered form only, in denominations equal to $1,000 or any integral multiple of one dollar in excess thereof. The "Percentage Interest" of a Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7 or Class B-1 Certificate is the percentage obtained from dividing the original denomination of such Certificate by the Initial Class A-1 Certificate Balance, the Initial Class A-2 Certificate
Balance, the Initial Class A-3 Certificate Balance, the Initial Class A-4 Certificate Balance, the Initial Class A-5 Certificate Balance, the Initial Class A-6 Certificate Balance, the Initial Class A-7 Certificate Balance and the Initial Class B-1 Certificate Balance, as appropriate.

    The Trust Fund includes (i) the Contract Pool, including certain rights to receive payments on the Contracts on or after the Cut-off Date, (ii) the amounts held from time to time in the "Certificate Account" (as described below under "-- Payment on Contracts; Certificate Account") maintained by the Trustee pursuant to the Agreement, (iii) any property which initially secured a Contract and which is acquired in the process of realizing thereon, (iv) the obligations of Bank of America and BankAmerica Housing Services, under certain conditions, to repurchase Contracts sold by it with respect to which certain representations and warranties have been breached and not cured and (v) the proceeds of all insurance policies described herein.

    Bank of America and BankAmerica Housing Services will convey the Contracts to the Trustee. See "The Contract Pool" herein and "-- Conveyance of Contracts" below. BankAmerica Housing Services, as Servicer, will service the Contracts pursuant to the Agreement. The Contract documents will be held for the benefit of the Trustee by the Servicer.

    Distributions of principal and interest to the holders of the Certificates will be made on the 10th day of each month, or, if such day is not a business day, the next succeeding business day (each, a "Distribution Date") beginning in June 1996, to the persons in whose names the Certificates are registered at the close of business on the last business day preceding each Distribution Date (the "Record Date").

CONVEYANCE OF CONTRACTS

    On the date of initial issuance of the Certificates, Bank of America and BankAmerica Housing Services will convey to the Trustee, without recourse, all right, title and interest of Bank of America and BankAmerica Housing Services in and to the Contracts, and all rights under the standard hazard insurance policies on the related Manufactured Homes. The conveyance of the Contracts to the Trustee will include a conveyance of all rights to receive Scheduled Payments thereon that were due on or after the Cut-off Date, even if received prior to the Cut-off Date, as well as all rights to any payments received on or after the Cut-off Date (other than late receipts of Scheduled Payments that were due prior to the Cut-off Date). The Contracts will be described on a schedule attached to the Agreement (the "Contract Schedule"). The Contract Schedule will include the principal balance of each Contract as of the Cut-off Date, the amount of each Scheduled Payment due on each Contract as of the Cut-off Date, the Contract Rate on each Contract (determined as of the Cut-off Date) and the maturity date of each Contract. Prior to the conveyance of the Contracts to the Trustee, the BankAmerica Housing Services operations department will be required to complete a review of all of the originals of the Contracts, the certificates of title to, or other evidence of a perfected security interest in, the Manufactured Homes, any related mortgages, and any assignments or modifications of the foregoing (collectively, the "Contract Files") confirming the accuracy of the Contract Schedule delivered to the Trustee. Any Contract discovered not to agree with such schedule in a manner that is materially adverse to the interests of the Certificateholders will be repurchased by Bank of America or BankAmerica Housing Services, as applicable, or replaced with another Contract, except that if the discrepancy relates to the principal balance of a Contract (determined as described above), Bank of America or BankAmerica Housing Services, as applicable, may, under certain conditions, deposit cash in the Certificate Account in an amount sufficient to offset such discrepancy. The Trustee will not review the Contract Files.

    The Servicer will hold, as custodian and agent on behalf of the Trustee, the original Contracts and copies of documents and instruments relating to each Contract and the security interest in the Manufactured Home relating to each Contract. See "Risk Factors -- Security Interests in the Manufactured Homes" and "Certain Legal Aspects of the Contracts -- Security Interests in Manufactured Homes" in the Prospectus for a discussion of the consequences of the Servicer maintaining possession of the original Contracts and the security interest in the related Manufactured Homes. In order to give notice of the Trustee's right, title and interest in and to the Contracts, a UCC-1 financing statement identifying the Trustee as the secured party and identifying all the Contracts as collateral will be filed in the appropriate office in the appropriate states. The Contracts will be stamped or otherwise marked to reflect their assignment to the Trustee. To the extent that the Contracts do not constitute "chattel paper" within the meaning of the UCC as in effect in the applicable jurisdictions or to the extent that the Contracts do constitute chattel paper and a subsequent purchaser is able to take physical possession of the Contracts without notice of such assignment, the Trustee's interest in the Contracts could be defeated. See "Certain Legal Aspects of the Contracts" in the Prospectus.

    Bank of America and BankAmerica Housing Services will make certain representations and warranties to the Trustee with respect to each Contract sold by it, as of the Closing Date (unless expressly stated otherwise), including the following: (a) as of the Cut-off Date, no Contract is more than 59 days delinquent; (b) no provision of such Contract has been waived, altered or modified in any respect, except by instruments or documents identified in the related Contract File; (c) such Contract is a legal, valid and binding obligation of the Obligor and is enforceable in accordance with its terms (except as may be limited by laws affecting creditors' rights generally or by general equity principles); (d) such Contract is not subject to any right of rescission, set-off, counterclaim or defense; (e) such Contract is covered by hazard insurance described under "Description of the Certificates -- Servicing Compensation and Payment of Expenses; Certain Matters Regarding the Servicer --
A. Hazard Insurance Policies"  in the Prospectus; (f)  such Contract was  either
(i) originated by a manufactured housing dealer acting, to the knowledge of BankAmerica Housing Services, in the regular course of its business and purchased on an individual basis by BankAmerica Housing Services in the ordinary course of its business, or (ii) originated by BankAmerica Housing Services in the ordinary course of its business; (g) such Contract was neither originated in nor is subject to the laws of any jurisdiction whose laws would make the transfer of the Contract or an interest therein to the Trustee pursuant to the Agreement or pursuant to the Certificates unlawful; (h) such Contract complies with all requirements of law; (i) such Contract has not been satisfied or subordinated in whole or in part or rescinded and the Manufactured Home securing such Contract has not been released from the lien of such Contract; (j) such Contract creates a valid and enforceable first-priority security interest in favor of BankAmerica Housing Services in the Manufactured Home covered thereby;
(k) such security interest has been assigned to the Trustee, and, after such assignment, the Trustee has a valid and perfected first-priority security interest in the Manufactured Home securing such Contract; (l) such Contract has not been sold, assigned or pledged to any other person, and prior to the transfer of the Contracts to the Trustee, Bank of America or BankAmerica Housing Services, as the case may be, had good and marketable title to such Contract sold by it, free and clear of any encumbrance, equity, loan, pledge, charge, claim or security interest, and it was the sole owner thereof and had full right to transfer such Contract to the Trustee; (m) as of the Cut-off Date, there was no default, breach, violation or event permitting acceleration under such Contract and no event which, with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event permitting acceleration (except payment delinquencies permitted by clause

(a) above), and Bank of America or BankAmerica Housing Services, as the case may be, has not waived any of the foregoing; (n) as of the Closing Date (as defined below), there were, to the knowledge of Bank of America or BankAmerica Housing Services, as applicable, no liens or claims which have been filed for work, labor or materials affecting a Manufactured Home securing such Contract, which are or may be liens prior to or equal with or subordinate to the lien of such Contract; (o) such Contract is a fully-amortizing loan with a fixed Contract Rate and provides for level payments over the term of such Contract; (p) such Contract contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral of the benefits of the security; (q) the information contained in the Contract Schedule with respect to such Contract is true and correct; (r) there is only one original of such Contract; (s) such Contract did not have a loan-to-value ratio at origination greater than 100%; (t) the related Manufactured Home is not considered or classified as part of the real estate on which it is located under the laws of the jurisdiction in which it is located, and as of the Closing Date such Manufactured Home is, to the knowledge of Bank of America or BankAmerica Housing Services, as applicable, free of damage and in good repair; (u) such Contract is a "qualified mortgage" under Section 860G(a)(3) of the Code; (v) the related Manufactured Home is a "manufactured home" within the meaning of Section 5402(6) of Title 42 of the United States Code and, as to each Contract sold by Bank of America or BankAmerica Housing Services to the Trust Fund, BAFSB was a federally-chartered savings bank as of the time of such Contract's origination as required under Section 3(a)(41)(A)(ii) of the Exchange Act; (w) such Contract is secured by a "single family residence" within the meaning of Section 25(e)(10) of the Code; (x) such Contract has been stamped to indicate its assignment to the Trustee; and (y) the Contract with the lowest Contract Rate has a Contract Rate of 10.00% and the Contract with the highest Contract Rate has a Contract Rate of 12.50%. Under the terms of the Agreement, and subject to the relevant Seller's option to effect a substitution with respect to Contracts sold by it as described in the last paragraph under this subheading, Bank of America or BankAmerica Housing Services, as the case may be, will be obligated to repurchase, at the price described below, any Contract sold by it within 90 days after Bank of America or BankAmerica Housing Services, as the case may be, becomes aware, or after Bank of America's or BankAmerica Housing Services' receipt of written notice from the Trustee or the Servicer, of a breach of any representation or warranty of Bank of America or BankAmerica Housing Services, as the case may be, in the Agreement that materially and adversely affects the Trust Fund's interest in any Contract it sold thereto unless such breach has been cured.

    Notwithstanding the foregoing, neither Bank of America nor BankAmerica Housing Services will be required to repurchase or substitute any Contract relating to a Manufactured Home located in any jurisdiction on account of a breach of the representation and warranty described in clause (k) above solely on the basis of the failure by Bank of America or BankAmerica Housing Services, as applicable, to cause a notation to be made on any document of title relating to any such Manufactured Home or to execute any transfer instrument relating to any such Manufactured Home (other than a notation or transfer instrument necessary to show Bank of America or BankAmerica Housing Services as lienholder or legal title holder) unless (i) a court of competent jurisdiction has adjudged that, because of such failure, the Trustee does not have a perfected first-priority security interest in such related Manufactured Home or (ii)(A) the Servicer has received written advice of counsel to the effect that a court of competent jurisdiction has held that, solely because of a substantially similar failure on the part of a pledgor or assignor of manufactured housing contracts (who has perfected the assignment or pledge of such contracts), a perfected first-priority security interest was not created in favor of the pledgee or assignee in a related manufactured home which is located in such jurisdiction and which is subject to the same laws regarding the perfection of security interests therein applicable to the Manufactured Homes located in such jurisdiction and (B) the Servicer shall not have completed all appropriate remedial action with respect to such Manufactured Home within 180 days after receipt of such written advice. Any such advice will be from counsel selected by the Servicer on a non-discriminatory basis from among the counsel used by the Servicer in its general business in the jurisdiction in question. The Servicer will have no ongoing obligation to seek advice with respect to the matters described in clause (ii) above. However, the Servicer is required to seek advice with respect to such matters whenever information comes to the attention of its counsel which causes such counsel to determine that a holding of the type described in clause (ii)(A) might exist. If any counsel selected by the Servicer informs the Servicer that no holding of the type described in clause (ii)(A) exists, such advice will be conclusive and binding on the parties to the Agreement pursuant to which a Trustee has an interest in any Contracts in the applicable jurisdiction as of the applicable date. If any holding described above which would give rise to a repurchase obligation on the part of Bank of America or BankAmerica Housing Services, as applicable, were to result from proceedings brought by a receiver or conservator of Bank of America or BankAmerica Housing Services, it is likely that such receiver or conservator would also reject the resulting repurchase obligation.

    The repurchase obligation described above generally constitutes the sole remedy available to the Trustee and the Certificateholders for a breach of a representation or warranty under the Agreement with respect to the Contracts. The repurchase price for any Contract will be equal to the remaining principal balance of such Contract as of the beginning of the month of repurchase, plus accrued and unpaid interest from the Due Date with respect to which the Obligor last made a payment to the Due Date occurring in the Collection Period during which such Contract is repurchased.

    In lieu of repurchasing a Contract as specified above, during the two-year period following the date of the initial issuance of the Certificates (the "Closing Date"), BankAmerica Housing Services or, where applicable, Bank of America, may, at its option, substitute an Eligible Substitute Contract (as defined below) for the Contract that it is otherwise obligated to repurchase (referred to herein as the "Replaced Contract"). An "Eligible Substitute Contract" is a Contract that satisfies, as of the date of its substitution, the representations and warranties specified in the Agreement, has a Scheduled Principal Balance that is not greater than the Scheduled Principal Balance of the Replaced Contract as of the beginning of the month in which such substitution takes place, has a Contract Rate that is at least equal to the Contract Rate of the Replaced Contract, has a remaining term to scheduled maturity that is not greater than the remaining term to scheduled maturity of the Replaced Contract and has not been delinquent for more than 31 days as to any Scheduled Payment due in the twelve months prior to its substitution. BankAmerica Housing Services or Bank of America, as applicable, will be required to deposit in the Certificate Account cash in the amount, if any, by which the Scheduled Principal Balance of the Replaced Contract as of the beginning of the month in which substitution takes place exceeds the Scheduled Principal Balance of the Contract it sold being substituted as of the beginning of the month.

PAYMENTS ON THE CONTRACTS; CERTIFICATE ACCOUNT

    The Trustee will initially establish and maintain an account (the "Certificate Account") at a depository institution organized under the laws of the United States or any state, the deposits of which are insured to the full extent permitted by law by the Federal Deposit Insurance Corporation (the "FDIC") whose commercial paper, long-term deposits or long-term unsecured senior debt has a rating of P-1 by Moody's and F-1 by Fitch (if rated by Fitch) in the case of commercial paper or in one of the two highest rating categories by Moody's and Fitch (if rated by Fitch) in the case of long-term deposits or long-term unsecured senior debt, and which is subject to examination by federal or state authorities or a depository institution otherwise acceptable to Moody's and Fitch (an "Eligible Institution"). The funds in the Certificate Account are required to be invested by the Trustee in common trust funds, collective investment trusts or money market funds acceptable to Moody's and Fitch (as evidenced by a letter from Moody's and Fitch to such effect) or other obligations acceptable to Moody's and Fitch.

    All payments in respect of principal and interest on the Contracts received by the Servicer (exclusive of Scheduled Payments due prior to the Cut-off Date), including Liquidation Proceeds (net of Liquidation Expenses, as defined below), are required to be paid into the Certificate Account not later than the second business day following receipt thereof. Amounts received as late payment fees, extension fees, assumption fees or similar fees may be retained by the Servicer as part of its servicing fees. See "-- Servicing Compensation; Certain Other Matters Regarding the Servicer" below. In addition, the amount paid by BankAmerica Housing Services or Bank of America for any Contract repurchased by it as a result of a breach of a representation or warranty under the Agreement, and amounts required to be deposited upon substitution of an Eligible Substitute Contract because of a breach of a representation or warranty (which amounts will be treated as partial principal prepayments), as described under "-- Conveyance of Contracts" above, are required to be paid into the Certificate Account.

    On the third business day prior to each Distribution Date (the "Determination Date"), the Servicer will determine the Available Distribution Amount and the amounts to be distributed on the Certificates on such Distribution Date. The "Available Distribution Amount" for any Distribution Date is the sum of (a) the Monthly Advance for such Distribution Date (as defined below under "-- Advances") and (b) the amount in the Certificate Account on the close of business on the last day of the immediately preceding Collection Period, less the sum of (i) any repossession profits (of which there are expected to be a de minimis amount) on defaulted Contracts, (ii) payments on Contracts that have been repurchased as a result of a breach of a representation or warranty that are received during or after the month of repurchase, (iii) Excess Contract Payments (as defined below) and any other payments not required to be distributed to Certificateholders on the related Distribution Date, (iv) reimbursements to the Servicer in the amount of expenses incurred in connection with the liquidation of a Contract ("Liquidation Expenses") and certain taxes and insurance premiums advanced by the Servicer in respect of Manufactured Homes (as described below under "-- Advances"), (v) reimbursements to the Servicer for Nonrecoverable Advances in respect of Contracts and Monthly Advances to the extent permitted by the Agreement (as described below under "-- Advances") and
(vi) the Monthly Servicing Fee (as hereinafter defined).

    An "Excess Contract Payment" is a payment received on a Contract that is in excess of the Scheduled Payment (or, generally, an integral multiple thereof) on such Contract, is not a partial principal prepayment or prepayment in full and is not part of any Liquidation Proceeds. Excess Contract Payments will be held by the Trustee in the Certificate Account and may be applied as described under "-- Advances" below.

    The Trustee or its paying agent will withdraw funds from the Certificate Account on each Distribution Date (but only to the extent of the related Available Distribution Amount) to make payments to Certificateholders as specified under "-- Distributions" below. From time to time, as provided in the Agreement, the Servicer will also withdraw funds from the Certificate Account to make payments to it or Bank of America or BankAmerica Housing Services as permitted by the Agreement and described in subclauses (i), (ii), (iv), (v) and
(vi) of clause (b) in the second preceding paragraph.

DISTRIBUTIONS

    Distributions to the holders of the Series 1996-1 Regular Certificates will be applied first to the holders of the Senior Certificates, second to the holders of the Class A-7 Certificates, and third to the holders of the Class B Certificates. The Available Distribution Amount for each Distribution Date will be applied in the amounts and the order of priority set forth below. Distributions of principal and interest to holders of each Class of Certificates will be made on each Distribution Date in an amount equal to their respective Percentage Interests multiplied by the aggregate amount distributed to such Class of Certificates on such Distribution Date. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

    Each distribution with respect to book-entry certificates will be paid to DTC, which will credit the amount of such distribution to the accounts of its participants in accordance with its normal procedures. Each participant will be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm will be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to book-entry certificates are to be made by DTC and its participants in accordance with DTC's rules. See "Description of the Certificates -- Global Certificates" below.

    The percentages  of  the  Formula Principal  Distribution  Amount  that  are
distributable    to    the    Senior   Certificateholders,    the    Class   A-7
Certificateholders,  the  Class  B-1   Certificateholders  and  the  Class   B-2

Certificateholders are determined on the basis of whether the Class A-7 Principal Distribution Test or the Class B Principal Distribution Test are met, as described below. By their terms, neither of such tests can be met prior to the Distribution Date in June 2000. Consequently, unless the Senior Certificate Balance is reduced to zero prior to such Distribution Date, holders of the Senior Certificates will receive 100% of the Formula Principal Distribution Amount (in the order described below) until at least such Distribution Date.

    PRIORITIES.   On each Distribution  Date, the Available Distribution Amount, together with the Reserve Account Draw Amount (as defined herein), if any, will be distributed in the following amounts and in the following order of priority:

(i) concurrently to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificateholders, the Class A-1 Interest Distribution Amount, the Class A-2 Interest Distribution Amount, the Class A-3 Interest Distribution Amount, the Class A-4 Interest Distribution Amount, the Class A-5 Interest Distribution Amount and the Class A-6 Interest Distribution Amount, respectively;

(ii) to the Senior Certificateholders, the Senior Percentage of the Formula Principal Distribution Amount in the following order of priority:

    (a) to the Class A-1 Certificateholders until the Certificate Balance of the Class A-1 Certificates is reduced to zero;

    (b) to the Class A-2 Certificateholders until the Certificate Balance of the Class A-2 Certificates is reduced to zero;

    (c) to the Class A-3 Certificateholders until the Certificate Balance of the Class A-3 Certificates is reduced to zero;

    (d) to the Class A-4 Certificateholders until the Certificate Balance of the Class A-4 Certificates is reduced to zero;

    (e) to the Class A-5 Certificateholders until the Certificate Balance of the Class A-5 Certificates is reduced to zero; and

     (f) to the Class A-6 Certificateholders until the Certificate Balance of the Class A-6 Certificates is reduced to zero;

(iii) to the Class A-7 Certificateholders, the Class A-7 Interest Distribution Amount;

(iv) to the Class A-7 Certificateholders, the Class A-7 Percentage of the Formula Principal Distribution Amount until the Class A-7 Certificate Balance is reduced to zero;

(v) to the Class B-1 Certificateholders, the Class B-1 Interest Distribution Amount;

(vi) to the Class B-1 Certificateholders, the Class B Percentage of the Formula Principal Distribution Amount until the Class B-1 Certificate Balance is reduced to zero;

(vii) to the Class B-2 Certificateholders, the Class B-2 Interest Distribution Amount;

(viii) to the Class B-2 Certificateholders, the Class B Percentage of the Formula Principal Distribution Amount (less any portion thereof distributed pursuant to clause (vi) above) until the Class B-2 Certificate Balance is reduced to zero;

(ix) if such Distribution Date is on or after the earlier of (a) the Distribution Date in June 2006 and (b) the first Distribution Date on which the percentage equivalent of a fraction, the numerator of which is the Pool Scheduled Principal Balance (after giving effect to distributions with respect to principal) for such Distribution Date and the denominator of which is the Cut-off Date Pool Principal Balance, is less than or equal to 25%, to the Reserve Account, any remaining Available Distribution Amount to the extent necessary to increase the funds in the Reserve Account to the Reserve Account Cap; and

(x) to the Class R Certificateholders, any remaining Available Distribution Amount.

    Notwithstanding  the foregoing, on any Distribution Date on which the amount
distributable  (the  "initial  distribution")  to  holders  of  the  Class   B-2
Certificates pursuant to clause (viii) above would cause

(x) the sum of (i) the Class B-2 Certificate Balance and (ii) the amount on deposit in the Reserve Account (in each case, after giving effect to the initial distribution) (such sum, the "Clause X Amount") to be less than (y) $4,972,870 (the "Clause Y Amount"), which is 2% of the Cut-off Date Pool Principal Balance, then the principal distribution to holders of the Class B-2 Certificates pursuant to clause (viii) above will be reduced to such amount as will cause the Clause X Amount to equal the Clause Y Amount, and the Available Distribution Amount (allocable to principal) that remains after such reduced distribution to the Class B-2 Certificateholders will be distributed pro rata to holders of the Senior Certificates and the Class A-7 Certificates on the basis of their respective Certificate Balances.

    In addition, notwithstanding the prioritization of the distribution of the Formula Principal Distribution Amount to the holders of the Senior Certificates pursuant to clause (ii) above, on a Distribution Date, if any, in respect of which a Deficiency Event (defined below) is in effect, the portion of the Formula Principal Distribution Amount for such Distribution Date that would otherwise be distributed sequentially to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificateholders pursuant to clause (ii) above will instead be distributed to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificateholders pro rata based upon the Certificate Balance of each such Class until each of the Certificate Balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates have been reduced to zero. A "Deficiency Event" will be in effect for any Distribution Date as to which the Pool Scheduled Principal Balance is equal to or less than the aggregate Certificate Balance of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates.

    Furthermore, notwithstanding the foregoing, if the percentage of the Formula Principal Distribution Amount allocable to the holders of the Class A-6 Certificates on any Distribution Date pursuant to clause (ii) above exceeds the Class A-6 Certificate Balance for such Distribution Date, such excess will be distributed to the Class A-7 and Class B-1 Certificateholders (or the Class B-2 Certificateholders if the Certificate Balance of the Class B-1 Certificates has been reduced to zero) pro rata on the basis of the Class A-7 and Class B Percentages, respectively. If the percentage of the Formula Principal Distribution Amount allocable to the Class A-7 Certificateholders on any
Distribution   Date  pursuant  to  clause  (iv)  above  exceeds  the  Class  A-7
Certificate Balance for any such Distribution Date, such excess will be distributed to the Class B-1 Certificateholders until the Class B-1 Certificate Balance is reduced to zero (and to the Class B-2 Certificateholders thereafter).

    DEFINITIONS. As to any Distribution Date, the "Class A-1 Interest Distribution Amount" is equal to the sum of (i) one month's interest at the Class A-1 Pass-Through Rate on the Class A-1 Certificate Balance and (ii) any previously undistributed shortfalls in interest due to the Class A-1 Certificateholders in respect of prior Distribution Dates; the "Class A-2 Interest Distribution Amount" is equal to the sum of (i) one month's interest at the Class A-2 Pass-Through Rate on the Class A-2 Certificate Balance and (ii) any previously undistributed shortfalls in interest due to the Class A-2
Certificateholders in respect of prior Distribution Dates; the "Class A-3 Interest Distribution Amount" is equal to the sum of (i) one month's interest at the Class A-3 Pass-Through Rate on the Class A-3 Certificate Balance and (ii) any previously undistributed shortfalls in interest due to the Class A-3 Certificateholders in respect of prior Distribution Dates; the "Class A-4 Interest Distribution Amount" is equal to the sum of (i) one month's interest at the Class A-4 Pass-Through Rate on the Class A-4 Certificate Balance and (ii) any previously undistributed shortfalls in interest due to the Class A-4
Certificateholders in respect of prior Distribution Dates; the "Class A-5 Interest Distribution Amount" is equal to the sum of (i) one month's interest at the Class A-5 Pass-Through Rate on the Class A-5 Certificate Balance and (ii) any previously undistributed shortfalls in interest due to the Class A-5 Certificateholders in respect of prior Distribution Dates; the "Class A-6 Interest Distribution Amount" is equal to the sum of (i) one month's interest at the Class A-6 Pass-Through Rate on the Class A-6 Certificate Balance and (ii) any previously undistributed shortfalls in interest due to the Class A-6
Certificateholders in respect of prior Distribution Dates; the "Class A-7 Interest Distribution Amount" is equal to the sum of (i) one month's interest at the Class A-7 Pass-Through Rate on the Class A-7 Certificate Balance and (ii) any previously undistributed shortfalls in interest due to the Class A-7 Certificateholders in respect of prior Distribution Dates; the "Class B-1

Interest Distribution Amount" is equal to the sum of (i) one month's interest at the Class B-1 Pass-Through Rate on the Class B-1 Certificate Balance and (ii) any previously undistributed shortfalls in interest due to the Class B-1 Certificateholders in respect of prior Distribution Dates; and the "Class B-2 Interest Distribution Amount" is equal to the sum of (i) one month's interest at the Class B-2 Pass-Through Rate on the Class B-2 Certificate Balance and (ii) any previously undistributed shortfalls in interest due to the Class B-2 Certificateholders in respect of prior Distribution Dates. Any shortfall in interest due to Certificateholders will, to the extent legally permissible, bear interest at the related Pass-Through Rate. Interest will accrue with respect to each Distribution Date in respect of the Series 1996-1 Regular Certificates during the one-month period beginning on the 10th day of the month preceding the month of such Distribution Date and ending on the 9th day of the month of such Distribution Date.

    The "Senior Percentage" (which shall not be greater than 100%) for a Distribution Date is the percentage equivalent of a fraction, the numerator of which is the Senior Certificate Balance immediately prior to such Distribution Date and the denominator of which is the sum of:

(i)  the Senior Certificate Balance immediately prior to such Distribution Date,

(ii) if the Class A-7 Principal Distribution Test has been met, the Class A-7 Certificate Balance immediately prior to such Distribution Date or, if the Class A-7 Principal Distribution Test has not been met, zero, and

(iii) if the Class B Principal Distribution Test has been met, the Class B Certificate Balance immediately prior to such Distribution Date or, if the Class B Principal Distribution Test has not been met, zero.

    The "Class A-7 Percentage" (which shall not be greater than 100%) for a Distribution Date is (i) if the Class A-7 Principal Distribution Test has been met or the Senior Certificate Balance is zero for such Distribution Date, the percentage equivalent of a fraction, the numerator of which is the Class A-7 Certificate Balance immediately prior to such Distribution Date and the denominator of which is the sum of:

    (a) the Senior Certificate Balance immediately prior to such Distribution Date,

    (b) the Class A-7 Certificate Balance immediately prior to such Distribution Date, and

    (c) if the Class B Principal Distribution Test has been met, the Class B Certificate Balance immediately prior to such Distribution Date, or, if the Class B Principal Distribution Test has not been met, zero, or (ii) if the Class A-7 Principal Distribution Test has not been met and the Senior Certificate Balance is not zero for such Distribution Date, zero.

    The "Class B Percentage" (which shall not be greater than 100%) for a Distribution Date is (i) if the Class B Principal Distribution Test has been met or the Senior Certificate Balance and the Class A-7 Certificate Balance are zero for such Distribution Date, the percentage equivalent of a fraction, the numerator of which is the Class B Certificate Balance immediately prior to such Distribution Date and the denominator of which is the sum of:

    (a) the Senior Certificate Balance immediately prior to such Distribution Date,

    (b) the Class A-7 Certificate Balance immediately prior to such Distribution Date, and

    (c) the Class B Certificate Balance immediately prior to such Distribution Date,

or (ii) if the Class B Principal Distribution Test has not been met and the Senior Certificate Balance and the Class A-7 Certificate Balance are not zero for such Distribution Date, zero.

    Notwithstanding the foregoing, in no event will (i) the Class A-7 Percentage exceed the percentage equal to 100% minus the Senior Percentage or (ii) the Class B Percentage exceed the percentage equal to 100% minus the sum of the Senior Percentage and the Class A-7 Percentage.

    The Class A-7 Principal Distribution Test will be met if all of the following conditions are satisfied:

    (1) the Distribution Date is on or after the Distribution Date in June 2000;

    (2) the percentage equivalent of a fraction, the numerator of which is the sum of (a) the Class A-7 Certificate Balance immediately prior to such Distribution Date and (b) the Class B Certificate Balance immediately prior to such Distribution Date and the denominator of which is the Pool Scheduled Principal Balance immediately prior to such Distribution Date, is equal to at least 27.375% (which is 1.5 times the percentage equivalent of the fraction, the numerator of which is the sum of (a) the Initial Class A-7 Certificate Balance, (b) the Initial Class B-1 Certificate Balance and (c) the Initial Class B-2 Certificate Balance and the denominator of which is the Cut-off Date Pool Principal Balance);

    (3) The Cumulative Realized Losses as of such Distribution Date do not exceed (a) if such Distribution Date is from and including June 2000 and up to and including May 2001, 6.0% of the Cut-off Date Pool Principal Balance, (b) if such Distribution Date is from and including June 2001 and up to and including May 2002, 7.0% of the Cut-off Date Pool Principal Balance, (c) if such Distribution Date is from and including June 2002 and up to and including May 2003, 8.5% of the Cut-off Date Pool Principal Balance, and (d) if such Distribution Date is in or after June 2003, 9.5% of the Cut-off Date Pool Principal Balance;

    (4) the Current Realized Loss Ratio as of such Distribution Date does not exceed 2.5%;

    (5) the Average Sixty-Day Delinquency Ratio as of such Distribution Date does not exceed 3.5%; and

    (6) the Average Thirty-Day Delinquency Ratio as of such Distribution Date does not exceed 5.5%.

    The Class B Principal Distribution Test will be met if all of the following conditions are satisfied:

    (1) the Distribution Date is on or after the Distribution Date in June 2000;

    (2) the percentage equivalent of a fraction, the numerator of which is the Class B Certificate Balance immediately prior to such Distribution Date and the denominator of which is the Pool Scheduled Principal Balance immediately prior to such Distribution Date, is equal to at least 14.625% (which is 1.5 times the percentage equivalent of the fraction, the numerator of which is the sum of (a) the Initial Class B-1 Certificate Balance and (b) the Initial Class B-2 Certificate Balance and the denominator of which is the Cut-off Date Pool Principal Balance);

    (3) The Cumulative Realized Losses as of such Distribution Date do not exceed (a) if such Distribution Date is from and including June 2000 and up to and including May 2001, 6.0% of the Cut-off Date Pool Principal Balance, (b) if such Distribution Date is from and including June 2001 and up to and including May 2002, 7.0% of the Cut-off Date Pool Principal Balance, (c) if such Distribution Date is from and including June 2002 and up to and including May 2003, 8.5% of the Cut-off Date Pool Principal Balance and (d) if such Distribution Date is on or after June 2003, 9.5% of the Cut-off Date Pool Principal Balance;

    (4) the Current Realized Loss Ratio as of such Distribution Date does not exceed 2.5%;

    (5) the Average Sixty-Day Delinquency Ratio as of such Distribution Date does not exceed 3.5%; and

    (6) the Average Thirty-Day Delinquency Ratio as of such Distribution Date does not exceed 5.5%.

    The "Formula Principal Distribution Amount" in respect of a Distribution Date equals the sum of (a) the Total Regular Principal Amount for such Distribution Date and (b) any previously undistributed shortfalls in the distribution of the Total Regular Principal Amount in respect of prior Distribution Dates.

    The "Total Regular Principal Amount" on each Distribution Date is the sum of
(i) the Scheduled Principal Reduction Amount (defined below) for such Distribution Date, (ii) the Scheduled Principal Balance (defined below) of each Contract which, during the related Collection Period, was purchased by Bank of America or BankAmerica Housing Services, as the case may be, on account of certain breaches of representations and warranties made by it in the Agreement, (iii) all partial prepayments received during such related Collection Period, (iv) the Scheduled Principal Balance of each Contract that was prepaid in full during such related Collection Period and (v) the Scheduled Principal Balance of each Contract that became a Liquidated Contract (defined below) during such related Collection Period.

    The "Scheduled Principal Balance" of a Contract for any Distribution Date is its principal balance as of the Due Date in the Collection Period immediately preceding such Distribution Date, after giving effect to all previous partial prepayments, all previous scheduled principal payments (whether or not paid) and the scheduled principal payment due on such Due Date, but without giving effect to any adjustment due to bankruptcy or similar proceedings. The "Scheduled Principal Reduction Amount" for any Distribution Date is an approximate calculation (performed on an aggregate basis rather than on a Contract-by-Contract basis) of the scheduled payments of principal due during the related Collection Period. Both of these terms are more fully described herein under "-- Distributions" above.

    The "Pool Scheduled Principal Balance" for any Distribution Date is equal to the Cut-off Date Pool Principal Balance less the aggregate of the Total Regular Principal Amounts for all prior Distribution Dates.

    In general, a "Liquidated Contract" is a defaulted Contract as to which all amounts that the Servicer expects to recover relating to such Contract ("Liquidation Proceeds") have been received. A Liquidated Contract includes any defaulted Contract in respect of which the related Manufactured Home has been realized upon and disposed of and the proceeds of such disposition have been received.

    The "Class A-1 Certificate Balance" as of any Distribution Date is the Initial Class A-1 Certificate Balance less all amounts previously distributed to holders of Class A-1 Certificates on account of principal; the "Class A-2 Certificate Balance" as of any Distribution Date is the Initial Class A-2 Certificate Balance less all amounts previously distributed to holders of Class A-2 Certificates on account of principal; the "Class A-3 Certificate Balance" as of any Distribution Date is the Initial Class A-3 Certificate Balance less all amounts previously distributed to holders of Class A-3 Certificates on account of principal; the "Class A-4 Certificate Balance" as of any Distribution Date is the Initial Class A-4 Certificate Balance less all amounts previously distributed to holders of Class A-4 Certificates on account of principal; the "Class A-5 Certificate Balance" as of any Distribution Date is the Initial Class A-5 Certificate Balance less all amounts previously distributed to Class A-5 Certificateholders on account of principal; the "Class A-6 Certificate Balance" as of any Distribution Date is the Initial Class A-6 Certificate Balance less all amounts previously distributed to Class A-6 Certificateholders on account of principal; the "Class A-7 Certificate Balance" as of any Distribution Date is the Initial Class A-7 Certificate Balance less all amounts previously distributed to Class A-7 Certificateholders on account of principal; the "Class B-1 Certificate Balance" as of any Distribution Date is the Initial Class B-1 Certificate Balance less all amounts previously distributed to holders of Class B-1 Certificates on account of principal; the "Class B-2 Certificate Balance" as of any Distribution Date is the Initial Class B-2 Certificate Balance less all amounts previously distributed to holders of Class B-2 Certificates on account of principal. The "Senior Certificate Balance" as of any Distribution Date is the sum of the Certificate Balances of the Senior Certificates immediately prior to such Distribution Date. The "Class B Certificate Balance" as of any Distribution Date is the sum of the Class B-1 Certificate Balance and the Class B-2 Certificate Balance immediately prior to such Distribution Date. The term "Certificate Balance" in respect of any one or more Classes of Certificates has the corresponding meaning. In no event shall the aggregate distributions of principal to the holders of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class B-1 and Class B-2 Certificates exceed the Initial Class A-1 Certificate Balance, the Initial Class A-2 Certificate
Balance, the Initial Class A-3 Certificate Balance, the Initial Class A-4 Certificate Balance, the Initial Class A-5 Certificate Balance, the Initial Class A-6 Certificate Balance, the Initial Class A-7 Certificate Balance, the Initial Class B-1 Certificate Balance and the Initial Class B-2 Certificate Balance, respectively.

    The "Average Sixty-Day Delinquency Ratio" and the "Average Thirty-Day Delinquency Ratio" are, in general, the ratios of the average of the aggregate principal balances of Contracts delinquent 60 days or more and 30 days or more, respectively, for the preceding three Collection Periods (determined as of the last day of each such Collection Period) to the average Pool Scheduled Principal Balance for such periods. "Cumulative Realized Losses" are, in general, the aggregate net liquidation losses (calculated as specified in the Agreement) in respect of Liquidated Contracts since the Cut-off Date. The "Current Realized Loss Ratio" is, in general, the ratio of the aggregate net liquidation losses in respect of Liquidated Contracts for the periods specified in the Agreement to an average Pool Scheduled Principal Balance specified in the Agreement.

RESERVE ACCOUNT

    On the Closing Date, the Trustee shall establish an account (the "Reserve Account") for the benefit of the Certificateholders. The Reserve Account shall have an initial balance of zero on the Closing Date. Commencing on the Distribution Date which is the earlier of (a) the Distribution Date in June 2006 and (b) the first Distribution Date on which the percentage equivalent of a fraction, the numerator of which is the Pool Scheduled Principal Balance (after giving effect to distributions with respect to principal) for such Distribution Date and the denominator of which is the Cut-off Date Pool Principal Balance, is less than or equal to 25%, the Trustee shall make a deposit into the Reserve Account pursuant to clause (ix) in the fourth paragraph under "Distributions" above up to the Reserve Account Cap. On each Distribution Date, the Trustee will withdraw from the Reserve Account an amount (the "Reserve Account Draw Amount") equal to the lesser of (a) the amount then on deposit in the Reserve Account and
(b) the amount by which the aggregate of amounts due to Certificateholders in clauses (i) through (viii) under "Distributions" above exceeds the Available Distribution Amount on such Distribution Date and distribute such amount, together with the Available Distribution Amount.

    Funds in the Reserve Account will be invested in Eligible Investments as directed by the Trustee, and the net investment earnings, if any, will be paid to the Class R Certificateholders. "Eligible Investments" means one or more common trust funds, collective investment trusts or money market funds acceptable to Moody's and Fitch (as evidenced by a letter from Moody's and Fitch to such effect or, if no such trusts or funds are acceptable to Moody's and Fitch any other obligations acceptable to Moody's and Fitch.

    On any Distribution Date, any funds on deposit in the Reserve Account in excess of the Reserve Account Cap (after giving effect to any Reserve Account Draw Amount paid to the Certificateholders on such date) will be withdrawn from the Reserve Account and paid to the Class R Certificateholders.

    Amounts paid to the Class R Certificateholders pursuant to the two immediately preceding paragraphs will not be available to offset shortfalls in distributions to holders of other Classes of Certificates.

    The Reserve Account is intended to enhance the likelihood of regular receipt by the holders of the Series 1996-1 Regular Certificates of the full amount of the distributions due them and to afford such holders protection against losses on Liquidated Contracts, but no assurance can be given that the Reserve Account will be sufficient for such purpose.

    The "Reserve Account Cap" shall be (i) as to any Distribution Date (without giving effect to distributions due thereon) after the Closing Date and until none of the Offered Certificates remain outstanding, $1,243,218 (which is 0.5% of the Cut-off Date Pool Principal Balance) and (ii) as to any Distribution Date (without giving effect to distributions due thereon) after none of the Offered Certificates remain outstanding, the lower of the then outstanding Class B-2 Certificate Balance and $1,243,218 (which is 0.5% of the Cut-off Date Pool Principal Balance).

SUBORDINATION

    The rights of the holders of the Subordinate Certificates to receive distributions of available amounts in the Trust Fund will be subordinated, to the extent described herein, to such rights of the holders of the Senior Certificates. This subordination is intended to enhance the likelihood of regular receipt by the holders of the Senior Certificates of the full amount of interest and principal distributable thereon and to afford such holders protection against losses on Liquidated Contracts. Similarly, the rights of the holders of the Class B Certificates to receive distributions due them from available amounts in the Trust Fund will be subordinated, to the extent described herein, to such rights of the holders of the Class A-7 Certificates, and the rights of the holders of the Class B-2 Certificates to receive the distributions due them from available amounts in the Trust Fund will be subordinated, to the extent described herein, to such rights of the holders of the Class B-1 Certificates. Subject to the subordination of the Subordinate Certificates to the Senior Certificates, this subordination of the Class B Certificates to the Class A-7 Certificates and of the Class B-2 Certificates to the Class A-7 and Class B-1 Certificates is intended to enhance the likelihood of regular receipt by the holders of the Class A-7 Certificates and the holders of the Class B-1 Certificates, respectively, of the full amount of the distributions due them and to afford such holders protection against losses on Liquidated Contracts.

    The protection afforded to the holders of Senior Certificates by means of the subordination of the Subordinate Certificates, to the Class A-7 Certificateholders by the subordination of the Class B Certificates and to the Class B-1 Certificateholders by the subordination of the Class B-2 Certificates (in each case, to the extent described herein) will be accomplished by the application of the Available Distribution Amount (together with any Reserve Account Draw Amount) in the order specified under "Distributions" above. Accordingly, in the event that the Available Distribution Amount (together with any Reserve Account Draw Amount) on any Distribution Date is not sufficient to permit the distribution of the amount of interest and the specified portion of the Formula Principal Distribution Amount due to the holders of any Class of Certificates, the subordination is intended to protect such Certificateholders by the right of such Certificateholders to receive distributions of the Available Distribution Amount in respect of interest and the Formula Principal Distribution Amount that would otherwise have been distributable to the Certificateholders of any Class subordinate in priority of distribution to such Class, until any shortfall in distributions to the holders of the related senior Class or Classes of Certificates in respect thereof has been satisfied, to the extent described herein.

LOSSES ON LIQUIDATED CONTRACTS

    As described above, the Total Regular Principal Amount distributable to the holders of the Series 1996-1 Regular Certificates on each Distribution Date includes the Scheduled Principal Balance of each Contract that became a Liquidated Contract during the immediately preceding Collection Period. The Liquidation Proceeds, net of (i) certain expenses incurred to liquidate such Liquidated Contract, (ii) all accrued and unpaid interest thereon and (iii) all Monthly Advances (as defined below) required to be made in respect of such Liquidated Contract (the "Net Liquidation Proceeds"), may be less than the Scheduled Principal Balance of such Liquidated Contract. Under such circumstances, the loss on the Liquidated Contract, in the amount of the deficiency between the Net Liquidation Proceeds and the Scheduled Principal Balance of such Liquidated Contract, may be covered to the extent of the amount (the "Excess Interest"), if any, by which the interest collected on nondefaulted Contracts during the same Collection Period exceeds interest distributions due to the holders of the Series 1996-1 Regular Certificates and the Monthly Servicing Fee.

    The effect of any losses on Liquidated Contracts during a Collection Period in excess of the aggregate of (i) Excess Interest and (ii) the funds, if any, on deposit in the Reserve Account generally will be to reduce the Pool Scheduled Principal Balance below the aggregate Certificate Balance of the Certificates on the related Distribution Date. In the event the Pool Scheduled Principal Balance falls below the aggregate Certificate Balance of the Certificates on any Distribution Date, shortfalls and/or losses will arise with respect to the Certificates, which shortfalls and/or losses will be borne by the Class B-2 Certificateholders, the Class B-1 Certificateholders, the Class A-7 Certificateholders and the Senior Certificateholders, in that order.

EXAMPLE OF DISTRIBUTIONS

    The following chart sets forth an example of the flow of funds on the Certificates for the Distribution Date occurring in June 1996:

May 1......................(A)  Cut-off Date.
May 1-31...................(B)  Servicer receives scheduled  payments on  the
                                Contracts  and any principal prepayments made
                                by Obligors and applicable interest thereon.
June 5.....................(C)  Determination Date.
June 7.....................(D)  Record Date.
June 10....................(E)  Distribution Date. (Distribution Date is  the
                                10th day of each month or, if the 10th day is
                                not a business day, the next business day.)
Succeeding months follow the pattern of (B) through (E).

- ------------------------
(A) The Cut-off Date Pool Principal Balance on May 1, 1996 will be computed as described under "-- Conveyance of Contracts" above.

(B) Scheduled Payments, principal prepayments and Liquidation Proceeds (net of Liquidation Expenses) and amounts for the repurchase of Contracts may be received at any time during this period and will be distributed to Certificateholders on June 10, 1996. When a partial prepayment is made or a Contract is prepaid in full, interest on the amount prepaid is collected from the Obligor only to the date of payment. The Available Distribution Amount for the distribution on June 10, 1996 is described under "-- Payments on Contracts; Certificate Account" above.

(C) On June 5, 1996 (three business days prior to the Distribution Date), the Servicer will determine the amounts of principal and interest which will be passed through on June 10, 1996 to Certificateholders.

(D) Distributions on June 10, 1996 will be made to Certificateholders of record at the close of business on June 7, 1996.

(E) On June 10, 1996, the amounts determined on June 5, 1996 will be distributed to Certificateholders.

ADVANCES

    For each Distribution Date, the Servicer will be obligated to make an advance (a "Monthly Advance") equal to the lesser of (i) delinquent scheduled payments of principal and interest on the Contracts that were due in the preceding Collection Period and (ii) the amount, if any, by which scheduled distributions of principal and interest due on the Series 1996-1 Regular Certificates exceeds the amount specified in clause (b) of the definition of Available Distribution Amount (as set forth above under "-- Payments on Contracts; Certificate Account"), except to the extent, in the Servicer's judgment, such advance would not be recoverable from related late payments, Liquidation Proceeds or otherwise (a "Nonrecoverable Advance").

    The aggregate amount of any additional advances made by the Servicer that have not been reimbursed to the Servicer as described below is referred to herein as the "Outstanding Amount Advanced." The Servicer may apply any Excess Contract Payments in the Certificate Account (rather than its own funds) to make all or a portion of a Monthly Advance, but must replace such Excess Contract Payments to the extent required to make scheduled payments on the related Contracts. In addition, upon the determination that a Nonrecoverable Advance has been made in respect of a Contract, the Servicer will reimburse itself (but only to the extent of the Outstanding Amount Advanced) out of funds in the Certificate Account for the delinquent Scheduled Payments on such Contract or out of any other funds in the Certificate Account.

    In making Monthly Advances, the Servicer will be attempting to maintain a regular flow of scheduled interest and principal to the Series 1996-1 Regular Certificateholders rather than to guarantee or insure against losses.

    The Servicer will also be obligated to make advances, to the extent recoverable out of Liquidation Proceeds or otherwise, in respect of certain taxes and insurance premiums not paid by an Obligor on a timely basis. Funds so advanced are reimbursable to the Servicer as provided in the Agreement.

REPORTS TO CERTIFICATEHOLDERS

    The Trustee will include with each distribution to a Certificateholder a statement as of the related Distribution Date setting forth, among other things:

           (a)
           the aggregate amount distributed on the Class A-1 Certificates on such Distribution Date;

           (b)
           the amount of such distribution on such Class A-1 Certificate which constitutes principal;

           (c)
           the amount of such distribution on such Class A-1 Certificate which constitutes interest;

           (d)
           the remaining Class A-1 Certificate Balance;

           (e)
           the aggregate amount distributed on the Class A-2 Certificates on such Distribution Date;

           (f)
           the amount of such distribution on such Class A-2 Certificate which constitutes principal;

           (g)
           the amount of such distribution on such Class A-2 Certificate which constitutes interest;

           (h)
           the remaining Class A-2 Certificate Balance;

           (i)
           the aggregate amount distributed on the Class A-3 Certificates on such Distribution Date;

           (j)
           the amount of such distribution on such Class A-3 Certificate which constitutes principal;

           (k)
           the amount of such distribution on such Class A-3 Certificate which constitutes interest;

           (l)
           the remaining Class A-3 Certificate Balance;

           (m)
           the aggregate amount distributed on the Class A-4 Certificates on such Distribution Date;

           (n)
           the amount of such distribution on such Class A-4 Certificate which constitutes principal;

           (o)
           the amount of such distribution on such Class A-4 Certificate which constitutes interest;

           (p)
           the remaining Class A-4 Certificate Balance;

           (q)
           the aggregate amount distributed on the Class A-5 Certificates on such Distribution Date;

           (r)
           the amount of such distribution on such Class A-5 Certificate which constitutes principal;

           (s)
           the amount of such distribution on such Class A-5 Certificate which constitutes interest;

           (t)
           the remaining Class A-5 Certificate Balance;

           (u)
           the aggregate amount distributed on the Class A-6 Certificates on such Distribution Date;

           (v)
           the amount of such distribution on such Class A-6 Certificate which constitutes principal;

           (w)
           the amount of such distribution on such Class A-6 Certificate which constitutes interest;

           (x)
           the remaining Class A-6 Certificate Balance;

           (y)
           the aggregate amount distributed on the Class A-7 Certificates on such Distribution Date;

           (z)
           the amount of such distribution on such Class A-7 Certificate which constitutes principal;

          (aa)
           the amount of such distribution on such Class A-7 Certificate which constitutes interest;

          (bb)
           the remaining Class A-7 Certificate Balance;

          (cc)
           the aggregate amount distributed on the Class B-1 Certificates on such Distribution Date;

          (dd)
           the amount of such distribution on such Class B-1 Certificate which constitutes principal;

          (ee)
           the amount of such distribution on such Class B-1 Certificate which constitutes interest;

          (ff)
           the remaining Class B-1 Certificate Balance;

          (gg)
           the aggregate amount distributed on the Class B-2 Certificates on such Distribution Date;

          (hh)
           the amount of such distribution on such Class B-2 Certificate which constitutes principal;

          (ii)
           the amount of such distribution on such Class B-2 Certificate which constitutes interest;

          (jj)
           the remaining Class B-2 Certificate Balance;

          (kk)
          the number of and aggregate unpaid principal balance of Contracts with payments delinquent 31 to 59, 60 to 89, and 90 or more days, respectively;

          (ll)
           the amount of fees payable out of the Trust Fund;

          (mm)
           the Senior Percentage;

          (nn)
           the Class A-7 Percentage;

          (oo)
           the Class B Percentage;

          (pp)
           the balance in the Reserve Account, if any; and

          (qq)
           the Reserve Account Draw Amount, if any.

    In addition, within a reasonable period of time after the end of each calendar year, the Trustee will furnish a report to each holder of a Series 1996-1 Regular Certificate of record at any time during such calendar year as to the aggregate of amounts reported pursuant to clauses (b) and (c), (f) and (g),
(j) and (k), (n) and (o), (r) and (s), (v) and (w), (z) and (aa), (dd) and (ee) or (hh) and (ii), as the case may be, above for such calendar year.

TERMINATION AUCTION

    The Agreement provides that within ninety days following the Distribution Date as of which the Pool Scheduled Principal Balance is less than 10% of the Cut-off Date Pool Principal Balance, the Trustee shall solicit bids for the purchase of the Contracts remaining in the Trust Fund. In the event that satisfactory bids are received as described in the Agreement, the net sale proceeds will be distributed to Certificateholders, in the same order of priority as collections received in respect of the Contracts. If satisfactory bids are not received, the Trustee shall decline to sell the Contracts and shall not be under any obligation to solicit any further bids or otherwise negotiate any further sale of the Contracts. Under the Agreement, a satisfactory bid is one in which the purchase price of the Contracts then outstanding is at least equal to the higher of the Contracts' aggregate fair market value and the Minimum Termination Amount. Such a bid must be made in accordance with auction procedures set forth in the Agreement, which include a requirement that the Trustee receive good faith bids for the Contracts by at least two prospective purchasers (at least one of whom is not a Seller or an affiliate thereof) that are considered by the Trustee, in its sole discretion, to be (i) competitive participants in the market for manufactured housing contracts and (ii) willing and able purchasers of the Contracts. Any sale and consequent termination of the Trust Fund pursuant to a Termination Auction must constitute a "qualified liquidation" of the Trust Fund under Section 860F of the Code, including the requirement that the qualified liquidation takes place over a period not to exceed 90 days.

OPTIONAL TERMINATION

    If the Trust Fund has not been terminated pursuant to a successful Termination Auction, the Agreement also provides that on any Distribution Date after the First Distribution Date on which the Pool Scheduled Principal Balance is less than 5% of the Cut-off Date Pool Principal Balance, the Servicer will have the option to repurchase, upon giving notice mailed no later than the 10th day of the month next preceding the month of the exercise of such option, all outstanding Contracts at a price equal to the greater of (a) the sum of (x) 100% of the Scheduled Principal Balance of each Contract (other than any Contract as to which the related Manufactured Home has been acquired and not yet disposed of and whose fair market value is included pursuant to clause (y) below) as of the final Distribution Date, and (y) the fair market value of such acquired property (as determined by the Servicer), and (b) the aggregate fair market value (as determined by the Servicer) of all of the assets of the Trust Fund, plus, in the case of both clause (a) and (b), an amount sufficient to reimburse Certificateholders for any shortfall in interest due thereto in respect of prior Distribution Dates. Notwithstanding the foregoing, the Servicer's option shall not be exercisable if there will not be distributed to the holders of each outstanding Class of 1996-1 Regular Certificates an amount equal to the respective Certificate Balances of such

Certificates together with any shortfall in interest due on such Certificates in respect of prior Distribution Dates and one month's interest at the applicable Pass-Through Rates on such unpaid Certificate Balances (collectively, the "Minimum Termination Amount").

TERMINATION OF THE AGREEMENT

    The Agreement will terminate upon the last action required to be taken by the Trustee on the final Distribution Date following the earlier of (i) the sale in a Termination Auction of all Contracts and all other property acquired in respect of any Contract remaining in the Trust Fund as described above under "-- Termination Auction," (ii) the purchase by the Servicer of all Contracts and all property acquired in respect of any Contract remaining in the Trust Fund as described above under "-- Optional Termination" or (iii) the final payment or other liquidation (or any advance with respect thereto) of the last Contract remaining in the Trust Fund or the disposition of all property acquired upon repossession of any Manufactured Home.

    Upon presentation and surrender of the Series 1996-1 Regular Certificates, the Trustee shall cause to be distributed, to the extent of funds available, to such Certificateholders on the final Distribution Date in proportion to their respective Percentage Interests the amount distributable thereon in the applicable order of priority specified under "-- Distributions" above. If the Agreement is then being terminated, any amount which remains on deposit in the Certificate Account (other than amounts retained to meet claims) after distribution to the holders of the Series 1996-1 Regular Certificates will be distributed to the Class R Certificateholders.

COLLECTION AND OTHER SERVICING PROCEDURES

    The Servicer will administer, service and make collections on the Contracts, exercising the degree of care that the Servicer exercises with respect to similar contracts serviced by the Servicer.

    Subject to the requirements of applicable law, the Servicer will be required to commence repossession and other realization procedures with respect to any defaulted Contract promptly after the Servicer determines that such Contract will not be brought current. The Servicer may rescind, cancel or make material modifications of the terms of a Contract (including modifying the amounts and Due Dates of Scheduled Payments) in connection with a default or imminent default thereunder.

SERVICING COMPENSATION; CERTAIN OTHER MATTERS REGARDING THE SERVICER

    For its servicing of the Contracts, the Servicer will be entitled to receive a monthly servicing fee equal to the product of one-twelfth of 1.00% and the Pool Scheduled Principal Balance for the related Distribution Date (the "Monthly Servicing Fee"), whether or not the related Scheduled Payments on the Contracts are received. The Available Distribution Amount will be net of the Monthly Servicing Fee. See "-- Payments on the Contracts; Certificate Account" above.

    As part of its servicing fees, the Servicer will also be entitled to retain, as compensation for the additional services provided in connection therewith, any fees for late payments made by Obligors, extension fees paid by Obligors for the extension of scheduled payments and assumption fees for permitted assumptions of Contracts by purchasers of the related Manufactured Homes.

THE TRUSTEE

    The First National Bank of Chicago (the "Trustee") has its corporate trust offices at One First National Plaza, Chicago, Illinois 60670-0126. The Trustee may resign at any time, in which event the Sellers will be obligated to appoint a successor Trustee. The Sellers may also remove the Trustee if the Trustee ceases to be eligible to continue as such under the Agreement or if the Trustee becomes insolvent. In such circumstances, the Sellers will also be obligated to appoint a successor Trustee. Any resignation or removal of the Trustee and appointment of a successor Trustee will not become effective until acceptance of the appointment by the successor Trustee.

    The Agreement requires the Trustee to maintain, at its own expense, an office or agency in New York City or Chicago where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee and the certificate registrar in respect of the Certificates pursuant to the Agreement may be served.

    The Trustee, or any of its affiliates, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights as it would have if it were not Trustee.

    The Trustee will also act as paying agent, certificate registrar and authenticating agent under the Agreement.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    Upon the issuance of the Offered Certificates, Morrison & Foerster LLP, special counsel to Bank of America and BankAmerica Housing Services, will deliver its opinion that, assuming (i) the making of appropriate elections, (ii) compliance with applicable changes in the Code, including Sections 860A through 860G of the Code (the "REMIC Provisions"), and related Treasury regulations, and
(iii) compliance by the Sellers, the Servicer and the Trustee with all of the provisions of the related Agreement, the Trust Fund will qualify, for federal income tax purposes, as a "real estate mortgage investment conduit" (a "REMIC") within the meaning of the REMIC Provisions, and (i) the Offered Certificates, together with the Class B-2 Certificates, evidence the "regular interests" in such REMIC and (ii) the Class R Certificates is the sole class of "residual interests" in such REMIC, respectively, each within the meaning of the REMIC Provisions in effect on the date hereof.

    The following general discussion of the anticipated federal income tax consequences of the purchase, ownership and disposition of Offered Certificates, to the extent it relates to matters of law or legal conclusions with respect thereto, represents the opinion of Morrison & Foerster LLP, special counsel to Bank of America and BankAmerica Housing Services, subject to the qualifications set forth herein. In addition, Morrison & Foerster LLP, special counsel to Bank of America and BankAmerica Housing Services, has prepared or reviewed the statements in this Prospectus Supplement under the heading "Certain Federal Income Tax Consequences," and is of the opinion that such statements are correct in all material respects. Such statements are intended as an explanatory discussion of the possible effects of the classification of the Trust Fund as a REMIC for federal income tax purposes on investors generally and of related tax matters affecting investors generally, but do not purport to furnish information in the level of detail or with the attention to an investor's specific tax circumstances that would be provided by an investor's own tax advisor. Accordingly, each investor is advised to consult its own tax advisors with regard to the tax consequences to it of investing in the Offered Certificates.

    The Offered Certificates will be Regular Certificates (as defined in the Prospectus under "Certain Federal Income Tax Consequences -- REMIC Certificates"). Generally, the Offered Certificates will be treated as debt instruments for federal income tax purposes with payment terms equivalent to the terms of the Offered Certificates. Holders of Offered Certificates will be required to report income with respect to such Offered Certificates under an accrual method, regardless of their normal tax accounting method.

    The Offered Certificates, depending on their respective issue prices, may be issued with original issue discount ("OID") for federal income tax purposes.

    The Offered Certificates will be treated as regular interests in a REMIC under Section 860G of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Offered Certificates will be treated as (i) qualifying real property loans within the meaning of Section 593(d)(1) of the Code, (ii) assets described in Section 7701(a)(19)(C) of the Code and (iii) "real estate assets" within the meaning of Section 856(c)(5) of the Code, in each case to the extent described in the Prospectus. Interest on the Offered Certificates will be treated as interest on obligations secured by mortgages on real property within the meaning of Section 856(c)(B) of the Code to the same extent that the Offered Certificates are treated as real estate assets.

    If an Offered Certificate is sold, exchanged, redeemed or retired, the seller of such Certificate will recognize gain or loss equal to the difference between the amount realized on the sale, exchange, redemption, or retirement and such seller's adjusted basis in the Offered Certificate. Such adjusted basis generally will equal the cost of the Offered Certificate to the seller, increased by any OID and market discount included in the seller's gross income with respect to the Offered Certificate, and reduced (but not below zero) by payments included in the stated redemption price at maturity previously received by the seller and by any amortized premium. Similarly, a holder who receives a payment that is part of the stated redemption price at maturity of an Offered Certificate will recognize gain equal to the excess, if any, of the amount of the payment over the holder's adjusted basis in the Offered Certificate. An Offered Certificateholder who receives a final payment that is less than the holder's adjusted basis in the Offered Certificate will generally recognize a loss. Except as provided in the following paragraph, any such gain will be and any such loss may be capital gain or loss, provided that the Offered Certificate is held as a "capital asset" (generally, property held for investment) within the meaning of Code Section 1221.

    Gain from the sale or other disposition of an Offered Certificate that might otherwise be a capital gain will be treated as ordinary income to the extent that such gain does not exceed the excess, if any, of (i) the amount that would have been includible in such holder's income with respect to the Offered Certificate had income accrued thereon at a rate equal to 110% of the applicable federal rate as defined in Code Section 1274(d) determined as of the date of purchase of such Offered Certificate, over (ii) the amount actually includible in such holder's income.

    See "Certain Federal Income Tax Consequences" in the Prospectus.

                              ERISA CONSIDERATIONS

GENERAL

    The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), imposes certain restrictions on employee benefit plans that are subject to ERISA ("Plans") and on persons who are fiduciaries with respect to such Plans. See "ERISA Considerations" in the Prospectus.

    Prospective Plan investors should consult with their legal advisors concerning the impact of ERISA and the Code, the applicability of the Exemption (defined below) and other administrative exemptions under ERISA and the potential consequences in their specific circumstances, prior to making an investment in the Offered Certificates. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment prudence and diversification an investment in the Offered Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

SENIOR CERTIFICATES

    The Department of Labor ("DOL") has granted to Morgan Stanley & Co. Incorporated an administrative exemption (DOL Prohibited Transaction Exemption 90-24, Exemption Application No. D-8019, 55 Fed. Reg. 20548 (May 17, 1990) (Morgan Stanley & Co. Incorporated) (the "Exemption") from certain of the prohibited transaction rules of ERISA. The Exemption exempts from the prohibitions of Sections 406(a) and 407(a) of ERISA, and the related excise tax provisions of Section 4975 of the Code, the purchase, holding, and resale by Plans of pass-through certificates representing interests in trusts that hold assets consisting primarily of certain receivables, loans, and other obligations that meet the general conditions summarized below. The receivables covered by the Exemption include manufactured housing installment sales contracts and installment loan agreements secured by manufactured homes such as the Contracts. The Sellers believe that the Exemption will apply to the acquisition and holding of Senior Certificates by Plans and that all conditions of the Exemption other than those within the control of the investors have been or will be met.

    Among the general conditions which must be satisfied for the Exemption to apply to the acquisition, holding and resale by a Plan of the Senior Certificates are the following:

    (1) The acquisition of the Senior Certificates by a Plan is on terms (including the price for the Senior Certificates) that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party.

    (2) The rights and interests evidenced by the Senior Certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other Certificates of the Trust.

    (3) The Senior Certificates acquired by the Plan have received a rating at the time of such acquisition that is in one of the three highest generic rating categories from any of four named statistical rating organizations, including Moody's and Fitch.

    (4) The Trustee is not an affiliate of any of the Underwriters, Bank of America, BankAmerica Housing Services, SPFSC, any Obligor with respect to Contracts included in the Trust Fund constituting more than 5% of the aggregate unamortized principal balance of the assets in the Trust Fund, or any affiliate of such parties. (Such parties, and the Trustee and its affiliates, are sometimes referred to herein collectively as the "Restricted Group"). As of the date hereof, no Obligor with respect to Contracts included in the Trust Fund is an Obligor with respect to Contracts constituting more than 5% of the aggregate unamortized principal balance of the assets of the Trust Fund.

    (5) The sum of all payments made to and retained by the Underwriters in connection with the distribution of the Senior Certificates represents not more than reasonable compensation for underwriting the Senior Certificates. The sum of all payments made to and retained by the Sellers pursuant to the sale of the Contracts to the Trust Fund represents not more than the fair market value of such Contracts. The sum of all payments made to and retained by BankAmerica Housing Services represents not more than reasonable compensation for BankAmerica Housing Services' services under the Agreement and reimbursement of BankAmerica Housing Services' reasonable expenses in connection therewith.

    (6) The Plan is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act.

    In addition, the Exemption exempts from the prohibitions of Sections 406(a), 406(b) and 407(a) of ERISA, and the related excise tax provisions of Section 4975 of the Code, transactions undertaken in connection with the servicing, management and operation of such a trust pursuant to a binding pooling and servicing agreement, subject to the foregoing general conditions and to certain additional requirements. The Sellers believe that the Exemption will apply to such transactions undertaken with respect to the Trust Fund and the Contracts and that all conditions of the Exemption other than those within the control of the investors have been or will be met.

    The Exemption also exempts from the prohibition of Sections 406(b)(1) and 406(b)(2) of ERISA the related excise tax provisions of Section 4975 of the Code, the direct or indirect sale, exchange or transfer of Senior Certificates between either Seller or the Underwriters and a Plan when the person who has discretionary authority or renders investment advice with respect to the investment of the Plan's assets in the Senior Certificates (the "Fiduciary") is
(a) an obligor with respect to 5% or less of the fair market value of Contracts in the Trust Fund or (b) an affiliate of any such person, subject to the general conditions summarized above and to the following additional requirements:

    (1) No member of the Restricted Group is a sponsor of the Plan.

    (2) In connection with the initial issuance of Senior Certificates, at least 50% in Percentage Interests of each Class of such Senior Certificates is acquired by persons independent of the Restricted Group and at least 50% of the aggregate interest in the Trust Fund is acquired by persons independent of the Restricted Group.

    (3) The Plan's investment in each Class of Senior Certificates does not exceed 25% in Percentage Interests of any such Class of Certificates outstanding at the time of acquisition.

    (4) Immediately after the acquisition of the Senior Certificates, no more than 25% of the assets of the Plan with respect to which the Fiduciary has discretionary authority or renders investment advice are invested in certificates representing an interest in a trust containing assets sold or serviced by the same entity.

    This exemption also applies to the direct or indirect acquisition or disposition of Senior Certificates by a Plan in the secondary market, if certain conditions are met, and the continued holding of Senior Certificates acquired in initial or secondary markets.

    Before purchasing a Senior Certificate, a fiduciary of a Plan should make its own determination as to the availability of the exemptive relief provided in the Exemption or the availability of any other prohibited transaction exemptions, and whether the conditions of any such exemption will be applicable to the Certificate. Any fiduciary of a Plan considering whether to purchase a Senior Certificate should also carefully review with its own legal advisors the applicability of the fiduciary duty and prohibited transaction provisions of ERISA and the Code to such investment. See "ERISA Considerations" in the Prospectus.

CLASS A-7 AND CLASS B-1 CERTIFICATES

    A PLAN OR FIDUCIARY SHOULD NOT PURCHASE OR HOLD THE CLASS A-7 OR CLASS B-1 CERTIFICATES AS SUCH ACTIONS MAY GIVE RISE TO A TRANSACTION PROHIBITED UNDER ERISA OR SECTION 4975 OF THE CODE. SEE "ERISA CONSIDERATIONS" IN THE PROSPECTUS. BECAUSE THE CLASS A-7 AND CLASS B-1 CERTIFICATES DO NOT MEET THE REQUIREMENTS OF THE EXEMPTION, IT DOES NOT APPLY TO THEM.

    IN ADDITION, NO TRANSFER OF A CLASS A-7 OR CLASS B-1 CERTIFICATE SHALL BE REGISTERED UNLESS THE PROSPECTIVE TRANSFEREE PROVIDES THE TRUSTEE, THE SELLERS AND THE SERVICER WITH (A) A CERTIFICATION TO THE EFFECT THAT SUCH TRANSFEREE (1) IS NEITHER AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OR SECTION 407 OF ERISA, OR SECTION 4975 OF THE CODE, THE TRUSTEE OF ANY SUCH PLAN OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN AND (2) IF SUCH TRANSFEREE IS AN INSURANCE COMPANY, IT IS PURCHASING SUCH CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF THE PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60")) AND THAT THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER PTCE 95-60; OR (B) AN OPINION OF COUNSEL (A "BENEFIT PLAN OPINION") SATISFACTORY TO THE TRUSTEE, THE SELLERS AND THE SERVICER, AND UPON WHICH THE TRUSTEE, THE SELLERS AND THE SERVICER SHALL BE ENTITLED TO RELY, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF SUCH CLASS A-7 AND CLASS B-1 CERTIFICATE BY THE PROSPECTIVE TRANSFEREE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE PLAN ASSETS AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE SELLERS OR THE SERVICER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN BY SUCH ENTITIES IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE SELLERS OR THE SERVICER. CERTIFICATE OWNERS OF THE CLASS A-7 OR CLASS B-1 CERTIFICATES WILL BE DEEMED TO MAKE THE REPRESENTATIONS IN CLAUSES (1) AND (2).

                                    RATINGS

    It is a condition to the issuance of the Certificates that the Senior Certificates be rated "Aaa" by Moody's and "AAA" by Fitch, that the Class A-7 Certificates be rated at least "Aa3" by Moody's and "AA-" by Fitch and that the Class B-1 Certificates be rated at least "Baa2" by Moody's and "BBB" by Fitch. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. The security rating of the Offered Certificates should be evaluated independently of similar security ratings assigned to other kinds of securities.

    The ratings assigned by Moody's and Fitch to pass-through certificates address the likelihood of the receipt by the related certificateholders of their allocable share of principal and interest on the underlying assets. Moody's and Fitch ratings take into consideration the credit quality of the related underlying assets, any credit support arrangements, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such underlying assets is adequate to make payments required by such certificates. Moody's and Fitch ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the underlying assets or as to whether yield may be adversely affected as a result thereof. An explanation of the significance of such ratings may be obtained from Moody's Investors Service, Inc., 99 Church Street, New York, New York 10004, telephone (212) 553-0300, and Fitch Investors Service, L.P., One State Street Plaza, New York, New York 10004, telephone (212) 908-0500, respectively.

    The Sellers have not requested a rating on the Offered Certificates by any rating agency other than Moody's and Fitch. However, there can be no assurance as to whether any other rating agency will rate any or all of the Offered Certificates, or if it did, what rating would be assigned to the Offered Certificates by any such other rating agency. A rating on any or all of the Offered Certificates by certain other rating agencies, if assigned at all, may be lower than the rating assigned to such Certificates by Moody's and Fitch.

                                LEGAL INVESTMENT

    The Senior Certificates and Class A-7 Certificates at the time of issuance will qualify as "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA") and, as such, will constitute legal investments for certain types of investors to the extent provided in SMMEA. Such institutions should consult their own legal advisors in determining whether and to what extent the Senior Certificates constitute legal investments for such investors.

    Because the Class B-1 Certificates will not, at the time of issuance, be rated in one of the two highest rating categories of Moody's and Fitch the Class B-1 Certificates will not constitute "mortgage related securities" for purposes of SMMEA. Accordingly, many institutions with legal authority to invest in more highly rated securities based on first liens on residential manufactured homes may not be legally authorized to invest in the Class B-1 Certificates. No representation is made as to any regulatory requirements or considerations (including without limitation regulatory capital or permissible investment requirements) applicable to the purchase of the Class B-1 Certificates by banks, savings and loan associations or other financial institutions. Such institutions should consult their own legal advisors in determining whether and to what extent the Offered Certificates constitute legal investments for such investors. See "Legal Investment" in the Prospectus.

                             METHOD OF DISTRIBUTION

    Subject to the terms and conditions of the Underwriting Agreement dated May , 1996 (the "Underwriting Agreement"), the Sellers have agreed to sell, and each of BA Securities, Inc., Morgan Stanley and Co. Incorporated, and Greenwich Capital Markets, Inc. (the "Underwriters") has agreed, severally and not jointly, to purchase from the Sellers, the respective principal amounts of the Offered Certificates set forth below its name in the table below. BA Securities, Inc. is an affiliate of the Sellers.

                                                                    UNDERWRITERS
                              ----------------------------------------------------------------------------------------
                                BA SECURITIES,
PRINCIPAL AMOUNT OF --               INC.          MORGAN STANLEY & CO. INCORPORATED   GREENWICH CAPITAL MARKETS, INC.
- ----------------------------  ------------------  -----------------------------------  -------------------------------
Class A-1 Certificates......   $                           $                                  $
Class A-2 Certificates......   $                           $                                  $
Class A-3 Certificates......   $                           $                                  $
Class A-4 Certificates......   $                           $                                  $
Class A-5 Certificates......   $                           $                                  $
Class A-6 Certificates......   $                           $                                  $
Class A-7 Certificates......   $                           $                                  $
Class B-1 Certificates......   $                           $                                  $

    In the Underwriting Agreement, the Underwriters have agreed, subject to the terms and conditions set forth therein, to purchase all of the Offered Certificates if any Offered Certificates are purchased. In the event of default by an Underwriter, the Underwriting Agreement provides that, in certain circumstances, the Underwriting Agreement may be terminated.

    The Sellers have been advised by the Underwriters that they propose initially to offer the Offered Certificates to the public at the prices set forth herein, and to certain dealers at such prices less the initial concession not in excess of % of the Class A-1 Certificate Balance, % of the Class A-2 Certificate Balance, % of the Class A-3 Certificate Balance, % of the Class A-4 Certificate Balance, % of the Class A-5 Certificate Balance,
    % of the Class A-6 Certificate Balance, % of the Class A-7 Certificate Balance and % of the Class B-1 Certificate Balance. The Underwriters may allow dealers, and such dealers may reallow, a concession not in excess of %
of the  Class A-1  Certificate Balance,        % of  the Class  A-2  Certificate
Balance,       % of the Class  A-3 Certificate Balance,      %  of the Class A-4
Certificate Balance, % of the Class A-5 Certificate Balance, % of the Class A-6 Certificate Balance, % of the Class A-7 Certificate Balance and
    % of the Class B-1 Certificate Balance. After the initial public offering of the Offered Certificates, the public offering prices and such concessions may be changed.

    The Underwriting Agreement provides that the Sellers will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or contribute to payments the Underwriters may be required to make in respect thereof.

    This Prospectus Supplement may be used by BA Securities, Inc. in connection with offers and sales related to market making transactions in the Offered
Certificates. BA Securities, Inc. may act as principal or agent in such transactions. Such sales will be made at prices related to prevailing market prices at the time of the sale.

                                USE OF PROCEEDS

    Substantially all of the net proceeds to be received from the sale of the Offered Certificates will be used by the Sellers for general corporate purposes, including the payment of other expenses connected with pooling the Contracts and issuing the Offered Certificates.

                                 LEGAL MATTERS

    Certain legal matters relating to the Offered Certificates, including legal matters relating to material federal income tax consequences concerning the Offered Certificates, will be passed upon for the Sellers by Morrison & Foerster LLP, Irvine, California and for the Underwriters by Brown & Wood, New York, New York.

                        INDEX OF SIGNIFICANT DEFINITIONS

                                                                PAGE IN PROSPECTUS
                                                               SUPPLEMENT ON WHICH
TERM                                                           TERM IS DEFINED, S-
- ------------------------------------------------------------  ----------------------
Agreement...................................................          5, 43
Available Distribution Amount...............................          7, 48
Average Sixty-Day Delinquency Ratio.........................            53
Average Thirty-Day Delinquency Ratio........................            53
Bank of America.............................................           2, 4
BankAmerica Housing Services................................           2, 4
benefit plan opinion........................................            63
brokerage firm..............................................            48
Cede........................................................            20
Certificate Account.........................................            47
Certificate Owners..........................................          20, 44
Certificateholders..........................................          21, 43
Certificates................................................           2, 4
Class A-1 Certificate Balance...............................          15, 53
Class A-1 Certificates......................................            2
Class A-1 Interest Distribution Amount......................          10, 50
Class A-1 Pass-Through Rate.................................            5
Class A-2 Certificate Balance...............................          15, 53
Class A-2 Certificates......................................            2
Class A-2 Interest Distribution Amount......................          10, 50
Class A-2 Pass-Through Rate.................................            5
Class A-3 Certificate Balance...............................          15, 53
Class A-3 Certificates......................................            2
Class A-3 Interest Distribution Amount......................          11, 50
Class A-3 Pass-Through Rate.................................            5
Class A-4 Certificate Balance...............................          15, 53
Class A-4 Certificates......................................            2
Class A-4 Interest Distribution Amount......................          11, 50
Class A-4 Pass-Through Rate.................................            5
Class A-5 Certificate Balance...............................          15, 53
Class A-5 Certificates......................................            2
Class A-5 Interest Distribution Amount......................          11, 50
Class A-5 Pass-Through Rate.................................            5
Class A-6 Certificate Balance...............................          15, 53
Class A-6 Certificates......................................            2
Class A-6 Interest Distribution Amount......................          11, 50
Class A-6 Pass-Through Rate.................................            5
Class A-7 Certificate Balance...............................          15, 53
Class A-7 Certificates......................................            2
Class A-7 Interest Distribution Amount......................          11, 50
Class A-7 Pass-Through Rate.................................            5
Class A-7 Percentage........................................          12, 51
Class A-7 Principal Distribution Test.......................          12, 51
Class B Certificate Balance.................................          15, 53
Class B Certificates........................................            2
Class B Percentage..........................................          12, 51
Class B Principal Distribution Test.........................          13, 52
Class B-1 Certificate Balance...............................          15, 53

                                                                PAGE IN PROSPECTUS
                                                               SUPPLEMENT ON WHICH
TERM                                                           TERM IS DEFINED, S-
- ------------------------------------------------------------  ----------------------
Class B-1 Certificates......................................            2
Class B-1 Interest Distribution Amount......................          11, 50
Class B-1 Pass-Through Rate.................................            5
Class B-2 Certificate Balance...............................          15, 53
Class B-2 Certificates......................................            2
Class B-2 Interest Distribution Amount......................          11, 51
Class B-2 Pass-Through Rate.................................            5
Class R Certificates........................................            2
Clause X Amount.............................................          9, 50
Clause Y Amount.............................................          9, 50
Closing Date................................................            47
Code........................................................          21, 60
Collection Period...........................................            5
Contract File...............................................            45
Contract Pool...............................................           2, 6
Contract Rate...............................................            6
Contract Schedule...........................................            44
Contracts...................................................           2, 6
CPR.........................................................           A-1
Cumulative Realized Losses..................................            54
Current Realized Loss Ratio.................................            54
Cut-off Date................................................            4
Cut-off Date Pool Principal Balance.........................            4
Deficiency Event............................................          10, 50
Determination Date..........................................            48
Distribution Date...........................................          5, 44
DOL.........................................................            60
DTC.........................................................            20
Due Date....................................................            6
Eligible Institution........................................            47
Eligible Investments........................................            54
Eligible Substitute Contract................................            47
ERISA.......................................................          21, 61
Excess Contract Payment.....................................            48
Excess Interest.............................................            18
Exemption...................................................            61
Fiduciary...................................................            62
First Distribution Date.....................................            5
Formula Principal Distribution Amount.......................          14, 52
Initial Class A-1 Certificate Balance.......................            4
Initial Class A-2 Certificate Balance.......................            5
Initial Class A-3 Certificate Balance.......................            5
Initial Class A-4 Certificate Balance.......................            5
Initial Class A-5 Certificate Balance.......................            5
Initial Class A-6 Certificate Balance.......................            5
Initial Class A-7 Certificate Balance.......................            5
Initial Class B-1 Certificate Balance.......................            5
Initial Class B-2 Certificate Balance.......................            5
initial distribution........................................          9, 49
Legal Investment............................................          21, 64

                                                                PAGE IN PROSPECTUS
                                                               SUPPLEMENT ON WHICH
TERM                                                           TERM IS DEFINED, S-
- ------------------------------------------------------------  ----------------------
Liquidated Contract.........................................          15, 53
Liquidation Expenses........................................            48
Liquidation Proceeds........................................          15, 53
Manufactured Home...........................................            6
Minimum Termination Amount..................................            59
Monthly Advance.............................................          18, 56
Monthly Servicing Fee.......................................            59
Net Liquidation Proceeds....................................          18, 55
Nonrecoverable Advance......................................            56
Offered Certificates........................................           2, 4
OID.........................................................          21, 60
Optional Termination........................................          20, 58
Outstanding Amount Advanced.................................            56
Percentage Interest.........................................          7, 44
Plans.......................................................            61
Pool Scheduled Principal Balance............................            53
Prepayment Model............................................            35
Prospectus..................................................            2
PTCE 95-60..................................................            63
Rating......................................................          22, 63
Record Date.................................................          7, 44
REMIC.......................................................        2, 21, 60
REMIC Provisions............................................            60
Replaced Contract...........................................            47
Reserve Account.............................................          16, 54
Reserve Account Cap.........................................          16, 54
Reserve Account Draw Amount.................................          16, 54
Restricted Group............................................            62
Scheduled Principal Balance.................................          14, 53
Scheduled Principal Reduction Amount........................          14, 53
Senior Certificate Balance..................................          15, 53
Senior Certificates.........................................           2, 4
Senior Percentage...........................................            51
Series 1996-1 Regular Certificates..........................            4
Series 1996-1 Residual Certificates.........................            4
Servicer....................................................           2, 4
SMMEA.......................................................          21, 64
SPFSC.......................................................           2, 6
Subordinate Certificates....................................           2, 4
Termination Auction.........................................          20, 58
Total Regular Principal Amount..............................          14, 52
Trust Fund..................................................            2
Trustee.....................................................            4
Underwriters................................................          2, 64
Underwriting Agreement......................................            64
Value.......................................................            24
WAC.........................................................         34, A-1
WAM.........................................................            34

                                                                      APPENDIX A

                     PREPAYMENT EXPERIENCE OF CERTAIN POOLS

    Certain statistical information relating to the prepayment behavior of certain but not all pools of manufactured housing contracts sold by SPHSI and serviced by SPHSI and now BankAmerica Housing Services is set forth below in tabular form. These tables relate to 16 pools for which prepayment information is available covering a period of at least 18 months and which had an aggregate principal balance as of the first day of the month of sale of at least $100,000,000. In evaluating whether the data contained in these tables contain useful information with respect to the expected prepayment behavior of any particular contract pool, prospective Certificateholders should consider the following: neither BankAmerica Housing Services nor SPHSI has performed statistical analysis to determine whether the contracts to which such tables relate constitute a statistically significant sample of manufactured housing contracts for purposes of determining expected prepayment behavior. Furthermore, no assurance can be given that the Contracts in the Contract Pool will have characteristics similar to the contracts in any sold pool to which the following tables relate. FOR THESE REASONS, AND BECAUSE OF THE UNPREDICTABLE NATURE OF THE FACTORS DESCRIBED HEREIN AS INFLUENCING THE AMOUNT OF PREPAYMENTS OF MANUFACTURED HOUSING CONTRACTS, NO ASSURANCE CAN BE GIVEN THAT THE PREPAYMENT EXPERIENCE FOR THE CONTRACT POOL WITH AN AVERAGE AGE AS OF THE CUT-OFF DATE SIMILAR TO THE AVERAGE AGES (AS OF THE FIRST DAY OF THE MONTH OF SALE) OF THE POOLS TO WHICH THE TABLES RELATE WILL EXHIBIT PREPAYMENT BEHAVIOR SIMILAR TO THE BEHAVIOR SUMMARIZED IN SUCH TABLES FOR THE PERIODS COVERED BY SUCH TABLES.

    In addition to the foregoing, prospective Certificateholders should consider that the tables set forth below are limited in the periods which are covered thereby and thus cannot reflect the effects, if any, of aging on the prepayment behavior of manufactured housing contracts beyond the periods covered thereby.

    The following tables set forth, with respect to each pool, an initial aggregate principal balance (calculated as of the first day of the month of the sale), the decline in outstanding aggregate principal balance for each subsequent month (whether due to liquidations, scheduled principal payments, principal prepayments or repurchases), the constant prepayment rate ("CPR") for each such month and for the life of the pool through March 1996 (calculated as the annual rate of the decline in the outstanding aggregate principal balance due to liquidations, unscheduled principal prepayments and repurchases (but not scheduled principal payments) exhibited during such month or over the life of the pool) and the weighted average annual percentage rate ("WAC") of the contracts in each pool as of the first day of the month of the sale of each pool and the first day of every month thereafter up to and including March 1, 1996. The estimated average age of each pool as of the first day of the month of sale is listed in "Prepayment and Yield Considerations" herein.

 POOL #1        Aggregate
First Day       Contract
   of:           Balance        CPR     WAC
- ---------------------------------------------
  09/88       $ 106,635,430     N/A    13.44%
  10/88         106,201,722     2.7    13.44
  11/88         105,764,850     2.7    13.44
  12/88         105,152,199     4.7    13.44
  01/89         104,660,291     3.3    13.44
  02/89         104,091,429     4.2    13.44
  03/89         103,445,075     5.0    13.44
  04/89         102,783,943     5.2    13.44
  05/89         102,006,218     6.5    13.44
  06/89         101,202,860     6.9    13.44
  07/89         100,576,704     4.9    13.44
  08/89          99,620,002     8.6    13.44
  09/89          98,774,927     7.5    13.44
  10/89          97,806,739     8.9    13.44
  11/89          96,815,927     9.2    13.42
  12/89          96,086,905     6.3    13.39
  01/90          95,476,621     4.9    13.39
  02/90          94,636,378     7.6    13.33
  03/90          93,668,085     9.2    13.29
  04/90          92,707,003     9.2    13.28
  05/90          91,634,640    10.6    13.33
  06/90          90,875,008     6.9    13.36
  07/90          90,037,016     7.9    13.43
  08/90          89,168,747     8.4    13.43
  09/90          88,308,307     8.4    13.42
  10/90          87,454,888     8.3    13.43
  11/90          86,564,470     8.9    13.43
  12/90          85,741,658     8.1    13.43
  01/91          85,189,946     4.6    13.43
  02/91          84,553,254     5.7    13.41
  03/91          83,601,111     9.9    13.41
  04/91          82,936,157     6.2    13.41
  05/91          82,144,379     7.9    13.41
  06/91          81,332,690     8.3    13.41
  07/91          80,523,791     8.3    13.41
  08/91          79,711,554     8.4    13.42
  09/91          78,801,839     9.8    13.43
  10/91          77,982,326     8.7    13.42
  11/91          77,093,626     9.7    13.43
  12/91          76,207,108     9.8    13.43
  01/92          75,345,871     9.5    13.43
  02/92          74,530,579     8.9    13.43
  03/92          73,588,380    10.9    13.43
  04/92          72,589,761    11.8    13.43
  05/92          71,251,343    16.9    13.43
  06/92          70,404,838     9.9    13.43
  07/92          69,443,800    11.8    13.43

 POOL #1        Aggregate
First Day       Contract
   of:           Balance        CPR     WAC
- ---------------------------------------------
  08/92       $  68,607,048    10.0    13.43%
  09/92          67,575,407    13.2    13.43
  10/92          66,483,741    14.3    13.43
  11/92          65,592,220    11.3    13.43
  12/92          64,887,083     8.3    13.43
  01/93          64,144,305     9.1    13.43
  02/93          63,330,934    10.4    13.43
  03/93          62,562,742     9.7    13.42
  04/93          61,605,428    13.1    13.42
  05/93          60,822,804    10.2    13.42
  06/93          59,959,841    11.7    13.42
  07/93          59,268,795     8.8    13.42
  08/93          58,634,774     7.8    13.42
  09/93          57,643,912    14.4    13.42
  10/93          56,735,046    13.2    13.42
  11/93          55,811,083    13.7    13.42
  12/93          55,052,816    10.7    13.42
  01/94          54,112,035    14.4    13.42
  02/94          53,366,527    10.8    13.42
  03/94          52,513,547    13.1    13.42
  04/94          51,515,555    16.1    13.42
  05/94          50,684,703    13.1    13.42
  06/94          49,796,491    14.5    13.42
  07/94          48,866,042    15.6    13.42
  08/94          47,950,065    15.6    13.42
  09/94          47,250,212    11.1    13.42
  10/94          46,476,989    12.9    13.42
  11/94          45,715,769    12.8    13.42
  12/94          45,119,865     9.1    13.42
  01/95          44,633,046     6.5    13.42
  02/95          43,928,180    12.0    13.42
  03/95          43,217,716    12.3    13.42
  04/95          42,430,409    14.3    13.42
  05/95          41,784,571    11.0    13.42
  06/95          41,071,348    12.9    13.41
  07/95          40,306,580    14.5    13.41
  08/95          39,536,819    14.9    13.42
  09/95          38,835,332    13.3    13.41
  10/95          38,185,512    12.2    13.41
  11/95          37,522,999    12.7    13.41
  12/95          36,705,717    17.2    13.41
  01/96          36,097,353    11.6    13.41
  02/96          35,468,218    12.4    13.41
  03/96          34,879,172    11.4    13.41
- ----------                     -----
   LIFE                        10.1

 POOL #2        Aggregate
First Day       Contract
   of:           Balance        CPR     WAC
- ---------------------------------------------
  12/88       $ 104,666,978     N/A    13.35%
  01/89         104,330,298     1.8    13.35
  02/89         103,810,280     3.9    13.35
  03/89         103,401,842     2.6    13.35
  04/89         102,775,547     5.1    13.35
  05/89         102,177,092     4.8    13.35
  06/89         101,666,453     3.8    13.35
  07/89         100,901,916     6.7    13.35
  08/89         100,395,667     3.8    13.35
  09/89          99,608,204     7.0    13.35
  10/89          98,874,730     6.4    13.35
  11/89          98,029,122     7.7    13.39
  12/89          97,279,994     6.7    13.32
  01/90          96,621,368     5.6    13.33
  02/90          95,896,177     6.5    13.26
  03/90          95,138,920     6.9    13.21
  04/90          94,317,626     7.7    13.22
  05/90          93,550,175     7.1    13.25
  06/90          92,613,999     9.1    13.28
  07/90          91,869,593     6.9    13.35
  08/90          90,963,362     8.9    13.35
  09/90          90,196,945     7.3    13.35
  10/90          89,396,505     7.7    13.39
  11/90          88,378,224    10.5    13.34
  12/90          87,471,368     9.2    13.34
  01/91          86,704,347     7.5    13.34
  02/91          86,072,778     5.8    13.33
  03/91          85,099,245    10.3    13.33
  04/91          84,140,819    10.2    13.33
  05/91          83,161,608    10.6    13.33
  06/91          82,217,723    10.2    13.33
  07/91          81,613,927     5.7    13.33
  08/91          80,708,386     9.9    13.33
  09/91          79,472,342    14.3    13.34
  10/91          78,610,881     9.5    13.34
  11/91          77,740,763     9.7    13.34
  12/91          76,757,797    11.4    13.34
  01/92          75,979,811     8.6    13.34
  02/92          74,809,501    14.2    13.34
  03/92          73,712,124    13.4    13.34
  04/92          72,709,234    12.3    13.34
  05/92          71,425,353    16.4    13.34
  06/92          70,297,849    14.5    13.34
  07/92          69,387,110    11.4    13.34
  08/92          68,330,816    13.8    13.34
 POOL #2        Aggregate
First Day       Contract
   of:           Balance        CPR     WAC
- ---------------------------------------------
  09/92       $  67,518,195    10.2    13.34%
  10/92          66,769,514     9.3    13.34
  11/92          65,963,947    10.3    13.34
  12/92          65,005,420    12.9    13.34
  01/93          64,310,875     8.7    13.34
  02/93          63,484,944    11.0    13.34
  03/93          62,544,620    13.0    13.34
  04/93          61,862,758     8.8    13.34
  05/93          61,185,856     8.8    13.34
  06/93          60,372,378    11.3    13.34
  07/93          59,590,532    10.8    13.34
  08/93          58,856,333    10.1    13.34
  09/93          57,853,762    15.1    13.34
  10/93          56,806,065    16.1    13.33
  11/93          55,992,232    12.1    13.33
  12/93          54,961,935    16.3    13.33
  01/94          53,815,297    18.7    13.33
  02/94          53,036,952    12.1    13.33
  03/94          52,221,870    13.0    13.33
  04/94          51,164,117    18.0    13.33
  05/94          50,394,740    12.5    13.33
  06/94          49,654,167    12.1    13.33
  07/94          48,858,902    13.4    13.33
  08/94          48,161,176    11.5    13.33
  09/94          47,491,356    11.0    13.33
  10/94          46,766,762    12.4    13.33
  11/94          46,152,843    10.0    13.33
  12/94          45,280,418    16.1    13.33
  01/95          44,533,494    13.5    13.33
  02/95          43,959,276     9.5    13.33
  03/95          43,282,875    12.2    13.33
  04/95          42,463,257    15.8    13.33
  05/95          41,793,015    12.4    13.33
  06/95          41,303,763     7.9    13.33
  07/95          40,744,338     9.8    13.33
  08/95          40,071,772    13.0    13.33
  09/95          39,427,452    12.4    13.33
  10/95          38,689,666    15.1    13.33
  11/95          37,923,980    16.1    13.33
  12/95          37,277,415    13.2    13.33
  01/96          36,711,400    11.1    13.33
  02/96          35,986,657    15.8    13.33
  03/96          35,476,851     9.8    13.33
- ----------                     -----
   LIFE                        10.5

 POOL #3        Aggregate
First Day       Contract
   of:           Balance        CPR     WAC
- ---------------------------------------------
  05/89       $ 105,629,211     N/A    13.84%
  06/89         105,157,806     3.4    13.83
  07/89         104,449,414     6.0    13.84
  08/89         104,035,907     2.8    13.84
  09/89         103,421,633     5.0    13.84
  10/89         102,715,059     6.0    13.84
  11/89         101,850,511     7.8    13.82
  12/89         101,000,512     7.7    13.78
  01/90         100,292,376     6.2    13.78
  02/90          99,418,058     8.1    13.70
  03/90          98,590,905     7.6    13.69
  04/90          97,590,300     9.6    13.69
  05/90          96,616,013     9.4    13.74
  06/90          95,831,591     7.3    13.76
  07/90          95,129,841     6.4    13.84
  08/90          94,345,031     7.4    13.84
  09/90          93,421,578     9.1    13.84
  10/90          92,734,650     6.3    13.84
  11/90          91,452,930    13.4    13.84
  12/90          90,558,601     9.0    13.84
  01/91          89,868,276     6.5    13.84
  02/91          89,150,909     6.9    13.83
  03/91          88,428,541     7.0    13.83
  04/91          87,434,289    10.5    13.83
  05/91          86,579,315     8.8    13.83
  06/91          85,471,262    12.1    13.83
  07/91          84,669,743     8.3    13.83
  08/91          83,770,685     9.6    13.83
  09/91          82,726,334    11.6    13.83
  10/91          81,925,060     8.5    13.83
  11/91          80,829,874    12.5    13.83
  12/91          79,895,967    10.5    13.83
  01/92          79,119,830     8.5    13.84
  02/92          77,864,286    15.0    13.84
  03/92          76,806,834    12.6    13.84
  04/92          75,286,351    19.0    13.84
  05/92          74,034,161    15.7    13.84
  06/92          72,963,816    13.4    13.84
  07/92          71,968,846    12.5    13.84
  08/92          71,102,403    10.8    13.84
  09/92          70,161,360    12.0    13.84
  10/92          69,135,125    13.4    13.84
  11/92          68,192,969    12.3    13.84
 POOL #3        Aggregate
First Day       Contract
   of:           Balance        CPR     WAC
- ---------------------------------------------
  12/92       $  67,011,839    16.2    13.84%
  01/93          66,083,484    12.5    13.84
  02/93          65,343,612     9.6    13.84
  03/93          64,587,266    10.0    13.84
  04/93          63,760,282    11.2    13.84
  05/93          62,801,496    13.6    13.84
  06/93          61,686,051    16.4    13.84
  07/93          60,641,871    15.5    13.84
  08/93          59,831,242    11.7    13.84
  09/93          58,998,145    12.2    13.84
  10/93          58,159,362    12.5    13.84
  11/93          57,050,005    17.5    13.84
  12/93          56,028,888    16.2    13.84
  01/94          55,073,189    15.3    13.84
  02/94          54,323,595    11.6    13.84
  03/94          53,406,901    15.0    13.84
  04/94          52,497,348    15.1    13.84
  05/94          51,691,204    13.3    13.84
  06/94          50,793,430    15.4    13.84
  07/94          49,951,027    14.5    13.83
  08/94          49,201,140    12.8    13.83
  09/94          48,401,019    14.0    13.83
  10/94          47,486,896    16.7    13.83
  11/94          46,593,213    16.6    13.83
  12/94          45,829,015    14.0    13.83
  01/95          45,290,381     8.9    13.83
  02/95          44,701,649    10.2    13.83
  03/95          44,038,216    12.2    13.83
  04/95          43,269,294    14.8    13.83
  05/95          42,613,381    12.4    13.83
  06/95          41,791,324    16.6    13.83
  07/95          41,032,117    15.4    13.83
  08/95          40,311,753    14.7    13.83
  09/95          39,644,712    13.5    13.83
  10/95          38,929,489    15.0    13.83
  11/95          38,233,104    14.8    13.83
  12/95          37,561,000    14.4    13.83
  01/96          36,829,412    16.3    13.83
  02/96          36,341,838     9.6    13.83
  03/96          35,618,875    16.5    13.83
- ----------                     -----
   LIFE                        11.7

 POOL #4        Aggregate
First Day       Contract
   of:           Balance        CPR     WAC
- ---------------------------------------------
  09/89       $ 125,140,010     N/A    13.10%
  10/89         124,471,167     4.3    13.10
  11/89         123,799,250     4.3    13.00
  12/89         123,034,059     5.2    12.99
  01/90         122,377,544     4.2    12.99
  02/90         121,735,704     4.1    12.96
  03/90         121,071,849     4.3    12.94
  04/90         120,142,817     6.8    12.91
  05/90         119,342,906     5.6    12.93
  06/90         118,166,370     9.2    13.01
  07/90         117,403,815     5.3    13.01
  08/90         116,232,187     9.2    13.02
  09/90         115,251,907     7.5    13.02
  10/90         114,288,398     7.4    13.02
  11/90         113,469,274     6.0    13.02
  12/90         112,667,389     5.9    13.02
  01/91         112,038,416     4.1    13.01
  02/91         110,905,125     9.2    13.00
  03/91         110,067,701     6.3    12.99
  04/91         109,143,179     7.3    12.99
  05/91         107,675,157    12.7    12.99
  06/91         106,549,929     9.5    13.00
  07/91         105,670,799     7.0    13.01
  08/91         104,755,611     7.4    13.01
  09/91         103,621,996     9.8    13.02
  10/91         102,627,500     8.4    13.02
  11/91         101,612,768     8.7    13.02
  12/91         100,681,978     7.8    13.02
  01/92          99,553,749    10.1    13.02
  02/92          98,359,570    10.9    13.02
  03/92          96,747,080    15.5    13.02
  04/92          95,591,531    10.8    13.02
  05/92          94,470,670    10.5    13.02
  06/92          93,397,640    10.0    13.02
  07/92          92,077,621    13.0    13.02
  08/92          90,799,327    12.7    13.02
  09/92          89,873,995     8.6    13.02
  10/92          88,575,791    13.2    13.02
  11/92          87,549,394    10.1    13.02
  12/92          86,430,545    11.4    13.02
  01/93          85,397,442    10.4    13.02
 POOL #4        Aggregate
First Day       Contract
   of:           Balance        CPR     WAC
- ---------------------------------------------
  02/93       $  84,314,640    11.2    13.03%
  03/93          83,293,579    10.5    13.02
  04/93          82,153,822    12.2    13.03
  05/93          81,214,243     9.7    13.03
  06/93          80,274,299     9.8    13.03
  07/93          78,875,479    15.9    13.03
  08/93          77,793,520    12.0    13.03
  09/93          76,279,861    17.9    13.03
  10/93          75,093,767    13.9    13.03
  11/93          74,046,313    12.1    13.03
  12/93          72,684,505    16.7    13.03
  01/94          71,687,070    11.8    13.03
  02/94          70,576,819    13.6    13.03
  03/94          69,616,416    11.5    13.03
  04/94          68,014,236    21.1    13.03
  05/94          67,002,763    12.8    13.03
  06/94          65,898,474    14.4    13.03
  07/94          64,928,853    12.5    13.03
  08/94          64,006,461    11.9    13.03
  09/94          63,068,421    12.3    13.03
  10/94          62,281,019     9.9    13.03
  11/94          61,585,838     8.4    13.03
  12/94          60,944,270     7.5    13.03
  01/95          60,280,015     8.0    13.03
  02/95          59,520,146     9.8    13.03
  03/95          58,819,732     8.8    13.03
  04/95          57,870,299    13.5    13.03
  05/95          57,120,918    10.0    13.03
  06/95          56,053,562    16.0    13.03
  07/95          55,133,823    13.6    13.03
  08/95          54,272,712    12.7    13.03
  09/95          53,265,620    15.7    13.03
  10/95          52,363,381    13.9    13.03
  11/95          51,477,181    13.8    13.03
  12/95          50,520,676    15.5    13.04
  01/96          49,804,294    10.7    13.04
  02/96          48,915,358    14.6    13.04
  03/96          48,301,839     8.8    13.04
- ----------                     -----
   LIFE                        10.4

 POOL #5        Aggregate
First Day       Contract
   of:           Balance        CPR     WAC
- ---------------------------------------------
  11/89       $ 105,106,711     N/A    13.14%
  12/89         104,517,728     4.8    13.14
  01/90         104,076,365     3.2    13.14
  02/90         103,509,134     4.6    13.14
  03/90         102,964,215     4.3    13.14
  04/90         102,478,673     3.7    13.14
  05/90         101,818,565     5.6    13.14
  06/90         101,239,231     4.7    13.15
  07/90         100,775,509     3.4    13.15
  08/90         100,220,378     4.5    13.15
  09/90          99,612,196     5.1    13.15
  10/90          99,070,842     4.3    13.15
  11/90          98,459,378     5.2    13.15
  12/90          97,805,060     5.7    13.15
  01/91          97,011,555     7.3    13.15
  02/91          96,396,979     5.3    13.14
  03/91          95,799,871     5.1    13.14
  04/91          94,954,333     8.0    13.14
  05/91          94,166,145     7.4    13.14
  06/91          93,205,981     9.5    13.14
  07/91          92,256,052     9.5    13.14
  08/91          91,380,706     8.7    13.14
  09/91          90,327,468    10.9    13.14
  10/91          89,362,996     9.9    13.14
  11/91          88,598,988     7.5    13.14
  12/91          87,646,774     9.9    13.14
  01/92          86,806,659     8.6    13.14
  02/92          86,086,172     7.2    13.15
  03/92          85,082,556    10.8    13.14
  04/92          83,794,966    14.5    13.14
  05/92          82,612,786    13.4    13.14
  06/92          81,682,610    10.3    13.14
  07/92          80,681,989    11.3    13.14
  08/92          79,473,890    14.2    13.15
  09/92          78,510,744    11.1    13.14
  10/92          77,315,115    14.4    13.14
  11/92          76,503,081     9.3    13.14
  12/92          75,694,206     9.3    13.14
  01/93          74,720,143    11.8    13.14
  02/93          73,882,219    10.0    13.14
 POOL #5        Aggregate
First Day       Contract
   of:           Balance        CPR     WAC
- ---------------------------------------------
  03/93       $  73,005,059    10.7    13.14%
  04/93          72,179,402    10.0    13.14
  05/93          71,203,262    12.4    13.14
  06/93          70,214,144    12.7    13.14
  07/93          69,114,022    14.5    13.14
  08/93          68,209,547    11.8    13.14
  09/93          67,138,882    14.5    13.14
  10/93          65,801,810    18.8    13.14
  11/93          64,771,906    14.4    13.14
  12/93          63,687,205    15.5    13.14
  01/94          62,646,848    15.0    13.14
  02/94          61,578,724    15.7    13.13
  03/94          60,421,042    17.4    13.14
  04/94          59,345,557    16.4    13.14
  05/94          58,186,466    18.1    13.14
  06/94          57,108,833    17.0    13.14
  07/94          56,243,373    13.5    13.14
  08/94          55,303,971    15.1    13.14
  09/94          54,358,920    15.4    13.14
  10/94          53,505,339    13.9    13.14
  11/94          52,700,174    13.2    13.14
  12/94          51,828,682    14.7    13.14
  01/95          51,252,887     8.8    13.14
  02/95          50,659,055     9.3    13.15
  03/95          49,899,965    12.9    13.14
  04/95          49,064,499    14.7    13.14
  05/95          48,479,215     9.5    13.14
  06/95          47,911,058     9.2    13.14
  07/95          47,357,741     9.0    13.14
  08/95          46,584,787    14.1    13.14
  09/95          45,877,427    12.8    13.14
  10/95          45,064,141    15.4    13.14
  11/95          44,238,482    16.0    13.14
  12/95          43,599,931    11.8    13.14
  01/96          43,000,284    11.0    13.14
  02/96          42,185,475    16.4    13.14
  03/96          41,435,453    15.1    13.14
- ----------                     -----
   LIFE                        10.9

 POOL #6        Aggregate
First Day       Contract
   of:           Balance        CPR     WAC
- ---------------------------------------------
  03/90       $ 140,369,133     N/A    13.48%
  04/90         139,307,289     6.9    13.48
  05/90         138,542,319     4.5    13.48
  06/90         137,744,173     4.8    13.48
  07/90         136,722,016     6.7    13.48
  08/90         135,891,876     5.1    13.48
  09/90         135,067,275     5.1    13.48
  10/90         134,138,159     6.0    13.48
  11/90         133,001,662     7.8    13.48
  12/90         131,784,864     8.5    13.48
  01/91         131,092,482     4.1    13.48
  02/91         130,139,214     6.4    13.48
  03/91         129,057,536     7.5    13.47
  04/91         127,953,575     7.7    13.47
  05/91         126,139,620    13.8    13.47
  06/91         124,843,063     9.6    13.47
  07/91         123,577,533     9.4    13.47
  08/91         122,149,158    10.9    13.47
  09/91         120,890,366     9.5    13.47
  10/91         119,938,520     6.8    13.47
  11/91         118,791,159     8.7    13.47
  12/91         117,478,073    10.3    13.47
  01/92         116,164,302    10.4    13.47
  02/92         114,876,803    10.2    13.47
  03/92         113,322,858    12.8    13.47
  04/92         111,660,646    14.0    13.47
  05/92         109,951,389    14.6    13.47
  06/92         108,852,303     8.9    13.47
  07/92         107,335,788    13.1    13.47
  08/92         105,990,750    11.6    13.47
  09/92         105,134,707     6.7    13.47
  10/92         103,743,190    12.3    13.47
  11/92         102,356,180    12.4    13.47
  12/92         100,937,484    12.9    13.47
  01/93          99,646,666    11.7    13.47
  02/93          98,540,784     9.8    13.47
  03/93          97,204,553    12.5    13.47
  04/93          96,033,841    10.8    13.47
 POOL #6        Aggregate
First Day       Contract
   of:           Balance        CPR     WAC
- ---------------------------------------------
  05/93       $  94,857,002    11.0    13.47%
  06/93          93,319,340    15.1    13.47
  07/93          92,012,794    12.8    13.47
  08/93          90,777,159    12.1    13.47
  09/93          89,562,026    12.0    13.47
  10/93          88,236,495    13.5    13.47
  11/93          86,910,996    13.7    13.47
  12/93          85,357,787    16.6    13.46
  01/94          83,926,688    15.4    13.46
  02/94          82,693,586    13.2    13.46
  03/94          81,224,465    16.4    13.46
  04/94          79,694,386    17.4    13.46
  05/94          78,422,900    14.4    13.46
  06/94          77,139,889    14.8    13.46
  07/94          75,979,467    13.4    13.46
  08/94          74,720,564    14.9    13.45
  09/94          73,435,334    15.5    13.45
  10/94          72,578,320     9.6    13.45
  11/94          71,426,658    14.0    13.45
  12/94          70,209,233    15.2    13.46
  01/95          69,167,297    12.9    13.45
  02/95          68,242,609    11.2    13.45
  03/95          67,269,839    12.1    13.45
  04/95          66,081,386    15.6    13.45
  05/95          64,939,442    15.2    13.45
  06/95          63,994,901    12.3    13.45
  07/95          62,862,213    15.5    13.45
  08/95          62,017,301    10.9    13.45
  09/95          60,947,531    14.9    13.45
  10/95          60,091,935    11.5    13.44
  11/95          59,059,181    14.7    13.45
  12/95          58,180,727    12.2    13.44
  01/96          57,238,958    13.6    13.45
  02/96          56,241,441    14.8    13.45
  03/96          55,328,873    13.5    13.45
- ----------                     -----
   LIFE                        11.6

 POOL #7        Aggregate
First Day       Contract
   of:           Balance        CPR     WAC
- ---------------------------------------------
  06/90       $ 149,153,886     N/A    13.61%
  07/90         148,147,890     6.1    13.61
  08/90         147,299,392     4.9    13.61
  09/90         146,642,210     3.4    13.61
  10/90         145,900,449     4.1    13.61
  11/90         145,013,229     5.2    13.61
  12/90         144,298,570     3.9    13.61
  01/91         143,564,389     4.0    13.61
  02/91         142,626,509     5.7    13.61
  03/91         141,652,613     6.0    13.60
  04/91         140,727,422     5.6    13.60
  05/91         139,455,466     8.4    13.59
  06/91         137,973,804    10.1    13.59
  07/91         136,631,272     9.1    13.59
  08/91         135,390,424     8.4    13.60
  09/91         134,136,651     8.5    13.60
  10/91         132,822,133     9.1    13.60
  11/91         131,243,842    11.4    13.60
  12/91         129,962,591     9.0    13.60
  01/92         128,477,670    10.8    13.60
  02/92         127,096,263    10.1    13.61
  03/92         125,467,921    12.2    13.61
  04/92         123,779,177    12.9    13.61
  05/92         122,190,897    12.2    13.60
  06/92         120,734,785    11.2    13.60
  07/92         119,348,875    10.7    13.60
  08/92         117,877,485    11.6    13.60
  09/92         116,679,776     9.2    13.60
  10/92         115,237,297    11.6    13.60
  11/92         113,768,483    11.9    13.60
  12/92         112,474,388    10.4    13.60
  01/93         110,900,600    13.2    13.60
  02/93         109,854,660     8.2    13.60
  03/93         108,798,886     8.4    13.60
  04/93         107,497,617    10.9    13.60
  05/93         105,862,028    14.3    13.60
 POOL #7        Aggregate
First Day       Contract
   of:           Balance        CPR     WAC
- ---------------------------------------------
  06/93       $ 103,972,722    17.0    13.60%
  07/93         102,567,231    12.5    13.60
  08/93         101,020,234    14.1    13.60
  09/93          99,598,027    13.0    13.60
  10/93          97,854,883    16.5    13.60
  11/93          96,342,616    14.4    13.60
  12/93          94,571,341    17.4    13.60
  01/94          93,155,574    13.8    13.60
  02/94          92,154,899     9.2    13.60
  03/94          90,898,988    12.3    13.60
  04/94          89,135,591    18.2    13.60
  05/94          87,718,590    14.6    13.60
  06/94          86,299,579    14.9    13.60
  07/94          84,518,698    19.3    13.60
  08/94          83,240,668    13.7    13.60
  09/94          81,880,315    14.9    13.60
  10/94          80,471,804    15.7    13.60
  11/94          79,340,802    12.4    13.60
  12/94          78,110,503    13.9    13.59
  01/95          77,027,559    12.1    13.60
  02/95          75,889,218    13.0    13.60
  03/95          74,648,956    14.6    13.59
  04/95          73,583,436    12.4    13.59
  05/95          72,632,050    10.9    13.59
  06/95          71,450,336    14.4    13.59
  07/95          70,322,148    13.8    13.59
  08/95          69,060,840    16.0    13.59
  09/95          67,850,659    15.5    13.59
  10/95          66,777,237    13.7    13.59
  11/95          65,660,892    14.6    13.59
  12/95          64,640,584    13.3    13.59
  01/96          63,793,128    10.6    13.58
  02/96          62,835,707    12.6    13.58
  03/96          62,079,297     9.3    13.58
- ----------                     -----
   LIFE                        11.5

 POOL #8        Aggregate
First Day       Contract
   of:           Balance        CPR     WAC
- ---------------------------------------------
  09/90       $ 176,504,848     N/A    13.79%
  10/90         175,563,611     4.4    13.79
  11/90         174,653,919     4.2    13.79
  12/90         173,862,457     3.4    13.79
  01/91         173,210,915     2.5    13.79
  02/91         172,095,188     5.6    13.78
  03/91         171,027,106     5.3    13.77
  04/91         170,149,446     4.0    13.77
  05/91         168,946,209     6.2    13.78
  06/91         167,474,918     8.0    13.78
  07/91         166,258,643     6.4    13.78
  08/91         164,571,129     9.6    13.79
  09/91         162,908,428     9.5    13.79
  10/91         161,480,582     8.0    13.79
  11/91         160,134,796     7.5    13.79
  12/91         158,828,431     7.3    13.79
  01/92         157,286,760     9.0    13.79
  02/92         155,814,361     8.6    13.79
  03/92         153,706,875    13.0    13.79
  04/92         152,175,234     9.2    13.79
  05/92         149,801,555    15.1    13.79
  06/92         148,032,049    11.1    13.79
  07/92         146,294,304    11.0    13.79
  08/92         144,743,720     9.7    13.79
  09/92         142,934,547    11.8    13.79
  10/92         140,889,684    13.7    13.79
  11/92         139,288,967    10.5    13.79
  12/92         137,490,727    12.1    13.79
  01/93         135,475,334    13.9    13.79
  02/93         133,749,503    11.9    13.79
  03/93         132,419,593     8.8    13.79
  04/93         130,716,971    11.9    13.79
  05/93         128,792,763    13.9    13.79
  06/93         127,116,113    12.0    13.79
  07/93         125,281,404    13.5    13.79
 POOL #8        Aggregate
First Day       Contract
   of:           Balance        CPR     WAC
- ---------------------------------------------
  08/93       $ 123,730,333    11.3    13.79%
  09/93         122,003,942    12.9    13.79
  10/93         120,047,166    15.1    13.79
  11/93         118,265,768    13.8    13.79
  12/93         116,472,314    14.1    13.79
  01/94         114,510,764    15.8    13.79
  02/94         112,800,855    13.8    13.79
  03/94         110,905,944    15.7    13.79
  04/94         108,922,479    16.7    13.79
  05/94         106,912,326    17.3    13.79
  06/94         104,687,780    19.6    13.79
  07/94         102,734,881    17.4    13.79
  08/94         101,166,637    13.9    13.79
  09/94          99,623,724    13.8    13.79
  10/94          98,031,349    14.5    13.78
  11/94          96,426,111    14.9    13.78
  12/94          95,068,634    12.4    13.78
  01/95          93,727,295    12.4    13.78
  02/95          92,464,966    11.7    13.78
  03/95          91,226,065    11.5    13.78
  04/95          89,497,205    17.3    13.78
  05/95          88,141,711    13.3    13.78
  06/95          86,461,828    17.3    13.78
  07/95          84,959,266    15.5    13.78
  08/95          83,346,363    17.1    13.78
  09/95          81,675,846    18.1    13.78
  10/95          80,253,040    15.4    13.78
  11/95          78,850,249    15.4    13.78
  12/95          77,500,394    15.0    13.78
  01/96          76,325,792    12.9    13.78
  02/96          74,928,630    16.1    13.78
  03/96          73,835,927    12.1    13.78
- ----------                     -----
   LIFE                        12.0

 POOL #9        Aggregate
First Day       Contract
   of:           Balance        CPR     WAC
- ---------------------------------------------
  12/90       $ 176,277,296     N/A    13.69%
  01/91         175,445,175     3.8    13.69
  02/91         174,698,830     3.2    13.68
  03/91         173,886,282     3.7    13.67
  04/91         172,531,627     7.2    13.67
  05/91         171,439,177     5.5    13.67
  06/91         170,324,184     5.7    13.68
  07/91         168,770,421     8.6    13.68
  08/91         167,384,694     7.6    13.68
  09/91         166,213,224     6.2    13.68
  10/91         164,814,057     7.8    13.68
  11/91         163,278,460     8.8    13.68
  12/91         161,716,906     9.0    13.68
  01/92         160,149,306     9.1    13.68
  02/92         158,588,724     9.2    13.68
  03/92         156,853,052    10.4    13.68
  04/92         154,429,786    15.2    13.68
  05/92         152,494,175    12.1    13.68
  06/92         150,912,507     9.7    13.68
  07/92         148,537,910    15.4    13.69
  08/92         146,469,356    13.5    13.70
  09/92         145,222,234     7.6    13.70
  10/92         143,317,723    12.6    13.71
  11/92         141,055,124    15.4    13.71
  12/92         139,065,155    13.6    13.71
  01/93         136,895,954    15.1    13.71
  02/93         135,255,995    11.3    13.71
  03/93         133,599,810    11.5    13.71
  04/93         131,798,110    12.8    13.71
  05/93         129,839,022    14.2    13.71
  06/93         128,320,101    10.8    13.71
  07/93         126,287,126    15.2    13.72
  08/93         124,332,891    14.8    13.74
 POOL #9        Aggregate
First Day       Contract
   of:           Balance        CPR     WAC
- ---------------------------------------------
  09/93       $ 122,001,975    18.1    13.76%
  10/93         119,575,308    19.2    13.77
  11/93         117,463,494    16.9    13.79
  12/93         115,386,610    16.9    13.81
  01/94         112,815,272    21.4    13.81
  02/94         111,067,681    14.6    13.81
  03/94         109,245,795    15.5    13.81
  04/94         106,964,229    20.0    13.81
  05/94         105,010,158    17.3    13.81
  06/94         102,982,189    18.3    13.81
  07/94         101,385,933    14.4    13.81
  08/94          99,872,156    13.8    13.81
  09/94          97,881,531    18.8    13.80
  10/94          95,992,706    18.2    13.80
  11/94          94,762,887    11.4    13.81
  12/94          93,244,286    14.8    13.80
  01/95          91,693,868    15.3    13.81
  02/95          90,833,709     7.5    13.80
  03/95          89,474,344    13.5    13.80
  04/95          87,720,895    18.2    13.80
  05/95          86,425,521    13.2    13.80
  06/95          84,849,556    16.8    13.81
  07/95          83,511,029    14.2    13.81
  08/95          82,098,333    15.3    13.80
  09/95          80,499,522    17.9    13.80
  10/95          79,210,634    14.3    13.80
  11/95          77,606,285    18.6    13.80
  12/95          76,348,473    14.4    13.80
  01/96          75,175,029    13.5    13.80
  02/96          74,137,711    11.7    13.80
  03/96          73,088,739    12.1    13.80
- ----------                     -----
   LIFE                        13.0

 POOL #10       Aggregate
First Day       Contract
   of:           Balance        CPR     WAC
- ---------------------------------------------
  03/91       $ 115,743,068     N/A    13.46%
  04/91         114,981,288     5.8    13.46
  05/91         114,255,049     5.5    13.46
  06/91         113,138,005     9.4    13.46
  07/91         112,290,981     6.8    13.46
  08/91         111,555,226     5.7    13.46
  09/91         110,646,156     7.5    13.46
  10/91         109,931,401     5.6    13.46
  11/91         109,090,473     6.9    13.46
  12/91         108,075,431     8.7    13.46
  01/92         107,171,264     7.6    13.46
  02/92         106,181,798     8.6    13.46
  03/92         104,734,230    13.3    13.46
  04/92         103,377,903    12.6    13.47
  05/92         101,819,504    14.8    13.47
  06/92         100,426,809    13.3    13.47
  07/92          99,236,089    11.3    13.47
  08/92          98,069,274    11.2    13.47
  09/92          96,763,126    12.8    13.47
  10/92          95,280,985    14.9    13.47
  11/92          93,980,642    13.1    13.47
  12/92          92,805,968    11.9    13.48
  01/93          91,302,846    15.7    13.49
  02/93          90,209,204    11.2    13.49
  03/93          89,076,155    11.8    13.51
  04/93          87,756,596    14.2    13.51
  05/93          86,702,252    11.2    13.51
  06/93          85,253,020    16.1    13.51
  07/93          83,935,408    14.8    13.51
  08/93          82,922,212    11.1    13.51
  09/93          81,669,503    14.3    13.51
  10/93          80,368,862    15.2    13.51
 POOL #10       Aggregate
First Day       Contract
   of:           Balance        CPR     WAC
- ---------------------------------------------
  11/93       $  78,857,733    18.1    13.51%
  12/93          77,265,332    19.4    13.51
  01/94          75,915,865    16.6    13.52
  02/94          74,910,043    12.2    13.54
  03/94          73,435,099    18.8    13.56
  04/94          72,186,113    16.1    13.57
  05/94          71,034,481    14.9    13.56
  06/94          69,853,670    15.6    13.56
  07/94          68,671,758    15.9    13.56
  08/94          67,715,127    12.7    13.56
  09/94          66,448,306    17.6    13.56
  10/94          65,472,172    13.4    13.56
  11/94          64,679,876    10.6    13.56
  12/94          64,065,577     7.7    13.56
  01/95          62,944,820    16.2    13.55
  02/95          62,236,139     9.6    13.55
  03/95          61,382,935    12.2    13.55
  04/95          60,447,514    13.8    13.55
  05/95          59,581,892    12.7    13.55
  06/95          58,600,625    14.9    13.55
  07/95          57,693,717    13.9    13.55
  08/95          56,793,029    14.0    13.55
  09/95          56,000,030    12.2    13.55
  10/95          54,957,988    17.0    13.54
  11/95          53,902,600    17.5    13.55
  12/95          52,952,173    15.9    13.54
  01/96          52,121,682    13.8    13.54
  02/96          51,223,654    15.3    13.54
  03/96          50,311,300    15.9    13.54
- ----------                     -----
   LIFE                        12.9

 POOL #11       Aggregate
First Day       Contract
   of:           Balance        CPR     WAC
- ---------------------------------------------
  06/91       $ 139,806,805     N/A    13.21%
  07/91         139,119,599     4.0    13.21
  08/91         138,410,072     4.2    13.21
  09/91         137,754,385     3.7    13.21
  10/91         136,991,510     4.6    13.21
  11/91         136,288,619     4.1    13.21
  12/91         135,502,269     4.9    13.21
  01/92         134,679,772     5.2    13.21
  02/92         133,696,571     6.6    13.21
  03/92         132,513,642     8.3    13.21
  04/92         130,974,330    11.3    13.21
  05/92         129,428,484    11.4    13.21
  06/92         128,143,059     9.4    13.21
  07/92         126,840,616     9.6    13.21
  08/92         125,674,015     8.5    13.21
  09/92         124,475,777     8.9    13.21
  10/92         123,414,190     7.7    13.21
  11/92         122,176,237     9.4    13.21
  12/92         120,771,917    10.9    13.21
  01/93         119,643,813     8.6    13.22
  02/93         118,638,591     7.5    13.22
  03/93         117,152,632    12.0    13.22
  04/93         115,620,906    12.5    13.23
  05/93         114,296,364    10.8    13.24
  06/93         112,790,163    12.6    13.25
  07/93         111,216,800    13.4    13.25
  08/93         110,123,895     8.9    13.25
  09/93         108,775,207    11.5    13.26
  10/93         107,220,538    13.6    13.27
  11/93         105,559,921    14.9    13.28
 POOL #11       Aggregate
First Day       Contract
   of:           Balance        CPR     WAC
- ---------------------------------------------
  12/93       $ 104,020,757    13.9    13.29%
  01/94         102,319,772    15.7    13.30
  02/94         101,101,902    11.0    13.30
  03/94          99,781,716    12.2    13.30
  04/94          97,611,790    21.0    13.32
  05/94          95,807,029    17.8    13.33
  06/94          94,112,388    16.9    13.34
  07/94          92,684,108    14.3    13.34
  08/94          91,307,027    13.9    13.33
  09/94          90,184,654    11.2    13.34
  10/94          88,864,649    13.6    13.33
  11/94          87,328,173    16.3    13.33
  12/94          85,761,437    17.0    13.33
  01/95          84,593,329    12.4    13.33
  02/95          83,217,877    15.2    13.33
  03/95          82,365,254     8.7    13.33
  04/95          80,978,168    15.7    13.33
  05/95          79,783,720    13.5    13.33
  06/95          78,560,339    14.1    13.33
  07/95          77,319,592    14.5    13.33
  08/95          76,021,241    15.5    13.33
  09/95          74,594,270    17.5    13.33
  10/95          73,468,378    13.6    13.33
  11/95          72,233,253    15.4    13.33
  12/95          71,001,179    15.6    13.32
  01/96          69,662,906    17.4    13.32
  02/96          68,714,724    11.9    13.32
  03/96          67,615,452    14.4    13.32
- ----------                     -----
   LIFE                        11.8

 POOL #12       Aggregate
First Day       Contract
   of:           Balance        CPR     WAC
- ---------------------------------------------
  09/91       $ 150,531,673     N/A    13.11%
  10/91         149,521,845     6.1    13.11
  11/91         148,662,503     5.0    13.11
  12/91         147,852,894     4.6    13.11
  01/92         147,233,908     3.1    13.11
  02/92         146,432,226     4.6    13.11
  03/92         145,323,404     7.0    13.11
  04/92         144,149,234     7.5    13.11
  05/92         142,560,540    10.7    13.11
  06/92         141,393,868     7.6    13.11
  07/92         140,442,064     5.9    13.11
  08/92         139,128,157     8.9    13.11
  09/92         137,784,633     9.2    13.11
  10/92         136,405,239     9.5    13.11
  11/92         135,313,288     7.3    13.11
  12/92         133,918,938     9.8    13.11
  01/93         132,512,083    10.0    13.11
  02/93         131,614,144     5.8    13.11
  03/93         130,162,377    10.5    13.11
  04/93         128,941,019     8.7    13.11
  05/93         127,408,580    11.4    13.11
  06/93         125,940,707    11.0    13.11
  07/93         124,067,841    14.5    13.12
  08/93         122,564,650    11.6    13.13
  09/93         121,285,947     9.7    13.13
  10/93         119,635,298    13.1    13.16
  11/93         117,895,033    14.1    13.17
  12/93         116,135,731    14.4    13.17
  01/94         114,202,548    16.2    13.17
 POOL #12       Aggregate
First Day       Contract
   of:           Balance        CPR     WAC
- ---------------------------------------------
  02/94       $ 112,343,349    15.8    13.17%
  03/94         110,989,113    11.3    13.17
  04/94         108,924,731    18.1    13.17
  05/94         107,227,171    15.0    13.17
  06/94         105,420,284    16.3    13.17
  07/94         103,543,767    17.2    13.20
  08/94         101,784,363    16.3    13.22
  09/94         100,180,744    15.0    13.23
  10/94          98,500,485    16.1    13.23
  11/94          97,275,814    11.5    13.23
  12/94          95,657,669    15.8    13.23
  01/95          94,484,894    11.2    13.23
  02/95          93,189,576    12.7    13.23
  03/95          91,537,580    16.9    13.23
  04/95          90,297,351    12.5    13.23
  05/95          88,789,534    15.7    13.23
  06/95          87,499,771    13.5    13.23
  07/95          86,387,385    11.5    13.23
  08/95          85,005,277    14.9    13.23
  09/95          83,425,382    17.5    13.23
  10/95          82,097,321    14.8    13.23
  11/95          80,704,703    15.8    13.23
  12/95          78,896,842    21.2    13.22
  01/96          77,538,818    16.0    13.22
  02/96          76,306,437    14.6    13.22
  03/96          75,270,273    12.1    13.22
- ----------                     -----
   LIFE                        12.1

 POOL #13       Aggregate
First Day       Contract
   of:           Balance        CPR     WAC
- ---------------------------------------------
  12/91       $ 150,837,421     N/A    12.76%
  01/92         149,715,119     6.8    12.76
  02/92         148,608,677     6.7    12.76
  03/92         147,605,705     6.0    12.76
  04/92         146,525,632     6.6    12.76
  05/92         145,545,336     5.9    12.76
  06/92         144,317,387     7.8    12.76
  07/92         143,336,299     6.0    12.76
  08/92         142,356,947     6.0    12.76
  09/92         141,375,351     6.0    12.75
  10/92         140,159,130     7.9    12.75
  11/92         139,028,952     7.3    12.75
  12/92         137,701,304     8.9    12.75
  01/93         136,529,247     7.7    12.75
  02/93         135,121,050     9.7    12.75
  03/93         133,503,496    11.5    12.75
  04/93         132,154,874     9.4    12.75
  05/93         130,891,143     8.8    12.74
  06/93         129,436,144    10.5    12.74
  07/93         127,617,624    13.6    12.74
  08/93         125,941,513    12.6    12.74
  09/93         124,418,392    11.4    12.74
  10/93         122,735,762    12.9    12.75
  11/93         121,131,896    12.4    12.76
  12/93         119,054,994    16.7    12.76
  01/94         117,404,138    13.2    12.76
  02/94         116,169,658     9.6    12.76
 POOL #13       Aggregate
First Day       Contract
   of:           Balance        CPR     WAC
- ---------------------------------------------
  03/94       $ 114,766,653    11.3    12.75%
  04/94         113,124,117    13.6    12.76
  05/94         111,268,919    15.8    12.77
  06/94         109,363,958    16.5    12.78
  07/94         107,260,482    18.6    12.77
  08/94         105,829,972    12.5    12.77
  09/94         104,210,538    14.5    12.77
  10/94         102,195,318    18.6    12.79
  11/94         100,785,694    12.8    12.81
  12/94          99,510,091    11.6    12.81
  01/95          98,331,253    10.7    12.81
  02/95          97,134,948    11.0    12.81
  03/95          95,998,823    10.5    12.80
  04/95          94,306,923    16.7    12.80
  05/95          92,887,549    14.0    12.80
  06/95          91,253,372    16.6    12.80
  07/95          89,872,608    14.0    12.80
  08/95          88,261,260    16.8    12.79
  09/95          86,394,422    20.0    12.80
  10/95          84,773,109    17.6    12.79
  11/95          83,255,130    16.7    12.78
  12/95          81,654,149    18.0    12.78
  01/96          80,539,117    12.2    12.78
  02/96          79,464,194    11.8    12.78
  03/96          77,818,358    19.3    12.78
- ----------                     -----
   LIFE                        12.1

 POOL #14       Aggregate
First Day       Contract
   of:           Balance        CPR     WAC
- ---------------------------------------------
  03/92       $ 140,964,598     N/A    12.10%
  04/92         139,815,477     7.5    12.10
  05/92         138,701,137     7.2    12.10
  06/92         138,062,321     3.4    12.09
  07/92         137,253,497     4.8    12.09
  08/92         136,397,947     5.2    12.09
  09/92         135,559,635     5.1    12.09
  10/92         134,852,925     4.0    12.09
  11/92         133,740,916     7.4    12.09
  12/92         132,781,548     6.2    12.09
  01/93         131,915,227     5.4    12.09
  02/93         131,059,130     5.3    12.09
  03/93         130,086,497     6.4    12.09
  04/93         128,934,422     8.0    12.09
  05/93         127,561,234     9.9    12.09
  06/93         126,037,402    11.3    12.09
  07/93         124,560,507    11.0    12.09
  08/93         123,065,849    11.3    12.09
  09/93         121,475,143    12.3    12.09
  10/93         119,811,531    13.1    12.09
  11/93         118,034,467    14.2    12.09
  12/93         116,557,845    11.7    12.09
  01/94         114,843,279    14.0    12.10
  02/94         113,488,307    10.9    12.10
  03/94         111,908,855    13.1    12.11
  04/94         110,158,129    14.9    12.11
 POOL #14       Aggregate
First Day       Contract
   of:           Balance        CPR     WAC
- ---------------------------------------------
  05/94       $ 108,627,654    13.1    12.11%
  06/94         107,190,708    12.3    12.11
  07/94         105,818,582    11.8    12.11
  08/94         104,491,427    11.5    12.11
  09/94         103,045,330    12.9    12.11
  10/94         101,477,687    14.3    12.11
  11/94         100,291,578    10.5    12.11
  12/94          98,844,244    13.4    12.11
  01/95          97,456,185    13.0    12.12
  02/95          96,344,852    10.1    12.13
  03/95          95,191,479    10.7    12.13
  04/95          93,832,043    13.1    12.13
  05/95          92,556,481    12.3    12.13
  06/95          91,447,043    10.6    12.13
  07/95          90,215,767    12.1    12.13
  08/95          88,882,363    13.5    12.13
  09/95          87,396,067    15.5    12.13
  10/95          86,053,086    14.0    12.13
  11/95          84,637,256    15.1    12.13
  12/95          83,317,530    14.2    12.13
  01/96          81,863,806    16.1    12.13
  02/96          80,563,597    14.4    12.13
  03/96          79,233,261    15.0    12.13
- ----------                     -----
   LIFE                        11.0

 POOL #15       Aggregate
First Day       Contract
   of:           Balance        CPR     WAC
- ---------------------------------------------
  06/92       $ 175,780,463     N/A    12.21%
  07/92         174,893,821     3.9    12.21
  08/92         173,888,027     4.7    12.21
  09/92         172,900,902     4.6    12.21
  10/92         171,799,472     5.4    12.21
  11/92         170,822,539     4.6    12.21
  12/92         169,428,653     7.4    12.21
  01/93         168,328,636     5.4    12.21
  02/93         167,276,328     5.1    12.21
  03/93         166,036,755     6.4    12.21
  04/93         164,768,637     6.7    12.20
  05/93         163,344,998     7.8    12.20
  06/93         161,904,759     7.9    12.20
  07/93         160,348,006     8.8    12.20
  08/93         158,797,129     8.8    12.20
  09/93         156,977,414    10.8    12.20
  10/93         155,294,480     9.9    12.20
  11/93         153,569,741    10.3    12.20
  12/93         151,518,618    12.7    12.20
  01/94         149,758,526    10.8    12.20
  02/94         148,034,884    10.7    12.20
  03/94         146,195,833    11.6    12.20
  04/94         144,151,947    13.3    12.20
  05/94         142,158,052    13.1    12.19
  06/94         139,850,057    15.6    12.19
  07/94         138,199,521    10.8    12.19
  08/94         136,631,309    10.3    12.19
  09/94         134,748,163    12.9    12.19
  10/94         133,014,848    11.9    12.19
  11/94         131,182,299    12.8    12.19
  12/94         129,469,528    12.0    12.18
  01/95         127,912,233    10.9    12.18
  02/95         126,514,001     9.7    12.18
  03/95         124,891,021    11.7    12.18
  04/95         123,487,500     9.9    12.18
  05/95         122,125,085     9.7    12.18
  06/95         120,307,309    13.8    12.18
  07/95         118,654,777    12.5    12.18
  08/95         116,709,354    15.3    12.18
  09/95         114,872,658    14.6    12.18
  10/95         113,488,304    10.6    12.17
  11/95         111,752,880    14.0    12.17
  12/95         109,977,171    14.6    12.17
  01/96         108,472,346    12.2    12.17
  02/96         106,964,557    12.4    12.17
  03/96         105,399,275    13.2    12.16
- ----------                     -----
   LIFE                        10.3

 POOL #16       Aggregate
First Day       Contract
   of:           Balance        CPR     WAC
- ---------------------------------------------
  10/92       $ 175,970,703     N/A    11.57%
  11/92         174,789,934     5.9    11.57
  12/92         173,742,173     5.0    11.57
  01/93         172,705,068     5.0    11.57
  02/93         171,553,752     5.7    11.57
  03/93         170,488,376     5.2    11.57
  04/93         169,329,699     5.8    11.57
  05/93         168,126,157     6.2    11.57
  06/93         166,891,049     6.4    11.57
  07/93         165,331,963     8.6    11.57
  08/93         164,200,153     5.8    11.56
  09/93         162,434,783    10.1    11.56
  10/93         161,023,828     7.8    11.56
  11/93         159,426,963     9.2    11.56
  12/93         157,628,520    10.6    11.56
  01/94         156,117,917     8.8    11.56
  02/94         154,289,483    11.1    11.56
  03/94         152,403,860    11.6    11.56
  04/94         150,476,984    12.0    11.56
  05/94         148,783,695    10.5    11.56
  06/94         146,907,633    11.9    11.56
  07/94         145,421,226     9.2    11.57
  08/94         144,048,001     8.4    11.57
  09/94         142,276,280    11.5    11.57
  10/94         140,590,585    11.0    11.57
  11/94         138,705,260    12.6    11.57
  12/94         137,389,810     8.3    11.57
  01/95         136,076,300     8.4    11.57
  02/95         134,556,921    10.1    11.57
  03/95         132,922,875    11.2    11.57
  04/95         131,479,084     9.7    11.57
  05/95         129,638,952    13.1    11.57
  06/95         128,116,877    10.6    11.57
  07/95         126,251,409    13.6    11.58
  08/95         124,575,746    12.2    11.59
  09/95         122,882,358    12.5    11.57
  10/95         121,601,532     9.1    11.59
  11/95         120,064,006    11.5    11.59
  12/95         118,381,753    12.9    11.59
  01/96         117,251,433     8.0    11.59
  02/96         115,879,171    10.3    11.59
  03/96         114,360,957    11.8    11.59
- ----------                     -----
   LIFE                         9.5

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME A FINAL PROSPECTUS SUPPLEMENT HAS BEEN DELIVERED. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                        [FORM OF PROSPECTUS SUPPLEMENT]

PRELIMINARY PROSPECTUS SUPPLEMENT DATED [            ]
(TO PROSPECTUS DATED [       ], 199[ ])
                           $[        ] (APPROXIMATE)
                BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST
       SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES, SERIES 199[ ]-[    ]
                   $[        ] (APPROXIMATE) [    ]% CLASS A
                   $[        ] (APPROXIMATE) [    ]% CLASS B
   (Principal and interest payable on the 10th day of each month beginning in
                               [       ], 199[ ])
        [BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, SELLER]
            BANKAMERICA HOUSING SERVICES, AN UNINCORPORATED DIVISION
                 OF BANK OF AMERICA, FSB, [SELLER AND] SERVICER
    The  BankAmerica  Manufactured  Housing  Contract  Trust  Senior/Subordinate
Pass-Through  Certificates,  Series 199[  ]-[       ] (the  "Certificates") will
represent interests in a pool (the "Contract Pool") of [actuarial] manufactured housing installment sales contracts and installment loan agreements (the "Contracts"), together with certain contract rights and other rights relating to such Contracts (the Contracts and such other property being referred to as the "Trust Fund"). The Contracts will be conveyed to the Trust Fund by Bank of America National Trust and Savings Association ("Bank of America") or BankAmerica Housing Services, an unincorporated division of Bank of America, FSB ("BankAmerica Housing Services") or both of them. Each Contract was [either (i)] originated or purchased by BankAmerica Housing Services or Security Pacific Financial Services of California, Inc. ("SPFSC"), a wholly-owned subsidiary of Bank of America, in each case on an individual basis in the ordinary course of its business [or (ii) purchased by Bank of America, BankAmerica Housing Services, SPFSC, or any combination thereof, in bulk from other lenders or finance companies (including from affiliates of the Sellers), from governmental agencies or instrumentalities or from other entities.] BankAmerica Housing Services will serve as servicer of the Contracts (together with any successor servicer, the "Servicer"). The term "approximate," with respect to the aggregate principal amount of any Certificates or Contracts, means that the amount is subject to a variance of plus or minus 5%. Terms used and not otherwise defined herein have the respective meanings ascribed to such terms in the Prospectus
dated [       ], 199[ ] attached hereto (the "Prospectus").
                                                  (COVER CONTINUED ON NEXT PAGE)

    See page S-44 herein and page 76 of the Prospectus for the Index of Significant Definitions contained herein and therein, respectively.

    The Class R Certificates (as defined herein) evidencing the Residual Interest (as defined herein) in the Trust Fund, have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and are not being offered hereby.
    FOR A DISCUSSION OF SIGNIFICANT MATTERS AFFECTING INVESTMENTS IN THE OFFERED CERTIFICATES (DEFINED HEREIN), SEE "RISK FACTORS" HEREIN AT PAGE S-13 AND IN THE PROSPECTUS AT PAGE 13.
    THIS PROSPECTUS SUPPLEMENT MAY BE USED BY BA SECURITIES, INC., AN AFFILIATE OF THE SELLERS, IN CONNECTION WITH OFFERS AND SALES RELATED TO MARKET MAKING TRANSACTIONS IN THE OFFERED CERTIFICATES. BA SECURITIES, INC. MAY ACT AS PRINCIPAL OR AGENT IN SUCH TRANSACTIONS. SUCH SALES WILL BE MADE AT PRICES RELATED TO PREVAILING MARKET PRICES AT THE TIME OF THE SALE.

    PROCEEDS FROM THE ASSETS IN THE TRUST FUND WILL BE THE ONLY SOURCE OF PAYMENT ON THE CERTIFICATES, AND THE CERTIFICATES WILL NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF BANK OF AMERICA, BANKAMERICA HOUSING SERVICES, THEIR PARENT CORPORATION, BANKAMERICA CORPORATION, OR AFFILIATES THEREOF, SUBJECT TO CERTAIN EXCEPTIONS DESCRIBED UNDER "RISK FACTORS" HEREIN AND IN THE PROSPECTUS. NEITHER THE CERTIFICATES NOR THE UNDERLYING CONTRACTS OR COLLECTIONS THEREON WILL BE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
  AND EXCHANGE COMMISSION  OR ANY STATE  SECURITIES COMMISSION PASSED  UPON
     THE  ACCURACY  OR  ADEQUACY  OF  THIS  PROSPECTUS  SUPPLEMENT  OR THE
      PROSPECTUS.      ANY REPRESENTATION TO THE CONTRARY IS A  CRIMINAL
                                    OFFENSE.

                                                                                         PROCEEDS TO
                                                        PRICE TO       UNDERWRITING       SELLER(S)
                                                       PUBLIC (1)        DISCOUNT          (1)(2)
Class A Certificates...............................         %                %                %
Class B Certificates...............................         %                %                %
Total..............................................         $                $                $

(1) Plus  accrued interest,  if any,  at the applicable  rate from  [         ],
    199[ ].
(2) Before  deducting  expenses  payable  by  the  Seller[s],  estimated  to  be
    $        .
                            ------------------------

    The Offered Certificates are offered subject to prior sale, when, as and if issued by the Trust Fund and accepted by the Underwriters and subject to their right to reject orders in whole or in part. It is expected that delivery of the Offered Certificates will be made in book-entry form only through the Same Day
Funds  Settlement system of The Depository Trust Company on or  about [       ],
199[ ].
                            ------------------------
                                 [UNDERWRITER]
                             ---------------------

          The date of this Prospectus Supplement is [       ], 199[ ].

    The Certificates will consist of one class of senior certificates designated as the Class A Certificates (the "Senior Certificates"), one class of subordinate certificates designated as the Class B Certificates (the "Subordinate Certificates") and one class representing the residual interest (the "Class R Certificates"). Only the Class A Certificates and the Class B Certificates (collectively, the "Offered Certificates") are being offered hereby. The Class A Certificates and the Class B Certificates will evidence in the aggregate approximate initial [ ]% and [ ]% undivided interests in the Contract Pool, respectively. The rights of the holders (the "Certificateholders") of the Class B Certificates to receive distributions of principal and interest are subordinated as described herein to such rights of the Class A Certificateholders, and the rights of the Class R Certificateholders to receive distributions of principal and interest are subordinated as described herein to such rights of the Class B Certificateholders. See "Description of the Certificates -- Subordination" herein and "Credit and Liquidity Enhancement" in the Prospectus.

    Distributions of principal and interest on the Certificates will be made to the holders of the Certificates on the 10th day of each month (or if the 10th day is not a business day, the next business day) (each, a "Distribution Date"),
beginning in  [           ], 199[  ].  The Offered  Certificates will  have  the
respective [fixed] Pass-Through Rates specified above. See "Description of the Certificates" herein.

    An election will be made to treat the Trust Fund as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes. The Offered Certificates will represent "regular interests" in the REMIC. See "Certain Federal Income Tax Consequences" herein and in the Prospectus.
                            ------------------------

    The underwriters named herein (the "Underwriters") intend to make a secondary market in the Offered Certificates, but have no obligation to do so. There can be no assurance that a secondary market for the Offered Certificates will develop, or if it does develop, that it will continue or provide sufficient liquidity. See "Risk Factors" herein and in the Prospectus.

    This Prospectus Supplement does not contain complete information about the offering of the Offered Certificates. Additional information is contained in the Prospectus and purchasers are urged to read both this Prospectus Supplement and the Prospectus in full. Sales of the Offered Certificates may not be consummated unless the purchaser has received both this Prospectus Supplement and the Prospectus.

    UNTIL NINETY DAYS AFTER THE DATE OF THIS PROSPECTUS SUPPLEMENT, ALL DEALERS EFFECTING TRANSACTIONS IN THE OFFERED CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

    IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE OFFERED CERTIFICATES AT A LEVEL ABOVE THAT WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

                                      S-2A

                       TERMS OF THE OFFERED CERTIFICATES

    This summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the accompanying Prospectus. Capitalized terms used and not otherwise defined herein have the respective meanings assigned them in the Prospectus or elsewhere in this Prospectus Supplement. Reference is made to the "Index of Significant Definitions" beginning at page S-44 herein and to the Index of Significant Definitions in the Prospectus beginning at page 73 therein for the location of the definitions of certain capitalized terms.

Securities Offered................  BankAmerica  Manufactured Housing Contract Trust Senior/
                                    Subordinate Pass-Through Certificates, Series
                                    199[ ]-[    ] (the "Certificates"), Class A Certificates
                                    (the "Senior  Certificates" or  "Class A  Certificates")
                                    and  Class B Certificates (the "Class B Certificates" or
                                    "Subordinate Certificates").  The residual  interest  is
                                    evidenced  by  the Class  R  Certificates (the  "Class R
                                    Certificates"). The Class R  Certificates are not  being
                                    offered hereby.
                                    The  Class  A Certificates  are  senior to  the  Class B
                                    Certificates to  the extent  described herein,  and  the
                                    Class   B  Certificates  are  senior   to  the  Class  R
                                    Certificates to the extent described herein. The Class A
                                    Certificates and the Class B Certificates are  sometimes
                                    referred   to   herein  collectively   as   the  "Series
                                    199[ ]-[        ] Regular  Certificates."  The  Class  R
                                    Certificates  are  sometimes referred  to herein  as the
                                    "Series 199[ ]-[    ] Residual Certificates."
The Seller[s].....................  As to any Contract (as hereinafter defined), either Bank of America National Trust and Savings Association ("Bank
                                    of  America")  or   BankAmerica  Housing  Services,   an
                                    unincorporated   division  of   Bank  of   America,  FSB
                                    ("BankAmerica Housing Services"), and,  as to the  Trust
                                    Fund   (as  hereinafter   defined),  Bank   of  America,
                                    BankAmerica Housing Services, or both of them.
Servicer..........................  BankAmerica  Housing   Services   (together   with   any
                                    successor  servicer under the Agreement (defined below),
                                    the "Servicer").
Trustee...........................  [                   ] (the "Trustee").
Cut-off Date......................  [       ], 199[ ].
Cut-off Date Pool Principal
 Balance..........................  $[        ] (Approximate, subject to a variance of  plus
                                    or minus 5%).
Initial Class A Certificate
 Balance..........................  $[         ] (Approximate, subject to a variance of plus
                                    or minus 5%).
Initial Class B Certificate
 Balance..........................  $[        ] (Approximate, subject to a variance of  plus
                                    or minus 5%).
Class A Pass-Through Rate.........  [      ]%,  calculated on  the basis  of a  360-day year
                                    comprised of twelve 30-day months.
Class B Pass-Through Rate.........  [      ]%, calculated  on the  basis of  a 360-day  year
                                    comprised of twelve 30-day months.
Distribution Date.................  The 10th day of each month (or if such 10th day is not a
                                    business   day,  the  next   succeeding  business  day),
                                    commencing in [       ], 199[ ]. The first  Distribution
                                    Date  is [          ],  199[ ]  (the "First Distribution
                                    Date").

                                      S-3A

Collection Period.................  With respect  to  any Distribution  Date,  the  calendar month prior to the month in which such Distribution Date
                                    occurs (each, a "Collection Period").
Agreement.........................  The   Pooling  and  Servicing  Agreement,  dated  as  of
                                    [       ],  199[ ] (the "Agreement"), by and among  Bank
                                    of  America,  BankAmerica Housing  Services, or  both of
                                    them,  in  each  case  as  Seller,  BankAmerica  Housing
                                    Services, as Servicer, and the Trustee.
The Contract Pool.................  The   Contract  Pool   is  comprised   of  [fixed]  rate
                                    [actuarial]  manufactured   housing  installment   sales
                                    contracts and installment loan agreements (collectively,
                                    the  "Contracts"), in each case secured by a new or used
                                    manufactured home  (each  manufactured home  securing  a
                                    Contract  being  referred to  herein as  a "Manufactured
                                    Home"). Each  Contract was  [either (i)]  originated  or
                                    purchased by either Bank of America, BankAmerica Housing
                                    Services  or  Security  Pacific  Financial  Services  of
                                    California, Inc. ("SPFSC"), a wholly-owned subsidiary of
                                    Bank of America, in each case on an individual basis  in
                                    the  ordinary course of its  business [or (ii) purchased
                                    by Bank of America, BankAmerica Housing Services,  SPFSC
                                    or  any combination thereof as part of bulk purchases of
                                    manufactured  housing  contracts   from  other   private
                                    lenders  or  finance  companies,  or  from  governmental
                                    agencies or instrumentalities  or from other  entities].
                                    Neither  the Contracts nor  any collections thereon will
                                    be insured or guaranteed  by any governmental agency  or
                                    instrumentality.
                                    As  of the Cut-off  Date, the Contract  Pool consists of
                                    approximately [         ] Contracts having an  aggregate
                                    unpaid  principal balance of approximately $[         ].
                                    The Contracts, as of their origination, were secured  by
                                    Manufactured  Homes  located  in  [   ]  states  and the
                                    District  of  Columbia   and  have   been  selected   by
                                    BankAmerica Housing Services from the manufactured hous-
                                    ing  installment  sale  contracts  and  installment loan
                                    portfolios of  [Bank  of America,]  BankAmerica  Housing
                                    Services  [and SPFSC, in each case]  on the basis of the
                                    criteria specified in the Agreement (as defined herein).
                                    All of the Contracts bear  interest at a [fixed]  annual
                                    percentage  rate (the "Contract Rate") which is equal to
                                    or higher than the sum of (i) the higher of the Class  A
                                    Pass-Through Rate or the Class B Pass-Through Rate, plus
                                    (ii)  [    ]%, which is the maximum annual rate at which
                                    the Monthly Servicing Fee  (as hereinafter defined)  may
                                    be  paid. Monthly payments of  principal and interest on
                                    the Contracts will be due on various days (each, a  "Due
                                    Date")  throughout each  month. As of  the Cut-off Date,
                                    the Contract Rates on the Contracts ranged from [ ]%  to
                                    [       ]%,  with  a weighted  average  of approximately
                                    [     ]%. As of  the Cut-off Date,  the Contracts had  a
                                    weighted   average   original   term   to   maturity  of
                                    approximately  [    ]  months  and  a  weighted  average
                                    remaining term to maturity of approximately [  ] months.
                                    The  final scheduled  payment date on  the Contract with
                                    the latest  maturity is  in [           ]  20[   ].  The
                                    Contracts   were   originated  from   19[     ]  through

                                      S-4A

                                    19[    ],  inclusive.   See  "The  Contract  Pool"   and
                                    "Prepayment  and  Yield  Considerations"  herein  for  a
                                    detailed description of the Contracts.
Description of Certificates.......  The Certificates  evidence  undivided interests  in  the
                                    Contract  Pool  and  certain contract  rights  and other
                                    rights relating to the Contracts (including title to the
                                    Manufactured Homes  financed  thereby and  rights  under
                                    hazard  insurance  policies  covering  such Manufactured
                                    Homes), which  are collectively  held in  trust for  the
                                    benefit  of  the Certificateholders  (the  Contracts and
                                    such other property  being collectively  referred to  as
                                    the  "Trust Fund"). The Class  A Certificates are Senior
                                    Certificates  and   the   Class   B   Certificates   are
                                    Subordinate  Certificates, all as  described herein. The
                                    Residual  Interest   is  evidenced   by  the   Class   R
                                    Certificates.  The Offered Certificates  will be offered
                                    in denominations of [$1,000]  and integral multiples  of
                                    [one dollar] in excess thereof. The undivided percentage
                                    interest  (the  "Percentage  Interest")  evidenced  by a
                                    Certificate  of  any  Class   (other  than  a  Class   R
                                    Certificate)  in the distributions  to the related Class
                                    will be equal to the percentage obtained by dividing the
                                    original denomination of such Certificate by the initial
                                    Certificate Balance of such Class of Certificates.
Non-Recourse Obligations..........  Neither Bank of America nor BankAmerica Housing Services
                                    nor any of  their affiliates will  have any  obligations
                                    with  respect to the Offered Certificates except, in the
                                    case  of  the  Sellers,  for  obligations  arising  from
                                    certain   representations  and  warranties  of  Bank  of
                                    America and BankAmerica  Housing Services,  as the  case
                                    may  be, with respect to the Contracts sold by it in the
                                    Contract Pool and,  in the case  of BankAmerica  Housing
                                    Services, for certain contractual servicing obligations,
                                    each  as further  described herein. SUBJECT  ONLY TO THE
                                    FOREGOING EXCEPTIONS, THE OFFERED CERTIFICATES WILL  NOT
                                    REPRESENT INTERESTS IN OR OBLIGATIONS OF BANK OF AMERICA
                                    OR    BANKAMERICA   HOUSING   SERVICES,   THEIR   PARENT
                                    CORPORATION, BANKAMERICA CORPORATION,  OR ANY  AFFILIATE
                                    THEREOF,  AND ASSETS  IN THE TRUST  FUND WILL CONSTITUTE
                                    THE ONLY  SOURCE OF  FUNDS FOR  PAYMENT ON  THE  OFFERED
                                    CERTIFICATES.  NONE OF THE  OFFERED CERTIFICATES NOR THE
                                    UNDERLYING CONTRACTS OR ANY COLLECTIONS THEREON WILL  BE
                                    INSURED  OR GUARANTEED BY  THE FEDERAL DEPOSIT INSURANCE
                                    CORPORATION OR  BY  ANY  OTHER  GOVERNMENTAL  AGENCY  OR
                                    INSTRUMENTALITY.
Record Date.......................  The  last business day of  the month preceding the month in which the related Distribution Date occurs.
Distributions.....................  Distributions to the holders of the Series 199[ ]-[    ]
                                    Regular  Certificates   of   interest   and   principal,
                                    respectively,  will be made first  to the holders of the
                                    Class A Certificates  and second to  the holders of  the
                                    Class  B  Certificates.  Within each  Class  of Certifi-
                                    cates, such distributions will  be applied first to  the
                                    payment   of  interest  and  then   to  the  payment  of
                                    principal. The funds available

                                      S-5A

                                    in the Certificate Account (as hereinafter defined)  for
                                    distribution  on  a  Distribution  Date  (the "Available
                                    Distribution Amount,"  as further  defined herein  under
                                    "Description  of  the  Certificates --  Payments  on the
                                    Contracts; Certificate Account") will be applied in  the
                                    amounts and the order of priority set forth below.
                                    Distributions  of interest  and principal  to holders of
                                    each  Class  of  Certificates  will  be  made  on   each
                                    Distribution Date in an amount equal to their respective
                                    Percentage  Interests multiplied by the aggregate amount
                                    distributed  to  such  Class  of  Certificates  on  such
                                    Distribution  Date. Distributions  will be  made on each
                                    Distribution Date to holders of record on the  preceding
                                    Record  Date,  except  that  the  final  distribution in
                                    respect of  the  Certificates  will only  be  made  upon
                                    presentation  and surrender  of the  Certificates at the
                                    office or  agency  appointed  by the  Trustee  for  that
                                    purpose in [                   ] [or] [New York City].
                                    On  each Distribution  Date, the  Available Distribution
                                    Amount will be distributed in the following amounts  and
                                    in the following order of priority:
                                    (i)  to  the  Class A  Certificateholders,  the  Class A
                                    Interest Distribution Amount;
                                        (ii) to the Class A Certificateholders, the  Formula
                                        Principal  Distribution  Amount  (as  defined below)
                                        until the Class  A Certificate  Balance (as  defined
                                        below) is reduced to zero;
                                        (iii) to the Class B Certificateholders, the Class B
                                        Interest Distribution Amount;
                                        (iv)   to  the   Class  B   Certificateholders,  any
                                        remaining  Formula  Principal  Distribution   Amount
                                        after  distributions under  clause (ii)  above until
                                        the Class B Certificate  Balance (defined below)  is
                                        reduced to zero; and
                                        (v) to the Class R Certificateholders, any remaining
                                        Available Distribution Amount.
                                    As  to  any  Distribution Date,  the  "Class  A Interest
                                    Distribution Amount"  is equal  to the  sum of  (i)  one
                                    month's interest at the Class A Pass-Through Rate on the
                                    Class  A  Certificate  Balance and  (ii)  any previously
                                    undistributed shortfalls in interest due to the Class  A
                                    Certificateholders  in  respect  of  prior  Distribution
                                    Dates; the  "Class B  Interest Distribution  Amount"  is
                                    equal  to the  sum of  (i) one  month's interest  at the
                                    Class B  Pass-Through Rate  on the  Class B  Certificate
                                    Balance and (ii) any previously undistributed shortfalls
                                    in  interest due  to the  Class B  Certificateholders in
                                    respect of prior  Distribution Dates.  Any shortfall  in
                                    interest  due to Certificateholders  will, to the extent
                                    legally permissible, bear interest at the related  Class
                                    A or Class B Pass-Through Rate.
                                    The  "Formula Principal Distribution  Amount" in respect
                                    of a Distribution Date equals  the sum of (a) the  Total
                                    Regular  Principal  Amount (as  defined below)  for such
                                    Distribution Date and

                                      S-6A

                                    (b)  any  previously  undistributed  shortfalls  in  the
                                    distribution  of the  Total Regular  Principal Amount in
                                    respect of prior Distribution Dates.
                                    The   "Total   Regular   Principal   Amount"   on   each
                                    Distribution  Date  is  the  sum  of  (i)  the Scheduled
                                    Principal Reduction  Amount  (defined  below)  for  such
                                    Distribution  Date, (ii) the Scheduled Principal Balance
                                    (defined below)  of  each  Contract  which,  during  the
                                    related  Collection  Period,  was purchased  by  Bank of
                                    America or BankAmerica Housing Services, as the case may
                                    be, on account  of certain  breaches of  representations
                                    and  warranties made by  it in the  Agreement, (iii) all
                                    partial  prepayments   received  during   such   related
                                    Collection  Period, (iv) the Scheduled Principal Balance
                                    of each Contract  that was prepaid  in full during  such
                                    related   Collection  Period   and  (v)   the  Scheduled
                                    Principal  Balance  of  each  Contract  that  became   a
                                    Liquidated  Contract (defined below) during such related
                                    Collection Period.
                                    The "Scheduled Principal Balance" of a Contract for  any
                                    Distribution Date is its principal balance as of the Due
                                    Date in the Collection Period immediately preceding such
                                    Distribution  Date, after giving  effect to all previous
                                    partial prepayments,  all previous  scheduled  principal
                                    payments   (whether  or  not  paid)  and  the  scheduled
                                    principal payment  due on  such  Due Date,  but  without
                                    giving  effect to  any adjustment  due to  bankruptcy or
                                    similar proceedings. The "Scheduled Principal  Reduction
                                    Amount"  for  any  Distribution Date  is  an approximate
                                    calculation (performed on an aggregate basis rather than
                                    on  a  Contract-by-Contract  basis)  of  the   scheduled
                                    payments  of principal due during the related Collection
                                    Period. Both  of these  terms are  more fully  described
                                    herein under "Description of the Certificates -- Distri-
                                    butions" herein.
                                    The   "Pool   Scheduled  Principal   Balance"   for  any
                                    Distribution Date  is equal  to  the Cut-off  Date  Pool
                                    Principal  Balance  less  the  aggregate  of  the  Total
                                    Regular Principal  Amounts  for all  prior  Distribution
                                    Dates.
                                    In  general,  a  "Liquidated  Contract"  is  a defaulted
                                    Contract as  to  which  all amounts  that  the  Servicer
                                    expects   to   recover   relating   to   such   Contract
                                    ("Liquidation   Proceeds")   have   been   received.   A
                                    Liquidated  Contract includes any  defaulted Contract in
                                    respect of which the related Manufactured Home has  been
                                    realized  upon and disposed of  and the proceeds of such
                                    disposition have been received.
                                    The "Class A Certificate Balance" as of any Distribution
                                    Date is the Initial Class A Certificate Balance less all
                                    amounts previously distributed to Class A
                                    Certificateholders on account of principal; the "Class B
                                    Certificate Balance" as of any Distribution Date is  the
                                    Initial  Class  B Certificate  Balance less  all amounts
                                    previously  distributed  to  holders  of  the  Class   B
                                    Certificates  on account of principal. In no event shall
                                    the aggregate distributions of principal to the  holders
                                    of  the  Class A  and  Class B  Certificates  exceed the
                                    Initial Class  A  Certificate Balance  and  the  Initial
                                    Class B Certificate Balance, respectively.

                                      S-7A

Subordination of the Class B
 Certificates.....................  The rights of the holders of the Class B Certificates to receive  distributions of available amounts in the Trust
                                    Fund  will  be  subordinate,  to  the  extent  described
                                    herein,  to such  rights of the  holders of  the Class A
                                    Certificates. This subordination is intended to  enhance
                                    the  likelihood of regular receipt by the holders of the
                                    Class A Certificates of the full amount of interest  and
                                    principal  distributable  thereon  and  to  afford  such
                                    holders  protection   against   losses   on   Liquidated
                                    Contracts.
                                    The  protection  afforded  to  the  holders  of  Class A
                                    Certificates by means of the subordination of the  Class
                                    B  Certificates will be  accomplished by the application
                                    of  the  Available  Distribution  Amount  in  the  order
                                    specified  under "Distributions"  above. Accordingly, in
                                    the event that the Available Distribution Amount on  any
                                    Distribution  Date  is  not  sufficient  to  permit  the
                                    distribution of the amount of interest and the specified
                                    portion of the Formula Principal Distribution Amount due
                                    to  the  holders  of  the  Class  A  Certificates,   the
                                    subordination  of the Class  B Certificates will protect
                                    the Class  A Certificateholders  by  the right  of  such
                                    Certificateholders   to  receive  distributions  of  the
                                    Available Distribution Amount in respect of interest and
                                    the Formula  Principal  Distribution Amount  that  would
                                    otherwise  have been distributable to the holders of the
                                    Class   B   Certificates,   until   any   shortfall   in
                                    distributions to the holders of the Class A Certificates
                                    has  been satisfied, to the extent described herein. See
                                    "Description of the  Certificates -- Distributions"  and
                                    "Description   of  the  Certificates  --  Subordination"
                                    herein.
Losses on Liquidated Contracts....  As described above, the  Total Regular Principal  Amount
                                    distributable to the holders of the Series 199[ ]-[    ]
                                    Regular  Certificates on each Distribution Date includes
                                    the Scheduled Principal  Balance of  each Contract  that
                                    became  a  Liquidated  Contract  during  the immediately
                                    preceding Collection Period.  The Liquidation  Proceeds,
                                    net  of (i) certain expenses  incurred to liquidate such
                                    Liquidated  Contract,  (ii)   all  accrued  and   unpaid
                                    interest  thereon  and  (iii) all  Monthly  Advances (as
                                    defined below) required  to be made  in respect of  such
                                    Liquidated  Contract  (the "Net  Liquidation Proceeds"),
                                    may be less than the Scheduled Principal Balance of such
                                    Liquidated Contract. Under such circumstances, the  loss
                                    on  the  Liquidated  Contract,  in  the  amount  of  the
                                    deficiency between the Net Liquidation Proceeds and  the
                                    Scheduled Principal Balance of such Liquidated Contract,
                                    may  be covered to the extent of the amount (the "Excess
                                    Interest"), if any, by  which the interest collected  on
                                    nondefaulted Contracts during the same Collection Period
                                    exceeds interest distributions due to the holders of the
                                    Series  199[  ]-[       ] Regular  Certificates  and the
                                    Monthly Servicing Fee.
                                    The effect of any losses on Liquidated Contracts  during
                                    a Collection Period in excess of the aggregate of Excess
                                    Interest  generally will be to reduce the Pool Scheduled
                                    Principal  Balance  below   the  aggregate   Certificate
                                    Balance  of  the  Certificates  (excluding  the  Class R
                                    Certificates) on the related  Distribution Date. In  the

                                      S-8A

                                    event  the Pool Scheduled  Principal Balance falls below
                                    the aggregate Certificate Balance of the Certificates on
                                    any Distribution  Date,  shortfalls and/or  losses  will
                                    arise with respect to the Certificates, which shortfalls
                                    and/or   losses   will   be  borne   by   the   Class  B
                                    Certificateholders and the Senior Certificateholders, in
                                    that order.
Monthly Advances..................  For  each  Distribution  Date,  the  Servicer  will   be
                                    obligated to make an advance (a "Monthly Advance") equal
                                    to  the lesser  of (i) delinquent  scheduled payments of
                                    principal and interest on the Contracts that were due in
                                    the preceding Collection Period and (ii) the amount,  if
                                    any,  by which scheduled  distributions of principal and
                                    interest due  on  the Series  199[  ]-[       ]  Regular
                                    Certificates  exceeds certain amounts  on deposit in the
                                    Certificate Account (as hereinafter  defined) as of  the
                                    last day of the immediately preceding Collection Period,
                                    except  to the extent, in  the Servicer's judgment, such
                                    advance would  not  be  recoverable  from  related  late
                                    payments,  Liquidation  Proceeds or  otherwise. Advances
                                    are reimbursable  to the  Servicer as  described  herein
                                    under "Description of the Certificates -- Advances."
Security Interests in the Manufac-
 tured Homes; Transfer of
 Contracts and Security Interests;
 Repurchase or Substitution
 Obligations......................  In  connection  with the  issuance of  the Certificates,
                                    [SPFSC will convey all of its interests in the Contracts
                                    sold by it  to Bank  of America,  and] each  of Bank  of
                                    America  and BankAmerica Housing Services will convey to
                                    the Trustee  all of  their respective  interests in  the
                                    Contracts.  As described  in the  Prospectus under "Risk
                                    Factors -- Security Interests in the Manufactured Homes"
                                    and "Certain Legal Aspects of the Contracts --  Security
                                    Interests in the Manufactured Homes" the certificates of
                                    title   for  the  Manufactured   Homes  [(including  the
                                    Manufactured Homes securing  Contracts which  are to  be
                                    sold by SPFSC to Bank of America)] will show BankAmerica
                                    Housing   Services  as  the   lienholder,  and  the  UCC
                                    financing  statements,  where   applicable,  will   show
                                    BankAmerica  Housing Services as  secured party. Because
                                    of  the   expense   and   administrative   inconvenience
                                    involved,  neither  the  certificates of  title  for the
                                    Manufactured Homes  nor  the  UCC  financing  statements
                                    evidencing  the Trustee's interest  in such Manufactured
                                    Homes will be notated or amended, as the case may be, to
                                    change the lienholder specified therein to the  Trustee.
                                    In  some states,  in the absence  of such  a notation or
                                    amendment, the assignment to the Trustee of the security
                                    interest in the Manufactured Homes may not be  effective
                                    against   creditors  of  BankAmerica  Housing  Services.
                                    However, neither Seller will be obligated to  repurchase
                                    or  substitute  a Contract  solely on  the basis  of the
                                    failure  by  Bank  of  America  or  BankAmerica  Housing
                                    Services  to cause any such  notation or amendment to be
                                    made  with  respect  to  a  document  of  title  or  UCC
                                    financing  statement  relating to  a  Manufactured Home,
                                    except under  certain  limited  specified  circumstances
                                    described  herein under "Description of the Certificates
                                    -- Conveyance of Contracts."

                                      S-9A

                                    Under the Agreement, each of  the Sellers will agree  to
                                    repurchase, or at its option substitute another contract
                                    for, a Contract sold by it if it has failed to perfect a
                                    first-priority  security  interest in  such Manufactured
                                    Home or in  the event of  certain violations of  federal
                                    and  state consumer protection laws applicable to credi-
                                    tors or assignees of the Contracts, unless such  failure
                                    does  not materially and  adversely affect the Trustee's
                                    interest in the Contract or such failure has been cured.
                                    Under certain  federal  and  state  laws  governing  the
                                    perfection  of security interests  in manufactured homes
                                    and the enforcement of rights to realize upon the  value
                                    of  manufactured homes, the  Trustee's security interest
                                    in a Manufactured Home could be rendered subordinate  to
                                    the  interest of other parties  if the Manufactured Home
                                    has been  affixed  to real  estate  or is  relocated  to
                                    another  state  without  reperfection  of  the  security
                                    interest.  Neither  of   the  Sellers   will  have   any
                                    obligation to repurchase, or substitute another contract
                                    for,  a Contract sold by it unless such an affixation or
                                    relocation occurs  on or  before the  Closing Date.  See
                                    "Certain  Legal  Aspects  of the  Contracts  -- Security
                                    Interests in the Manufactured Homes" in the Prospectus.
Termination Auction...............  Within ninety days following the Distribution Date as of which the Pool Scheduled Principal Balance is less  than
                                    10%  of  the Cut-off  Date  Pool Principal  Balance, the
                                    Trustee shall  solicit  bids  for the  purchase  of  the
                                    Contracts remaining in the Trust Fund. In the event that
                                    satisfactory  bids  are  received  as  described  in the
                                    Agreement, the net sale proceeds will be distributed  to
                                    Certificateholders,  in  the same  order of  priority as
                                    collections received  in respect  of the  Contracts.  If
                                    satisfactory  bids are  not received,  the Trustee shall
                                    decline to sell the Contracts and shall not be under any
                                    obligation to  solicit  any further  bids  or  otherwise
                                    negotiate  any further sale of the Contracts. [Such sale
                                    and  consequent  termination  of  the  Trust  Fund  must
                                    constitute  a "qualified liquidation"  of the Trust Fund
                                    under  Section   860F  of   the  Code,   including   the
                                    requirement  that the qualified  liquidation takes place
                                    over a period not to  exceed 90 days.] See  "Description
                                    of  the Certificates --  Termination Auction" herein and
                                    "Description  of  the   Certificates  --  Optional   and
                                    Mandatory   Repurchase;  Termination   Auction"  in  the
                                    Prospectus. Any early termination of the Trust Fund  and
                                    early retirement of the Certificates that results from a
                                    successful Termination Auction will have an effect on an
                                    investor's  yield on such  Certificates. See "Prepayment
                                    and Yield Considerations" herein and in the Prospectus.
Optional Termination..............  If the  Trust  Fund  is not  terminated  pursuant  to  a
                                    Termination  Auction,  the  Servicer has  the  option to
                                    purchase  from  the  Trust   Fund  all  Contracts   then
                                    outstanding  and all other property in the Trust Fund on
                                    any Distribution Date after the First Distribution  Date
                                    if, among other conditions, the Pool Scheduled Principal
                                    Balance  is  less  than  5%  of  the  Cut-off  Date Pool
                                    Principal Balance. See "Description of the  Certificates
                                    -- Optional Termination" herein.

                                     S-10A

Registration of Offered
 Certificates.....................  The  Offered Certificates initially  will be represented by certificates registered  in the  name of  Cede &  Co.
                                    ("Cede")  as the nominee of The Depository Trust Company
                                    ("DTC"), and  will  only be  available  in the  form  of
                                    book-entries  on  the records  of DTC  and participating
                                    members thereof. Certificates  representing the  Offered
                                    Certificates  will  be  issued in  definitive  form only
                                    under the  limited circumstances  described herein.  All
                                    references  herein to  "holders" or "Certificateholders"
                                    shall reflect  the rights  of beneficial  owners of  the
                                    Offered  Certificates ("Certificate Owners") as they may
                                    indirectly  exercise   such  rights   through  DTC   and
                                    participating   members  thereof,  except  as  otherwise
                                    specified herein. See "Risk Factors" and "Description of
                                    the  Certificates   --  Global   Certificates"  in   the
                                    Prospectus  and  "Description  of  the  Certificates  --
                                    General"  and  "Description   of  the  Certificates   --
                                    Distributions" herein.
Federal Income Tax
 Consequences.....................  For  federal income  tax purposes,  an election  will be made to treat the Trust  Fund as a real estate  mortgage
                                    investment  conduit ("REMIC"). The Series 199[  ]-[    ]
                                    Regular Certificates will constitute "regular interests"
                                    in the  REMIC  and generally  will  be treated  as  debt
                                    instruments  of the  Trust Fund  for federal  income tax
                                    purposes with payment terms  equivalent to the terms  of
                                    such  Certificates. The  Series 199[ ]-[      ] Residual
                                    Certificates will be treated as the "residual  interest"
                                    in the REMIC for federal income tax purposes. Holders of
                                    the Series 199[ ]-[    ] Regular Certificates that would
                                    otherwise   report  income   under  a   cash  method  of
                                    accounting will be required to include in income  inter-
                                    est  on the  Series 199[ ]-[      ] Regular Certificates
                                    (including original issue discount  ("OID"), if any)  in
                                    accordance with an accrual method of accounting.
                                    The  Offered Certificates, depending on their respective
                                    issue prices, may be issued with OID for federal  income
                                    tax purposes.
                                    See "Certain Federal Income Tax Consequences" herein and
                                    in the Prospectus.
ERISA Considerations..............  SENIOR  CERTIFICATES.    Subject to  the  conditions and
                                    discussion set forth  herein, the  Class A  Certificates
                                    may  be  purchased by  employee  benefit plans  that are
                                    subject to the Employee  Retirement Income Security  Act
                                    of    1974,   as    amended   ("ERISA").    See   "ERISA
                                    Considerations" herein and in the Prospectus.
                                    SUBORDINATE CERTIFICATES.  A  fiduciary of any  employee
                                    benefit  plan  or  other plan  subject  to  ERISA and/or
                                    Section 4975 of  the Internal Revenue  Code of 1986,  as
                                    amended  (the "Code")  should not  purchase or  hold the
                                    Class B Certificates as such actions may give rise to  a
                                    transaction  prohibited under  ERISA or  Section 4975 of
                                    the Code. See "ERISA  Considerations" herein and in  the
                                    Prospectus.
Legal Investment..................  The  [Class A] Certificates at the time of issuance will qualify  as  "mortgage  related  securities"  under  the
                                    Secondary  Mortgage Market  Enhancement Act  of 1984, as
                                    amended ("SMMEA") and,

                                     S-11A

                                    as such, will constitute  legal investments for  certain
                                    types of investors to the extent provided in SMMEA. Such
                                    institutions  should consult their own legal advisors in
                                    determining whether  and to  what extent  the [Class  A]
                                    Certificates   constitute  legal  investments  for  such
                                    investors.
                                    [Because the Class B Certificates will not, at the  time
                                    of  issuance, be rated in one  of the two highest rating
                                    categories of [             ], the Class B  Certificates
                                    will  not constitute  "mortgage related  securities" for
                                    purposes of SMMEA.  Accordingly, many institutions  with
                                    legal   authority  to   invest  in   more  highly  rated
                                    securities based  on first  mortgage  loans may  not  be
                                    legally   authorized   to   invest   in   the   Class  B
                                    Certificates.  No  representation  is  made  as  to  any
                                    regulatory  requirements  or  considerations  (including
                                    without limitation  regulatory  capital  or  permissible
                                    investment  requirements) applicable to  the purchase of
                                    the Class  B Certificates  by  banks, savings  and  loan
                                    associations   or  other  financial  institutions.  Such
                                    institutions should consult their own legal advisors  in
                                    determining  whether  and  to  what  extent  the Offered
                                    Certificates  constitute  legal  investments  for   such
                                    investors.  See  "Legal  Investment" herein  and  in the
                                    Prospectus.]
Rating............................  It is  a  condition  to  the  issuance  of  the  Offered
                                    Certificates  that  the  Class A  Certificates  be rated
                                    "[    ]"  and that  the Class  B Certificates  be  rated
                                    "[   ]" by [            ]. The Seller[s] [has][have] not
                                    requested  ratings  on the  Offered Certificates  by any
                                    rating agency other than [            ]. However,  there
                                    can  be  no assurance  as  to whether  any  other rating
                                    agency will rate any or all of the Offered Certificates,
                                    or if it does, what rating would be assigned by any such
                                    other rating  agency. A  rating  on any  or all  of  the
                                    Offered  Certificates by certain  other rating agencies,
                                    if assigned  at  all,  may  be  lower  than  the  rating
                                    assigned  to such Certificates by  [              ]. See
                                    "Ratings" herein and in the Prospectus.
                                    A security rating is not  a recommendation to buy,  sell
                                    or  hold securities  and may  be subject  to revision or
                                    withdrawal at any time.

                                     S-12A

                                  RISK FACTORS

    The discussion under "Risk Factors" in the Prospectus should be read carefully in connection with a decision to invest in any of the Offered Certificates. The following discussion supplements, and does not replace or supersede the discussion under "Risk Factors" in the Prospectus, unless the context expressly so provides.

    1. LIMITED LIQUIDITY. Only the Offered Certificates are being offered hereby. The Underwriters intend to make a secondary market in the Offered Certificates, but have no obligation to do so. There can be no assurance that a secondary market will develop for the Offered Certificates or, if it does develop, that it will provide the holders of either Class of Offered Certificates with liquidity of investment or that it will remain for the term of such Class of Offered Certificates.

    2. DISTRIBUTIONS OF PRINCIPAL. The yield to maturity on the Class B Certificates will be affected by the rate at which Contracts become Liquidated Contracts and the severity of ensuing losses on such Liquidated Contracts and the timing thereof. [For any Distribution Date on which the Class A Certificate Balance has not been reduced to zero, the Class A Certificateholders will receive all payments of principal that are made on the Contracts.] It is not possible to predict the timing of the occurrence of the Distribution Date, if any, on which the Class A Certificate Balance will be reduced to zero, which occurrences will be affected by the rate of voluntary prepayments in addition to prepayments due to default and subsequent liquidation. Prepayment on Contracts may be influenced by a variety of economic, geographic, social and other factors, including repossessions, aging, seasonality, market interest rates, changes in housing needs, job transfers and unemployment. See "Prepayment and Yield Considerations" herein and in the Prospectus.

    3. NO RECOURSE. Neither Bank of America nor BankAmerica Housing Services nor any of their affiliates will have any obligations with respect to the Offered Certificates except, in the case of the Sellers, for obligations arising from certain representations and warranties of Bank of America and BankAmerica Housing Services, as the case may be, with respect to the Contracts sold by it in the Contract Pool and, in the case of BankAmerica Housing Services, for certain contractual servicing obligations, each as further described herein. SUBJECT ONLY TO THE FOREGOING EXCEPTIONS, THE OFFERED CERTIFICATES WILL NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF BANK OF AMERICA OR BANKAMERICA HOUSING SERVICES, THEIR PARENT CORPORATION, BANKAMERICA CORPORATION, OR ANY AFFILIATE THEREOF, AND ASSETS IN THE TRUST FUND WILL CONSTITUTE THE ONLY SOURCE OF FUNDS FOR PAYMENT ON THE OFFERED CERTIFICATES. NONE OF THE OFFERED CERTIFICATES NOR THE UNDERLYING CONTRACTS OR ANY COLLECTIONS THEREON WILL BE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

    [4.   CLASS B  CERTIFICATES.  The  Class B Certificates  will not constitute
"mortgage related securities" for purposes of SMMEA. Accordingly, many institutions with legal authority to invest in SMMEA securities will not be able to invest in the Class B Certificates, thereby limiting the market for such securities. See "Legal Investment" in the Prospectus.]

                               THE CONTRACT POOL

    Each Contract was purchased or originated by BankAmerica Housing Services or SPFSC, in each case on an individual basis in the ordinary course of its business. A description of BankAmerica Housing Services' and SPFSC's general practices with respect to the origination or purchase of manufactured housing contracts similar to the Contracts is set forth in the Prospectus under "The Sellers -- Loan Originations" and "The Sellers -- Underwriting Policies."

    On the date of initial issuance of the Offered Certificates, the Sellers will convey to the Trust Fund the Contracts owned by it immediately prior to such conveyance. The Contract Pool in the Trust Fund will consist of such Contracts. BankAmerica Housing Services, as Servicer, will obtain and maintain possession of all Contract documents.

                                     S-13A

    Approximately [ ]% of the Contracts (by outstanding principal balance as of the Cut-off Date) will be sold by BankAmerica Housing Services and approximately [ ]% will be sold by Bank of America. [Approximately [ ]% of the Contracts in the Contract Pool were purchased by Bank of America from SPFSC immediately prior to its conveyance of such Contracts to the Trust Fund.] Subject to several exceptions, the Contracts being sold by Bank of America will have one or both of the following attributes: (i) the amount financed is more than 90% but not more than 95% of the Value (defined below) of any Manufactured Home and (ii) the original term to maturity is more than 20 years but not more than 30 years.

    The Contracts are all [fixed] rate, [actuarial] Contracts. [None of the Contracts in the Contract Pool (i) is secured by a lien on real estate, (ii) was purchased in bulk from an unrelated third party, (iii) is insured in whole or in part or guaranteed in whole or in part, as applicable, by the Veterans Administration, the Federal Housing Administration or by any other governmental entity or instrumentality, (iv) is amortized using the "simple interest" amortization method or (v) has a variable Contract Rate or a Contract Rate which steps up on particular dates.]

    Management of  BankAmerica  Housing Services  estimates  that in  excess  of
[    ]% of the Manufactured Homes are used as primary residences by the Obligors under the Contracts secured by such Manufactured Homes.

    All Contracts have [fixed] Contract Rates. As of the Cut-off Date, the Contract Rates on the Contracts ranged from [ ]% to [ ]%. The weighted average Contract Rate of the Contracts as of the Cut-off Date was approximately [ ]%. As of the Cut-off Date, the Contracts had remaining scheduled maturities of at least [ ] months but not more than [ ] months, and original scheduled maturities of at least [ ] months but not more than [ ] months. As of the Cut-off Date, the Contracts had a weighted average remaining term to maturity of approximately [ ] months, and a weighted average original term to scheduled maturity of approximately [ ] months. The average outstanding principal balance
of  the Contracts as of the Cut-off  Date was approximately $[         ] and the
outstanding principal balances of  the Contracts as of  the Cut-off Date  ranged
from  approximately $[         ] to $[          ]. The weighted average loan-to-
value ratio for the Contracts at origination was approximately [ ]% and the loan-to-value ratio of the Contracts at origination ranged from [ ]% to [ ]%. "Value" in such calculation is equal to the stated cash sale price of such Manufactured Home, including sales and other taxes, plus, to the extent financed, filing and recording fees imposed by law, premiums for related insurance and prepaid finance charges. BankAmerica Housing Services' underwriting practices regarding loan-to-value ratios of Contracts it originates or purchases are set forth in the Prospectus under "The Sellers -- Loan Originations" and "The Sellers -- Underwriting Policies." Manufactured homes, unlike site-built homes, generally depreciate in value, and it has been BankAmerica Housing Services' experience that, upon repossession, the market value of a manufactured home securing a manufactured housing contract is generally lower than the principal balance of the related manufactured housing contract. Certain statistical information relating to the average percentage of principal recovered upon liquidation of certain manufactured housing contracts is set forth herein and in the Prospectus under "The Sellers -- Delinquency and Loan Loss/Repossession Experience." Such statistical information is included herein and therein only for illustrative purposes. There is no assurance that the Contracts have characteristics that are similar to the manufactured housing contracts to which such statistical information relates. In addition, the percentage recovery of principal on liquidation of manufactured housing contracts historically has been adversely affected by downturns in regional or local economic conditions. These regional or local economic conditions are often volatile, and no predictions can be made regarding future economic loss upon liquidation. In light of the foregoing, no assurance can be given that the percentage of principal recovered upon liquidation of defaulted Contracts will be similar to any statistical information contained herein. See "The Sellers -- Delinquency and Loan Loss/Repossession Experience" herein and in the Prospectus.

    The Contracts are secured by Manufactured Homes located in [ ] states and the District of Columbia; approximately [ ]% of the Contracts by outstanding principal balance as of the Cut-off Date were secured by Manufactured Homes
located in [           ], [     ]% in  [          ], [      ]% in [           ],

                                     S-14A

[     ]% in [        ], [    ]% in [     ], [    ]% in [        ] and [    ]% in
[         ]. No other state  represented more than 5% (by outstanding  principal balance as of the Cut-off Date) of the Contracts. [None of the Contracts is secured by a Manufactured Home located in California.]

    Approximately [ ]% of the Contracts by outstanding principal balance as of the Cut-off Date are secured by Manufactured Homes which were new at the time
the  related  Contracts  were originated,  and  approximately [       ]%  of the
Contracts by outstanding principal balance as of the Cut-off Date are secured by Manufactured Homes which were used at the time the related Contracts were originated.

                                     S-15A

    Set forth below is a description of certain additional characteristics of the Contracts:

       GEOGRAPHICAL DISTRIBUTION OF MANUFACTURED HOMES AS OF ORIGINATION

                                                          NUMBER OF                             % OF CONTRACT POOL
                                                          CONTRACTS      AGGREGATE PRINCIPAL      BY OUTSTANDING
                                                        AS OF CUT-OFF    BALANCE OUTSTANDING     PRINCIPAL BALANCE
STATE                                                       DATE         AS OF CUT-OFF DATE   AS OF CUT-OFF DATE (1)
- ----------------------------------------------------  -----------------  -------------------  -----------------------
Arizona.............................................
Arkansas............................................
Colorado............................................
Connecticut.........................................
Delaware............................................
District of Columbia................................
Florida.............................................
Georgia.............................................
Idaho...............................................
Illinois............................................
Indiana.............................................
Iowa................................................
Kansas..............................................
Kentucky............................................
Louisiana...........................................
Maine...............................................
Maryland............................................
Massachusetts.......................................
Michigan............................................
Minnesota...........................................
Mississippi.........................................
Missouri............................................
Montana.............................................
Nebraska............................................
Nevada..............................................
New Hampshire.......................................
New Jersey..........................................
New Mexico..........................................
New York............................................
North Carolina......................................
North Dakota........................................
Ohio................................................
Oklahoma............................................
Oregon..............................................
Pennsylvania........................................
South Carolina......................................
South Dakota........................................
Tennessee...........................................
Texas...............................................
Utah................................................
Vermont.............................................
Virginia............................................
Washington..........................................
West Virginia.......................................
Wisconsin...........................................
Wyoming.............................................
                                                             -------            --------                  ---
    Total...........................................                         $                               %
                                                             -------            --------                  ---
                                                             -------            --------                  ---

- ------------------------
(1) Entries may not add to 100.00% due to rounding.

                                     S-16A

                       YEARS OF ORIGINATION OF CONTRACTS

                                                          NUMBER OF                             % OF CONTRACT POOL
                                                          CONTRACTS      AGGREGATE PRINCIPAL      BY OUTSTANDING
                                                        AS OF CUT-OFF    BALANCE OUTSTANDING     PRINCIPAL BALANCE
YEAR OF ORIGINATION                                         DATE         AS OF CUT-OFF DATE   AS OF CUT-OFF DATE (1)
- ----------------------------------------------------  -----------------  -------------------  -----------------------
1993................................................
1994................................................
1995................................................
1996................................................
                                                             -------            --------                  ---
    Total...........................................                         $                               %
                                                             -------            --------                  ---
                                                             -------            --------                  ---

- ------------------------
(1) Entries may not add to 100.00% due to rounding.

          DISTRIBUTION OF ORIGINAL PRINCIPAL BALANCES OF CONTRACTS (1)

                                                          NUMBER OF                             % OF CONTRACT POOL
                                                          CONTRACTS      AGGREGATE PRINCIPAL      BY OUTSTANDING
                                                        AS OF CUT-OFF    BALANCE OUTSTANDING     PRINCIPAL BALANCE
ORIGINAL CONTRACT AMOUNT                                    DATE         AS OF CUT-OFF DATE   AS OF CUT-OFF DATE (2)
- ----------------------------------------------------  -----------------  -------------------  -----------------------
$0 - 5,000..........................................
$5,001 - 7,500......................................
$7,501 - 10,000.....................................
$10,001 - 12,500....................................
$12,501 - 15,000....................................
$15,001 - 17,500....................................
$17,501 - 20,000....................................
$20,001 - 22,500....................................
$22,501 - 25,000....................................
$25,001 - 27,500....................................
$27,501 - 30,000....................................
$30,001 - 32,500....................................
$32,501 - 35,000....................................
$35,001 - 40,000....................................
$40,001 - 45,000....................................
$45,001 - 50,000....................................
$50,001 - 55,000....................................
$55,001 - 60,000....................................
$60,001 - 65,000....................................
$65,001 - 70,000....................................
$70,001 - 75,000....................................
$75,001 - 80,000....................................
                                                             -------            --------                  ---
    Total...........................................                         $                               %
                                                             -------            --------                  ---
                                                             -------            --------                  ---

- ------------------------
(1) The greatest  original Contract principal  balance is $[           ],  which
    represents  [    ]% of the outstanding principal balance of the Contracts as of the Cut-off Date.

(2) Entries may not add to 100.00% due to rounding.

                                     S-17A

                 DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS

                                                          NUMBER OF                             % OF CONTRACT POOL
                                                          CONTRACTS      AGGREGATE PRINCIPAL      BY OUTSTANDING
                                                        AS OF CUT-OFF    BALANCE OUTSTANDING     PRINCIPAL BALANCE
LOAN-TO-VALUE RATIO (1)                                     DATE         AS OF CUT-OFF DATE   AS OF CUT-OFF DATE (2)
- ----------------------------------------------------  -----------------  -------------------  -----------------------
Less than or equal to 50%...........................
51-60%..............................................
61-70%..............................................
71-80%..............................................
81-85%..............................................
86-90%..............................................
91-95%..............................................
                                                             -------            --------                  ---
    Total...........................................                         $                               %
                                                             -------            --------                  ---
                                                             -------            --------                  ---

- ------------------------
(1) Rounded to the nearest 1%. The definition of "Value" is set forth under "The Contract Pool" above. Manufactured Homes, unlike site-built homes, generally depreciate in value, and it should generally be expected, especially with Contracts with high loan-to-value ratios at origination, that at any time after the origination of a Contract, the market value of the Manufactured Home securing such Contract may be lower than the outstanding principal balance of such Contract.

(2) Entries may not add to 100.00% due to rounding.

                         DISTRIBUTION OF CONTRACT RATES

                                                          NUMBER OF                             % OF CONTRACT POOL
                                                          CONTRACTS      AGGREGATE PRINCIPAL      BY OUTSTANDING
                                                        AS OF CUT-OFF    BALANCE OUTSTANDING     PRINCIPAL BALANCE
RANGES OF CONTRACTS BY CONTRACT RATE                        DATE         AS OF CUT-OFF DATE   AS OF CUT-OFF DATE (1)
- ----------------------------------------------------  -----------------  -------------------  -----------------------
10.25-10.49%........................................
10.50-10.74%........................................
10.75-10.99%........................................
11.00-11.24%........................................
11.25-11.49%........................................
11.50-11.74%........................................
11.75-11.99%........................................
12.00-12.24%........................................
12.25-12.49%........................................
    Total...........................................

- ------------------------
(1) Entries may not add to 100.00% due to rounding.

                                     S-18A

                          REMAINING MONTHS TO MATURITY

                                                          NUMBER OF                              % OF CONTRACT POOL
                                                          CONTRACTS      AGGREGATE PRINCIPAL       BY OUTSTANDING
                                                        AS OF CUT-OFF    BALANCE OUTSTANDING     PRINCIPAL BALANCE
MONTHS REMAINING AS OF CUT-OFF DATE                         DATE         AS OF CUT-OFF DATE    AS OF CUT-OFF DATE (1)
- ----------------------------------------------------  -----------------  -------------------  ------------------------
Greater than 15 and less than or equal to 30........
Greater than 31 and less than or equal to 60........
Greater than 61 and less than or equal to 90........
Greater than 91 and less than or equal to 120.......
Greater than 121 and less than or equal to 150......
Greater than 151 and less than or equal to 180......
Greater than 181 and less than or equal to 210......
Greater than 211 and less than or equal to 240......
Greater than 241 and less than or equal to 300......
Greater than 301 and less than or equal to 360......
                                                            -------             --------                  ---
    Total...........................................                         $                               %
                                                            -------             --------                  ---
                                                            -------             --------                  ---

- --------------------------
(1) Entries may not add to 100.00% due to rounding.

                                  THE SELLERS

    The following information supplements the information in the Prospectus under the heading "The Sellers."

    The volume of manufactured housing contracts originated by SPHSI (the business predecessor of BankAmerica Housing Services, as described in the Prospectus under "The Sellers -- BankAmerica Housing Services"), BankAmerica Housing Services or purchased by SPHSI or BankAmerica Housing Services from dealers on an individual basis for the periods indicated below and certain other information at the end of such periods are as follows:

            CONTRACTS ORIGINATED OR PURCHASED ON AN INDIVIDUAL BASIS
                             (DOLLARS IN THOUSANDS)

                                                                                                         FIRST
                                                                                                        QUARTER
                                                            YEAR ENDED DECEMBER 31,                      ENDED
                                           ---------------------------------------------------------  [MARCH 31,
                                             1991       1992       1993        1994         1995         1996]
                                           ---------  ---------  ---------  -----------  -----------  -----------
Principal Balance of Contracts Purchased
 (1)(2)..................................  $ 605,861  $ 758,757  $ 873,227  $ 1,248,346  $ 2,586,896   $
Number of Contracts Purchased (1)........     27,612     32,752     35,645       46,865       87,407
Average Contract Size (2)................  $    21.9  $    23.2  $    24.5  $      26.6  $      29.6   $
Weighted Average Contract Rate (2).......      13.00%     11.55%     10.03%       10.68%       10.04%
Number of Regional Offices (3)...........         20         23         26           35           38

- --------------------------
(1) Does not include any portfolios acquired in bulk from third parties. Includes only contracts originated by SPHSI or BankAmerica Housing Services or purchased from dealers.

(2) Based on principal balance or Contract Rate, as applicable, at the time of origination or purchase in the specified period.

(3) Includes regional offices in the United States originating or purchasing manufactured housing contracts as of the end of the time period.

                                     S-19A

    The following table shows the size of the portfolio of manufactured housing contracts serviced (including contracts already in repossession) by SPHSI and now BankAmerica Housing Services through the manufactured housing regional office system as of the dates indicated:

                           SIZE OF SERVICED PORTFOLIO
                             (DOLLARS IN THOUSANDS)

                                                                                                          FIRST
                                                                                                         QUARTER
                                                              AT DECEMBER 31,                             ENDED
                                      ---------------------------------------------------------------   MARCH 31,
                                         1991         1992         1993         1994         1995         1996
                                      -----------  -----------  -----------  -----------  -----------  -----------
Unpaid Principal Balance of
 Contracts Being Serviced...........  $ 3,480,706  $ 4,028,114  $ 4,337,902  $ 4,877,858  $ 6,739,285  $
Average Contract Unpaid Principal
 Balance............................        $18.6        $18.6        $19.0        $19.8        $22.2            $
Number of Contracts Being
 Serviced...........................      187,636      216,714      228,452      246,572      303,739

DELINQUENCY AND LOAN LOSS/REPOSSESSION EXPERIENCE

    The delinquency, repossession and loan loss experience shown in the following tables for the periods referenced therein is for illustrative purposes only, and there is no assurance that the delinquency, repossession or loan loss experience of any Contracts sold to the Trust Fund will be similar to that set forth below. Differences between the Contract Pool and the serviced portfolio as a whole as to interest rates, borrower characteristics and location and type of collateral may result in significant differences in performance as to delinquency, repossession and loan loss experience.

    The following table sets forth the delinquency experience since 1991 of manufactured housing contracts serviced through SPHSI's and now BankAmerica Housing Services' manufactured housing regional office system (other than contracts already in repossession as of the dates indicated):

                             DELINQUENCY EXPERIENCE

                                                                                                               FIRST
                                                                                                              QUARTER
                                                                    YEAR ENDED DECEMBER 31,                    ENDED
                                                     -----------------------------------------------------   MARCH 31,
                                                       1991       1992       1993       1994       1995        1996
                                                     ---------  ---------  ---------  ---------  ---------  -----------
Number of Contracts Outstanding (1)................    186,376    215,544    227,411    245,432    302,455
Number of Contracts Delinquent (2)
30-59 days.........................................      2,460      2,317      1,992      2,599      4,408
60-89 days.........................................        607        540        469        633        974
90 days or more....................................        758        640        641        739      1,179
                                                     ---------  ---------  ---------  ---------  ---------  -----------
Total Contracts Delinquent.........................      3,825      3,497      3,102      3,971      6,561
Delinquencies as a Percentage of Contracts
 Outstanding (3)...................................      2.05%      1.62%      1.36%      1.62%      2.17%

- --------------------------
(1) Excludes contracts already in repossession.

(2) Based on number of days payments are contractually past due (assuming 30-day months). Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the following month. Excludes contracts already in repossession.

(3) By number of contracts, as of period end.

                                     S-20A

    The following table sets forth the loan loss/repossession experience of manufactured housing contracts serviced through SPHSI's and now BankAmerica Housing Services' manufactured housing regional office system (including contracts already in repossession) as of the dates indicated:

                       LOAN LOSS/REPOSSESSION EXPERIENCE
                             (DOLLARS IN THOUSANDS)

                                                                                                          FIRST
                                                                                                         QUARTER
                                                          YEAR ENDED DECEMBER 31,                         ENDED
                                      ---------------------------------------------------------------   MARCH 31,
                                         1991         1992         1993         1994         1995         1996
                                      -----------  -----------  -----------  -----------  -----------  -----------
Number of Contracts Serviced (1)....      187,636      216,714      228,452      246,572      303,739
Principal Balance of Contracts Being
 Serviced (1).......................  $ 3,480,706  $ 4,028,114  $ 4,337,902  $ 4,877,858  $ 6,739,285  $
Average Principal Recovery Upon
 Liquidation (2)....................        48.64%       47.25%       45.61%       47.61%       50.92%            %
Contract Liquidations (3)...........         3.02%        2.93%        2.51%        2.19%        2.04%            %
Net Losses (4):
  Dollars...........................  $    62,435  $    75,435  $    70,510  $    63,601  $    69,864  $
  Percentage (5)....................         1.79%        1.87%        1.63%        1.30%        1.04%            %
Contracts in Repossession...........        1,260        1,170        1,041        1,140        1,284

- --------------------------
(1) As of period end. Includes contracts already in repossession.

(2) As a percentage of the outstanding principal balance of contracts that were liquidated during the applicable period, based on the gross amounts recovered upon liquidation less any liquidation proceeds applied to unpaid interest accrued through the date of liquidation and after the payment of repossession and other liquidation expenses.

(3) Number of contracts liquidated during the period as a percentage of the total number of contracts being serviced as of period end.

(4) The calculation of net loss includes unpaid interest accrued through the date of liquidation and all repossession and other liquidation expenses.

(5) The aggregate net loss amount as a percentage of the principal balance of contracts being serviced as of period end.

[BANKAMERICA HOUSING SERVICES' MANAGEMENT'S DISCUSSION AND ANALYSIS OF DELINQUENCY, REPOSSESSION AND LOAN LOSS EXPERIENCE]

                   [TO PROSPECTUS SUPPLEMENT, AS APPLICABLE.]

                                     S-21A

                      PREPAYMENT AND YIELD CONSIDERATIONS

    The general prepayment and yield considerations discussed in the Prospectus under "Prepayment and Yield Considerations" should be read carefully in connection with a decision to invest in any of the Offered Certificates. The following discussion supplements, and does not replace or supersede the discussion under "Prepayment and Yield Considerations" in the Prospectus.

    The Contracts had maturities at origination ranging from [ ] months to [ ] months, but may be prepaid in full or in part at any time. The prepayment experience of the Contracts (including prepayments due to liquidations of defaulted Contracts) will affect the average life and the maturity of the Offered Certificates. BankAmerica Housing Services does not maintain statistics with respect to the rate of prepayment of manufactured housing contracts in its servicing portfolio, except for contracts in certain pools of manufactured housing contracts sold by SPHSI [and contracts in certain pools of manufactured housing contracts sold by BankAmerica Housing Services, Bank of America or SPFSC, as the case may be,] for which at least eighteen months of prepayment information is available, as described in Appendix A to this Prospectus Supplement. For example, the Contract Pool might include Contracts with Contract Rates that are generally higher or lower, in absolute terms or in comparison to prevailing rates, than the contract rates of the contracts from which are derived certain historical statistical data set forth in Appendix A. As a result, the prepayment performance of the Contracts contained in the Contract Pool might be higher or lower than the prepayment performance of the contracts reflected in the historical data. In addition, although BankAmerica Housing Services' management is aware of limited publicly available information relating to historical rates of prepayment on manufactured housing contracts, BankAmerica Housing Services' management believes that such information is not necessarily indicative of the rate of prepayment that may be expected to be exhibited by the Contracts. Nevertheless, BankAmerica Housing Services' management anticipates that a number of Contracts will be prepaid in full in each year during which the Offered Certificates are outstanding. See "Prepayment and Yield Considerations
- -- Prepayment Considerations," "Description of the Certificates -- Optional and Mandatory Repurchase; Termination Auction" and "Certain Legal Aspects of the Contracts -- Transfers of Manufactured Homes; Enforceability of Restrictions on Transfer" in the Prospectus[, "Description of the Certificates -- Termination Auction"] and "Description of the Certificates -- Optional Termination" herein for a discussion of certain factors that may influence prepayments, including
homeowner  mobility,  general  and  regional  economic  conditions,   prevailing
interest rates, provisions in the Contracts prohibiting the owner from selling the Manufactured Home without the prior consent of the holder of the related Contract, the early termination of the Trust Fund pursuant to a successful Termination Auction and the option of the Servicer (whether or not BankAmerica Housing Services remains the Servicer) to purchase the Contracts and any other property constituting the Trust Fund. In addition, repurchases of Contracts on account of certain breaches of representations and warranties as described below under "Description of the Certificates -- Conveyance of Contracts" will have the effect of prepaying such Contracts and therefore will affect the average life of the Certificates.

    The allocation of distributions to the Certificateholders in accordance with the Agreement will have the effect of accelerating the amortization of the Class A Certificates and delaying the amortization of the Class B Certificates from the amortization that otherwise would be applicable if distributions in respect of the Total Regular Principal Amount were made pro rata according to the outstanding principal balances of the Series 199[ ]-[ ] Regular Certificates. If a purchaser of Offered Certificates in either Class purchases them at a discount and calculates its anticipated yield to maturity based on an assumed rate of distributions of principal on such Class of Offered Certificates that is faster than the rate actually realized, such purchaser's actual yield to maturity will be lower than the yield so calculated by such purchaser. See "Description of the Certificates -- Distributions" herein and "Prepayment and Yield Considerations" in the Prospectus.

    There can be no assurance that the delinquency or repossession experience set forth under "The Sellers -- Delinquency and Loan Loss/Repossession Experience" will be representative of the results that may be experienced with respect to the Contracts. See "Prepayment and Yield Considerations" in the Prospectus for a discussion of the effect delinquencies and repossessions on the Contracts would have on the average life of the Certificates.

                                     S-22A

    The expected final scheduled  payment date on the  Contract with the  latest
maturity is in [            ].

    As described herein under "Description of the Certificates -- Subordination" and "Description of the Certificates -- Losses on Liquidated Contracts," to the extent that, on any Distribution Date, the Available Distribution Amount is not sufficient to permit a full distribution of the Total Regular Principal Amount to the holders of any Class of Offered Certificates, the effect will be to cause the Offered Certificates to be amortized more slowly than they otherwise would have been amortized, and losses on Liquidated Contracts and delinquencies on the Contracts (if not covered by Monthly Advances) will be borne by the holders of such Class of Offered Certificates in the manner described thereunder and as described below.

    In the event there is a sufficiently large number of delinquencies on the Contracts in any Collection Period that were not covered by Monthly Advances as described herein, the amounts distributed to the holders of the Offered
Certificates could be less than the amount of principal and interest that otherwise would be payable on such Certificates on the related Distribution Date. In such event, even if delinquent payments on the Contracts were eventually recovered upon liquidation, if the amounts received do not include interest on delinquent interest payments, the effective yield on the Contracts would be reduced, and under certain circumstances it is possible that sufficient Available Distribution Amounts might not be available to provide for aggregate distributions on the Offered Certificates equal to the sum of their initial outstanding Certificate Balances plus accrued interest thereon, thereby reducing the effective yield on such Certificates.

    Although Contract Rates on the Contracts vary, prepayments on Contracts will not affect the respective Pass-Through Rates on the Offered Certificates because such Pass-Through Rates [are fixed and] will not exceed the Contract Rate on any Contract (less [ ]% per annum for the Monthly Servicing Fee, as defined hereinafter). Obligors are not required to pay interest on the Contracts after the date of full prepayment of principal or the date of a partial prepayment of principal (to the extent of such partial prepayment). As a result, partial or full prepayments in advance of the related Due Dates for such Contracts in any Collection Period will reduce the amount of interest received from the related Obligors during such Collection Period to less than one month's interest. However, when a partial prepayment is made on a Contract or a Contract is prepaid in full during any Collection Period, but after the Due Date for such Contract in such Collection Period, the effect will be to increase the amount of interest received from the related Obligor during such Collection Period to more than one month's interest. If a sufficient amount of partial prepayments are made or a sufficient number of Contracts are prepaid in full in a given Collection Period in advance of their respective Due Dates, interest received on all of the Contracts during that Collection Period, after netting out the Monthly Servicing Fee (and other expenses of the Trust Fund), may be less than the interest payable on the Class A and/or Class B Certificates on the related Distribution Date. As a result, the Available Distribution Amount for the related Distribution Date may not be sufficient to distribute the interest on the Offered Certificates in the full amount set forth herein under "Description of the Certificates -- Distributions" and to make a full distribution of the Total Regular Principal Amount to the Class A and/or Class B Certificateholders. Although no assurance can be given in this matter, BankAmerica Housing Services does not anticipate that the net shortfall of interest caused by partial prepayments or prepayments in full in any Collection Period would be great enough, in the absence of delinquencies or liquidation losses, to reduce the Available Distribution Amount for a Distribution Date below the amount that would have been required to be distributed to the holders of the Offered Certificates on that Distribution Date in the absence of such prepayment interest shortfalls.

    Because the Contracts are [actuarial] Contracts, the outstanding principal balances thereof will reduce, for purposes of accrual of interest thereon, by a precomputed amortization amount on each Due Date whether or not the Scheduled Payment for such Due Date is received in advance of or subsequent to such Due Date. See "The Contract Pools" in the Prospectus. Thus, the effect of delinquent Scheduled Payments, even if they are ultimately paid by the Obligor, will be to reduce the yields on such Contracts below their respective Contract Rates (because interest will not have accrued on the principal portion of any Scheduled Payment while it is delinquent). If the Servicer does not make an advance with respect to such delinquent Contracts as described herein, the result will be to reduce the effective yield to the Trust Fund derived from

                                     S-23A
such Contracts to a yield below their Contract Rates. Under certain circumstances, such yield reductions could cause the aggregate yield to the Trust Fund derived from the Contract Pool to be insufficient to support the distribution of interest on the Offered Certificates, after netting out other expenses of the Trust Fund.

    The table below sets forth with respect to each pool of contracts described in Appendix A to this Prospectus Supplement (a) the initial aggregate principal balance (calculated as of the first day of the month of the sale), (b) the weighted average contract rate ("WAC") of the contracts in the pool as of the first day of the month of the sale of such pool, (c) the weighted average remaining term to maturity ("WAM") of the contracts in the pool as of the first day of the month of the sale of such pool, (d) the estimated average age of the pool as of the first day of the month of the sale of such pool, (e) the
aggregate principal balance of such pool as of [       ], 199[ ], (f) the WAC of
the contracts in the pool as of [       ], 199[ ] and (g) the percentage of  the
Prepayment  Model  (as described  in "--  Weighted Average  Life of  the Offered
Certificates" below) for  the life  of each  pool through  [          ], 199[  ]
(calculated as the annual rate of the decline in the outstanding aggregate principal balance exhibited over the life of the pool from prepayments using the weighted average coupon as of the first day of the month of the sale of the pool). The prepayment performance of the contract pools described in the following table is not indicative of the prepayment performance of the Contracts in the Trust Fund, and no assurance can be given that the prepayment performance of the Contracts in the Trust Fund will correspond with the prepayment performance of any of the pools described below or in Appendix A to this Prospectus Supplement.

                                  AGGREGATE                                                                             PERCENTAGE
                                   ORIGINAL                                    ESTIMATED      AGGREGATE                   OF THE
                                  PRINCIPAL      ORIGINAL    ORIGINAL WAM   AVERAGE AGE AT    PRINCIPAL                 PREPAYMENT
MONTH AND YEAR OF SALE             BALANCE          WAC        (MONTHS)      SALE (MONTHS)     BALANCE      WAC(1)       MODEL(1)
- ------------------------------  --------------  -----------  -------------  ---------------  -----------  -----------  -------------
September 1988................  $  106,635,430       13.44%          178               5
December 1988.................     104,666,978       13.35           184               4
May 1989......................     105,629,211       13.84           185               4
September 1989................     125,140,010       13.10           184               8
November 1989.................     105,106,711       13.14           192               2
March 1990....................     140,369,133       13.48           186               5
June 1990.....................     149,153,886       13.61           188               4
September 1990................     176,504,848       13.79           185               5
December 1990.................     176,277,296       13.69           189               5
March 1991....................     115,743,068       13.46           187              12
June 1991.....................     139,806,805       13.21           192               3
September 1991................     150,531,673       13.11           196               3
December 1991.................     150,837,421       12.76           193               3
March 1992....................     140,964,598       12.10           192               3
June 1992.....................     175,780,463       12.21           191               3
October 1992..................     175,970,703       11.57           198               3

- ------------------------
(1) As of [       ], 199[ ]

WEIGHTED AVERAGE LIFE OF THE OFFERED CERTIFICATES

    The following information is given solely to illustrate the effect of prepayments of the Contracts on the weighted average life of the Offered Certificates under the stated assumptions and is not a prediction of the prepayment rate that might actually be experienced by the Contracts.

    Weighted average life refers to the average amount of time from the date of issuance of a security until each dollar of principal of such security is repaid to the investor. The weighted average life of an Offered Certificate is determined by (i) multiplying the amount of cash distributions in reduction of the Certificate

                                     S-24A

Balance of such Certificate by the number of years from the date of issuance of such Certificate to the stated Distribution Date, (ii) adding the results, and
(iii) dividing the sum by the Initial Certificate Balance of such Certificate. The weighted average life of the Offered Certificates will be affected by the rate at which principal on the Contracts is paid. Principal payments on Contracts may be in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes repayments (other than from scheduled amortization) and liquidations due to default or other dispositions of Contracts). Prepayments on Contracts may be measured by a prepayment standard or model. The model used in this Prospectus Supplement ("Prepayment Model") is based on an assumed rate of prepayment each month of the then unpaid principal balance of a pool of new contracts. 100% of the Prepayment Model assumes prepayment rates of [ ]% per annum of the then unpaid principal balance of such Contracts in the first month of the life of the Contracts and an additional [ ]% per annum in each month thereafter (for example, [ ]% per annum in the third month) until the [ ]th month. Beginning in the [ ]th month and in each month thereafter during the life of the Contracts, 100% of the Prepayment
Model assumes a constant prepayment rate of [    ]% per annum.

    As used in the following table, "0% of the Prepayment Model" assumes no prepayments on the Contracts; "100% of the Prepayment Model" assumes the Contracts will prepay at rates equal to 100% of the Prepayment Model assumed prepayment rates; "150% of the Prepayment Model" assumes the Contracts will prepay at rates equal to 150% of the Prepayment Model assumed prepayment rates; "200% of the Prepayment Model" assumes the Contracts will prepay at rates equal to 200% of the Prepayment Model assumed prepayment rates; "250% of the Prepayment Model" assumes the Contracts will prepay at rates equal to 250% of the Prepayment Model assumed prepayment rates; and "300% of the Prepayment
Model" assumes the Contracts will prepay at rates equal to 300% of the Prepayment Model assumed prepayment rates.

    There is no assurance, however, that prepayments of the Contracts will conform to any level of the Prepayment Model, and no representation is made that the Contracts will prepay at the prepayment rates shown or any other prepayment rate. The rate of principal payments on pools of manufactured housing contracts is influenced by a variety of economic, geographic, social and other factors, including the level of interest rates and the rate at which manufactured homeowners sell their manufactured homes or default on their contracts. Other factors affecting prepayment of such contracts include changes in obligors' housing needs, job transfers, unemployment and obligors' net equity in the manufactured homes. In the case of mortgage loans secured by site-built homes, in general, if prevailing interest rates fall significantly below the interest rates on such mortgage loans, the mortgage loans are likely to be subject to higher prepayment rates than if prevailing interest rates remained at or above the rates borne by such mortgage loans. Conversely, if prevailing interest rates rise above the interest rates on such mortgage loans, the rate of prepayment would be expected to decrease. In the case of manufactured housing contracts, however, because the outstanding principal balances are, in general, smaller than mortgage loan balances and the original term to maturity of each such contract is generally shorter, the reduction or increase in the size of the monthly payments on contracts of the same maturity and principal balance arising from a change in the interest rate thereon is generally smaller. Consequently, changes in prevailing interest rates may not have a similar effect, or may have a similar effect, but to a smaller degree, on the prepayment rates on manufactured housing contracts.

    The percentages and weighted average lives in the following tables were determined assuming that (i) scheduled interest and principal payments on the Contracts are received in a timely manner and prepayments are made at the indicated percentages of the Prepayment Model set forth in the tables, (ii) the Trust Fund is terminated pursuant to a Termination Auction, (iii) the Contracts, as of the Cut-off Date, will be grouped into [four] groups having the additional characteristics set forth in the table entitled "Assumed Contract Characteristics" below, (iv) the Class A Certificates initially represent [ ]% of the entire ownership interest in the Trust Fund and have a Class A Pass-Through Rate of [ ]% per annum and the Class B Certificates will initially represent [ ]% of the entire ownership interest in the Trust Fund and have a Class B Pass-Through Rate of [ ]% per annum, (v) no interest shortfalls will arise in connection with prepayment in full of the Contracts,
(vi) there will be no repurchases of any Contracts due to a breach in a representation or warranty with respect thereto, and (vii) a servicing fee of
[    ]% per annum will be paid

                                     S-25A
to the Servicer. The tables assume that there are no losses or delinquencies on the Contracts. No representation is made that losses or delinquencies on the Contracts will be experienced at the rate assumed in the preceding sentence or at any other rate.

                        ASSUMED CONTRACT CHARACTERISTICS

                                                  CURRENT                          ORIGINAL         REMAINING
                                                 PRINCIPAL                     TERM TO MATURITY  TERM TO MATURITY
POOL                                              BALANCE       CONTRACT RATE      (MONTHS)          (MONTHS)
- --------------------------------------------  ----------------  -------------  ----------------  ----------------
1...........................................    $                          %
2...........................................
3...........................................
4...........................................
                                              ----------------  -------------  ----------------  ----------------
Total or weighted average...................
                                                $                           %

    Since the tables were prepared on the basis of the assumptions in the preceding paragraph, there are discrepancies between the payment characteristics of the actual Contracts and the payment characteristics of the Contracts assumed in preparing the tables. Any such discrepancy may have an effect upon the percentages of the Initial Class A Certificate Balance and Initial Class B Certificate Balance outstanding and weighted average lives of such Certificates set forth in the tables. In addition, since the actual Contracts and the Trust Fund have payment characteristics which differ from those assumed in preparing the tables set forth below, the distributions of principal on the Offered Certificates may be made earlier or later than as indicated in the tables.

    It is not likely that Contracts will prepay at any constant percentage of the Prepayment Model to maturity or that all Contracts will prepay at the same rate. In addition, the diverse remaining terms to maturity of the Contracts (which include recently originated Contracts) could produce slower distributions of principal than indicated in the tables at the various percentages of the Prepayment Model specified even if the weighted average remaining term to maturity of the Contracts is [ ] months.

    Investors are urged to make their investment decisions on a basis that includes their determination as to anticipated prepayment rates under a variety of the assumptions discussed herein.

    Based on the foregoing assumptions, the following tables indicate the resulting weighted average lives of the Offered Certificates and sets forth the percentage of the Initial Class A Certificate Balance and the Initial Class B Certificate Balance that would be outstanding after each of the dates shown at the indicated percentages of the Prepayment Model.

                                     S-26A

           PERCENT OF THE INITIAL CLASS A CERTIFICATE BALANCE AT THE
                 RESPECTIVE PERCENTAGES OF THE PREPAYMENT MODEL

                                                                           PREPAYMENTS (% OF PREPAYMENT MODEL)
                                                                          -------------------------------------
DATE                                                                      0%   100%   150%   200%   250%   300%
- ------------------------------------------------------------------------  ---  ----   ----   ----   ----   ----
Initial Percentage......................................................  100  100    100    100    100    100
[       ], 19[  ] (first distribution date).............................
[       ], 19[  ] (anniversary of first distribution date)..............
[       ], 19[  ].......................................................
[       ], 19[  ].......................................................
[       ], 20[  ].......................................................
[       ], 20[  ].......................................................
[       ], 20[  ].......................................................
[       ], 20[  ].......................................................
[       ], 20[  ].......................................................
[       ], 20[  ].......................................................
[       ], 20[  ].......................................................
Weighted Average Life (years)...........................................

           PERCENT OF THE INITIAL CLASS B CERTIFICATE BALANCE AT THE
                 RESPECTIVE PERCENTAGES OF THE PREPAYMENT MODEL

                                                                           PREPAYMENTS (% OF PREPAYMENT MODEL)
                                                                          -------------------------------------
DATE                                                                      0%   100%   150%   200%   250%   300%
- ------------------------------------------------------------------------  ---  ----   ----   ----   ----   ----
Initial Percentage......................................................  100  100    100    100    100    100
[       ], 19[  ] (first distribution date).............................
[       ], 19[  ] (anniversary of first distribution date)..............
[       ], 19[  ].......................................................
[       ], 19[  ].......................................................
[       ], 20[  ].......................................................
[       ], 20[  ].......................................................
[       ], 20[  ].......................................................
[       ], 20[  ].......................................................
[       ], 20[  ].......................................................
[       ], 20[  ].......................................................
[       ], 20[  ].......................................................
[       ], 20[  ].......................................................
Weighted Average Life (years)...........................................

                        DESCRIPTION OF THE CERTIFICATES

    The Certificates will be issued pursuant to the Pooling and Servicing Agreement (the "Agreement"). A form of the Pooling and Servicing Agreement will be made available to prospective investors upon request (made to the Servicer at the address specified in the Prospectus under "Incorporation of Certain Documents by Reference") and will be filed with the Securities and Exchange Commission after the initial issuance of the Certificates as exhibits to a Current Report on Form 8-K. Reference is made to the Prospectus for additional information regarding the terms and conditions of the Agreement. The following discussion supplements, and does not replace or supersede the discussion under "Description of the Certificates" in the Prospectus.

    Set forth below are summaries of the specific terms and provisions pursuant to which the Certificates will be issued. The following summaries do not purport to be complete and are subject to, and are qualified

                                     S-27A
in their entirety by reference to, the provisions of the Agreement. When particular provisions or terms used in the Agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference.

GENERAL

    [All the Offered Certificates initially will be issuable in one or more Global Certificates registered in the name of Cede as the nominee of DTC. Ownership in Offered Certificates represented by such Global Certificates will only be available in the form of book-entries on the records of DTC and participating members thereof. All references to "holders" or "Certificateholders," and to authorized denominations, when used with respect to the Offered Certificates issued as Global Certificates, shall reflect the rights of beneficial owners of the Offered Certificates ("Certificate Owners"), and limitations thereof, as they may be indirectly exercised through DTC and its participating members, except as otherwise specified herein. See "Description of the Certificates -- Global Certificates" in the Prospectus. See the Prospectus under "Description of the Certificates -- Global Certificates" for a description of the circumstances in which Definitive Certificates in the future may be issued. Any Offered Certificates issued as Definitive Certificates will be transferable and exchangeable at the corporate trust office of the Trustee at
its Corporate Trust Department in [              ]  or, if it so elects, at  the
office of an agent in [New York, New York]. No service charge will be made for any registration of exchange or transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge.

    The Offered Certificates will be issued in fully registered form only, in denominations equal to [$1,000] or any integral multiple of [one dollar] in excess thereof. The "Percentage Interest" of a Class A Certificate or Class B Certificate is the percentage obtained from dividing the original denomination of such Certificate by the Initial Class A Certificate Balance or Initial Class B Certificate Balance, respectively.

    The Trust Fund includes (i) the Contract Pool, including certain rights to receive payments on the Contracts on and after the Cut-off Date, (ii) the amounts held from time to time in the "Certificate Account" (as described below under "-- Payment on Contracts; Certificate Account") maintained by the Trustee pursuant to the Agreement, (iii) any property which initially secured a Contract and which is acquired in the process of realizing thereon, (iv) the obligations of Bank of America and BankAmerica Housing Services, under certain conditions, to repurchase Contracts sold by it with respect to which certain representations and warranties have been breached and not cured and (v) the proceeds of all insurance policies described herein.

    Bank of America and BankAmerica Housing Services will convey the Contracts to the Trustee. See "The Contract Pool" herein and "-- Conveyance of Contracts" below. BankAmerica Housing Services, as Servicer, will service the Contracts pursuant to the Agreement. The Contract documents will be held for the benefit of the Trustee by the Servicer.

    Distributions of principal and interest to the holders of the Certificates will be made on the 10th day of each month, or, if such day is not a business day, the next succeeding business day (each, a "Distribution Date") beginning in
[       ], 199[ ], to the persons in whose names the Certificates are registered at the close of business on the last business day of the month preceding the month in which such distribution payment is made (the "Record Date").

CONVEYANCE OF CONTRACTS

    On the date of initial issuance of the Certificates, Bank of America and BankAmerica Housing Services will convey to the Trustee, without recourse, all right, title and interest of Bank of America and BankAmerica Housing Services in and to the Contracts, and all rights under the standard hazard insurance policies on the related Manufactured Homes. The conveyance of the Contracts to the Trustee will include a conveyance of all rights to receive Scheduled Payments thereon that were due on or after the Cut-off Date, even if received prior to the Cut-off Date, as well as all rights to any payments received on or after the Cut-off Date (other than late receipts of Scheduled Payments that were due prior to the Cut-off Date). The Contracts will be described on a schedule attached to the Agreement (the "Contract Schedule"). The Contract Schedule will include the principal balance of each Contract as of the Cut-off Date, the amount of each Scheduled

                                     S-28A

Payment due on each Contract as of the Cut-off Date, the Contract Rate on each Contract (determined as of the Cut-off Date) and the maturity date of each Contract. Prior to the conveyance of the Contracts to the Trustee, the BankAmerica Housing Services operations department will be required to complete a review of all of the originals of the Contracts, the certificates of title to, or other evidence of a perfected security interest in, the Manufactured Homes, any related mortgages, and any assignments or modifications of the foregoing (collectively, the "Contract Files") confirming the accuracy of the Contract Schedule delivered to the Trustee. Any Contract discovered not to agree with such schedule in a manner that is materially adverse to the interests of the Certificateholders will be repurchased by Bank of America or BankAmerica Housing Services, as applicable, or replaced with another Contract, except that if the discrepancy relates to the principal balance of a Contract (determined as described above), Bank of America or BankAmerica Housing Services, as applicable, may, under certain conditions, deposit cash in the Certificate Account in an amount sufficient to offset such discrepancy. The Trustee will not review the Contract Files.

    The Servicer will hold, as custodian and agent on behalf of the Trustee, the original Contracts and copies of documents and instruments relating to each Contract and the security interest in the Manufactured Home relating to each Contract. See "Risk Factors -- Security Interests in the Manufactured Homes" and "Certain Legal Aspects of the Contracts -- Security Interests in Manufactured Homes" in the Prospectus for discussion of the consequences of the Servicer maintaining possession of the original Contracts and the security interest in the related Manufactured Homes. In order to give notice of the Trustee's right, title and interest in and to the Contracts, a UCC-1 financing statement identifying the Trustee as the secured party and identifying all the Contracts as collateral will be filed in the appropriate office in the appropriate states. The Contracts will be stamped or otherwise marked to reflect their assignment to the Trustee. To the extent that the Contracts do not constitute "chattel paper" within the meaning of the UCC as in effect in the applicable jurisdictions or to the extent that the Contracts do constitute chattel paper and a subsequent purchaser is able to take physical possession of the Contracts without notice of such assignment, the Trustee's interest in the Contracts could be defeated. See "Certain Legal Aspects of the Contracts" in the Prospectus.

    Bank of America, BankAmerica Housing Services or both of them, as applicable, will make certain representations and warranties to the Trustee with respect to each Contract sold by it, as of the Closing Date (unless expressly stated otherwise), including the following: (a) as of the Cut-off Date, no Contract is more than 59 days delinquent; (b) no provision of such Contract has been waived, altered or modified in any respect, except by instruments or documents identified in the related Contract File; (c) such Contract is a legal, valid and binding obligation of the Obligor and is enforceable in accordance with its terms (except as may be limited by laws affecting creditors' rights generally or by general equity principles); (d) such Contract is not subject to any right of rescission, set-off, counterclaim or defense; (e) such Contract is covered by hazard insurance described under "Description of the Certificates -- Servicing Compensation and Payment of Expenses; Certain Matters Regarding the Servicer -- A. Hazard Insurance Policies" in the Prospectus; (f) such Contract was either (i) originated by a manufactured housing dealer acting, to the knowledge of BankAmerica Housing Services, in the regular course of its business and purchased on an individual basis by BankAmerica Housing Services in the ordinary course of its business, [or] (ii) originated by BankAmerica Housing Services in the ordinary course of its business [or (iii) purchased by Bank of America, BankAmerica Housing Services or SPFSC, or any combination thereof, as part of bulk purchases of manufactured housing contracts from other private lenders or finance companies, or from governmental agencies or instrumentalities or from other entities]; (g) such Contract was neither originated in nor is subject to the laws of any jurisdiction whose laws would make the transfer of the Contract or an interest therein to the Trustee pursuant to the Agreement or pursuant to the Certificates unlawful; (h) such Contract complies with all requirements of law; (i) such Contract has not been satisfied or subordinated in whole or in part or rescinded and the Manufactured Home securing such Contract has not been released from the lien of such Contract; (j) such Contract creates a valid and enforceable first-priority security interest in favor of BankAmerica Housing Services in the Manufactured Home covered thereby; (k) such security interest has been assigned to the Trustee, and, after such assignment, the Trustee has a valid and perfected first-priority security interest in the Manufactured Home securing such Contract; (l) such Contract has not been sold, assigned or pledged to any other person, and prior to the transfer of the Contracts to the Trustee, Bank of America or BankAmerica

                                     S-29A

Housing Services, as the case may be, had good and marketable title to such Contract sold by it, free and clear of any encumbrance, equity, loan, pledge, charge, claim or security interest, and it was the sole owner thereof and had full right to transfer such Contract to the Trustee; (m) as of the Cut-off Date, there was no default, breach, violation or event permitting acceleration under such Contract and no event which, with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event permitting acceleration (except payment delinquencies permitted by clause (a) above), and Bank of America or BankAmerica Housing Services, as the case may be, has not waived any of the foregoing; (n) as of the Closing Date (as defined below), there were, to the knowledge of Bank of America's or BankAmerica Housing Services', as applicable, no liens or claims which have been filed for work, labor or materials affecting a Manufactured Home securing such Contract, which are or may be liens prior to or equal with or subordinate to the lien of such Contract; (o) such Contract is a fully-amortizing loan with a [fixed] Contract Rate and provides for level payments over the term of such Contract; (p) such Contract contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral of the benefits of the security; (q) the information contained in the Contract Schedule with respect to such Contract is true and correct; (r) there is only one original of such Contract; (s) such Contract did not have a loan-to-value ratio at origination greater than 100%; (t) the related Manufactured Home is not considered or classified as part of the real estate on which it is located under the laws of the jurisdiction in which it is located, and as of the Closing Date such Manufactured Home is, to the knowledge of Bank of America or BankAmerica Housing Services, as applicable, free of damage and in good repair; (u) such Contract is a "qualified mortgage" under Section 860G(a)(3) of the Code; (v) the related Manufactured Home is a "manufactured home" within the meaning of Section 5402(6) of Title 42 of the United States Code and, as to each Contract sold by Bank of America or BankAmerica Housing Services to the Trust Fund, BAFSB is a federally-chartered savings bank as of the time of such Contract's origination as required under Section 3(a)(41)(A)(ii) of the Exchange Act; (w) such Contract is secured by a "single family residence" within the meaning of Section 25(e)(10) of the Code; (x) such Contract has been stamped to indicate its assignment to the Trustee; and (y) the
Contract with the lowest  Contract Rate has  a Contract Rate of       % and  the
Contract with the highest Contract Rate has a Contract Rate of %. Under the terms of the Agreement, and subject to the relevant Seller's option to effect a substitution with respect to Contracts sold by it as described in the last paragraph under this subheading, Bank of America or BankAmerica Housing Services, as the case may be, will be obligated to repurchase, at the price described below, any Contract sold by it within 90 days after Bank of America or BankAmerica Housing Services, as the case may be, becomes aware, or after Bank of America's or BankAmerica Housing Services' receipt of written notice from the Trustee or the Servicer, of a breach of any representation or warranty of Bank of America or BankAmerica Housing Services, as the case may be, in the Agreement that materially and adversely affects the Trust Fund's interest in any Contract it sold thereto unless such breach has been cured.

    Notwithstanding the foregoing, neither Bank of America nor BankAmerica Housing Services will be required to repurchase or substitute any Contract relating to a Manufactured Home located in any jurisdiction on account of a breach of the representation and warranty described in clause (j) above solely on the basis of the failure by Bank of America or BankAmerica Housing Services, as applicable, to cause a notation to be made on any document of title relating to any such Manufactured Home or to execute any transfer instrument relating to any such Manufactured Home (other than a notation or transfer instrument necessary to show Bank of America or BankAmerica Housing Services as lienholder or legal title holder) unless (i) a court of competent jurisdiction has adjudged that, because of such failure, the Trustee does not have a perfected first-priority security interest in such related Manufactured Home or (ii)(A) the Servicer has received written advice of counsel to the effect that a court of competent jurisdiction has held that, solely because of a substantially similar failure on the part of a pledgor or assignor of manufactured housing contracts (who has perfected the assignment or pledge of such contracts), a perfected first-priority security interest was not created in favor of the pledgee or assignee in a related manufactured home which is located in such jurisdiction and which is subject to the same laws regarding the perfection of security interests therein applicable to the Manufactured Homes located in such jurisdiction and (B) the Servicer shall not have completed all appropriate remedial action with respect to such Manufactured Home within 180 days after receipt of such written advice. Any such advice will be from counsel selected by the Servicer on a non-

                                     S-30A
discriminatory basis from among the counsel used by the Servicer in its general business in the jurisdiction in question. The Servicer will have no ongoing obligation to seek advice with respect to the matters described in clause (ii) above. However, the Servicer is required to seek advice with respect to such matters whenever information comes to the attention of its counsel which causes such counsel to determine that a holding of the type described in clause (ii)(A) might exist. If any counsel selected by the Servicer informs the Servicer that no holding of the type described in clause (ii)(A) exists, such advice will be conclusive and binding on the parties to the Agreement pursuant to which a Trustee has an interest in any Contracts in the applicable jurisdiction as of the applicable date. If any holding described above which would give rise to a repurchase obligation on the part of Bank of America or BankAmerica Housing Services, as applicable, were to result from proceedings brought by a receiver or conservator of Bank of America or BankAmerica Housing Services, it is likely that such receiver or conservator would also reject the resulting repurchase obligation.

    The repurchase obligation described above generally constitutes the sole remedy available to the Trustee and the Certificateholders for a breach of a representation or warranty under the Agreement with respect to the Contracts. The repurchase price for any Contract will be equal to the remaining principal balance of such Contract as of the beginning of the month of repurchase, plus accrued and unpaid interest from the Due Date with respect to which the Obligor last made a payment to the Due Date occurring in the Collection Period during which such Contract is repurchased.

    In lieu of repurchasing a Contract as specified above, during the two-year period following the date of the initial issuance of the Certificates (the "Closing Date"), BankAmerica Housing Services or, where applicable, Bank of America, may, at its option, substitute an Eligible Substitute Contract (as defined below) for the Contract that it is otherwise obligated to repurchase (referred to herein as the "Replaced Contract"). An "Eligible Substitute Contract" is a Contract that satisfies, as of the date of its substitution, the representations and warranties specified in the Agreement, has a Scheduled Principal Balance that is not greater than the Scheduled Principal Balance of the Replaced Contract as of the beginning of the month in which such substitution takes place, has a Contract Rate that is at least equal to the Contract Rate of the Replaced Contract, has a remaining term to scheduled maturity that is not greater than the remaining term to scheduled maturity of the Replaced Contract and has not been delinquent for more than 31 days as to any Scheduled Payment due in the twelve months prior to its substitution. BankAmerica Housing Services or Bank of America, as applicable, will be required to deposit in the Certificate Account cash in the amount, if any, by which the Scheduled Principal Balance of the Replaced Contract as of the beginning of the month in which substitution takes place exceeds the Scheduled Principal Balance of the Contract it sold being substituted as of the beginning of the month.

PAYMENTS ON THE CONTRACTS; CERTIFICATE ACCOUNT

    The Trustee will initially establish and maintain an account (the "Certificate Account") at a depository institution organized under the laws of the United States or any state, the deposits of which are insured to the full extent permitted by law by the Federal Deposit Insurance Corporation (the "FDIC") whose commercial paper, long-term deposits or long-term unsecured senior
debt  has a rating of [   ] by [         ][and [   ] by [         ] (if rated by
[           ])] in  the case of commercial  paper or in one  of the two  highest
rating categories by [         ] [and] [         ] (if rated by [         ])] in
the case of long-term deposits or long-term unsecured senior debt, and which is subject to examination by federal or state authorities or a depository
institution  otherwise acceptable to [          ] and [          ] (an "Eligible
Institution"). The funds in the Certificate Account are required to be invested in Eligible Investments that will mature not later than the business day preceding the applicable Distribution Date. "Eligible Investments" include, among other investments, obligations of the United States or of any agency thereof backed by the full faith and credit of the United States; certificates of deposit, time deposits and bankers' acceptances sold by eligible financial
institutions; commercial paper  rated [    ]  by [            ]  [and [    ]  by
[            ] (if  rated by [            ])]; money  market funds acceptable to
[         ] [and [          ]] (as evidenced by a  letter from [         ]  [and
[          ]]  to such effect); and other obligations acceptable to [          ]
[and [         ]].

                                     S-31A

    All payments in respect of principal and interest on the Contracts received [during any Collection Period] by the Servicer (exclusive of Scheduled Payments due prior to the Cut-off Date), including Liquidation Proceeds (net of Liquidation Expenses, as defined below), are required to be paid into the Certificate Account not later than the [second business day following receipt thereof][last day of such Collection Period or, if such day is not a business day, on the first business day thereafter]. Amounts received as late payment fees, extension fees, assumption fees or similar fees may be retained by the Servicer as part of its servicing fees. See "-- Servicing Compensation; Certain Other Matters Regarding the Servicer" below. In addition, the amount paid by BankAmerica Housing Services or Bank of America for any Contract repurchased by it as a result of a breach of a representation or warranty under the Agreement, and amounts required to be deposited upon substitution of an Eligible Substitute Contract because of a breach of a representation or warranty (which amounts will be treated as partial principal prepayments), as described under "-- Conveyance of Contracts" above, are required to be paid into the Certificate Account.

    On the third business day prior to each Distribution Date (the "Determination Date"), the Servicer will determine the Available Distribution
Amount and the amounts to be distributed on the Certificates on such Distribution Date. The "Available Distribution Amount" for any Distribution Date is the sum of (a) the Monthly Advance for such Distribution Date (as defined below under "-- Advances") and (b) the amount in the Certificate Account on the close of business on the last day of the immediately preceding Collection Period, less the sum of (i) any repossession profits (of which there are expected to be a de minimis amount) on defaulted Contracts, (ii) payments on Contracts that have been repurchased as a result of a breach of a representation or warranty that are received during or after the month of repurchase, (iii) Excess Contract Payments (as defined below) and any other payments not required to be distributed to Certificateholders on the related Distribution Date, (iv) reimbursements to the Servicer in the amount of expenses incurred in connection with the liquidation of a Contract ("Liquidation Expenses") and certain taxes and insurance premiums advanced by the Servicer in respect of Manufactured Homes (as described below under "-- Advances"), (v) reimbursements to the Servicer for Nonrecoverable Advances in respect of Contracts and Monthly Advances to the extent permitted by the Agreement (as described below under "-- Advances") and
(vi) the Monthly Servicing Fee (as hereinafter defined).

    An "Excess Contract Payment" is a payment received on a Contract that is in excess of the Scheduled Payment (or, generally, an integral multiple thereof) on such Contract, is not a partial principal prepayment or prepayment in full and is not part of any Liquidation Proceeds. Excess Contract Payments will be held by the Trustee in the Certificate Account and may be applied as described under "-- Advances" below.

    The Trustee or  its paying agent  will withdraw funds  from the  Certificate
Account on each Distribution Date (but only to the extent of the related Available Distribution Amount) to make payments to Certificateholders as specified under "-- Distributions" below. From time to time, as provided in the Agreement, the Servicer will also withdraw funds from the Certificate Account to make payments to it or Bank of America or BankAmerica Housing Services as permitted by the Agreement and described in subclauses (i), (ii), (iv), (v) and
(vi) of clause (b) in the second preceding paragraph.

DISTRIBUTIONS

    Distributions to the holders of the Series 199[ ]-[ ] Regular Certificates will be applied first to the holders of the Class A Certificates and then to the holders of the Class B Certificates. The Available Distribution Amount for each Distribution Date will be applied in the amounts and the order of priority set forth below. Distributions of principal and interest to holders of each Class of Certificates will be made on each Distribution Date in an amount equal to their respective Percentage Interests multiplied by the aggregate amount distributed to such Class of Certificates on such Distribution Date. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

    Each distribution with respect to book-entry certificates will be paid to DTC, which will credit the amount of such distribution to the accounts of its participants in accordance with its normal procedures. Each participant will be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm will be responsible for disbursing funds to the

                                     S-32A

Certificate Owners that it represents. All such credits and disbursements with respect to book-entry certificates are to be made by DTC and its participants in accordance with DTC's rules. See "Description of the Certificates -- Global Certificates" below.

    On each Distribution Date, the Available Distribution Amount will be distributed in the following amounts and in the following order of priority:

        (i) to the Class A Certificateholders, the Class A Interest Distribution Amount;

        (ii)  to  the   Class  A  Certificateholders,   the  Formula   Principal
    Distribution Amount until the Class A Certificate Balance is reduced to zero;

       (iii)  to  the   Class  B  Certificateholders,   the  Class  B   Interest
    Distribution Amount;

        (iv) to the Class B Certificateholders, any remaining Formula Principal Distribution Amount after distributions under clause (ii) above until the Class B Certificate Balance is reduced to zero; and

        (v)   to  the  Class  R   Certificateholders,  any  remaining  Available
    Distribution Amount.

    As to any Distribution Date, the "Class A Interest Distribution Amount" is equal to the sum of (i) one month's interest at the Class A Pass-Through Rate on the Class A Certificate Balance and (ii) any previously undistributed shortfalls in interest due to the Class A Certificateholders in respect of prior Distribution Dates; the "Class B Interest Distribution Amount" is equal to the sum of (i) one month's interest at the Class B Pass-Through Rate on the Class B Certificate Balance and (ii) any previously undistributed shortfalls in interest due to the Class B Certificateholders in respect of prior Distribution Dates. Any shortfall in interest due to Certificateholders will, to the extent legally permissible, bear interest at the related Class A or Class B Pass-Through Rate.

    The "Formula Principal Distribution Amount" in respect of a Distribution Date equals the sum of (a) the Total Regular Principal Amount for such Distribution Date and (b) any previously undistributed shortfalls in the distribution of the Total Regular Principal Amount in respect of prior Distribution Dates.

    The "Total Regular Principal Amount" on each Distribution Date is the sum of
(i) the Scheduled Principal Reduction Amount (defined below) for such Distribution Date, (ii) the Scheduled Principal Balance (defined below) of each Contract which, during the related Collection Period, was purchased by Bank of America or BankAmerica Housing Services, as the case may be, on account of certain breaches of representations and warranties made by it in the Agreement,
(iii)  all partial prepayments  received during such  related Collection Period,
(iv) the Scheduled Principal Balance of each Contract that was prepaid in full during such related Collection Period and (v) the Scheduled Principal Balance of each Contract that became a Liquidated Contract (defined below) during such related Collection Period.

    The "Scheduled Principal Balance" of a Contract for any Distribution Date is its principal balance as of the Due Date in the Collection Period immediately preceding such Distribution Date, after giving effect to all previous partial prepayments, all previous scheduled principal payments (whether or not paid) and the scheduled principal payment due on such Due Date, but without giving effect to any adjustment due to bankruptcy or similar proceedings. The "Scheduled Principal Reduction Amount" for any Distribution Date is an approximate calculation (performed on an aggregate basis rather than on a Contract-by-Contract basis) of the scheduled payments of principal due during the related Collection Period. Both of these terms are more fully described herein under "-- Distributions" above.

    The "Pool Scheduled Principal Balance" for any Distribution Date is equal to the Cut-off Date Pool Principal Balance less the aggregate of the Total Regular Principal Amounts for all prior Distribution Dates.

    In general, a "Liquidated Contract" is a defaulted Contract as to which all amounts that the Servicer expects to recover relating to such Contract ("Liquidation Proceeds") have been received. A Liquidated Contract includes any defaulted Contract in respect of which the related Manufactured Home has been realized upon and disposed of and the proceeds of such disposition have been received.

                                     S-33A

    The "Class A Certificate Balance" as of any Distribution Date is the Initial Class A Certificate Balance less all amounts previously distributed to Class A Certificateholders on account of principal; the "Class B Certificate Balance" as of any Distribution Date is the Initial Class B Certificate Balance less all amounts previously distributed to holders of the Class B Certificates on account of principal. In no event shall the aggregate distributions of principal to the holders of the Class A and Class B Certificates exceed the Initial Class A Certificate Balance and the Initial Class B Certificate Balance, respectively.

SUBORDINATION

    The rights of the holders of the Class B Certificates to receive distributions of available amounts in the Trust Fund will be subordinate, to the extent described herein, to such rights of the holders of the Class A Certificates. This subordination is intended to enhance the likelihood of regular receipt by the holders of the Class A Certificates of the full amount of interest and principal distributable thereon and to afford such holders protection against losses on Liquidated Contracts.

    The protection afforded to the holders of Class A Certificates by means of the subordination of the Class B Certificates will be accomplished by the application of the Available Distribution Amount in the order specified under "-- Distributions" above. Accordingly, in the event that the Available Distribution Amount on any Distribution Date is not sufficient to permit the distribution of the amount of interest and the specified portion of the Formula Principal Distribution Amount due to the holders of the Class A Certificates, the subordination will protect such Certificateholders by the right of such Certificateholders to receive distributions of the Available Distribution Amount in respect of interest and the Formula Principal Distribution Amount that would otherwise have been distributable to the holders of the Class B Certificates, until any shortfall in distributions to the holders of the Class A Certificates has been satisfied, to the extent described herein.

LOSSES ON LIQUIDATED CONTRACTS

    As described above, the Total Regular Principal Amount distributable to the holders of the Series 199[ ]-[ ] Regular Certificates on each Distribution Date includes the Scheduled Principal Balance of each Contract that became a Liquidated Contract during the immediately preceding Collection Period. The Liquidation Proceeds, net of (i) certain expenses incurred to liquidate such Liquidated Contract, (ii) all accrued and unpaid interest thereon and (iii) all Monthly Advances required to be made in respect of such Liquidated Contract (the "Net Liquidation Proceeds"), may be less than the Scheduled Principal Balance of such Liquidated Contract. Under such circumstances, the loss on the Liquidated Contract, in the amount of the deficiency between the Net Liquidation Proceeds and the Scheduled Principal Balance of such Liquidated Contract, may be covered to the extent Excess Interest during the same Collection Period exceeds interest distributions due to the holders of the Series 199[ ]-[ ] Regular Certificates and the Monthly Servicing Fee.

    The effect of any losses on Liquidated Contracts during a Collection Period in excess of the aggregate of Excess Interest generally will be to reduce the Pool Scheduled Principal Balance below the aggregate Certificate Balance of the Certificates on the related Distribution Date. In the event the Pool Scheduled Principal Balance falls below the aggregate Certificate Balance of the Certificates on any Distribution Date, shortfalls and/or losses will arise with respect to the Certificates, which shortfalls and/or losses will be borne by the Class B Certificateholders and the Class A Certificateholders, in that order.

                                     S-34A

EXAMPLE OF DISTRIBUTIONS

    The following chart sets forth an example of the flow of funds on the Certificates for the Distribution Date occurring in [June 1996]:

[May] 1................................(A)  Cut-off Date.
[May 1-31].............................(B)  Servicer receives scheduled  payments on  the
                                            Contracts  and any principal prepayments made
                                            by Obligors and applicable interest thereon.
[May 31]...............................(C)  Record Date.
[June 5]...............................(D)  Determination Date.
[June 10]..............................(E)  Distribution Date. (Distribution Date is  the
                                            10th day of each month or, if the 10th day is
                                            not a business day, the next business day.)
Succeeding months follow the pattern of (B) through (E).

- ------------------------
(A) The Cut-off Date Pool Principal Balance on [May 1, 1996] will be computed as described under
    "-- Conveyance of Contracts" above.

(B) Scheduled Payments, principal prepayments and Liquidation Proceeds (net of Liquidation Expenses) and amounts for the repurchase of Contracts may be received at any time during this period and will be distributed to Certificateholders on [June 10, 1996]. When a partial prepayment is made or a Contract is prepaid in full, interest on the amount prepaid is collected from the Obligor only to the date of payment. The Available Distribution Amount for the distribution on [June 10, 1996] are described under "-- Payments on Contracts; Certificate Account" above.

(C) Distributions on [June 10, 1996] will be made to Certificateholders of record at the close of business on [May 31, 1996].

(D) On [June 5, 1996] (three business days prior to the Distribution Date), the Servicer will determine the amounts of principal and interest which will be passed through on [June 10, 1996] to Certificateholders.

(E) On [June 10, 1996], the amounts determined on [June 5, 1996] will be distributed to Certificateholders.

ADVANCES

    For each Distribution Date, the Servicer will be obligated to make an advance (a "Monthly Advance") equal to the lesser of (i) delinquent scheduled payments of principal and interest on the Contracts that were due in the preceding Collection Period and (ii) the amount, if any, by which scheduled distributions of principal and interest due on the Series 199[ ]-[ ] Regular Certificates exceeds the amount specified in clause (b) of the definition of Available Distribution Amount (as set forth above under "-- Payments on Contracts; Certificate Account"), except to the extent, in the Servicer's judgment, such advance would not be recoverable from related late payments, Liquidation Proceeds or otherwise (a "Nonrecoverable Advance").

    The aggregate amount of any additional advances made by the Servicer that have not been reimbursed to the Servicer as described below is referred to herein as the "Outstanding Amount Advanced." The Servicer may apply any Excess Contract Payments in the Certificate Account (rather than its own funds) to make all or a portion of a Monthly Advance, but must replace such Excess Contract Payments to the extent required to make scheduled payments on the related Contracts. In addition, upon the determination that a Nonrecoverable Advance has been made in respect of a Contract, the Servicer will reimburse itself (but only to the extent of the Outstanding Amount Advanced) out of funds in the Certificate Account for the delinquent Scheduled Payments on such Contract or out of any other funds in the Certificate Account.

    In making Monthly Advances, the Servicer will be attempting to maintain a regular flow of scheduled interest and principal to the Series 199[ ]-[ ] Regular Certificateholders rather than to guarantee or insure against losses.

                                     S-35A

    The Servicer will also be obligated to make advances, to the extent recoverable out of Liquidation Proceeds or otherwise, in respect of certain taxes and insurance premiums not paid by an Obligor on a timely basis. Funds so advanced are reimbursable to the Servicer as provided in the Agreement.

REPORTS TO CERTIFICATEHOLDERS

    The Trustee will include with each distribution to a Certificateholder a statement as of the related Distribution Date setting forth, among other things:

         (1) the aggregate amount distributed on the Class A Certificates on such Distribution Date;

         (2) the amount of such distribution on such Class A Certificate which constitutes principal;

         (3) the amount of such distribution on such Class A Certificate which constitutes interest;

         (4)  the remaining Class A Certificate Balance;

         (5) the aggregate amount distributed on the Class B Certificates on such Distribution Date;

         (6) the amount of such distribution on such Class B Certificate which constitutes principal;

         (7) the amount of such distribution on such Class B Certificate which constitutes interest;

         (8)  the remaining Class B Certificate Balance;

         (9) the Monthly Servicing Fee payable on such Distribution Date and the amount of any other fees payable out of the Trust Fund;

        (10) the number of and aggregate unpaid principal balance of Contracts with payments delinquent 31 to 59, 60 to 89, and 90 or more days, respectively;

        (11) the number of Contracts that were repurchased or replaced by a Seller in accordance with the Agreement during the prior Collection Period, identifying such Contracts and (i) the Repurchase Price of such Contracts and (ii) the amount, if any, paid by such Seller due to the differences, if any, between the remaining principal balances of the replaced Contracts and the Eligible Substitute Contracts;

        (12) the aggregate principal balances of all Contracts that are not Liquidated Contracts and in respect of which the related Manufactured Homes have been repossessed or foreclosed upon;

        (13) the aggregate liquidation losses (less costs of liquidation) realized by the Trust Fund through the Collection Period immediately preceding such Distribution Date, expressed in dollars;

        (14) the aggregate liquidation losses (less costs of liquidation) realized by the Trust Fund through the Collection Period immediately preceding such Distribution Date, expressed as a percentage of the Cut-off Date Pool Principal Balance;

        (15) the amount of any Monthly Advance for such Distribution Date and the aggregate amount of Monthly Advances that remain outstanding as of such Distribution Date;

        (16) the weighted average Contract Rate for the Contract Pool for the Collection Period immediately preceding the month of such Distribution Date; and

        (17) the number of Manufactured Homes currently held by the Servicer due to repossessions and the aggregate principal balance of the related defaulted Contracts.

    In addition, within a reasonable period of time after the end of each calendar year, the Trustee will furnish a report to each holder of a Series 199[ ]-[ ] Regular Certificate of record at any time during such calendar year as to the aggregate of amounts reported pursuant to clauses (2) and (3) and (6) and (7), as the case may be, above for such calendar year.

TERMINATION AUCTION

    [The Agreement provides that within ninety days following the Distribution Date as of which the Pool Scheduled Principal Balance is less than 10% of the Cut-off Date Pool Principal Balance, the Trustee shall solicit bids for the purchase of the Contracts remaining in the Trust Fund. In the event that satisfactory bids are received as described in the Agreement, the net sale proceeds will be distributed to Certificateholders, in

                                     S-36A
the same order of priority as collections received in respect of the Contracts. If satisfactory bids are not received, the Trustee shall decline to sell the Contracts and shall not be under any obligation to solicit any further bids or otherwise negotiate any further sale of the Contracts. Under the Agreement, the winning bid must equal or exceed the Minimum Termination Amount (as defined below). Such sale and consequent termination of the Trust Fund must constitute a "qualified liquidation" of the Trust Fund under Section 860F of the Code, including the requirement that the qualified liquidation takes place over a period not to exceed 90 days. See "Description of the Certificates -- Optional Termination" herein and in the Prospectus.]

OPTIONAL TERMINATION

    If the Trust Fund has not terminated pursuant to a successful Termination Auction, the Agreement also provides that on any Distribution Date after the First Distribution Date on which the Pool Scheduled Principal Balance is less than 5% of the Cut-off Date Pool Principal Balance, the Servicer will have the option to repurchase, upon giving notice mailed no later than the 10th day of the month next preceding the month of the exercise of such option, all outstanding Contracts at a price equal to the greater of (a) the sum of (x) 100% of the Scheduled Principal Balance of each Contract (other than any Contract as to which the related Manufactured Home has been acquired and not yet disposed of and whose fair market value is included pursuant to clause (y) below) as of the final Distribution Date, and (y) the fair market value of such acquired property (as determined by the Servicer), and (b) the aggregate fair market value (as determined by the Servicer) of all of the assets of the Trust Fund, plus, in the case of both clause (a) and (b), an amount sufficient to reimburse Certificateholders for any shortfall in interest due thereto in respect of prior Distribution Dates. Notwithstanding the foregoing, the Servicer's option shall not be exercisable if there will not be distributed to the Class A Certificateholders an amount equal to the Class A Certificate Balance together with any shortfall in interest due to the Class A Certificateholders in respect of prior Distribution Dates and one month's interest on the Class A Certificate Balance at the Class A Pass-Through Rate, and to the Class B Certificateholders an amount equal to the Class B Certificate Balance together with any shortfall in interest due to the Class B Certificateholders in respect of prior Distribution Dates and one month's interest on the Class B Certificate Balance at the Class B Pass-Through Rate (collectively the "Minimum Termination Amount").

TERMINATION OF THE AGREEMENT

    The Agreement will terminate upon the last action required to be taken by the Trustee on the final Distribution Date following the earlier of (i) the purchase by the Servicer of all Contracts and all property acquired in respect of any Contract remaining in the Trust Fund as described above under "-- Optional Termination[,]" [or] (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Contract remaining in the Trust Fund or the disposition of all property acquired upon repossession of any Manufactured Home [or (iii) the sale in a Termination Auction of all Contracts and all other property acquired in respect of any Contract remaining in the Trust Fund as described above under "-- Termination Auction"].

    Upon presentation and surrender of the Series 199[ ]-[ ] Regular Certificates, the Trustee shall cause to be distributed, to the extent of funds available, to such Certificateholders on the final Distribution Date in proportion to their respective Percentage Interests the amount distributable thereon in the applicable order of priority specified under "-- Distributions" above. If the Agreement is then being terminated, any amount which remains on deposit in the Certificate Account (other than amounts retained to meet claims) after distribution to the holders of the Series 199[ ]-[ ] Regular Certificates will be distributed to the Class R Certificateholders.

COLLECTION AND OTHER SERVICING PROCEDURES

    The Servicer will administer, service and make collections on the Contracts, exercising the degree of care that the Servicer exercises with respect to similar contracts serviced by the Servicer.

                                     S-37A

    Subject to the requirements of applicable law, the Servicer will be required to commence repossession and other realization procedures with respect to any defaulted Contract promptly after the Servicer determines that such Contract will not be brought current. The Servicer may rescind, cancel or make material modifications of the terms of a Contract (including modifying the amounts and Due Dates of Scheduled Payments) in connection with a default or imminent default thereunder.

SERVICING COMPENSATION; CERTAIN OTHER MATTERS REGARDING THE SERVICER

    For its servicing of the Contracts, the Servicer will be entitled to receive a monthly servicing fee equal to the product of one-twelfth of 1.00% and the Pool Scheduled Principal Balance for the related Distribution Date (the "Monthly Servicing Fee"), whether or not the related Scheduled Payments on the Contracts are received. The Available Distribution Amount will be net of the Monthly Servicing Fee. See "-- Payments on the Contracts; Certificate Account" above.

    As part of its servicing fees, the Servicer will also be entitled to retain, as compensation for the additional services provided in connection therewith, any fees for late payments made by Obligors, extension fees paid by Obligors for the extension of scheduled payments and assumption fees for permitted assumptions of Contracts by purchasers of the related Manufactured Homes.

THE TRUSTEE

    [                  ]  (the "Trustee")  has its  corporate trust  offices  at
[                     ]. The  Trustee may resign at any time, in which event the
Sellers will be obligated to appoint a successor Trustee. The Sellers may also remove the Trustee if the Trustee ceases to be eligible to continue as such under the Agreement or if the Trustee becomes insolvent. In such circumstances, the Sellers will also be obligated to appoint a successor Trustee. Any resignation or removal of the Trustee and appointment of a successor Trustee will not become effective until acceptance of the appointment by the successor Trustee.

    The Agreement  requires the  Trustee to  maintain, at  its own  expense,  an
office  or  agency in  New York  City  or [        ]  where Certificates  may be
surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee and the certificate registrar in respect of the Certificates pursuant to the Agreement may be served.

    The Trustee, or any of its affiliates, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights as it would have if it were not Trustee.

    The Trustee will also act as paying agent, certificate registrar and authenticating agent under the Agreement.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    Upon the issuance of the Offered Certificates, Morrison & Foerster LLP, special counsel to Bank of America and BankAmerica Housing Services, will deliver its opinion that, assuming (i) the making of appropriate elections, (ii) compliance with applicable changes in the Code, including Sections 860A through 860G of the Code (the "REMIC Provisions"), and related Treasury regulations, and
(iii) compliance by the Seller(s), the Servicer and the Trustee with all of the provisions of the related Agreement and any agreement or agreements with the Underwriter, the Trust Fund will qualify, for federal income tax purposes, as a "real estate mortgage investment conduit" (a "REMIC") within the meaning of the REMIC Provisions, and (i) the Offered Certificates evidence the "regular interests" in such REMIC and (ii) the Class R Certificates is the sole class of "residual interests" in such REMIC, respectively, each within the meaning of the REMIC Provisions in effect on the date hereof.

    The following general discussion of the anticipated federal income tax consequences of the purchase, ownership and disposition of Offered Certificates, to the extent it relates to matters of law or legal conclusions with respect thereto, represents the opinion of Morrison & Foerster LLP, special counsel to Bank of America and BankAmerica Housing Services, subject to any qualifications set forth herein. In addition, Morrison & Foerster LLP, special counsel to Bank of America and BankAmerica Housing Services, has prepared or reviewed the statements in this Prospectus Supplement under the heading "Certain

                                     S-38A

Federal Income Tax Consequences," and are of the opinion that such statements are correct in all material respects. Such statements are intended as an explanatory discussion of the possible effects of the classification of the Trust Fund as a REMIC for federal income tax purposes on investors generally and of related tax matters affecting investors generally, but do not purport to furnish information in the level of detail or with the attention to an investor's specific tax circumstances that would be provided by an investor's own tax advisor. Accordingly, each investor is advised to consult its own tax advisors with regard to the tax consequences to it of investing in the Offered Certificates.

    The Offered Certificates will be Regular Certificates (as defined in the Prospectus under "Certain Federal Income Tax Consequences -- REMIC Certificates"). Generally, the Offered Certificates will be treated as debt instruments for federal income tax purposes with payment terms equivalent to the terms of the Offered Certificates. Holders of Offered Certificates will be required to report income with respect to such Offered Certificates under an accrual method, regardless of their normal tax accounting method.

    The Offered Certificates, depending on their respective issue prices, may be issued with original issue discount ("OID") for federal income tax purposes.

    The Offered Certificates will be treated as regular interests in a REMIC under Section 860G of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Offered Certificates will be treated as (i) qualifying real property loans within the meaning of Section 593(d)(1) of the Code, (ii) assets described in Section 7701(a)(19)(C) of the Code and (iii) "real estate assets" within the meaning of Section 856(c)(5) of the Code, in each case to the extent described in the Prospectus. Interest on the Offered Certificates will be treated as interest on obligations secured by mortgages on real property within the meaning of Section 856(c)(B) of the Code to the same extent that the Offered Certificates are treated as real estate assets.

    If an Offered Certificate is sold, exchanged, redeemed or retired, the seller of such Certificate will recognize gain or loss equal to the difference between the amount realized on the sale, exchange, redemption, or retirement and such seller's adjusted basis in the Offered Certificate. Such adjusted basis generally will equal the cost of the Offered Certificate to the seller, increased by any OID and market discount included in the seller's gross income with respect to the Offered Certificate, and reduced (but not below zero) by payments included in the stated redemption price at maturity previously received by the seller and by any amortized premium. Similarly, a holder who receives a payment that is part of the stated redemption price at maturity of an Offered Certificate will recognize gain equal to the excess, if any, of the amount of the payment over the holder's adjusted basis in the Offered Certificate. An Offered Certificateholder who receives a final payment that is less than the holder's adjusted basis in the Offered Certificate will generally recognize a loss. Except as provided in the following paragraph, any such gain will be and any such loss may be capital gain or loss, provided that the Offered Certificate is held as a "capital asset" (generally, property held for investment) within the meaning of Code Section 1221.

    Gain from the sale or other disposition of an Offered Certificate that might otherwise be a capital gain will be treated as ordinary income to the extent that such gain does not exceed the excess, if any, of (i) the amount that would have been includible in such holder's income with respect to the Offered Certificate had income accrued thereon at a rate equal to 110% of the applicable federal rate as defined in Code Section 1274(d) determined as of the date of purchase of such Offered Certificate, over (ii) the amount actually includible in such holder's income.

    See "Certain Federal Income Tax Consequences" in the Prospectus.

                              ERISA CONSIDERATIONS

GENERAL

    The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), imposes certain restrictions on employee benefit plans that are subject to ERISA ("Plans") and on persons who are fiduciaries with respect to such Plans. See "ERISA Considerations" in the Prospectus.

                                     S-39A

    Prospective Plan investors should consult with their legal advisors concerning the impact of ERISA and the Code, the applicability of the Exemption (defined below) and other administrative exemptions under ERISA and the potential consequences in their specific circumstances, prior to making an investment in the Offered Certificates. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment prudence and diversification an investment in the Offered Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

CLASS A CERTIFICATES

    [The Department of Labor ("DOL") has granted to [Underwriter] an administrative exemption (DOL Prohibited Transaction Exemption [ ], [ ] Fed.
Reg. [         ] (19    ) (the  "Exemption"))  from certain  of  the  prohibited
transaction rules of ERISA. The Exemption exempts from the prohibitions of Sections 406(a) and 407(a) of ERISA, and the related excise tax provisions of
Section 4975 of the Code, the purchase, holding, and resale by Plans of pass-through certificates representing interests in trusts that hold assets consisting primarily of certain receivables, loans, and other obligations that meet the general conditions summarized below. The receivables covered by the Exemption include manufactured housing installment sales contracts and installment loan agreements secured by manufactured homes such as the Contracts. [Underwriter] has advised the Sellers that the Exemption will apply to the acquisition and holding of Class A Certificates by Plans and that all conditions of the Exemption other than those within the control of the investors have been or will be met.

    [Among the general conditions which must be satisfied for the Exemption to apply to the acquisition, holding and resale by a Plan of the Class A Certificates are the following:

    [(1) The acquisition  of the  Class A  Certificates by  a Plan  is on  terms
(including the price for the Class A Certificates) that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party.

    [(2) The rights and interests evidenced by the Class A Certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other Certificates of the Trust.

    [(3) The Class A Certificates acquired by the Plan have received a rating at the time of such acquisition that is in one of the three highest generic rating
categories from either [   ] or [   ].

    [(4) The Trustee is not an affiliate of the Underwriters, Bank of America, BankAmerica Housing Services, SPFSC, any Obligor with respect to Contracts included in the Trust Fund constituting more than 5% of the aggregate unamortized principal balance of the assets in the Trust Fund, or any affiliate of such parties. (Such parties, and the Trustee and its affiliates, are sometimes referred to herein collectively as the "Restricted Group"). As of the date hereof, no Obligor with respect to Contracts included in the Trust Fund is an Obligor with respect to Contracts constituting more than 5% of the aggregate unamortized principal balance of the assets of the Trust Fund.

    [(5) The sum of all payments made to and retained by the Underwriters in connection with the distribution of the Class A Certificates represents not more than reasonable compensation for underwriting the Class A Certificates. The sum of all payments made to and retained by the Sellers pursuant to the sale of the Contracts to the Trust Fund represents not more than the fair market value of such Contracts. The sum of all payments made to and retained by BankAmerica Housing Services represents not more than reasonable compensation for BankAmerica Housing Services' services under the Agreement and reimbursement of BankAmerica Housing Services' reasonable expenses in connection therewith.

    [(6) The Plan is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933.

    [In addition, the Exemption exempts from the prohibitions of Sections 406(a), 406(b) and 407(a) of ERISA, and the related excise tax provisions of
Section 4975 of the Code, transactions undertaken in connection with the servicing, management and operation of such a trust pursuant to a binding pooling and servicing agreement, subject to the foregoing general conditions and to certain additional requirements.

                                     S-40A

[Underwriter] has advised the Sellers that the Exemption will apply to such transactions undertaken with respect to the Trust Fund and the Contracts and that all conditions of the Exemption other than those within the control of the investors have been or will be met.

    [The Exemption also exempts from the prohibition of Sections 406(b)(1) and 406(b)(2) of ERISA the related excise tax provisions of Section 4975 of the Code, the direct or indirect sale, exchange or transfer of Class A Certificates between either Seller or the Underwriters and a Plan when the person who has discretionary authority or renders investment advice with respect to the investment of the Plan's assets in the Class A Certificates (the "Fiduciary") is
(a) an obligor with respect to 5% or less of the fair market value of Contracts in the Trust Fund or (b) an affiliate of any such person, subject to the general conditions summarized above and to the following additional requirements:

    [(1) No member of the Restricted Group is a sponsor of the Plan.

    [(2) In connection with the initial issuance of Class A Certificates, at least 50% in Percentage Interests of such Class of Certificates is acquired by persons independent of the Restricted Group and at least 50% of the aggregate interest in the Trust Fund is acquired by persons independent of the Restricted Group.

    [(3) The Plan's investment in the Class A Certificates does not exceed 25% in Percentage Interests of any such Class of Certificates outstanding at the time of acquisition.

    [(4) Immediately after the acquisition of the Class A Certificates, no more than 25% of the assets of the Plan with respect to which the Fiduciary has discretionary authority or renders investment advice are invested in certificates representing an interest in a trust containing assets sold or serviced by the same entity.

    [This exemption also applies to the direct or indirect acquisition or disposition of Class A Certificates by a Plan in the secondary market if certain conditions are met and the continued holding of Class A Certificates acquired in initial or secondary markets.

    [Before purchasing a Class A Certificate, a fiduciary of a Plan should make its own determination as to the availability of the exemptive relief provided in the Exemption or the availability of any other prohibited transaction exemptions, and whether the conditions of any such exemption will be applicable to the Certificate. Any fiduciary of a Plan considering whether to purchase a Class A Certificate should also carefully review with its own legal advisors the applicability of the fiduciary duty and prohibited transaction provisions of ERISA and the Code to such investment. See "ERISA Considerations" in the Prospectus.]

[CLASS B CERTIFICATES

    [A PLAN OR FIDUCIARY SHOULD NOT PURCHASE OR HOLD THE CLASS B CERTIFICATES AS SUCH ACTIONS MAY GIVE RISE TO A TRANSACTION PROHIBITED UNDER ERISA OR SECTION 4975 OF THE CODE. SEE "ERISA CONSIDERATIONS" IN THE PROSPECTUS. BECAUSE THE CLASS B CERTIFICATES DO NOT MEET THE REQUIREMENTS OF THE EXEMPTION, IT DOES NOT APPLY TO THEM.

    [IN ADDITION, NO TRANSFER OF A CLASS B CERTIFICATE SHALL BE REGISTERED UNLESS THE PROSPECTIVE TRANSFEREE PROVIDES THE TRUSTEE, THE SELLER[S] AND THE SERVICER WITH (A) A CERTIFICATION TO THE EFFECT THAT SUCH TRANSFEREE (1) IS NEITHER AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OR SECTION 407 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), THE TRUSTEE OF ANY SUCH PLAN OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN AND (2) SUCH TRANSFEREE IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF THE PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60")) AND THAT THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER PTCE 95-60; OR (B) AN OPINION OF COUNSEL (A "BENEFIT PLAN OPINION") SATISFACTORY TO THE TRUSTEE, THE SELLER[S] AND THE SERVICER, AND UPON WHICH THE TRUSTEE, THE SELLER[S] AND THE SERVICER SHALL BE ENTITLED TO RELY, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF SUCH CLASS B CERTIFICATE BY THE PROSPECTIVE TRANSFEREE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE PLAN ASSETS AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR THE

                                     S-41A

CODE AND WILL NOT SUBJECT THE TRUSTEE, THE SELLER[S] OR THE SERVICER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN BY SUCH ENTITIES IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE SELLER[S] OR THE SERVICER.]

                                    RATINGS

    It  is a  condition to  the issuance  of the  Certificates that  the Class A
Certificates be rated "[   ]" by [        ] and that the Class B Certificates be
rated "[   ]" by [         ]. A security rating is not a recommendation to  buy,
sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. The security rating of the Class A Certificates should be evaluated independently of similar security ratings assigned to other kinds of securities.

    The  ratings assigned by [        ] to pass-through certificates address the
likelihood of the receipt by the related certificateholders of their allocable share of principal and interest on the underlying assets. [ ] ratings take into consideration the credit quality of the related underlying assets, any credit support arrangements, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such underlying assets is adequate to make payments required by such certificates. [ ] ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the underlying assets or as to whether yield may be adversely affected as a result thereof. An explanation of the significance of
such  ratings may be obtained from [          ], [         ], New York, New York
[     ], telephone [(   )-        ].

    The Sellers have not requested a  rating on the Offered Certificates by  any
rating  agency other than [             ]. However, there can be no assurance as
to whether any other rating agency will rate any or all of the Offered Certificates, or if it did, what rating would be assigned to the Offered Certificates by any such other rating agency. A rating on any or all of the Offered Certificates by certain other rating agencies, if assigned at all, may
be lower than the rating assigned to such Certificates by [            ].

                                LEGAL INVESTMENT

    The [Class A] Certificates at the time of issuance will qualify as "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA") and, as such, will constitute legal investments for certain types of investors to the extent provided in SMMEA. Such institutions should consult their own legal advisors in determining whether and to what extent the [Class A] Certificates constitute legal investments for such investors.

    [Because the Class B Certificates will not, at the time of issuance, be rated in one of the two highest rating categories of [ ], the Class B Certificates will not constitute "mortgage related securities" for purposes of SMMEA. Accordingly, many institutions with legal authority to invest in more highly rated securities based on first mortgage loans may not be legally authorized to invest in the Class B Certificates. No representation is made as to any regulatory requirements or considerations (including without limitation regulatory capital or permissible investment requirements) applicable to the purchase of the Class B Certificates by banks, savings and loan associations or other financial institutions. Such institutions should consult their own legal advisors in determining whether and to what extent the Offered Certificates constitute legal investments for such investors. See "Legal Investment" in the Prospectus.]

                             METHOD OF DISTRIBUTION

    Subject to  the terms  and conditions  of the  Underwriting Agreement  dated
[           , 19   ] (the "Underwriting Agreement"),  the Sellers have agreed to
sell, and [each of        ] (the "Underwriters") has agreed to purchase from the
Sellers the Offered Certificates offered hereby upon issuance. This Prospectus Supplement may be used by BA Securities, Inc., an affiliate of the Sellers, in connection with offers and sales related to market making transactions in the Offered Certificates. BA Securities, Inc. may act as principal or agent in such transactions. Such sales will be made at prices related to prevailing market prices at the time of the sale.

                                     S-42A

    In the Underwriting Agreement, the Underwriters have agreed, subject to the terms and conditions set forth therein, to purchase all of the Offered Certificates offered hereby if any Offered Certificates are purchased. In the event of default by an Underwriter, the Underwriting Agreement provides that, in certain circumstances, the Underwriting Agreement may be terminated.

    Distribution of the Offered Certificates will be made from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the Sellers from the sale of the Offered Certificates will be [ ]% of the initial Class A Certificate Balance plus accrued interest thereon from the Cut-off Date, but before deducting expenses payable by the Sellers. In connection with the purchase and sale of the Offered Certificates offered hereby, the Underwriter may be deemed to have received compensation from the Sellers in the form of underwriting discounts.

    The Underwriting Agreement provides that the Sellers will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or contribute to payments the Underwriters may be required to make in respect thereof.

                                USE OF PROCEEDS

    [Substantially all of the net proceeds to be received from the sale of the Offered Certificates will be used by the Sellers for general corporate purposes, including the purchase of the Contracts and the payment of other expenses connected with pooling the Contracts and issuing the Offered Certificates.]

                                 LEGAL MATTERS

    Certain legal matters relating to the Offered Certificates, including legal matters relating to material federal income tax consequences concerning the Offered Certificates, will be passed upon for the Sellers by Morrison & Foerster
LLP, Irvine, California and for the Underwriters by        .

                                     S-43A

                        INDEX OF SIGNIFICANT DEFINITIONS

                                                               PAGE IN PROSPECTUS
                                                              SUPPLEMENT ON WHICH
TERM                                                          TERM IS DEFINED, S-
- ------------------------------------------------------------  --------------------
Agreement...................................................         4, 27
Available Distribution Amount...............................         6, 32
Bank of America.............................................          1, 3
BankAmerica Housing Services................................          1, 3
Cede........................................................           11
Certificate Account.........................................           31
Certificate Owners..........................................         11, 28
Certificateholders..........................................         2, 28
Certificates................................................          1, 3
Class A Certificates........................................           3
Class A Certificate Balance.................................         7, 34
Class A Interest Distribution Amount........................         6, 33
Class A Pass-Through Rate...................................           3
Class B Certificates........................................           3
Class B Certificate Balance.................................         7, 34
Class B Interest Distribution Amount........................         6, 33
Class B Pass-Through Rate...................................           3
Class R Certificates........................................          2, 3
Closing Date................................................           31
Code........................................................         11, 39
Collection Period...........................................           4
Contract File...............................................           29
Contract Pool...............................................          1, 4
Contract Rate...............................................           4
Contract Schedule...........................................           28
Contracts...................................................          1, 4
CPR.........................................................          A-1
Cut-off Date................................................           3
Cut-off Date Pool Principal Balance.........................           3
Determination Date..........................................           32
Distribution Date...........................................         2, 28
DOL.........................................................           39
DTC.........................................................           11
Due Date....................................................           4
Eligible Institution........................................           31
Eligible Investments........................................           31
Eligible Substitute Contract................................           31
ERISA.......................................................         11, 39
Excess Contract Payment.....................................           32
Excess Interest.............................................           8
Exemption...................................................           39
Fiduciary...................................................           41
First Distribution Date.....................................           3
Formula Principal Distribution Amount.......................         6, 33
Initial Class A Certificate Balance.........................           3
Initial Class B Certificate Balance.........................           3
Legal Investment............................................         11, 42
Liquidated Contract.........................................         7, 33

                                     S-44A

                                                               PAGE IN PROSPECTUS
                                                              SUPPLEMENT ON WHICH
TERM                                                          TERM IS DEFINED, S-
- ------------------------------------------------------------  --------------------
Liquidation Expenses........................................           32
Liquidation Proceeds........................................         7, 33
Manufactured Home...........................................           4
Minimum Termination Amount..................................           37
Monthly Advance.............................................         9, 35
Monthly Servicing Fee.......................................           38
Net Liquidation Proceeds....................................         8, 34
Nonrecoverable Advance......................................           35
Offered Certificates........................................           2
OID.........................................................         11, 39
Optional Termination........................................         10, 37
Outstanding Amount Advanced.................................           35
Percentage Interest.........................................         5, 28
Plans.......................................................           39
Pool Scheduled Principal Balance............................           33
Prepayment Model............................................           25
Prospectus..................................................           1
Rating......................................................         12, 41
Record Date.................................................         5, 28
REMIC.......................................................       2, 11, 38
REMIC Provisions............................................          S-38
Replaced Contract...........................................           31
Restricted Group............................................           40
Scheduled Principal Balance.................................         7, 33
Scheduled Principal Reduction Amount........................         7, 33
Securities Act..............................................           1
Senior Certificates.........................................          2, 3
Series 199[ ]-[ ] Regular Certificates......................           3
Series 199[ ]-[ ] Residual Certificates.....................           3
Servicer....................................................          1, 3
SMMEA.......................................................         11, 42
SPFSC.......................................................          1, 4
Subordinate Certificates....................................          2, 3
Total Regular Principal Amount..............................         7, 33
Trust Fund..................................................          1, 5
Trustee.....................................................         3, 38
Underwriters................................................         2, 42
Underwriting Agreement......................................           42
Value.......................................................           14
WAC.........................................................        24, A-1
WAM.........................................................           24

                                     S-45A

                                                                      APPENDIX A

                     PREPAYMENT EXPERIENCE OF CERTAIN POOLS

    Certain statistical information relating to the prepayment behavior of certain but not all pools of manufactured housing contracts sold by SPHSI[, SPFSC, Bank of America] or BankAmerica Housing Services and serviced by SPHSI and now BankAmerica Housing Services is set forth below in tabular form. These tables relate to [ ] sold pools for which prepayment information is available covering a period of at least 18 months and which had an aggregate principal balance as of the first day of the month of sale of at least $100,000,000. In evaluating whether the data contained in these tables contain useful information with respect to the expected prepayment behavior of any particular contract pool, prospective Certificateholders should consider the following: neither BankAmerica Housing Services nor SPHSI has performed statistical analysis to determine whether the contracts to which such tables relate constitute a statistically significant sample of manufactured housing contracts for purposes of determining expected prepayment behavior. Furthermore, no assurance can be given that the Contracts in the Contract Pool will have characteristics similar to the contracts in any sold pool to which the following tables relate. FOR THESE REASONS, AND BECAUSE OF THE UNPREDICTABLE NATURE OF THE FACTORS DESCRIBED HEREIN AS INFLUENCING THE AMOUNT OF PREPAYMENTS OF MANUFACTURED HOUSING CONTRACTS, NO ASSURANCE CAN BE GIVEN THAT THE PREPAYMENT EXPERIENCE FOR THE CONTRACT POOL WITH AN AVERAGE AGE AS OF THE CUT-OFF DATE SIMILAR TO THE AVERAGE AGES (AS OF THE FIRST DAY OF THE MONTH OF SALE) OF THE POOLS TO WHICH THE TABLES RELATE WILL EXHIBIT PREPAYMENT BEHAVIOR SIMILAR TO THE BEHAVIOR SUMMARIZED IN SUCH TABLES FOR THE PERIODS COVERED BY SUCH TABLES.

    In addition to the foregoing, prospective Certificateholders should consider that the tables set forth below are limited in the periods which are covered thereby and thus cannot reflect the effects, if any, of aging on the prepayment behavior of manufactured housing contracts beyond the periods covered thereby.

    The following tables set forth, with respect to each sold pool, an initial aggregate principal balance (calculated as of the first day of the month of the sale), the decline in outstanding aggregate principal balance for each subsequent month (whether due to liquidations, scheduled principal payments, principal prepayments or repurchases), the constant prepayment rate ("CPR") for each such month and for the life of the pool through [19 ] (calculated as the annual rate of the decline in the outstanding aggregate principal balance due to liquidations, principal prepayments and repurchases exhibited during such month or over the life of the pool) and the weighted average annual percentage rate ("WAC") of the contracts in each pool as of the first day of the month of the sale of each pool and the first day of every month thereafter up to and including [ 1, 199 ]. The estimated average age of each pool as of the first day of the month of sale is listed in "Prepayment and Yield Considerations" herein.

                                      A-1A

                   [TO PROSPECTUS SUPPLEMENT, AS APPLICABLE]

  POOL #1    Aggregate
 First Day   Contract
    of:       Balance      CPR        WAC
- --------------------------------------------


  POOL #1    Aggregate
 First Day   Contract
    of:       Balance      CPR        WAC
- --------------------------------------------

                                      A-2A

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                   SUBJECT TO COMPLETION, DATED JUNE 3, 1996


PROSPECTUS

                BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST
                           PASS-THROUGH CERTIFICATES
                              (ISSUABLE IN SERIES)

         BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, SELLER

                         BANKAMERICA HOUSING SERVICES,
                         AN UNINCORPORATED DIVISION OF
                   BANK OF AMERICA, FSB, SELLER AND SERVICER

    BankAmerica Manufactured Housing Contract Trust Pass-Through Certificates ("Certificates") of one or more series (each, a "Series") may be sold from time to time under this Prospectus and a Prospectus Supplement for each such Series. The Certificates of each Series may be issued in one or more classes or subclasses (each, a "Class"), as further described herein. If the Certificates of a Series are issued in more than one Class, all or less than all of such Classes may be sold under this Prospectus, and there may be separate Prospectus Supplements for one or more of such Classes so sold. Any reference herein to the Prospectus Supplement relating to a Series comprised of more than one Class should be understood to refer to each of the Prospectus Supplements relating to the Classes sold hereunder.


    The Certificates of each Series will represent interests, as specified in the related Prospectus Supplement, in a trust fund (a "Trust Fund") created by Bank of America National Trust and Savings Association ("Bank of America" or "Seller") or BankAmerica Housing Services, an unincorporated division of Bank of America, FSB ("BankAmerica Housing Services" or "Seller," and, together with Bank of America, the "Sellers") or both. The Trust Fund or Funds for each Series of Certificates will be separate from the Trust Fund for



                                                  (COVER CONTINUED ON NEXT PAGE)



    This Prospectus and any related Prospectus Supplement may be used by BA Securities, Inc., an affiliate of the Sellers, in connection with offers and sales related to market making transactions in any Series of the Certificates. BA Securities, Inc. may act as principal or agent in such transactions. Such sales will be made at prices related to prevailing market prices at the time of the sale.


    With respect to any Series of Certificates, none of the Certificates evidencing the Residual Interest (as defined herein) for such Series have been registered under the Securities Act of 1933, as amended (the "Securities Act") or will be offered or sold pursuant to this Prospectus.

 See page 76 herein for the Index of Significant Definitions contained herein.


    FOR A DISCUSSION OF SIGNIFICANT MATTERS AFFECTING INVESTMENTS IN THE CERTIFICATES, SEE "RISK FACTORS" HEREIN AT PAGE 13 AND IN THE PROSPECTUS SUPPLEMENT.

                             ---------------------

PROCEEDS FROM THE ASSETS IN THE TRUST FUND FOR A SERIES WILL BE THE ONLY SOURCE OF PAYMENT ON THE CERTIFICATES OF SUCH SERIES, AND THE CERTIFICATES WILL NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF BANK OF AMERICA, BANKAMERICA HOUSING SERVICES, THEIR PARENT CORPORATION, BANKAMERICA CORPORATION, OR OTHER AFFILIATES, SUBJECT TO CERTAIN EXCEPTIONS DESCRIBED UNDER "RISK FACTORS" HEREIN. NEITHER THE CERTIFICATES NOR (UNLESS OTHERWISE SPECIFIED IN THE RELATED PROSPECTUS SUPPLEMENT) UNDERLYING CONTRACTS OR ANY COLLECTIONS THEREON WILL BE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

                           --------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           --------------------------

This Prospectus may not be used to consummate sales of Certificates unless accompanied by a Prospectus Supplement.


              THE DATE OF THIS PROSPECTUS IS              , 1996.

any other Series of Certificates. Each Trust Fund will include a pool (each, a "Contract Pool") of manufactured housing installment sales contracts and installment loan agreements (the "Contracts") together with certain contract rights and other rights relating to such Contracts (as discussed below). BankAmerica Housing Services will act as the servicer of the Contracts in each Trust Fund (together with any successor servicer appointed as described herein, the "Servicer").


    The Contracts comprising each Contract Pool will be conveyed to the relevant Trust Fund by the applicable Sellers. Each Contract will have been either (i) originated or purchased by Bank of America, BankAmerica Housing Services or
Security Pacific Financial Services of California, Inc. ("SPFSC"), a wholly-owned subsidiary of Bank of America, in each case on an individual basis in the ordinary course of its business or (ii) purchased by Bank of America, BankAmerica Housing Services, SPFSC, or any combination thereof, in bulk from other lenders or finance companies (including from affiliates of the Sellers), from governmental agencies or instrumentalities or from other entities.
Interests in each Trust Fund will be evidenced by a separate Series of Certificates. SPFSC will not be conveying any Contracts to any Trust Fund. Any Contracts purchased on an individual basis or in bulk by SPFSC will be sold by it to Bank of America, and conveyed by Bank of America to the Trustee of a Trust Fund immediately before the issuance of Certificates evidencing interests in such Contracts.

    If a Series of Certificates is comprised of more than one Class, the related Prospectus Supplement will set forth the interest in the applicable Trust Fund represented by each Class sold hereunder. The timing of distributions of principal and/or interest to the holders of Certificates of such Classes may be on a sequential, pro-rata or other basis as specified in the related Prospectus Supplement. In addition, if specified in the related Prospectus Supplement, the rights of the holders of the Certificates of one or more Classes of a multiple-Class Series to receive distributions with respect to some or all of the assets of the related Trust Fund may be subordinate to such rights of the holders of the Certificates of one or more other Classes.

    Neither Bank of America nor BankAmerica Housing Services nor any of their affiliates will have any obligations with respect to any Series of Certificates except, in the case of the Sellers, for obligations arising from certain representations and warranties of Bank of America and BankAmerica Housing Services, as the case may be, with respect to the Contracts sold by it in the related Contract Pool and, in the case of BankAmerica Housing Services, for certain contractual servicing obligations, each as further described herein. See "Risk Factors -- No Recourse" herein.

    To the extent specified in the related Prospectus Supplement, the holders of the Certificates of any Series, or of one or more Classes within a Series, may be entitled to the benefit of overcollateralization or subordination of one or more Classes of Certificates within such Series, one or more spread accounts or other reserve funds, one or more letters of credit, one or more surety bonds or other credit facilities and/or one or more certificate purchase agreements or other liquidity facilities. See "Credit and Liquidity Enhancement" herein and the related Prospectus Supplement.

    Unless otherwise specified in the applicable Prospectus Supplement, the Certificates of a Series or of any Class within a Series will be issuable in the form of one or more global certificates represented by book-entries on the records of a depository or participating members thereof. See "Reports to Certificateholders," "Risk Factors," and "Description of the Certificates -- Global Certificates" herein and the related Prospectus Supplement.

    There will have been no public market for any Certificates sold hereunder prior to the offering thereof and there is no assurance that any such market will develop. The Underwriters named in the Prospectus Supplement relating to a Series may from time to time buy and sell Certificates of such Series, but there can be no assurance that an active secondary market therefor will develop, and there is no assurance that any such market, if established, will continue. See "Risk Factors" herein.

    An election may be made to cause the Trust Fund relating to a Series of Certificates to be treated as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes. See "Certain Federal Income Tax Consequences" herein.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

    There are incorporated herein by reference all reports and other documents filed or caused to be filed by either Seller or the Servicer (if other than BankAmerica Housing Services) with respect to the Trust Fund for any Series of Certificates, pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), subsequent to the date of this Prospectus and prior to the termination of the offering of the Certificates of such Series. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this

Prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as modified or superseded, to constitute a part of this Prospectus. Upon request by any person to whom this Prospectus and the applicable Prospectus Supplement are delivered in connection with the offering of one or more Classes of Certificates, the Servicer will provide or cause to be provided without charge a copy of any such documents and/or reports incorporated herein by reference, in each case to the extent such documents or reports relate to such Classes of Certificates, other than the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents). Requests to the Servicer should be directed orally or in writing to BankAmerica Housing Services, Investor Services, 10089 Willow Creek Road, San Diego, California, 92131-9516, telephone number (619)
530-9394. Each of Bank of America and BankAmerica Housing Services has determined that its respective financial statements are not material to the offering of any Certificates.

                             ADDITIONAL INFORMATION

    This Prospectus contains, and the Prospectus Supplement for each Series of Certificates will contain, a summary of certain material terms of certain of the documents referred to herein and therein, but neither contains or will contain all of the information set forth in the Registration Statement of which this Prospectus is a part (the "Registration Statement"). For further information, reference is made to such Registration Statement and the exhibits thereto which the Sellers have jointly filed with the Securities and Exchange Commission (the "Commission"), Washington, D.C., under the Securities Act. Statements contained in this Prospectus and any Prospectus Supplement describing a provision of any contract or other document referred to are summaries, and if this Prospectus or such Prospectus Supplement indicates that such contract or other document has been filed as an exhibit to the Registration Statement, reference is made to the copy of the contract or other document filed as an exhibit, each such statement being qualified in all respects by reference to the actual provision being described. Copies of the Registration Statement can be inspected and, upon payment of the Commission's prescribed charges, copies can be obtained at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's following regional offices: Northeast Regional Office, 7 World Trade Center, Suite 1300, New York, New York 10048; and Midwest Regional Office, Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661.

                         REPORTS TO CERTIFICATEHOLDERS

    Unless and until Definitive Certificates (as defined herein) with respect to a Trust Fund are issued, monthly and annual reports, which contain unaudited information concerning the Trust Fund and are prepared by the Servicer, will be sent on behalf of the Trust Fund to Cede & Co. ("Cede"), as nominee of The Depository Trust Company ("DTC") and registered holder of the Certificates offered hereby, pursuant to the Agreement (as defined herein). See "Description of the Certificates -- Global Certificates." Such reports will not constitute financial statements prepared in accordance with generally accepted accounting principles. The Agreement will not require the sending of, and the Sellers do not intend to send, any of their financial reports to registered holders (the "Certificateholders") of the Certificates offered hereby or to owners (the "Certificate Owners") of beneficial interests in the Certificates. The Servicer will file with the Commission such periodic reports with respect to the Trust Fund as are required under the Exchange Act, and the rules and regulations of the Commission thereunder. If the number of Certificateholders of record is below 300, the Certificates may cease to be subject to the periodic reporting requirements of the Exchange Act. In that case, the Servicer may cease to file such reports with the Commission. The Trustee would, however, continue to provide periodic reports to Certificateholders as and to the extent described in the Prospectus Supplement.

                                SUMMARY OF TERMS

    This summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to each Series of Certificates contained in the related Prospectus Supplement. Reference is made to the "Index of Significant Definitions" herein beginning at page 76 for the location in this Prospectus of the definitions of certain capitalized terms.

Title of Certificates...........  BankAmerica  Manufactured  Housing  Contract  Trust  Pass-
                                  Through Certificates (Issuable in Series).
Seller or Sellers...............  As to  any  Contract  (as hereinafter  defined),  Bank  of
                                  America  National Trust and  Savings Association ("Bank of
                                  America")   or    BankAmerica   Housing    Services,    an
                                  unincorporated   division   of   Bank   of   America,  FSB
                                  ("BankAmerica Housing  Services"), and,  as to  any  Trust
                                  Fund   (as   hereinafter   defined),   Bank   of  America,
                                  BankAmerica Housing Services, or both of them.
Servicer........................  BankAmerica Housing Services (together with any  successor servicer  under  the  Agreement (as  defined  herein), the
                                  "Servicer").
Risk Factors....................  Certain  risk  factors  are  particularly  relevant  to  a decision to invest in any Certificates sold hereunder. See
                                  "Risk Factors" herein.
The Contracts...................  The  Certificates of  any Series  will represent undivided ownership  in  a  pool  (a  "Contract  Pool")  of  certain
                                  manufactured   housing  installment  sales  contracts  and
                                  installment  loan  agreements  (each,  a  "Contract"  and, collectively,  the  "Contracts").  Contracts  comprising a
                                  Contract Pool  will have  been  either (i)  originated  or
                                  purchased   by  Bank   of  America,   BankAmerica  Housing
                                  Services,   Security   Pacific   Financial   Services   of
                                  California,  Inc. ("SPFSC"), a  wholly-owned subsidiary of
                                  Bank of America, or any combination thereof, in each  case on  an  individual basis  in  the ordinary  course  of its business or (ii) purchased by Bank of America, BankAmerica
                                  Housing Services, SPFSC,  or any  combination thereof,  in bulk  from other  lenders or  finance companies (including
                                  from  affiliates  of   the  Sellers),  from   governmental
                                  agencies  or  instrumentalities  or  from  other entities.
                                  SPFSC will not  be conveying  any Contracts  to any  Trust
                                  Fund. Any Contracts purchased on an individual basis or in bulk  by SPFSC will be sold by  it to Bank of America, and conveyed by Bank of America to the Trustee of a Trust Fund immediately before the issuance of Certificates evidencing interests in such Contracts.
                                  Each  Contract  will   be  secured  by   a  new  or   used
                                  manufactured  home  (each  manufactured  home  securing  a
                                  Contract being  referred  to  herein  as  a  "Manufactured
                                  Home").   Unless  otherwise   specified  in   the  related
                                  Prospectus  Supplement,   none   of  the   Contracts   nor
                                  collections  thereon will be insured  or guaranteed by any governmental agency  or  instrumentality.  The  applicable
                                  Prospectus  Supplement will specify if  any of the related
                                  Contracts will be secured by real property and whether the annual percentage  rate ("Contract  Rate") for  each  such
                                  Contract  is fixed, is variable  or increases ("steps up")
                                  in specified increments on certain dates.
                                  The Prospectus  Supplement  relating  to  each  Series  of
                                  Certificates  will provide information as of the first day of the month of initial

                                  issuance of such  Certificates (the  "Cut-off Date")  with respect  to,  among  other  things,  (i)  the  number, the aggregate unpaid  principal  balance,  and  the  range  of outstanding principal balances of the Contracts comprising the  related Contract  Pool; (ii) the  weighted average of the Contract Rates ("Weighted  Average Contract Rate")  of
                                  the  Contracts  and  the distribution  of  Contract Rates;
                                  (iii) the weighted average original and remaining terms to
                                  maturity  of  the  Contracts   and  the  distribution   of
                                  remaining  terms to maturity; (iv) the average outstanding principal balance of the  Contracts; (v) the  geographical
                                  distribution   of  the   related  Manufactured   Homes  at
                                  origination;  (vi)  the  years   of  origination  of   the
                                  Contracts;  (vii) the  distribution of  original principal balances of the Contracts; (viii) the percentage amount of
                                  Contracts secured by new or used Manufactured Homes;  (ix)
                                  the  range of and weighted average loan-to-value ratios at origination; and (x) the month and year in which the final scheduled payment date  for the Contract  with the  latest maturity  is  scheduled  to  occur.  If  a  Contract  Pool contains Step-Up Rate Contracts  (as defined herein),  the related  Prospectus Supplement will specify the percentage of the  Contract Pool  comprised  of such  Contracts,  the period  during which the Contract Rates for such Contracts will be  stepped  up,  the  range  of  increases  in  such
                                  Contract Rates and the range of increases in the Scheduled
                                  Payments  (as  defined herein)  for  such Contracts.  If a
                                  Contract  Pool  contains  variable  rate  Contracts,   the
                                  related  Prospectus Supplement will  contain a description of the basis on which such rates are determined, including any maximum or minimum rates and the frequency with  which any  such rate adjusts. The Prospectus Supplement relating to a  Series of  Certificates  also will  contain  certain information about Contracts in the related Trust Fund that are  Land Home Contracts (as defined herein), Land-in-Lieu
                                  Contracts  (as  defined  herein)  or  Contracts  that  are partially  guaranteed  by the  Veterans  Administration or partially insured by  the Federal Housing  Administration.
                                  To  the extent that Bank of America or BankAmerica Housing
                                  Services, as the case may be, believes such information to be material, any  Prospectus Supplement  may also  include additional  information  concerning  the  related Contract
                                  Pool that  is  stored  in  BankAmerica  Housing  Services'
                                  electronic data processing system.
Description of Certificates.....  Each  Series of Certificates will  be issued pursuant to a pooling and  servicing  agreement (each,  an  "Agreement")
                                  entered  into by  Bank of  America or  BankAmerica Housing
                                  Services, or both  of them,  in each case  as Seller  with respect  to Contracts sold by  it for the related Contract
                                  Pool,  BankAmerica  Housing  Services,  as  Servicer,  the
                                  trustee  specified  in the  related  Prospectus Supplement
                                  (the "Trustee"), and such other parties, if any, as may be
                                  specified  in  the  related  Prospectus  Supplement.   The
                                  Certificates  of a  Series may  be issued  in one  or more classes or subclasses (each referred to in this Prospectus as a "Class"). If the Certificates of a Series are  issued in  more than one  Class, the Certificates  of all or less
                                  than  all  of  such  Classes   may  be  sold  under   this
                                  Prospectus,   and   there  may   be   separate  Prospectus

                                  Supplements relating to  one or  more of  such Classes  so sold.  Any reference  herein to  the Prospectus Supplement relating to  a Series  comprised of  more than  one  Class should  be understood to  refer to each  of the Prospectus
                                  Supplements relating to  the Classes of  such Series  sold hereunder.  Any reference herein to  the Certificates of a
                                  Class  should  be  understood   as  a  reference  to   the
                                  Certificates  of a Class within a Series, the Certificates of a subclass within a Class or all of the Certificates of a single-Class Series, as the context may require.
                                  The Certificates of each Series will evidence an interest, as specified in  the related Prospectus  Supplement, in  a trust  fund (a "Trust  Fund") created by  Bank of America,
                                  BankAmerica Housing Services or both of them, as the  case may  be, pursuant  to an  Agreement. Each  Trust Fund will include a  Contract Pool  together with  certain  contract rights  and other  rights relating  to such  Contracts (as discussed below). Each  Trust Fund may  from time to  time also  include  title  to  any  Manufactured  Home  that is repossessed following a Contract default, hazard insurance claims and proceeds from the sale of any such Manufactured
                                  Home  or  such  hazard  insurance  claims.  The  Contracts comprising  each Contract Pool will be sold to the related
                                  Trust  Fund  by  Bank  of  America,  BankAmerica   Housing
                                  Services or both of them.
Non-Recourse Obligations........  Neither  Bank of America  nor BankAmerica Housing Services
                                  nor any of their affiliates will have any obligations with respect to any Series of Certificates except, in the  case of  the  Sellers,  for  obligations  arising  from certain representations and  warranties  of Bank  of  America  and
                                  BankAmerica  Housing Services,  as the  case may  be, with respect to  the  Contracts  sold  by  it  in  the  related
                                  Contract  Pool  and, in  the  case of  BankAmerica Housing
                                  Services, for certain  contractual servicing  obligations, each  as  further described  herein.  SUBJECT ONLY  TO THE
                                  FOREGOING EXCEPTIONS, THE CERTIFICATES WILL NOT  REPRESENT
                                  INTERESTS   IN  OR  OBLIGATIONS  OF  BANK  OF  AMERICA  OR
                                  BANKAMERICA HOUSING  SERVICES, THEIR  PARENT  CORPORATION,
                                  BANKAMERICA  CORPORATION,  OR ANY  AFFILIATE  THEREOF, AND
                                  ASSETS IN THE TRUST FUND  WILL CONSTITUTE THE ONLY  SOURCE
                                  OF  FUNDS  FOR PAYMENT  ON THE  CERTIFICATES. NONE  OF THE
                                  CERTIFICATES  NOR  (UNLESS  OTHERWISE  SPECIFIED  IN   THE
                                  RELATED PROSPECTUS SUPPLEMENT) THE UNDERLYING CONTRACTS OR
                                  ANY  COLLECTIONS THEREON WILL BE  INSURED OR GUARANTEED BY
                                  THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY  OTHER
                                  GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
Distributions on Certificates...  All  Certificates  will  entitle  the  holders  thereof to distributions, on  the  dates  specified  in  the  related
                                  Prospectus  Supplement (each, a "Distribution Date"), from
                                  amounts  collected  on   the  underlying  Contracts.   The
                                  Certificates of a Class may entitle the holders thereof to
                                  (a)  distributions  of  both principal  and  interest, (b)
                                  distributions of principal  only or  (c) distributions  of
                                  interest   only.  Such  distributions   will  be  made  in
                                  accordance with a formula

                                  described  in  the  related  Prospectus  Supplement,  and, unless  otherwise specified in such Prospectus Supplement, distributions allocable to a Class of Certificates will be
                                  applied  first  to  interest,   if  any,  and  second   to
                                  principal,  if any. To the extent specified in the related
                                  Prospectus Supplement, the  rights of the  holders of  the
                                  Certificates  of one  or more Classes  of a multiple-Class
                                  Series  to  receive  distributions  of  principal   and/or
                                  interest  from amounts  collected on the  Contracts may be subordinate to such rights of the holders of  Certificates of  one or more  other Classes. See  "Credit and Liquidity
                                  Enhancement"  herein   and   the   applicable   Prospectus
                                  Supplement.
A. Distributions of Principal...  If the Certificates of a Class entitle the holders thereof to  distributions  of  principal,  the  related Prospectus
                                  Supplement will  specify  an initial  aggregate  principal balance  for the  Certificates of such  Class (the related
                                  "Certificate Balance")  and  a  method  of  computing  the amount  of  principal, if  any, to  be distributed  to the holders of such  Certificates on  each Distribution  Date.
                                  Unless  otherwise  specified  in  the  related  Prospectus
                                  Supplement, principal distributions  for the  Certificates of  a Class  will be  computed on  the basis  of a formula which, on  each  Distribution  Date, allocates  all  or  a portion  of the Total Regular Principal Amount relating to such Distribution Date to the Certificates of such  Class.
                                  The  "Total Regular Principal Amount"  is the total amount by which the  aggregate outstanding  principal balance  of the  Contracts  in the  related  Contract Pool  is reduced during one  or  more  collection  periods  prior  to  such
                                  Distribution Date designated in such Prospectus Supplement
                                  (each, a "Collection Period"). Such reduction may occur as a  result of actuarially predetermined scheduled principal reductions, receipt of principal prepayments,  liquidation of  Contracts,  losses  on  Contracts  and  repurchases of
                                  Contracts under certain conditions, the failure of a third party credit support provider, if any, to make a  required payment,  or a  combination of  the foregoing  events. See
                                  "The Contract Pools," "Description of the Certificates  --
                                  Conveyance of Contracts," "Description of the Certificates
                                  --  Optional  and  Mandatory  Repurchase  of Certificates;
                                  Termination Auction" and "Description of the  Certificates
                                  --  Collection  and  Other  Servicing  Procedures" herein.
                                  Distributions with  respect to  all or  a portion  of  the
                                  Total  Regular Principal Amount  are sometimes referred to herein as distributions of "Regular Principal." The  Total
                                  Regular Principal Amount with respect to any Contract Pool and  any Distribution  Date may  be estimated  in a manner specified in the related Prospectus Supplement.
                                  If, due  to  liquidation  losses  or  other  circumstances adversely  affecting  the  collections  on  the underlying
                                  Contract Pool, the Contract  collections available on  any
                                  Distribution   Date  to  make   distributions  of  Regular
                                  Principal to the  holders of the  Certificates of a  Class are  less than the portion  of the Total Regular Principal
                                  Amount allocable to such Class, the deficiency may be made up from  (i) the  amount, if  any, by  which the  interest
                                  collected   on  nondefaulted  Contracts  during  the  same
                                  Collection Period exceeds the interest distribution due to the holders of Certificates

                                  for the related Series, the servicing fee of the  Servicer
                                  (to  the  extent such  servicing fee  is payable  prior to distributions of interest to the  holders of any Class  of
                                  Certificates) and other expenses of the Trust Fund or (ii)
                                  funds  available from one or more forms of credit support,
                                  but  only  to  the  extent,  if  any,  specified  in   the
                                  applicable   Prospectus   Supplement.   See   "Credit  and
                                  Liquidity  Enhancement"  herein.   If  specified  in   the
                                  applicable  Prospectus Supplement, the Certificate Balance of the Certificates  of a  Class will be  reduced on  each
                                  Distribution Date by the full amount of the portion of the
                                  Total  Regular  Principal Amount  allocable to  such Class even if,  due to  deficient Contract  collections, a  full distribution thereof is not made.
                                  The  applicable distribution  formula for each  Class of a multiple-Class  Series  may  allocate  the  Total  Regular
                                  Principal  Amount among the various Classes on a pro rata, sequential or  other basis,  as specified  in the  related
                                  Prospectus   Supplement.  If  specified   in  the  related
                                  Prospectus Supplement, any  such formula  may entitle  the holders  of Certificates of a  particular Class to receive on certain  Distribution Dates,  distributions of  Regular
                                  Principal  from particular sources  of credit support upon the occurrence of certain losses or delinquencies, even if the holders of  the Certificates of  such Class would  not have  been entitled to  receive principal distributions on such Distribution  Dates  from amounts  collected  on  the underlying  Contracts  in the  absence  of such  losses or delinquencies.
                                  If specified in the applicable Prospectus Supplement,  the
                                  Certificates of a Class may entitle the holders thereof to special principal distributions on particular Distribution
                                  Dates  that are  unrelated to the  Total Regular Principal
                                  Amount for any such Distribution Date ("Special  Principal
                                  Distributions").  Special  Principal Distributions  may be
                                  made, under the circumstances set forth in the  applicable
                                  Prospectus  Supplement,  from  interest  collected  on the underlying Contract Pool, from funds available from one or more forms of credit support or from such other source  as may  be  specified  in  such  Prospectus  Supplement.  The
                                  Certificates of  a  Class having  an  initial  Certificate
                                  Balance  may entitle the  holders thereof to distributions of Regular  Principal only,  to distributions  of  Regular
                                  Principal  and  to Special  Principal Distributions  or to
                                  Special  Principal  Distributions  only.  However,  unless otherwise stated in the related Prospectus Supplement, the
                                  Certificates  of  a  Class will  not  entitle  the holders thereof to aggregate principal distributions in excess  of the initial Certificate Balance for such Class.
B. Distributions of Interest....  The  distribution  formula  for  a  Class  of Certificates having an initial Certificate  Balance may, but need  not, also  specify a method of  computing the interest, if any, to be distributed on  specified Distribution Dates  (which may  include  all or  less  than all  of  the Distribution
                                  Dates) to the holders of  the Certificates of such  Class.
                                  Such interest may be equal, subject to such adjustments as may  be described in the related Prospectus Supplement, to a specified  number of  days' interest  on the  applicable
                                  Certificate Balance (before giving effect to any reduction thereof on such

                                  Distribution    Date),   calculated   at   a   rate   (the
                                  "Pass-Through Rate") specified  in the related  Prospectus
                                  Supplement.   The  Pass-Through  Rate   may  be  fixed  or
                                  variable, and,  if  specified in  the  related  Prospectus
                                  Supplement, may shift from a variable rate to a fixed rate
                                  under   the  conditions   specified  in   such  Prospectus
                                  Supplement.  See  "Description  of  the  Certificates   --
                                  Distributions  on  Certificates  --  B.  Distributions  of
                                  Interest" herein for a general description of the types of variable Pass-Through Rates that might be applicable to  a
                                  Class of Certificates. Alternatively, such interest may be
                                  equal   to  all  or  a  portion  (which  portion  will  be
                                  determined  as   described  in   the  related   Prospectus
                                  Supplement)  of the interest due  on the related Contracts during one or more  Collection Periods occurring prior  to such  Distribution Date.  Classes of  Certificates that do not entitle the holders  thereof to receive  distributions of  principal  may  nevertheless entitle  such  holders to receive interest distributions  calculated on this  basis.
                                  If,  due  to  liquidation  losses  or  other circumstances adversely affecting  the  collections  on  the  underlying
                                  Contract  Pool, the Contract collections available to make
                                  distributions  of   interest  to   the  holders   of   the
                                  Certificates  of  a  Class  are less  than  the  amount of interest computed as described  above, the deficiency  may be  made up from other sources, but only to the extent, if any, specified in the  related Prospectus Supplement.  See
                                  "Credit   and  Liquidity   Enhancement"  herein   and  the
                                  applicable Prospectus Supplement.
C. Residual Interests...........  If specified in the related Prospectus Supplement, a Class of Certificates  in any  Series  may evidence  a  residual
                                  interest   in  the  related   Trust  Fund  (the  "Residual
                                  Interest"). Any such Class  will not have been  registered under  the Securities Act and will  not be offered or sold pursuant to  this  Prospectus. Certificates  evidencing  a
                                  Residual  Interest  will not  have the  features described
                                  above.  Rather,   unless  otherwise   specified  in   such
                                  Prospectus  Supplement, such Certificates will entitle the holders thereof  to  receive  distributions  from  amounts collected  on the Contracts  which would not  be needed to make distributions to  the holders of  other interests  in the  Trust Fund (or  to pay expenses  of the related Trust
                                  Fund) in the absence of liquidation losses or other events resulting in deficient Contract collections.
                                  In  addition,  if  specified  in  the  related  Prospectus
                                  Supplement,   certain   or  all   Certificates  evidencing
                                  Residual Interests may also entitle the holders thereof to receive additional distributions of assets of the  related
                                  Trust  Fund, to  the extent  any such  assets remain after being applied  to make  distributions  to the  holders  of other  interests in the Trust Fund  (or to pay expenses of the Trust Fund).  The Certificates  evidencing a  Residual
                                  Interest  may entitle the holders thereof to distributions at various times throughout the life of the related  Trust
                                  Fund  or only upon  termination of the  Trust Fund, all as more fully set forth in the related Prospectus Supplement.
                                  If an election is made to treat the related Trust Fund  as a  REMIC, the holders of a Residual Interest in such Trust
                                  Fund will  be  subject  to federal  income  taxation  with respect to their

                                  ownership  of such  Residual Interest  as described herein under "Certain Federal  Income Tax  Consequences --  REMIC
                                  Certificates -- D. Taxation of Residual Certificates."
Global Certificates.............  Unless  otherwise  specified  in  the  related  Prospectus
                                  Supplement, the Certificates  of a  Series, or  of one  or
                                  more Classes within a Series, will be issuable in the form of  one  or  more  global  certificates  (each,  a "Global
                                  Certificate") to be held by Cede & Co ("Cede"), as nominee of The Depository Trust Company ("DTC"), on behalf of  the
                                  beneficial   owners  (the  "Certificate  Owners")  of  the
                                  Certificates, as  described herein  under "Description  of the  Certificates -- Global Certificates."  If some or all of the Certificates of a Series are issued in the form  of one  or  more  Global  Certificates,  certain  monthly and annual reports prepared by the Servicer under the  related
                                  Agreement will be sent on behalf of the related Trust Fund to Cede and not to the Certificate Owners, as described in
                                  "Reports to Certificateholders" above.
Credit and Liquidity
 Enhancement....................  The  extent, if any,  to which a  Class of Certificates in any Series may be entitled to  the benefit of one or  more forms  of  credit and  liquidity  enhancement by  means of overcollateralization or  subordination  of  one  or  more
                                  Classes  of Certificates  in such  Series, the  deposit of funds into one  or more spread  accounts or other  reserve funds,  the  issuance of  one or  more letters  of credit, surety bonds, or other credit facilities, or a combination
                                  thereof,  and/or  the  performance   under  one  or   more
                                  certificate   purchase   agreements  or   other  liquidity
                                  facilities, or a combination thereof, will be described in
                                  the  related  Prospectus   Supplement.  See  "Credit   and
                                  Liquidity  Enhancement" herein and  the related Prospectus
                                  Supplement.
Advances........................  The extent, if any, to which the Servicer will be required to make advances of  delinquent scheduled payments on  the
                                  Contracts  in  a Contract  Pool will  be described  in the related Prospectus Supplement.
Termination Auction.............  If specified in the applicable Prospectus Supplement,  the
                                  Trustee  for the related Trust Fund shall solicit bids for the purchase at  an auction (a  "Termination Auction")  of the  Contracts remaining  in the Trust  Fund within ninety days following the Distribution Date as of which the  Pool
                                  Principal  Balance for a Contract Pool is less than 10% of such Contract Pool's Cut-off Date Pool Principal  Balance.
                                  In  the  event  that  satisfactory  bids  are  received as described  in  the  applicable  Agreement,  the  net  sale proceeds will be distributed to Certificateholders, in the same  order of priority as collections received in respect of the Contracts. If  satisfactory bids are not  received, the  Trustee shall decline to sell the Contracts and shall not be under any obligation to solicit any further bids or otherwise negotiate any further sale of the Contracts.  If an  election has been made to treat the related Trust Fund as a REMIC,  such sale and  consequent termination of  the
                                  related   Trust   Fund   must   constitute   a  "qualified
                                  liquidation" of the Trust Fund  under Section 860F of  the
                                  Code,   including  the  requirement   that  the  qualified
                                  liquidation takes place  over a  period not  to exceed  90 days. See "Description of the

                                  Certificates   --   Optional  and   Mandatory  Repurchase;
                                  Termination Auction" herein and the applicable  Prospectus
                                  Supplement.  Any  early termination  of  a Trust  Fund and early retirement of the related Certificates that  results from  a successful Termination Auction  may have an effect
                                  on  an  investor's   yield  on   such  Certificates.   See
                                  "Prepayment  and Yield  Considerations" herein  and in the applicable Prospectus Supplement.
Optional Termination............  If so specified in  the related Prospectus Supplement  and
                                  if   the  related  Trust  Fund  has  not  been  terminated
                                  following a successful  Termination Auction, the  Servicer will  have the option  to purchase from  the related Trust
                                  Fund all Contracts then outstanding and all other property in such Trust Fund at the  time, in the manner and at  the price  specified in such Prospectus Supplement and subject to the conditions set forth in the related Agreement.  See
                                  "Description of the Certificates -- Optional and Mandatory
                                  Repurchase;  Termination Auction" and  "Description of the
                                  Certificates -- Termination of the Agreement" herein.  Any early  termination  of the  related  Trust Fund  and early retirement of the Certificates of the related Series  that result from the Servicer exercising either such option may
                                  have   an   effect  on   an   investor's  yield   on  such
                                  Certificates. See  "Prepayment and  Yield  Considerations"
                                  herein and in the related Prospectus Supplement.
Federal Income Tax
 Consequences...................  The  federal  income  tax  consequences  of  the purchase, ownership and  disposition  of  the  Certificates  in  any
                                  Series  will depend  on, among  other factors,  whether an election is  made to  treat the  related Trust  Fund as  a
                                  REMIC under the provisions of the Internal Revenue Code of
                                  1986, as amended (the "Code"). See "Certain Federal Income
                                  Tax  Consequences  --  REMIC  Certificates"  herein  for a discussion of the federal  income tax consequences of  the purchase, ownership and disposition of the Certificates in any  Series  if such  an  election is  made.  See "Certain
                                  Federal Income Tax Consequences -- Non-REMIC Certificates"
                                  for a discussion of the federal income tax consequences of
                                  the   purchase,   ownership   and   disposition   of   the
                                  Certificates  in  any Series  if such  an election  is not made.
ERISA Considerations............  A fiduciary of  any employee benefit  plan subject to  the
                                  Employee  Retirement  Income  Security  Act  of  1974,  as
                                  amended ("ERISA"),  or Section  4975  of the  Code  should carefully  review with its own  legal advisors whether the purchase or holding of Certificates  could give rise to  a transaction  that is prohibited or otherwise impermissible under ERISA or the Code. See "ERISA Considerations" herein and in the related Prospectus Supplement. If specified  in the  related  Prospectus Supplement,  certain Certificates sold hereunder will not be transferable to certain benefit plan investors except  under the conditions  set forth  in such Prospectus Supplement.
Legal Investment................  Unless  otherwise indicated  in the  applicable Prospectus
                                  Supplement, any Certificates offered hereby that are rated by at least one  nationally recognized statistical  rating organization in

                                  one  of its  two highest rating  categories will generally
                                  constitute  "mortgage   related  securities"   under   the
                                  Secondary  Mortgage  Market  Enhancement Act  of  1984, as
                                  amended  ("SMMEA")   and,  as   such,  would   be   "legal
                                  investments"  for certain types of institutional investors to the extent provided in  SMMEA. Certain state laws  have overridden  SMMEA and,  therefore, institutional investors should review with their  own legal advisors whether  such
                                  Certificates  would  constitute  a  legal  investment.  In addition, some Classes of Certificates offered hereby  may not  be rated in one of  the two highest rating categories
                                  and  thus   would   not   constitute   "mortgage   related
                                  securities."  See  "Legal  Investment" herein  and  in the related Prospectus Supplement.
Rating..........................  It is  a  condition  to  the issuance  of  each  Class  of
                                  Certificates  sold under this Prospectus  that it be rated at the  time  of  issuance  by  at  least  one  nationally recognized  statistical rating organization  in one of its four highest rating categories. A security rating is not a recommendation to buy, sell or hold securities and may  be subject  to  revision or  withdrawal  at any  time  by the assigning rating agency. The security rating of any  Class of  Certificates  should  be  evaluated  independently  of similar  security  ratings  assigned  to  other  kinds  of securities,  including Certificates in  the same Series or
                                  Certificates of other Series sold under this Prospectus.
                                  Ratings  on  manufactured  housing  contract  pass-through certificates  address  the  likelihood of  the  receipt by certificateholders of their  allocable share of  principal
                                  and   interest  on  the  underlying  manufactured  housing
                                  contract assets.  These  ratings  address  structural  and legal  aspects  associated  with  such  certificates,  the extent to  which the  payment  stream on  such  underlying assets  is  adequate  to make  payments  required  by such
                                  certificates  and  the  credit   quality  of  the   credit
                                  enhancer,  if  any. Ratings  on  the Certificates  do not, however, constitute a  statement regarding the  likelihood of  principal prepayments by  Obligors under the Contracts
                                  in  the  related  Contract  Pool,  the  degree  by   which
                                  prepayments  made by such Obligors might differ from those originally anticipated  or  whether the  yield  originally anticipated by investors of any Series of Certificates may be  adversely affected as a result of such prepayments. As a result, investors  of any Series  of Certificates  might suffer a lower than anticipated yield.
                                  See   "Rating"  herein  and   in  the  related  Prospectus
                                  Supplement.

                                  RISK FACTORS

    Prospective purchasers of Certificates should consider, among other things, the following factors in connection with the purchase of Certificates:

    1. LIMITED LIQUIDITY. There can be no assurance that a secondary market will develop for Certificates or, if it does develop, that it will provide the holders of Certificates with liquidity of investment or that it will remain for the term of such Certificates.

    2. BOOK-ENTRY FORM. To the extent any Certificate is represented by a Global Certificate, the issuance of such Certificates in book-entry form may reduce the liquidity of such Certificates in the secondary trading market since investors may be unwilling to purchase Certificates for which they cannot obtain physical certificates. See "Description of the Certificates -- Global Certificates" herein.

    3. PREVAILING ECONOMIC CONDITIONS. An investment in Certificates may be affected by, among other things, a downturn in national, regional or local economic conditions. The geographic location of the Manufactured Homes in any Contract Pool at origination of the related Contract will be set forth in the related Prospectus Supplement under "The Contract Pool." Regional and local economic conditions are often volatile and, historically, regional and local economic conditions, as well as national economic conditions, have affected the delinquency, loan loss and repossession experience of manufactured housing installment sales contracts and/or installment loan contracts (hereinafter generally referred to as "contracts" or "manufactured housing contracts"). Sufficiently high delinquencies and liquidation losses on the Contracts in any Contract Pool will have the effect of reducing, and possibly eliminating, the protection against loss afforded by any credit enhancement supporting any Class of the related Certificates. If such protection is eliminated with respect to a Class of Certificates, the holders of such Certificates will bear all risk of loss on the related Contracts and will have to rely on the value of the related Manufactured Homes for recovery of the outstanding principal of and unpaid interest on any defaulted Contracts in the related Contract Pool. See "Credit and Liquidity Enhancement" herein and the related Prospectus Supplement.

    4. DEPRECIATION OF MANUFACTURED HOMES. Manufactured housing generally depreciates in value, regardless of its location. Thus, Certificateholders should expect that, as a general matter, the market value of any Manufactured Home will be lower than the outstanding principal balance of the related Contract. See "The Contract Pools" herein and "The Contract Pool" in the related Prospectus Supplement. To the extent the Servicer has to repossess Manufactured Homes relating to Contracts in a Contract Pool (or to the extent there are casualty losses on the related Manufactured Homes), there are likely to be liquidation losses on the Contracts in such Contract Pool, which will have the effect of reducing, and possibly eliminating, the protection against loss afforded by any credit enhancement supporting any Class of the related
Certificates. If such protection is eliminated with respect to a Class of Certificates, the holders of such Certificates will bear all risk of loss on the related Contracts and will have to rely on the value of the related Manufactured Homes for recovery of the outstanding principal of and unpaid interest on any defaulted Contracts in the related Contract Pool. See "Credit and Liquidity Enhancement" herein and the related Prospectus Supplement.

    5. NO RECOURSE. Neither Bank of America nor BankAmerica Housing Services nor any of their affiliates will have any obligations with respect to any Series of Certificates except, in the case of the Sellers, for obligations arising from certain representations and warranties of Bank of America and BankAmerica Housing Services, as the case may be, with respect to the Contracts sold by it in the related Contract Pool, and, in the case of BankAmerica Housing Services, for certain contractual servicing obligations, each as further described herein. In all other respects, the purchase of any Certificate will be without recourse unless the related Prospectus Supplement (i) specifies that some or all of the Contracts evidenced by such Certificate are partially guaranteed by the Veterans Administration or partially insured by the Federal Housing Administration, or
(ii) describes one or more forms of credit or liquidity enhancement supporting distributions on the related Certificates. SUBJECT ONLY TO THE FOREGOING EXCEPTIONS, PROCEEDS FROM THE ASSETS IN THE RELATED TRUST FUND WILL

CONSTITUTE THE ONLY SOURCE OF FUNDS FOR PAYMENT ON THE CERTIFICATES OF THE RELATED SERIES. THE CERTIFICATES WILL NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF BANK OF AMERICA, BANKAMERICA HOUSING SERVICES, THEIR PARENT CORPORATION, BANKAMERICA CORPORATION, OR ANY AFFILIATE THEREOF, AND NEITHER THE CERTIFICATES NOR THE UNDERLYING CONTRACTS OR ANY COLLECTIONS THEREON WILL BE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

    6. SECURITY INTERESTS IN THE MANUFACTURED HOMES. On the date of initial issuance of Certificates in any Series, Bank of America or BankAmerica Housing Services or both will convey the related Contracts to the related Trust Fund. BankAmerica Housing Services, as Servicer, will obtain and maintain physical possession of the Contract documents as custodian and agent for the related Trustee. Each Contract is secured by a security interest in a Manufactured Home and, in the case of Land Home Contracts or Land-in-Lieu Contracts (both as defined herein), the real estate on which the related Manufactured Home is located. Perfection of security interests in the Manufactured Homes and enforcement of rights to realize upon the value of the Manufactured Homes as collateral for the Contracts are subject to a number of federal and state laws, including the Uniform Commercial Code (the "UCC") as adopted in the states in which the Manufactured Homes are located and such states' certificate of title statutes, but generally not their real estate laws. Under such federal and state laws, a number of factors may limit the ability of a holder of a perfected security interest in Manufactured Homes to realize upon such Manufactured Homes or may limit the amount realized to less than the amount due under the related Contract. See "Certain Legal Aspects of the Contracts--Security Interests in the Manufactured Homes" herein.

    Unless otherwise specified in the related Prospectus Supplement, the certificates of title for the Manufactured Homes (including Manufactured Homes securing Contracts which are purchased by SPFSC and then conveyed by Bank of America to the related Trust Fund) will show "Security Pacific Financial Services, a Division of Bank of America, FSB" (the name under which BankAmerica Housing Services was conducting business from approximately February 1993 to February 1994), "Security Pacific Housing Services, a Division of Bank of America, FSB" (the name under which BankAmerica Housing Services was conducting business from approximately February 1994 to June 1995), "Bank of America, FSB," or "BankAmerica Housing Services, a Division of Bank of America, FSB" as the lienholder; the UCC financing statements, where applicable, will show BankAmerica Housing Services (under one of the foregoing names) as secured party. Because of the expense and administrative inconvenience involved, BankAmerica Housing Services will not amend the certificates of title to change the lienholder specified therein to the relevant Trustee at the time Contracts are conveyed to a Trust Fund, and will not execute any transfer instrument (including, among other instruments, UCC-3 assignments) relating to any Manufactured Home in favor of the relevant Trustee or deliver any certificate of title to such Trustee or note thereon such Trustee's interest. In some states, in the absence of such an amendment, notation, execution or delivery, the assignment to the Trustee of the security interest in the Manufactured Homes located therein may not be effective or such security interest may not be perfected. If any otherwise effectively assigned security interest in favor of the Trustee is not perfected, such assignment of the security interest to the Trustee may not be effective against creditors of BankAmerica Housing Services, which continues to be specified as lienholder on any certificate of title or as secured party on any UCC filing, or against a receiver or conservator of BankAmerica Housing Services. See "Description of the Certificates -- Conveyance of Contracts" in the applicable Prospectus Supplement for a description of certain limited circumstances under which BankAmerica Housing Services or Bank of America, as the case may be, will be obligated to repurchase, or at its option substitute another contract for, a Contract sold by it if, as a result of the failure by BankAmerica Housing Services to take any action described above in this paragraph with respect to the related Manufactured Home, the Trustee does not have a perfected first-priority security interest in such Manufactured Home.

    7. TRANSFER OF CONTRACTS AND RELATED SECURITY INTERESTS. Each Contract generally will be "chattel paper" as defined in the UCC as in effect in California (where BankAmerica Housing Services' and Bank of America's chief executive offices are located and where the chief executive office of SPFSC is located) and the jurisdiction in which the related Manufactured Home was located at origination. Under the UCC as in effect in each such jurisdiction, the sale of chattel paper is treated in a manner similar to perfection of a security interest in chattel paper. BankAmerica Housing Services or Bank of America, as the case may be, will make or cause to be made appropriate filings of UCC-1 financing statements to give notice of the Trustee's ownership of the Contracts sold by it. The Trustee's interest in the Contracts could be defeated if a subsequent purchaser were able to take physical possession of the Contracts without notice of such assignment. Unless otherwise specified in the applicable Prospectus Supplement, BankAmerica Housing Services or Bank of America or both of them, as the case may be, will be required under the related Agreement to stamp or cause to be stamped each Contract sold by it to indicate its transfer to the Trustee. To the extent the Contracts do not constitute "chattel paper" within the meaning of the UCC as in effect in California and the jurisdictions in which the related Manufactured Homes were located at origination, these steps may not be sufficient to protect the Trustee's interest in the Contracts against the claims of BankAmerica Housing Services' or Bank of America's (or an affiliate's) creditors, a receiver or conservator of BankAmerica Housing Services or Bank of America or a receiver, conservator or trustee in bankruptcy of an affiliate thereof that sold such Contracts to BankAmerica Housing Services or Bank of America.

    In addition, a federal circuit court decision may adversely affect a Trustee's interest in Contracts comprising a Contract Pool even if such Contracts constitute chattel paper. In OCTAGON GAS SYSTEMS, INC. V. RIMMER, 995 F.2d 948 (10th Cir. 1993), the court's decision included language to the effect that accounts sold by an entity which subsequently became bankrupt remained property of the debtor's bankruptcy estate. Sales of chattel paper, like sales of accounts, are governed by Article 9 of the UCC. If any affiliate of Bank of America or BankAmerica Housing Services has sold Contracts to Bank of America or BankAmerica Housing Services and becomes a debtor in a proceeding under the federal bankruptcy code, and the court with jurisdiction for such bankruptcy proceeding were to follow the reasoning of the Tenth Circuit and apply such reasoning to chattel paper, Certificateholders could experience a delay in, or reduction of, distributions as to the Contracts that constitute chattel paper and were sold by such debtor.

    8. FEDERAL AND STATE CONSUMER PROTECTION LAWS. Numerous federal and state consumer protection laws could adversely affect the interest of any Trust Fund in the Contracts comprising the related Contract Pool. For example, as described herein under "Certain Legal Aspects of the Contracts -- Consumer Protection Laws," the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act") could, under certain circumstances, cap the amount of interest that may be charged on certain Contracts at 6% per annum and may hinder the ability of the Servicer to foreclose on such Contracts in a timely fashion. In addition, other federal and state consumer protection laws impose requirements on lending under installment sales contracts and installment loan agreements such as the Contracts, and the failure by the lender or seller of goods to comply with such requirements could give rise to liabilities of assignees for amounts due under such agreements and the right of set-off against claims by such assignees. These laws could apply to any Trust Fund as assignee of the related Contracts. Pursuant to each Agreement, BankAmerica Housing Services or Bank of America or both of them, as the case may be, will represent and warrant that each Contract sold by it complies with all requirements of law. To the extent described in the applicable Prospectus Supplement under "Description of Certificates -- Conveyance of Contracts," a breach of any such representation or warranty that materially and adversely affects the related Trust Fund's interest in a Contract will create an obligation by BankAmerica Housing Services or Bank of America, as the case may be, to repurchase, or at its option substitute another contract for, such Contract, unless such breach is cured within the time period specified in the related Agreement. Neither BankAmerica Housing Services nor Bank of America will have any obligation to repurchase any Contract because of limitations imposed under the Relief Act, however.

    9. PREPAYMENT CONSIDERATIONS. The prepayment experience on the Contracts underlying any Series of Certificates (including prepayments due to liquidations of defaulted Contracts) will affect the average life and the maturity of such Certificates. Prepayments on the Contracts in any Contract Pool may be influenced by a variety of economic, geographic, social and other factors, including repossessions, aging, seasonality and interest rates. Other factors affecting prepayment on such Contracts include changes in housing needs, job transfers and unemployment. In addition, in the event a partial prepayment is made on a Contract, or a Contract is prepaid in full, interest on such Contract to the extent of such prepayment will cease to accrue as of the date of prepayment. If with respect to any Trust Fund such prepayments and related interest shortfalls were sufficiently high during a Collection Period, the Available Distribution Amount (as defined in the applicable Prospectus Supplement) for the related Distribution Date could be less than the amount of principal and interest that would be distributable to the related Certificateholders in the absence of such shortfalls. See "Prepayment and Yield Considerations" herein and in the related Prospectus Supplement.


    10. DIFFICULTY IN PLEDGING. To the extent transactions in Certificates can be effected only through DTC, participating organizations, indirect participants and certain banks, the ability of a Certificate Owner to pledge any such Certificate to persons or entities that do not participate in the DTC system, or otherwise to take actions in respect of such Certificates, may be limited due to the lack of physical certificates representing any such Certificate. See "Description of the Certificates -- Global Certificates" herein.



    11. POTENTIAL DELAYS IN RECEIPT OF DISTRIBUTIONS. To the extent any Certificate is represented by a Global Certificate, Certificate Owners with respect thereto may experience some delay in their receipt of distributions. Distributions will be forwarded by the Trustee to DTC and DTC will credit such distributions to the accounts of its Participants (as defined herein), which will thereafter credit them to the accounts of Certificate Owners either directly or indirectly through indirect participants. See "Description of the Certificates -- Global Certificates" herein.



    12. INSOLVENCY, RECEIVERSHIP OR BANKRUPTCY OF CONTRACT SELLERS. In the event of an insolvency, conservatorship or receivership of BankAmerica Housing Services or Bank of America, as the case may be, or the insolvency or bankruptcy of any affiliate thereof that has sold Contracts to Bank of America or BankAmerica Housing Services and becomes a debtor in a proceeding under the federal bankruptcy code, the sale of Contracts by Bank of America or BankAmerica Housing Services or both of them, or the sale of Contracts by an insolvent affiliate to either of them, as the case may be, could be recharacterized as a borrowing secured by a pledge of the Contracts. Such an attempt, even if unsuccessful, could result in delays in or reductions of distributions on the Certificates. See "Other Considerations" herein.



    13. INSOLVENCY, CONSERVATORSHIP OR RECEIVERSHIP OF SERVICER. In the event of a conservatorship or receivership of Bank of America, FSB (of which BankAmerica Housing Services is an unincorporated division), the receiver or conservator could prevent the termination of BankAmerica Housing Services as Servicer if no event of default under the applicable Agreement exists other than the receivership or conservatorship or insolvency of the Servicer. Such restriction could result in a delay or possibly a reduction in payments on the Certificates to the extent BankAmerica Housing Services received (but did not deposit with the trustee) Contract collections before the date of receivership or conservatorship. See "Other Considerations" herein.

                               THE CONTRACT POOLS

    Each Contract contained in a Contract Pool will have been (i) originated by Bank of America, BankAmerica Housing Services or SPFSC or purchased by Bank of America, BankAmerica Housing Services or SPFSC from a manufactured housing dealer on an individual basis in the ordinary course of its business and/or (ii) purchased by Bank of America, BankAmerica Housing Services or SPFSC, from one or more governmental agencies or instrumentalities and/or from one or more other lenders or finance companies (including affiliates of the Sellers) that purchase and hold manufactured housing contracts ("Bulk Sellers"), all as more particularly specified in the related Prospectus Supplement. Each Contract will be secured by a new or used Manufactured Home. Unless otherwise specified in the related Prospectus Supplement, the Contracts will not be insured by any governmental agency or instrumentality. However, if so specified in the related Prospectus Supplement, some or all of the Contracts and collections thereon will, subject to the conditions described below, be partially insured by the Federal Housing Administration or partially guaranteed by the Veterans Administration.

    On the date of initial issuance of the Certificates of any Series, Bank of America, BankAmerica Housing Services or both of them will convey the Contracts comprising the related Contract Pool to the related Trust Fund. BankAmerica Housing Services, as Servicer, will obtain and maintain possession of all Contract documents.

    Unless otherwise specified in the applicable Prospectus Supplement, the Agreement relating to each Contract Pool will require the related Manufactured Homes to comply with the requirements of certain federal statutes which generally would require the Manufactured Homes to have a minimum of 400 square feet of living space and a minimum width of 102 inches and to be of a kind customarily used at a fixed location. Such statutes would also require the Manufactured Homes to be transportable in one or more sections, built on a permanent chassis and designed to be used as dwellings, with or without permanent foundations, when connected to the required utilities. The statutes also would require that the security interest in any Manufactured Home include the plumbing, heating, air conditioning and electrical systems relating to such Manufactured Home.

    Each Agreement will require the Servicer to maintain hazard insurance policies with respect to each Manufactured Home in the amounts and manner set forth herein under "Description of the Certificates -- Servicing Compensation and Payment of Expenses; Certain Matters Regarding the Servicer -- A. Hazard Insurance Policies." Generally, no other insurance will be required with respect to the Manufactured Homes, the Contracts or any Contract Pool.

    Each Contract Pool may contain actuarial or simple interest Contracts (as further described below) bearing a Contract Rate that is fixed or variable or increases in specified increments on particular dates (a "Step-Up Rate"). The rate at which the Contracts in a particular Contract Pool bear interest will be further described in the applicable Prospectus Supplement. Unless otherwise specified in the applicable Prospectus Supplement, each Contract will provide for payments on scheduled monthly due dates (each, a "Due Date"). The day of each month constituting the Due Date will vary from Contract to Contract. Unless the Contracts bear interest at a variable rate, the scheduled payment due on each monthly Due Date (the "Scheduled Payment") will be specified in the Contract. The Scheduled Payments for fixed-rate Contracts will be constant assuming no prepayments. Unless otherwise specified in the applicable Prospectus Supplement, the Scheduled Payments for Contracts bearing interest at a Step-Up Rate ("Step-Up Rate Contracts") will increase on the dates on which the Contract Rates are stepped up. In addition, unless otherwise specified in the related Prospectus Supplement, the Contracts may be prepaid in full or in part at any time.

    Unless otherwise stated in the applicable Prospectus Supplement, Scheduled Payments whether for actuarial or simple interest Contracts, may be paid prior to their Due Dates, whether in, or in months prior to, the months of their Due Dates. Thus, the obligor under a Contract (each, an "Obligor") may, in June, pay the Scheduled Payments due in June, July and August. In that event, no further payment will become due on such Contract until the September Due Date. In the case of a simple interest Contract, the Obligor would have to instruct the
Servicer   to    apply    such    payment   as    a    pay-ahead    of    future

Scheduled Payments; otherwise such payment would be applied as a partial principal prepayment. There is no limit to the number of Scheduled Payments that may be paid ahead in this manner. The effect of paid-ahead Scheduled Payments will be different for actuarial Contracts than for simple interest Contracts, as further described below.

    The Scheduled Payments for each actuarial Contract (whether a fixed rate Contract or a Step-Up Rate Contract) will fully amortize the principal balance of the Contract over its term. The portion of each Scheduled Payment allocable to principal is equal to the total amount thereof less the portion allocable to interest. The portion of each Scheduled Payment due in a particular month that is allocable to interest is a precomputed amount equal to one month's interest on the principal balance of the Contract, which principal balance is determined by reducing the initial principal balance by the principal portion of all Scheduled Payments that were due in prior months (whether or not such Scheduled Payments were timely made) and all prior partial principal prepayments. Thus, each Scheduled Payment will be applied to interest and to principal in accordance with a precomputed allocation, whether such Scheduled Payments are received in advance of or subsequent to their Due Dates. Unless otherwise specified in the applicable Prospectus Supplement, all payments received in a Collection Period on an actuarial Contract in excess of the related Obligor's Scheduled Payment (other than payments not allocated to principal and interest (such as late payment charges) or payments sufficient to pay in full the outstanding principal balance of and all accrued and unpaid interest on such Contract) are applied as a partial prepayment of principal on the Contract, unless (i) the related Obligor notifies or confirms with the Servicer that such payments are to be applied to future Scheduled Payments in the order of the Due Dates of such payments or (ii) the amount of such excess payment is approximately equal (subject to a variance of plus or minus 10%) to the amount of a future Scheduled Payment.

    The Scheduled Payments for each simple interest Contract (whether a fixed rate Contract or a Step-Up Rate Contract) would, if made exactly on their respective Due Dates, result in a nearly full amortization of the Contract. However, each such Scheduled Payment will be applied when received first to accrued interest on the unpaid principal balance of the Contract (computed on a daily simple interest basis) and then to principal. Thus, the portions of each such Scheduled Payment allocable to principal and interest will depend on the amount of interest accrued to the date payment is received. Unless otherwise stated in the applicable Prospectus Supplement, no Scheduled Payment on a Contract will be considered to be delinquent once 90% of the amount thereof is received. Late payments or payments of less than 100% of any Scheduled Payment on a simple interest Contract will result in such Contract amortizing more slowly than originally scheduled and could extend the maturity date of any such Contract beyond its original scheduled maturity date.

    Under certain circumstances, the amount of accrued interest on a simple interest Contract could exceed the amount of the Scheduled Payment. This could happen, for example, in the case of delinquency, or in the case of the first Scheduled Payment due after one or more Scheduled Payments have been paid ahead as described above (because interest continues to accrue on simple interest Contracts during the months in which the paid-ahead Scheduled Payments would have become due). In any such event, the entire amount of the payment will be allocated to interest, and although some accrued interest will remain unpaid, the unpaid interest will not be added to the principal balance of the Contract and will not bear interest. Under other circumstances, no interest will have accrued between the dates of receipt of Scheduled Payments on simple interest Contracts. This could be the case if, for example, one or more Scheduled Payments were paid ahead on a Due Date occurring in a month prior to the months in which such Scheduled Payments would have become due, as described above. In that event, the entire amount of such paid-ahead Scheduled Payments generally will be allocated to principal.

    Variable rate Contracts may be either actuarial or simple interest Contracts. Unless otherwise specified in the related Prospectus Supplement, the Scheduled Payments on variable rate Contracts will be allocated between principal and interest as described above for actuarial Contracts and simple interest Contracts, respectively, based upon the Contract Rate in effect when such Scheduled Payments are due. Unless otherwise specified in the related Prospectus Supplement, the amounts of such Scheduled Payments will be adjusted, on the basis described in such Prospectus Supplement, whenever the related variable rate is adjusted.

    If so specified in the applicable Prospectus Supplement, the related Contract Pool may contain Contracts which combine certain features of actuarial and simple interest Contracts as follows: Scheduled Payments will be applied to principal and interest as if such Contracts were actuarial Contracts, but if any such Contract is prepaid in full, the amount required to be paid will be calculated as if the Scheduled Payments received prior to the date of prepayment were applied to principal and interest in the same manner as they would have been had such Contract been a simple interest Contract.

    If specified in the related Prospectus Supplement, certain Contracts ("Land Home Contracts") will also be secured by liens on the real estate on which the related Manufactured Homes are located. Unless otherwise specified in the related Prospectus Supplement, all Land Home Contracts will have financed the purchase of the related Manufactured Home together with the real estate on which the Manufactured Home is located. In certain jurisdictions, a lender cannot obtain separate evidence of its lien on the Manufactured Home securing a Land Home Contract and its lien on the property on which the Manufactured Home is located. In those jurisdictions, the only evidence of liens on the Manufactured Homes securing Land Home Contracts will be the deeds of trust, mortgages or similar security instruments (in each case, a "Mortgage") on the real estate on which the Manufactured Homes are located. It is a policy of BankAmerica Housing Services to obtain title insurance policies with respect to any such Contract that it originates insuring that the related Manufactured Home is subject to the lien of the related Mortgage, although title policies may not have been obtained with respect to Land Home Contracts acquired from Bulk Sellers. Where the real estate on which the related Manufactured Home is located is owned by the related Obligor, the Obligor may provide a Mortgage on the real estate in lieu of all or part of any required down payment for any such Contract. Any such Contract is referred to herein as a "Land-in-Lieu Contract" rather than a "Land Home Contract." Generally, separate evidences of liens on Manufactured Homes securing Land-in-Lieu Contracts can be obtained. As a result, no title insurance is obtained in respect of such Contracts.

    The Prospectus Supplement relating to each Series of Certificates will provide information as of the Cut-off Date for such Series with respect to, among other things, (i) the number, the aggregate principal balance, and the range of outstanding principal balances of the Contracts comprising the related Contract Pool; (ii) the weighted average of the Contract Rates ("Weighted Average Contract Rate") of the Contracts and the distribution of Contract Rates;
(iii) the weighted average original and remaining terms to maturity of the Contracts and the distribution of remaining terms to maturity; (iv) the average outstanding principal balance of the Contracts; (v) the geographical distribution of the related Manufactured Homes at origination; (vi) the years of origination of the Contracts; (vii) the distribution of original principal balances of the Contracts; (viii) the percentage amount of Contracts secured by new or used Manufactured Homes; (ix) the range of and weighted average loan-to-value ratios at origination; and (x) the month and year in which the final scheduled payment date for the Contract with the latest maturity is scheduled to occur. If a Contract Pool contains Step-Up Rate Contracts, the related Prospectus Supplement will specify the percentage of the Contract Pool comprised of such Contracts, the period during which the Contract Rates for such Contracts will be stepped up, the range of increases in such Contract Rates and the range of increases in the Scheduled Payments for such Contracts. If a
Contract   Pool  contains  variable  rate   Contracts,  the  related  Prospectus
Supplement will contain a description of the basis on which such rates are determined, including any maximum or minimum rates and the frequency with which any such rate adjusts. The Prospectus Supplement relating to a Series of Certificates also will contain certain information about Contracts in the related Trust Fund that are Land Home Contracts, Land-in-Lieu Contracts or Contracts that are partially guaranteed by the Veterans Administration or partially insured by the Federal Housing Administration. In addition, to the extent Bank of America's or BankAmerica Housing Services' management believes such information to be material, any Prospectus Supplement may also include additional information concerning the related Contract Pool that is stored in BankAmerica Housing Services' electronic data processing system.

    See "The Sellers" herein for a description of certain origination and underwriting practices of BankAmerica Housing Services with respect to manufactured housing contracts that have been originated by BankAmerica Housing Services or purchased by BankAmerica Housing Services or SPFSC on an individual basis. To the extent any Contracts in a Contract Pool were purchased by one or more of the Sellers from one or more Bulk Sellers, the applicable Prospectus Supplement will contain a description of certain practices observed by such Seller or the Sellers, as the case may be, in connection with any such purchase.

                                  THE SELLERS

BANKAMERICA HOUSING SERVICES, AN UNINCORPORATED DIVISION OF BANK OF AMERICA, FSB

    BankAmerica Housing Services is an unincorporated division of Bank of America, FSB ("BAFSB"); BankAmerica Housing Services is not a separate legal entity from BAFSB, and all references in this Prospectus and any Prospectus Supplement to BankAmerica Housing Services (unless otherwise specified herein) are intended to reflect its status as a division of, and not a corporate entity separate from, BAFSB. In the fourth quarter of 1992, BankAmerica Housing Services began purchasing and originating manufactured housing installment contracts through the regional offices in the United States of its affiliate, Security Pacific Housing Services, Inc. ("SPHSI"). Prior to that time, SPHSI conducted the business of purchasing, originating, servicing and selling manufactured housing contracts. SPHSI discontinued the conduct of that business in July 1993, transferring to BankAmerica Housing Services the regional office structure, systems and employees relating to that business. The applicable Prospectus Supplement will contain a description of SPHSI's loan origination and underwriting practices for any Contract contained in the related Contract Pool that was originated or purchased by SPHSI on an individual basis in the ordinary course of its business. BankAmerica Housing Services' principal office is located at 10089 Willow Creek Road, San Diego, California 92131-2447 (telephone 619-549-4700).

BANK OF AMERICA, FSB

    BAFSB is a federal savings bank and wholly owned subsidiary of BankAmerica Corporation. As of December 31, 1995, BAFSB and its consolidated subsidiaries accounted for approximately 3% of the consolidated total assets of BankAmerica Corporation and constituted BankAmerica Corporation's sixth largest bank subsidiary. As of December 31, 1995, and based on the Thrift Financial Report of BAFSB at such date, BAFSB and its consolidated subsidiaries had total deposits of $1.6 billion, total assets of $7.4 billion and capital and surplus of $828 million. BAFSB's headquarters are located in Portland, Oregon, and its administrative offices are located at 555 California Street, San Francisco, California 94104 (telephone 415-622-2220).

BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION

    Bank of America, a wholly-owned subsidiary of BankAmerica Corporation, is a national banking association. As of December 31, 1995, Bank of America and its consolidated subsidiaries accounted for approximately 70% of the consolidated total assets of the BankAmerica Corporation and constituted BankAmerica Corporation's largest bank subsidiary. As of December 31, 1995, and based on the Consolidated Report of Condition of Bank of America at such date, Bank of America and its consolidated subsidiaries had total deposits of $119.2 billion (including deposits from BankAmerica Corporation and other subsidiaries of BankAmerica Corporation of $2.0 billion), total assets of $163.4 billion and capital and surplus of $11.7 billion. Bank of America's headquarters are located at 555 California Street, San Francisco, California 94104 (telephone 415-622-3530).

    Currently, Bank of America originates and purchases manufactured housing contracts but does not purchase on an individual basis any of the manufactured housing contracts originated or purchased by BankAmerica Housing Services. Bank of America expects that any Contracts it conveys to a Trust Fund will have been originated or purchased by BankAmerica Housing Services on an individual basis, transferred by BankAmerica Housing Services to SPFSC (as further described under "-- Loan Originations." below), and purchased by Bank of America from SPFSC immediately prior to Bank of America's conveyance of such Contracts to a Trust Fund. If any Contracts that Bank of America conveys to a Trust

Fund are not transferred between BankAmerica Housing Services, SPFSC and Bank of America in the foregoing manner, the related Prospectus Supplement will describe the conveyances for such Contracts from such Contracts' origination to their conveyance to the related Trust Fund.

SECURITY PACIFIC FINANCIAL SERVICES OF CALIFORNIA, INC.

    SPFSC is a subsidiary of Bank of America and an affiliate of BAFSB. In the second quarter of 1994, SPFSC began purchasing certain contracts on an individual basis from BankAmerica Housing Services. SPFSC's headquarters are located in San Diego, California (telephone 619-578-6150).

LOAN ORIGINATIONS

    BankAmerica Housing Services purchases and originates manufactured housing contracts on an individual basis through 38 regional offices throughout the United States, serving 48 states. Through its regional offices, BankAmerica Housing Services arranges to purchase manufactured housing contracts originated by manufactured housing dealers located throughout the United States. Generally, these purchases result from BankAmerica Housing Services' regional office personnel contacting dealers located in their regions and explaining BankAmerica Housing Services' available financing plans, terms, prevailing rates and credit and financing policies. If a dealer wishes to make such financing available to its customers, the dealer must apply for dealer approval. Upon satisfactory results of BankAmerica Housing Services' investigation of the dealer's creditworthiness and general business reputation, BankAmerica Housing Services and the dealer will enter into a dealer agreement. BankAmerica Housing Services also originates manufactured housing contracts directly with customers.

    Under current laws and regulations applicable to federal savings banks such as BAFSB, a federal savings bank cannot maintain in its portfolio any manufactured housing contract that has a term to maturity of more than twenty years or any manufactured housing contract with respect to which the financed amount is greater than 90% of the value of the manufactured home. Manufactured housing contracts that cannot be maintained in the portfolio of BankAmerica
Housing Services for these reasons are currently acquired by SPFSC on an individual basis at or about the time such contracts are originated or purchased by BankAmerica Housing Services. Any such contracts that constitute Contracts for a Contract Pool will be purchased by Bank of America from SPFSC immediately prior to Bank of America's conveyance of such Contracts to the related Trust Fund. The foregoing circumstances may change if the relevant laws or regulations are modified to permit the investment by federal savings banks in contracts having terms to maturity of more than twenty years or with respect to which the financed amount is greater than 90% of the value of the related manufactured homes. The documents of title in respect of a Contract sold by BankAmerica Housing Services to SPFSC, then by SPFSC to Bank of America and then by Bank of America to any Trust Fund will show BankAmerica Housing Services as the lienholder. See "Risk Factors -- Security Interests in the Manufactured Homes" and "Certain Legal Aspects of the Contracts -- Security Interests in the
Manufactured Homes" herein. If any Contracts having terms to maturity of more than twenty years or with respect to which the financed amount is greater than 90% of the value of the related manufactured homes are not transferred between BankAmerica Housing Services, SPFSC and Bank of America in the foregoing manner (or if any Contracts conveyed by Bank of America to a Trust Fund were not originated or purchased on an individual basis by BankAmerica Housing Services), the related Prospectus Supplement will describe the conveyances for such Contracts from such Contracts' origination to their conveyance to the related Trust Fund.

    In addition to purchasing and originating manufactured housing contracts on an individual basis, BankAmerica Housing Services makes bulk purchases of manufactured housing contracts. These bulk purchases may be from the portfolios of other lenders or finance companies (including affiliates of BankAmerica Housing Services), the portfolios of governmental agencies or instrumentalities or the portfolios of other entities that purchase and hold manufactured housing contracts. Moreover, BankAmerica Housing Services, on behalf of other owners (including SPFSC), services manufactured housing contracts that were not purchased or originated by BankAmerica Housing Services. Currently, the servicing of all such contracts is, and BankAmerica Housing Services' management currently anticipates that servicing of all such contracts will continue to be, performed through BankAmerica Housing Services' manufactured housing regional office system. However, BankAmerica Housing Services can provide no assurance that this will continue to be the case.

    BankAmerica Housing Services' general practices with regard to the origination of contracts and the purchase of contracts from manufactured housing dealers are described below under "-- Underwriting Practices." See "-- Servicing" below for a description of certain of BankAmerica Housing Services' servicing practices.

UNDERWRITING PRACTICES

    With respect to each retail manufactured housing contract that is purchased from a dealer, BankAmerica Housing Services' general practice is to have the dealer submit the customer's credit application, manufacturer's invoice (if the contract is for a new home) and certain other information relating to the contract to the applicable regional office of BankAmerica Housing Services. Personnel at the regional office analyze the creditworthiness of the customer and certain other aspects of the proposed transaction. If the creditworthiness of the customer and other aspects of the transaction are approved by the regional office, the customer and the dealer execute a contract on a form provided or approved in advance by BankAmerica Housing Services. After the manufactured home financed under such contract is delivered and set up by the dealer, and the customer has moved in, BankAmerica purchases the contract from the dealer.

    Because manufactured homes generally depreciate in value, BankAmerica Housing Services' management believes that the creditworthiness of a potential obligor should be the most important criterion in determining whether to approve the purchase or origination of a contract. As a result, BankAmerica Housing Services' underwriting guidelines generally require, and have required, regional office personnel to examine each applicant's credit history, residence history, employment history and debt-to-income ratio. There is no minimum requirement for any of these criteria, although BankAmerica Housing Services has developed certain guidelines for employment history and debt-to-income ratios. In the case of employment history, BankAmerica Housing Services generally requires its regional office personnel to consider whether the applicant has worked continuously for the same employer for at least 24 months and, if not, whether the applicant has worked in the same occupational field for at least 24 months. The recommended debt-to-income ratio for a particular credit application depends on the credit score recommendation (described below) generated for that application. In general, the maximum debt-to-income ratio for each application that is either recommended for approval or approved by the credit scoring system ranges from 70 percent to 53 percent, based on BankAmerica Housing Services' estimate of the applicant's after-tax income. Although BankAmerica Housing Services has guidelines for some of these criteria, BankAmerica Housing Services management does not believe that an applicant's inability to satisfy some of these guidelines warrants denial of credit in all cases. For example, if an applicant fails to meet a guideline by a certain margin for one of the criteria mentioned above, the applicant generally must exceed the threshold for one or more other criteria by a compensating margin for such applicant's credit application to be approved. In addition, in special cases, credit applications are approved even if certain of the criteria are not met. For these reasons, BankAmerica Housing Services' management believes that the ultimate decision whether to approve or reject a credit application should be made by regional office personnel. To assist personnel in evaluating credit applications, BankAmerica Housing Services began using a Fair-Isaacs credit scoring system in January 1995. The Fair-Isaacs credit scoring system generates a recommendation to approve or deny a credit application based on certain criteria established by BankAmerica Housing Services' management. BankAmerica Housing Services' underwriting guidelines allow the recommendation generated by the Fair-Isaacs credit scoring system to be used by regional personnel as a guide in determining whether to extend credit to an applicant, but do not require regional personnel to make credit decisions based solely on the system's recommendations. BankAmerica Housing Services does not disclose the criteria used by this credit scoring system either to regional personnel or to the dealers assisting in the preparation of credit applications. The criteria is periodically reviewed by management at BankAmerica Housing Services' headquarters, and modified as necessary.

    It is the policy of BankAmerica Housing Services that one authorized person provide written approval of credit applications for amounts up to or equal to certain limits and that two authorized persons provide written approval of credit applications for amounts over those limits. The credit limits established by BankAmerica Housing Services vary with each regional office. In addition, each person authorized to make these credit decisions has to be either a regional manager or another regional office employee to whom the authority to approve credit applications has been delegated. Any such delegated authority may be limited in that the person to whom such authority is delegated may not be authorized to approve credit applications for contracts with initial principal amounts above certain specified levels. The qualifications of all regional office personnel authorized to approve or reject credit applications are reviewed and approved by BankAmerica Housing Services' management. Generally, both the dealer service manager and the credit manager in each regional office (in addition to the regional manager) have authority to approve credit applications. However, each regional office may at various times have additional, or in some cases fewer, personnel authorized to approve or reject credit applications. BankAmerica Housing Services has no set qualifications for regional managers or for other employees to whom authority to approve credit applications may be delegated; rather, such authority is given commensurate with such manager's or employee's experience.

    It is and has been the policy of BankAmerica Housing Services that each credit application be approved or rejected within one to seven days after receipt. Thus, there is less time for credit investigation than is the case, for example, with loans for site-built homes. Although BankAmerica Housing Services' management believes that the seven day period for approval or rejection of each credit application is consistent with industry practice, no assurance can be given that any credit application that was approved in one to seven days would have been approved if a longer period had been provided for credit investigation.

    The credit review and approval practices of each regional office are subject to internal reviews and audits (which are performed in certain instances by an affiliate of BankAmerica Housing Services) that, through sampling, examine the nature of the verification of credit histories, residence histories, employment histories and debt-to-income ratios of the applicants and evaluate the credit risks associated with the contracts purchased through such regional offices by rating the obligors on such contracts according to their credit histories, employment histories and debt-to-income ratios. Selection of underwriting files for review is generally made by the personnel performing the examination, without prior knowledge on the part of regional office personnel of the files to be selected for review. However, BankAmerica Housing Services has no requirement that any specific random selection procedures be followed and no assurance can be given that the files reviewed in any examination process are representative of the contract originations in the related regional office. In addition, no statistical analysis is performed on the results of any such examination of underwriting files.

    Conventional manufactured housing contracts (that is, contracts that are not insured or guaranteed by a governmental agency or instrumentality) currently comprise 100% (by initial principal balance) of the manufactured housing contracts purchased or originated by BankAmerica Housing Services. However, BankAmerica Housing Services can provide no assurance that it will not seek to originate or purchase manufactured housing contracts, whether on an individual basis from authorized dealers or in bulk from Bulk Sellers, that are partially insured or guaranteed by one or more governmental agencies or instrumentalities.

    Before May 1994, in the case of conventional manufactured housing contracts secured by new manufactured homes, it was the policy of BankAmerica Housing Services to finance no more than the lower of (i) 125% of the manufacturer's invoice price plus taxes, freight charges, certain dealer installed equipment and certain set-up costs and (ii) 90% of the buyer's total cost of any new manufactured home. A buyer's cost includes certain fees, prepaid financing charges (points), sales tax and certain insurance premiums (including up to five years of premiums on required hazard insurance). Before May 1994, in the case of conventional manufactured housing contracts secured by used manufactured homes, the maximum amount financed by BankAmerica Housing Services was the lower of (i) 90% of retail value, as specified in the National Automobile Dealers Association ("NADA") Mobile/Manufactured Housing

Appraisal Guide or the "Kelley Blue Book", plus taxes and certain set-up costs, and (ii) an amount determined by BankAmerica Housing Services using a formula based on the square feet, age and type of manufactured home, plus sales tax, license fee and insurance.

    Since May 1994, it has been the policy of BankAmerica Housing Services to finance, with respect to new and used manufactured homes, no more than 90% or, in the case of manufactured housing contracts to be held by SPFSC, 95%, of the total buyer's cost of any manufactured home. Such buyer's cost includes certain fees, prepaid financing charges (points), sales tax and certain insurance premiums (including up to five years of premiums on required hazard insurance). In the case of new manufactured homes, the maximum amount financed cannot exceed 130% of the manufacturer's invoice price plus taxes, freight charges, certain dealer installed equipment and certain set-up costs. BankAmerica Housing Services also has had a policy from May 1994 to July 1995 not to finance manufactured housing contracts for terms exceeding 20 years (or, in the case of certain contracts held by SPFSC, for terms exceeding 25 years). In July 1995, that policy was modified to permit financing of manufactured housing contracts for terms up to 30 years provided that such contracts are sold to SPFSC at the time of origination or purchase by BankAmerica Housing Services.

    BankAmerica Housing Services requires a down payment in the form of cash and/or the trade-in value of a previously owned manufactured home and/or, in the case of Land in Lieu Contracts, an estimated value of equity in real property pledged as an additional collateral. For previously owned homes, the trade-in allowance accepted by the dealer must be consistent with the value of such home determined by BankAmerica Housing Services in light of current market conditions. The value of real property pledged as additional collateral is estimated by regional personnel or appraisers who are familiar with the area in which the property is located.

    Underwriting policies for the origination or purchase on an individual basis of manufactured housing contracts are established by BankAmerica Housing Services' management at its headquarters in San Diego and are applicable to all regional offices in BankAmerica Housing Services' manufactured housing regional office system.

    The volume of manufactured housing contracts originated by SPHSI, BankAmerica Housing Services or purchased by SPHSI or BankAmerica Housing Services from dealers on an individual basis for the periods indicated below and certain other information at the end of such periods are as follows:

            CONTRACTS ORIGINATED OR PURCHASED ON AN INDIVIDUAL BASIS
                             (DOLLARS IN THOUSANDS)

                                                                    YEAR ENDED DECEMBER 31,
                                              -------------------------------------------------------------------
                                                 1991         1992         1993          1994           1995
                                              -----------  -----------  -----------  -------------  -------------
Principal Balance of Contracts
 Purchased (1)(2)...........................  $   605,861  $   758,757  $   873,227  $   1,248,346  $   2,586,896
Number of Contracts Purchased (1)...........       27,612       32,752       35,645         46,865         87,407
Average Contract Size (2)...................        $21.9        $23.2        $24.5          $26.6          $29.6
Weighted Average Contract Rate (2)..........        13.00%       11.55%       10.03%         10.68%         10.04%
Number of Regional Offices (3)..............           20           23           26             35             38

- ------------------------
(1) Does not include any portfolios acquired in bulk from third parties. Includes only contracts originated by SPHSI or BankAmerica Housing Services or purchased from dealers.

(2) Based on principal balance or Contract Rate, as applicable, at the time of origination or purchase in the specified period.

(3) Includes regional offices in the United States originating or purchasing manufactured housing contracts as of the end of the time period.

SERVICING

    BankAmerica Housing Services, through its manufactured housing regional office system, services all of the manufactured housing contracts that it purchases or originates, whether on an individual basis or in bulk. Generally, whenever any contracts are sold, BankAmerica Housing Services will retain servicing responsibilities with respect to such contracts. In addition, BankAmerica Housing Services has made arrangements, and is actively seeking further arrangements, pursuant to which it services, or would service, manufactured housing contracts owned by other entities. Such contracts would not be purchased by BankAmerica Housing Services. Generally, such servicing responsibilities are, and would be, carried out through BankAmerica Housing Services' manufactured housing regional office system. BankAmerica Housing Services also services contracts purchased on an individual basis or in bulk by SPHSI or SPFSC, as well as those previously serviced (but not owned) by SPHSI. Servicing responsibilities include collecting principal and interest payments, taxes, insurance premiums and other payments from obligors and, when such contracts are not owned by BankAmerica Housing Services, remitting principal and interest payments to the owners thereof, to the extent such owners are entitled thereto. Collection procedures include repossession and resale of manufactured homes securing defaulted contracts and, if deemed advisable by BankAmerica Housing Services, entering into workout arrangements with obligors under certain defaulted contracts. Although decisions as to whether to repossess any manufactured home are made on an individual basis, BankAmerica Housing Services' general policy is to institute repossession procedures promptly after regional office personnel determine that it is unlikely that a defaulted contract will be brought current, and thereafter to diligently pursue the resale of such manufactured homes. See "-- Delinquency and Loan Loss/Repossession Experience" below and "The Seller(s)" in the Prospectus Supplement for any Series of Certificates offered hereby for certain historical statistical data relating to the delinquency and repossession experience of the contracts serviced through BankAmerica Housing Services' manufactured housing regional office system. The following table shows the size of the portfolio of manufactured housing contracts serviced (including contracts already in repossession) by SPHSI and now BankAmerica Housing Services through the manufactured housing regional office system as of the dates indicated:

                           SIZE OF SERVICED PORTFOLIO
                             (DOLLARS IN THOUSANDS)

                                                                     AT DECEMBER 31,
                                        -------------------------------------------------------------------------
                                            1991           1992           1993           1994           1995
                                        -------------  -------------  -------------  -------------  -------------
Unpaid Principal Balance of Contracts
 Being Serviced.......................  $   3,480,706  $   4,028,114  $   4,337,902  $   4,877,858  $   6,739,285
Average Unpaid Principal Balance......          $18.6          $18.6          $19.0          $19.8          $22.2
Number of Contracts Being Serviced....        187,636        216,714        228,452        246,572        303,739

DELINQUENCY AND LOAN LOSS/REPOSSESSION EXPERIENCE

    The delinquency, repossession and loan loss experience shown in the following tables for the periods referenced therein is for illustrative purposes only, and there is no assurance that the delinquency, repossession or loan loss experience of any Contracts sold to a Trust Fund will be similar to that set forth below. Differences between the related Contract Pool and the serviced portfolio as a whole as to interest rates, borrower characteristics and location and type of collateral may result in significant differences in performance as to delinquency, repossession and loan loss experience.

    The following table sets forth the delinquency experience since 1991 of manufactured housing contracts serviced through SPHSI's and now BankAmerica Housing Services' manufactured housing regional office system (other than contracts already in repossession as of the dates indicated):

                             DELINQUENCY EXPERIENCE

                                                                            AT DECEMBER 31,
                                                         -----------------------------------------------------
                                                           1991       1992       1993       1994       1995
                                                         ---------  ---------  ---------  ---------  ---------
Number of Contracts Outstanding (1)....................    186,376    215,544    227,411    245,432    302,455
Number of Contracts Delinquent (2)
  30-59 days...........................................      2,460      2,317      1,992      2,599      4,408
  60-89 days...........................................        607        540        469        633        974
  90 days or more......................................        758        640        641        739      1,179
                                                         ---------  ---------  ---------  ---------  ---------
Total Contracts Delinquent.............................      3,825      3,497      3,102      3,971      6,561
Delinquencies as a Percentage of Contracts
 Outstanding (3).......................................       2.05%      1.62%      1.36%      1.62%      2.17%

- ------------------------
(1) Excludes contracts already in repossession.

(2) Based on number of days payments are contractually past due (assuming 30-day months). Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the following month. Excludes contracts already in repossession.

(3) By number of contracts, as of period end.

    The following table sets forth the loan loss/repossession experience of manufactured housing contracts serviced through SPHSI's and now BankAmerica Housing Services' manufactured housing regional office system (including contracts already in repossession) as of the dates indicated:

                       LOAN LOSS/REPOSSESSION EXPERIENCE
                             (DOLLARS IN THOUSANDS)

                                                                 YEAR ENDED DECEMBER 31,
                                        -------------------------------------------------------------------------
                                            1991           1992           1993           1994           1995
                                        -------------  -------------  -------------  -------------  -------------
Number of Contracts Serviced (1)......        187,636        216,714        228,452        246,572        303,739
Principal Balance of Contracts Being
 Serviced (1).........................  $   3,480,706  $   4,028,114  $   4,337,902  $   4,877,858  $   6,739,285
Average Principal Recovery Upon
 Liquidation (2)......................          48.64%         47.25%         45.61%         47.61%         50.92%
Contract Liquidations (3).............           3.02%          2.93%          2.51%          2.19%          2.04%
Net Losses (4):
  Dollars.............................  $      62,435  $      75,435  $      70,510  $      63,601  $      69,864
  Percentage (5)......................           1.79%          1.87%          1.63%          1.30%          1.04%
Contracts in Repossession.............          1,260          1,170          1,041          1,140          1,284

- ------------------------
(1) As of period end. Includes contracts already in repossession.

(2) As a percentage of the outstanding principal balance of contracts that were liquidated during the applicable period, based on the gross amounts recovered upon liquidation less any liquidation proceeds applied to unpaid interest accrued through the date of liquidation and after the payment of repossession and other liquidation expenses.

(3) Number of contracts liquidated during the period as a percentage of the total number of contracts being serviced as of period end.

(4) The calculation of net loss includes unpaid interest accrued through the date of liquidation and all repossession and other liquidation expenses.

(5) The aggregate net loss amount as a percentage of the principal balance of contracts being serviced as of period end.

BANKAMERICA HOUSING SERVICES' MANAGEMENT'S DISCUSSION AND ANALYSIS OF DELINQUENCY, REPOSSESSION AND LOAN LOSS EXPERIENCE

    The delinquency, repossession and loan loss experience exhibited by the foregoing tables for the periods referenced therein are for illustrative purposes only and there is no assurance that the delinquency, repossession or loan loss experience of any Contracts sold to a Trust Fund will be similar to that set forth above. Management has not observed any material economic development in the general business environment of the country or in local areas where BankAmerica Housing Services' manufactured housing contracts are originated which have favorably affected portfolio performance in relation to delinquencies, repossessions and loan losses during this period. Portfolio performance in these respects has been somewhat worse in Southern California than in other geographical areas. As of December 31, 1995, contracts related to manufactured homes located in Southern California represent 1.95% of BankAmerica Housing Services' loan servicing portfolio based on the aggregate principal balance of the contracts being serviced. In Southern California, the delinquencies as a percentage of contracts outstanding were 2.15% and 2.14%, as of December 31, 1994 and December 31, 1995, respectively, as compared to 1.62% and 2.17% for the portfolio as a whole for these periods. Losses on defaulted contracts as a percentage of the aggregate principal balance of contracts being serviced in Southern California for these periods were 11.60% and 13.64%, respectively, as compared with 1.30% and 1.04% for the portfolio as a whole. BankAmerica Housing Services' management believes that these differences reflect the adverse prevailing economic conditions in Southern California during these periods, including job losses and declines in real estate values. They also may in part result from different minimum loan underwriting criteria used in underwriting loans in California prior to July 1991. Prior to that date, SPHSI used more liberal loan underwriting criteria in California in response to the underwriting practices of competing lenders. Although these standards were used throughout California, only the portion of the portfolio in Southern California has suffered materially different delinquency and loss experience than the rest of the country. The differing underwriting practices for California were discontinued in July 1991. Presently, BankAmerica Housing Services is not actively originating contracts in Southern California. In 1993, 1994 and 1995, loan originations in Southern California were less than 3% of total originations, based on the number of contracts.

    No assurance can be given that local or national economic conditions may not in the future adversely affect portfolio performance in these respects.

                      PREPAYMENT AND YIELD CONSIDERATIONS

PREPAYMENT CONSIDERATIONS

    Unless otherwise specified in the related Prospectus Supplement, the Contracts in any Contract Pool may be prepaid in full or in part at any time.
The prepayment experience of the Contracts (including prepayments due to liquidations of defaulted Contracts) will affect the average life and the maturity of the related Certificates. BankAmerica Housing Services does not maintain statistics with respect to the rate of prepayment of manufactured housing contracts in its servicing portfolio, except for certain pools of manufactured housing contracts sold by SPHSI, BankAmerica Housing Services' business predecessor, and certain pools of manufactured housing contracts sold by BankAmerica Housing Services, Bank of America or SPFSC for which at least eighteen months of prepayment information is available. As to such pools, the Prospectus Supplement for any Series of Certificates will contain information concerning the historical rates of prepayment on manufactured housing contracts in such pools through a date as to which such information is available as of the date of such Prospectus Supplement. For example, a Contract Pool might include Contracts with Contract Rates that are generally higher or lower, in absolute terms or in comparison to prevailing rates, than the contract rates of the contracts from which are derived certain historical statistical data set forth in the Prospectus or Prospectus Supplement. As a result, the prepayment performance of the Contracts contained in that Contract Pool might be higher or lower than the prepayment performance of the contracts reflected in the historical data. In addition, Housing Services' management is aware of limited publicly available information relating to historical rates of prepayment on manufactured housing contracts. However, BankAmerica Housing Services' management believes that neither the prepayment experience of other pools of manufactured housing contracts nor the historical rates of prepayment for any other manufactured housing contracts will necessarily be indicative of the rate of prepayment that may be expected to be exhibited by the Contracts in any other Contract Pool. Nevertheless, BankAmerica Housing Services' management anticipates that a number of Contracts will be prepaid in full in each year during which any related Certificates are outstanding. The amount of prepayments on such Contracts (including prepayments due to liquidations of defaulted Contracts) during any particular year may be influenced by a variety of economic, geographic, social and other factors, including repossessions, aging, seasonality, interest rates and the rate at which manufactured homeowners sell their manufactured homes. Other factors affecting prepayments on such Contracts include changes in Obligors' housing needs, job transfers, unemployment and Obligors' net equity in manufactured homes. Because of the depreciating nature of manufactured housing, which limits the possibilities for refinancing, and because the terms of manufactured housing contracts are generally shorter than the terms for mortgage loans secured by site-built homes (and changes in interest rates have a correspondingly smaller effect on the monthly payments on manufactured housing contracts as opposed to mortgage loans secured by site-built  homes),  changes  in  interest  rates may  play  a  smaller  role in prepayment behavior  of  manufactured housing  contracts  than they  do  in  the prepayment behavior of loans secured by mortgages on site-built homes. Conversely, local economic conditions and certain of the other factors mentioned above are likely to play a larger role in the prepayment behavior of manufactured housing contracts than they do in the prepayment behavior of loans secured by mortgages on site-built homes.

    Repurchases of Contracts on account of certain breaches of representations and warranties as described in the applicable Prospectus Supplement also will have the effect of prepaying such Contracts and therefore will affect the average life of and yield on the Certificates. See "Description of the Certificates -- Conveyance of Contracts." In addition, most of the Contracts contain provisions that prohibit the related owner from selling the Manufactured Home without the prior consent of the holder of the related Contract. Such provisions are similar to "due-on-sale" clauses and may not be enforceable in certain states. See "Certain Legal Aspects of the Contracts -- Transfers of Manufactured Homes; Enforceability of Restrictions on Transfer" herein. The Servicer's policy is to permit most sales of Manufactured Homes where the proposed buyer meets the Servicer's then current underwriting standards and enters into an assumption agreement.

    To the extent provided in the related Prospectus Supplement, the Servicer under each Agreement will have the option to purchase all of the Contracts in the related Contract Pool, at the price and under the conditions specified in such Prospectus Supplement, when the aggregate Pool Principal Balance (as defined in the related Prospectus Supplement) of the Contract Pool has been reduced to 5% of its initial Pool Principal Balance. The exercise of any such option will affect the average life of and yield on the related Certificates. To the extent provided in the related Prospectus Supplement, the Trustee for the related Trust Fund shall solicit bids for the purchase of the Contracts remaining in the Trust Fund at a Termination Auction (as defined herein) within ninety days following the Distribution Date as of which the Pool Principal Balance for a Contract Pool is less than 10% of such Contract Pool's Cut-off Date Pool Principal Balance. The sale and consequent termination of the related Trust Fund pursuant to a Termination Auction will affect the average life and yield on the related Certificates.

    The average life and maturity of the Certificates of any Class will also be affected by the amount and timing of any Special Principal Distributions to the holders of such Certificates. In addition, if any Certificate of a Class is subject to mandatory repurchase, the occurrence of the Repurchase Date (as hereinafter defined) for such Certificate will have the same effect as the maturation of such Certificate (with the repurchase price being equivalent to the amount due at maturity). See "Description of the Certificates -- Distributions on Certificates" and "Description of the Certificates -- Optional and Mandatory Repurchase of Certificates; Termination Auction" herein. The Prospectus Supplement relating to any Class that is entitled to Special Principal Distributions or is subject to mandatory repurchase will contain a description of the conditions under which such distributions or repurchases will take place and a description of some of the factors that might affect the rate of Special Principal Distributions or the timing of any Repurchase Dates.

    Information regarding the "Prepayment Model" (to be defined in the related Prospectus Supplement) or any other rate of assumed prepayment, as applicable, will be set forth in the Prospectus Supplement applicable to the relevant Class or Classes of Certificates offered hereby.

YIELD CONSIDERATIONS

    To the extent that any credit enhancement or any advancing obligation of the Servicer described in the related Prospectus Supplement is insufficient to protect the holders of any Class of Certificates from losses or delinquencies on the related Contract Pool, the yield to such holders from their investment in such Certificates will be adversely affected should such losses or delinquencies occur. In the absence of losses or delinquencies which are not covered by credit enhancement or advances, respectively, on a Distribution Date, the effective yield on the Certificates will depend upon, among other things, the price at which the Certificates are purchased, the rate at which the Contracts for the related Trust Fund liquidate or are prepaid and the amount and timing of any Special Principal Distributions. If a purchaser of Certificates purchases them at a discount (premium) and calculates its anticipated yield to maturity based on an assumed rate of distributions of principal on such Certificates that is faster (slower) than the rate actually realized, such purchaser's actual yield to maturity will be lower than the yield so calculated by such purchaser. Losses which are covered by credit enhancement, but on later than anticipated Distribution Dates will have the same effect on anticipated yield as prepayments that are made later than anticipated, as just described, depending on whether the Certificates were purchased at a discount or premium.

    The yield to holders of any Class of Certificates may be below that otherwise produced by the applicable Pass-Through Rate because, while, in the absence of losses or delinquencies, one month's interest on the related Contracts will be collected during each Collection Period, the portion of such interest to which the holders of such Certificates are entitled will not be distributed until the first Distribution Date after such Collection Period.

    If a Certificate is subject to mandatory repurchase, the yield to the Repurchase Date will be affected by, among other things, the applicable repurchase price, the ability of any Liquidity Facility Provider (as hereinafter defined) to distribute the repurchase price and the date, if any, on which the Repurchase Date occurs. If, in connection with a mandatory repurchase, the repurchase price for a Certificate is equal to its Percentage Interest (as hereinafter defined) of the then current Certificate Balance, and the
Certificate is purchased at a discount, and the purchaser calculates its anticipated yield to the Repurchase Date based on an assumed Repurchase Date that is earlier than the actual Repurchase Date, then such purchaser's actual yield to maturity will be lower than it would have been if a repurchase occurred on the assumed date.

    The payment features of the Contracts comprising any Contract Pool (as described above under "The Contract Pools") may, under certain extraordinary circumstances, cause the amounts collected thereon during particular Collection Periods to be insufficient to fund all distributions of principal and interest to the holders of some or all of the Certificates of the related Series, even in the absence of losses or delinquencies. Such circumstances could occur if a sufficiently large number of partial or full prepayments, as a percentage of the then outstanding Pool Principal Balance of the related Contract Pool, are received on Contracts in a particular Collection Period, if such prepayments are made in advance of such Contracts' respective Due Dates during such Collection Period. In such case, a non-default collection shortfall could occur because interest that actually accrues on such Contracts is less than interest that would have accrued if the payments were paid on the Contracts' respective Due Dates. A non-default collection shortfall could adversely affect the yield to holders of any Class of Certificates to the extent such shortfalls are not covered by credit enhancement or advances.

                        DESCRIPTION OF THE CERTIFICATES

    Each Series of Certificates will be issued pursuant to a separate Agreement. The following summaries describe certain provisions expected to be common to each Agreement and the related Certificates, but do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the provisions of the related Agreement and the description set forth in the related Prospectus Supplement. Section references contained herein refer to sections of the form of Agreement filed as an exhibit to the Registration Statement. The Prospectus Supplement for each Series will describe the specific material provisions of the Agreement relating to such Series. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the form of Agreement filed as an exhibit to the Registration Statement.

GENERAL

    The Certificates may be issued in one or more Classes. If the Certificates of a Series are issued in more than one Class, the Certificates of all or less than all of such Classes may be sold pursuant to this Prospectus, and there may be separate Prospectus Supplements relating to one or more of such Classes so sold. Any reference herein to the Prospectus Supplement relating to a Series comprised of more than one Class should be understood as a reference to each of the Prospectus Supplements relating to the Classes sold hereunder. Any reference herein to the Certificates of a Class should be understood to refer to the Certificates of a Class within a Series, the Certificates of a subclass within a Series or all of the Certificates of a single-Class Series, as the context may require.

    The Certificates will be issued in the denominations specified in the related Prospectus Supplement. (Section 6.02.) The "Percentage Interest" of a Certificate is the percentage obtained from dividing the original denomination of such Certificate by the initial principal balance of all of the Certificates of such Class. Certificates, if issued in registered form ("Definitive Certificates") to Certificate Owners or nominees thereof, will be transferable and exchangeable at the corporate trust office of the Trustee or, if it so elects, at the office of an agent in New York, New York. (Sections 6.02 and 9.11.) No service charge will be made for any registration of exchange or transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge. (Section 6.02.)


    The Certificates of each Series will evidence an interest, as specified in the related Prospectus Supplement, in a Trust Fund. Each Trust Fund will include
(i) a Contract Pool, including certain rights to receive payments on the Contracts comprising such Contract Pool on and after the Cut-off Date, (ii) the amounts held from time to time in the "Certificate Account" (as described in the applicable Prospectus Supplement under "-- Payment on Contracts; Certificate
Account") maintained by the Trustee pursuant to the Agreement, (iii) any property which initially secured a Contract and which is acquired in the process of realizing thereon, (iv) the obligations of Bank of America, BankAmerica Housing Services or both of them, as applicable, under certain conditions, to repurchase Contracts sold by it with respect to which certain representations and warranties have been breached and not cured, (v) certain contractual servicing obligations of the Servicer, (iv) the proceeds of all insurance policies described herein and (vii) if applicable, one or more forms of credit support.


    Bank of America, BankAmerica Housing Services or both of them, as applicable, will convey the Contracts to the Trustee. See "The Contract Pools" herein and "-- Conveyance of Contracts" below. BankAmerica Housing Services, as Servicer, will service the Contracts pursuant to the Agreement. The Contract documents will be held for the benefit of the Trustee by the Servicer.

CONVEYANCE OF CONTRACTS

    On the date of initial issuance of the Certificates of a Series, BankAmerica Housing Services, Bank of America, or both of them will sell to the Trustee, without recourse, all right, title and interest of BankAmerica Housing Services or Bank of America, as the case may be, in and to the Contracts sold by it, and all rights under the standard hazard insurance policies on the related Manufactured Homes. The conveyance of the Contracts to the Trustee will include a conveyance of all rights to receive Scheduled Payments thereon that were due on or after the Cut-off Date, even if received prior to the Cut-off Date, as well as all rights to any payments received on or after the Cut-off Date other than late receipts of Scheduled Payments that were due prior to the Cut-off Date. The Contracts will be described on a schedule attached to the Agreement (the "Contract Schedule"). The Contract Schedule will include the principal balance of each Contract as of the Cut-off Date, the amount of each Scheduled Payment due on each Contract as of the Cut-off Date, the Contract Rate on each Contract (determined as of the Cut-off Date) and the maturity date of each
Contract. Prior to the conveyance of the Contracts to the Trustee, the BankAmerica Housing Services' operations department will be required to complete a review of all of the originals of the Contracts, the certificates of title to, or other evidence of a perfected security interest in, the Manufactured Homes, any related Mortgages, and any assignments or modifications of the foregoing (collectively, the "Contract Files") confirming the accuracy of the Contract Schedule delivered to the Trustee. Any Contract discovered not to agree with such schedule in a manner that is materially adverse to the interests of the Certificateholders will be repurchased by Bank of America or BankAmerica Housing Services, as applicable, or replaced with another Contract, except that if the discrepancy relates to the principal balance of a Contract (determined as described above), Bank of America or BankAmerica Housing Services, as applicable, may, under certain conditions, deposit cash in the Certificate Account in an amount sufficient to offset such discrepancy. The Trustee will not review the Contract Files. (Section 2.01.)

    The Servicer will hold, as custodian and agent on behalf of the Trustee, the original Contracts and copies of documents and instruments relating to each Contract and the security interest in the Manufactured Home relating to each Contract. In order to give notice of the Trustee's right, title and interest in and to the Contracts, a UCC-1 financing statement identifying the Trustee as the secured party and identifying all the Contracts as collateral will be filed in the appropriate office in the appropriate states. The Contracts will be stamped or otherwise marked to reflect their assignment to the Trustee. To the extent that the Contracts do not constitute "chattel paper" within the meaning of the UCC as in effect in the applicable jurisdictions or to the extent that the Contracts do constitute chattel paper and a subsequent purchaser is able to take physical possession of the Contracts without notice of such assignment, the Trustee's interest in the Contracts could be defeated. See "Certain Legal Aspects of the Contracts -- Security Interests in the Manufactured Homes" herein.

    Bank of America, BankAmerica Housing Services or both of them, as applicable, will make certain representations and warranties to the Trustee with respect to each Contract sold by it. The applicable Prospectus Supplement will describe the representations and warranties made by Bank of America, BankAmerica Housing Services or both of them in connection with the Contracts conveyed to the related Trust Fund, the terms pursuant to which Bank of America or BankAmerica Housing Services, as the case may be, will be obligated to repurchase, at the price specified therein, any Contract sold by it if any such representation and warranty has been breached (unless such breach has been cured or otherwise is not required to be cured), and the terms pursuant to which Bank of America or BankAmerica Housing Services may remedy any such breach. (Section 3.05.)

PAYMENTS ON CONTRACTS

    The applicable Prospectus Supplement will specify the arrangements pursuant to which Contract collections are held pending distribution to Certificateholders. (Section 4.05.) Certain Contract collections will be applied to pay the Servicer's servicing compensation and to reimburse it for certain expenses, as set forth in each Prospectus Supplement and as set forth herein under "-- Servicing Compensation and Payment of Expenses; Certain Matters Regarding the Servicer" below.

DISTRIBUTIONS ON CERTIFICATES

    The Certificates of any Class will entitle the holders thereof to distributions, on the Distribution Dates specified in the related Prospectus Supplement, from amounts collected on the underlying Contracts. The Certificates of a Class may entitle the holders thereof to (a) distributions of both principal and interest, (b) distributions of principal only, or (c) distributions of interest only. Such distributions will be made in accordance with a formula described in the related Prospectus Supplement, and, unless otherwise specified in such Prospectus Supplement, such distributions will be applied first to interest, if any, and second to principal, if any. To the extent specified in the related Prospectus Supplement, the rights of the holders of the Certificates of one or more Classes of a multiple Class Series to receive distributions of principal and/or interest from amounts collected on the Contracts may be subordinate to such rights of the holders of Certificates of one or more other Classes. See "Credit and Liquidity Enhancement" herein.

    A. DISTRIBUTIONS OF PRINCIPAL. If the Certificates of a Class entitle the holders thereof to distributions of principal, the related Prospectus Supplement will specify an initial aggregate Certificate Balance for the Certificates of such Class and a method of computing the amount of principal, if any, to be distributed to the holders of such Certificates on each Distribution Date. Unless otherwise specified in the related Prospectus Supplement, principal distributions for the Certificates of a Class will be computed on the basis of a formula which, on each Distribution Date, allocates all or a portion of the Total Regular Principal Amount relating to such Distribution Date to the Certificates of such Class. The "Total Regular Principal Amount" is the total amount by which the aggregate outstanding principal balance of the Contracts in the related Contract Pool is reduced during one or more collection periods prior to such Distribution Date designated in such Prospectus Supplement (each, a "Collection Period"). Such reduction may occur as a result of actuarially predetermined scheduled principal reductions, receipt of principal prepayments, liquidation of Contracts, repurchases of Contracts under certain conditions, losses on Contracts, the failure of a third party credit support provider, if any, to make a required payment, or a combination of any of the foregoing events. See "The Contract Pools" and "-- Servicing Compensation and Payment of Expenses; Certain Matters Regarding the Servicer" herein. Distributions with respect to all or a portion of the Total Regular Principal Amount are sometimes referred to herein as distributions of "Regular Principal." The Total Regular Principal Amount with respect to any Contract Pool and any Distribution Date may be estimated in a manner specified in the related Prospectus Supplement.

    If, due to liquidation losses or other circumstances adversely affecting the collections on the underlying Contract Pool, the Contract collections available on any Distribution Date to make distributions of Regular Principal to the holders of the Certificates of a Class are less than the portion of the Total Regular Principal Amount allocable to such Class, the deficiency may be made up from (i) the amount ("Excess Interest"), if any, by which the interest collected on nondefaulted Contracts during the same Collection Period exceeds the interest distribution due to the holders of the Certificates for the related Series and the Monthly Servicing Fee (as defined hereinafter and in the related Prospectus Supplement), or (ii) funds available from one or more forms of credit support referred to below, but only to the extent, if any, specified in the applicable Prospectus Supplement. See "Credit and Liquidity Enhancement" herein. If specified in the applicable Prospectus Supplement, the Certificate Balance of the Certificates of a Class will be reduced on each Distribution Date by the full amount of the portion of the Total Regular Principal Amount allocable to such Class even if, due to deficient Contract collections, a full distribution thereof is not made.

    The applicable distribution formula for each Class of a multiple-Class Series may allocate the Total Regular Principal Amount among the various Classes on a pro rata, sequential or other basis, as specified in the related Prospectus Supplement. If specified in the related Prospectus Supplement, any such formula may entitle the holders of Certificates of a particular Class to receive on certain Distribution Dates, distributions of Regular Principal from particular sources of funds (E.G., one or more of the forms of credit support referred to below) upon the occurrence of certain losses or delinquencies, even if the holders of the Certificates of such Class would not have been entitled to receive principal distributions on such Distribution Dates from amounts collected on the underlying Contracts in the absence of such losses or delinquencies.

    If specified in the applicable Prospectus Supplement, the Certificates of a Class may entitle the holders thereof to special principal distributions on particular Distribution Dates that are unrelated to the Total Regular Principal Amount for any such Distribution Date ("Special Principal Distributions"). Special Principal Distributions may be made, under the circumstances set forth in the applicable Prospectus Supplement, from interest collected on the underlying Contract Pool, from funds available from one or more forms of credit support or from any other source specified in such Prospectus Supplement. The Certificates of a Class having an initial Certificate Balance may entitle the holders thereof to distributions of Regular Principal only, to distributions of Regular Principal and to Special Principal Distributions or to Special Principal Distributions only. However, unless otherwise stated in the related Prospectus Supplement, the Certificates of a Class will not entitle the holders thereof to aggregate principal distributions in excess of the initial Certificate Balance for such Class.

    B. DISTRIBUTIONS  OF INTEREST.   The  distribution formula  for a  Class  of
Certificates having an initial Certificate Balance may, but need not, also specify a method of computing the interest, if any, to be distributed on specified Distribution Dates (which may include all or less than all of the Distribution Dates) to the holders of the Certificates of such Class. Such interest may be equal, subject to such adjustments as may be described in the related Prospectus Supplement, to a specified number of days' interest on the applicable Certificate Balance (before giving effect to any reduction thereof on such Distribution Date), calculated at a rate (the "Pass-Through Rate") specified in the related Prospectus Supplement. The Pass-Through Rate may be fixed or variable, and, if specified in the related Prospectus Supplement, may shift from a variable rate to a fixed rate under the conditions specified in such Prospectus Supplement. Variable Pass-Through Rates may vary from time to time based upon changes in an index or other measure of certain market rates, all as more fully described in the related Prospectus Supplement. In that case, the time period between Pass-Through Rate adjustments (each, a "Rate Period") and the specific basis on which the Pass-Through Rate for each Rate Period will be determined (including the particular market rates and measures thereof relevant for determining the Pass-Through Rate for each Rate Period) may remain constant or may change from time to time at the election of the Servicer or otherwise, all as specified in the related Prospectus Supplement. Variable Pass-Through Rates may also vary from time to time, in the manner specified in the related Prospectus Supplement, based upon changes in the weighted average of the Contract Rates of the Contracts in the related Contract Pool or on any other basis. To the extent set forth in the related Prospectus Supplement, variable Pass-Through Rates may also have floor rates and/or ceiling rates which may be fixed or subject to adjustment as set forth in such Prospectus Supplement. In addition, a variable Pass-Through Rate may be converted to a fixed Pass-Through Rate at the election of the Sellers or upon the occurrence of certain conditions. In that event, the related Prospectus Supplement will set forth the conditions under which the variable Pass-Through Rate may be converted to a fixed Pass-Through Rate.

    Rather than entitling the holders thereof to receive distributions of interest based upon a Pass-Through Rate, the distribution formula for the Certificates of a Class may entitle the holders thereof to distributions of interest on specified Distribution Dates (which may include all or less than all of the Distribution Dates) equal, in the case of any such Distribution Date, to all or a portion (which portion will be determined as described in the related Prospectus Supplement) of the interest payable on the related Contracts during one or more Collection Periods occurring prior to such Distribution Date. Classes of Certificates that do not entitle the holders thereof to receive distributions of principal may nevertheless entitle such holders to receive interest distributions calculated on this basis.

    If, due to liquidation losses or other circumstances adversely affecting the collections on the underlying Contract Pool, the Contract collections available to make distributions of interest to the holders of the Certificates of a Class are less than the amount of interest computed as described above, the deficiency may be made up from other sources, but only to the extent, if any, specified in the applicable Prospectus Supplement. See "Credit and Liquidity Enhancement" herein.

    Each Prospectus Supplement will contain information relating to the full amounts of principal and interest required to be distributed to the holders of the related Class or Classes of Certificates, to the extent there are sufficient Contract collections available therefor (sometimes referred to herein as "full distributions"), to the amounts paid or payable on the underlying Contracts.

    C. RESIDUAL INTERESTS. If specified in the related Prospectus Supplement, a Class of Certificates sold hereunder may evidence a residual interest in the related Trust Fund (the "Residual Interest"). Certificates evidencing a Residual Interest will not have the features described above. Rather, unless

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
otherwise specified in such Prospectus Supplement, such Certificates will entitle the holders thereof to receive distributions from amounts collected on the Contracts which would not be needed to make distributions to the holders of other interests in the Trust Fund (or to pay expenses of the Trust Fund) in the absence of liquidation losses or other events resulting in deficient Contract collections. In addition, if specified in such Prospectus Supplement, any such Certificates may also entitle the holders thereof to receive additional distributions of assets of the related Trust Fund, to the extent any such assets remain after being applied to make distributions to the holders of other interests in the Trust Fund (or to pay expenses of the Trust Fund). The Certificates evidencing a Residual Interest may entitle the holders thereof to distributions at various times throughout the life of the related Trust Fund or only upon termination of the Trust Fund, all as more fully set forth in the related Prospectus Supplement. If an election is made to treat the related Trust Fund as a REMIC (as hereinafter defined), the holders of a Residual Interest in such Trust Fund will be subject to federal income taxation with respect to their ownership of such Residual Interest as described herein under "Certain Federal Income Tax Consequences -- REMIC Certificates -- D. Taxation of Residual Certificates."

GLOBAL CERTIFICATES

    Unless otherwise specified in the applicable Prospectus Supplement, the Certificates of a Series, or of one or more Classes within a Series, will be issuable in the form of one or more global certificates (each, a "Global Certificate") that are initially registered in the name of Cede & Co. ("Cede"), as nominee of The Depository Trust Company ("DTC"), on behalf of the beneficial owners (the "Certificate Owners") of the Certificates. DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC accepts securities for deposit from its participating organizations ("Participants") and facilitates the clearance and settlement of securities transactions between Participants in such securities through electronic book-entry changes in accounts of Participants, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks and trust companies and clearing corporations and may include certain other organizations. Indirect access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants").

    Certificate Owners who are not Participants but desire to purchase, sell or otherwise transfer ownership of Certificates may do so only through Participants (unless and until Definitive Certificates are issued). In addition, Certificate Owners will receive all distributions of principal of, and interest on, the Certificates from the Trustee through DTC and Participants. Certificate Owners will not receive or be entitled to receive certificates representing their respective interests in the Certificates, except under the limited circumstances described below. In addition, if some or all of the Certificates of a Series are issued in the form of one or more Global Certificates, certain monthly and annual reports prepared by the Servicer under the related Agreement will be sent on behalf of the related Trust Fund to Cede and not to the Certificate Owners.

    Unless and until Definitive Certificates are issued, it is anticipated that the only "Certificateholder" of the Certificates will be Cede, as nominee of DTC. Certificate Owners will not be Certificateholders as that term is used in the Agreement. Certificate Owners are only permitted to exercise the rights of Certificateholders indirectly through Participants and DTC.

    Unless otherwise specified in the related Prospectus Supplement, while the Certificates are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "DTC Rules"), Participants are required to make book-entry transfers through DTC's facilities with respect to the Certificates, and DTC as the sole holder of the Certificates is required to receive and transmit distributions of principal of, and interest on, the Certificates. Unless and until Definitive Certificates are issued, Certificate Owners who are not Participants may transfer ownership of Certificates only through Participants by instructing such Participants to transfer Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Certificates, which account is maintained with their respective Participants. Under the DTC Rules and in accordance with DTC's normal procedures, transfers of ownership of Certificates will be executed through DTC, and the accounts of the respective Participants at DTC will be debited and credited.

    Definitive Certificates will be issued to Certificate Owners, or their nominees, rather than to DTC, only if (i) the Servicer advises the Trustee in writing that DTC is no longer willing or qualified to discharge properly its responsibilities as nominee and depository with respect to the Certificates and the Servicer or the Trustee is unable to locate a qualified successor, (ii) the Sellers, at their option, jointly elect to terminate the book-entry system through DTC, or (iii) after the occurrence of an Event of Default (See "-- Servicing Compensation and Payment of Expenses; Certain Matters Regarding the Servicer -- Events of Default" below), Certificate Owners having a majority in Percentage Interests of each Class of the Certificates advise the Trustee and DTC through the Participants, in writing, that the continuation of a book-entry system through DTC (or a successor thereto) to the exclusion of any physical certificates being issued to Certificate Owners is no longer in the best interests of Certificate Owners. Upon issuance of Definitive Certificates to Certificate Owners, such Certificates will be transferable directly (and not exclusively on a book-entry basis), and registered holders will deal directly with the Trustee with respect to transfers, notices and distributions.

    Except as otherwise specified in the related Prospectus Supplement, unless and until Definitive Certificates are issued, DTC will take any action permitted to be taken by a Certificateholder under the Agreement only at the direction of one or more Participants to whose DTC accounts the Certificates are credited and will take such action with respect to any Percentage Interests of the Certificates only at the direction of and on behalf of such Participants with respect to such Percentage Interests of the Certificates. DTC may take actions, at the direction of the related Participants, with respect to some Certificates which conflict with actions taken with respect to other Certificates.

OPTIONAL AND MANDATORY REPURCHASE OF CERTIFICATES; TERMINATION AUCTION


    A. OPTIONAL REPURCHASE. Unless otherwise specified in the applicable Prospectus Supplement, the Servicer for any Trust Fund will have the option to repurchase, upon giving notice mailed no later than the Distribution Date next preceding the month of the exercise of such option, all outstanding Contracts after the first Distribution Date on which the Pool Scheduled Principal Balance (as defined hereinafter) is less than 5% of the initial Pool Principal Balance on the Cut-off Date. The price at which the Servicer for such Trust Fund may repurchase the related Contracts will equal the greater of (a) the sum of (x) 100% of the Pool Scheduled Principal Balance of each Contract (other than any Contract as to which the related Manufactured Home has been acquired and not yet disposed of and whose fair market value is included pursuant to clause (y) below) as of the final Distribution Date, and (y) the fair market value of such acquired property (as determined by the Servicer) and (b) the aggregate fair market value (as determined by the Servicer) of all of the assets of such Trust Fund, plus, in the case of both clause (a) and (b), an amount sufficient to reimburse Certificateholders for each outstanding Class for any shortfall in interest due thereto in respect of prior Distribution Dates. Notwithstanding the foregoing, the Servicer's option shall not be exercisable if there will not be distributed to the Certificateholders for each outstanding Class an amount equal to the aggregate Certificate Balance for each outstanding Class together with any shortfall in interest due to such Certificateholders in respect of prior Distribution Dates and one month's interest on the aggregate Certificate Balance for each outstanding Class at the respective Pass-Through Rates for such Classes (the "Minimum Termination Amount"). See "Description of the Certificates -- Optional Termination" in the related Prospectus Supplement. (Section 10.01.)


    B. MANDATORY REPURCHASE. Some or all of the Certificates of a Class may be subject to repurchase by or on behalf of the Sellers at the option of the holders thereof and/or at the option of the Sellers, but only to the extent, at the prices, on the dates and under the conditions specified in the related Prospectus Supplement. In addition, some or all of the Certificates of a Class may be subject to mandatory repurchase by or on behalf of the Sellers to the extent, at the prices, on the dates and under the conditions specified in the related Prospectus Supplement. On the date on which any Certificate is subject to repurchase (the "Repurchase Date") the holder thereof will cease to be entitled to any benefit of the Certificate or the related Agreement and will be entitled only to receive from the Trustee the repurchase price of the Certificate upon surrender thereof at the office or agency designated by the Trustee. To the extent specified in the related Prospectus Supplement, the funds necessary to distribute the repurchase price of any Certificate subject to mandatory or optional repurchase as described therein will be provided under a certificate purchase agreement or other Liquidity Facility as described in "Credit and Liquidity Enhancement" herein.


    C. TERMINATION AUCTION. If specified in the applicable Prospectus Supplement, the Trustee for the related Trust Fund shall solicit bids for the purchase at an auction (a "Termination Auction") of the Contracts remaining in the Trust Fund no later than ninety days following the Distribution Date as of which the Pool Principal Balance for a Contract Pool is less than 10% of such Contract Pool's Cut-off Date Pool Principal Balance. In the event that satisfactory bids are received as described in the applicable Agreement, the net sale proceeds will be distributed to Certificateholders, in the same order of priority as collections received in respect of the Contracts. If satisfactory bids are not received, the Trustee shall decline to sell the Contracts and shall not be under any obligation to solicit any further bids or otherwise negotiate any further sale of the Contracts. Under the applicable Agreement, the winning bid must equal or exceed the Minimum Termination Amount. If an election has been made to treat the related Trust Fund as a REMIC, such sale and consequent termination of the related Trust Fund must constitute a "qualified liquidation" of the Trust Fund under Section 860F of the Code, including the requirement that the qualified liquidation takes place over a period not to exceed 90 days. (Section 10.01.)


TERMINATION OF THE AGREEMENT

    The Agreement will terminate upon the last action required to be taken by the Trustee on the final Distribution Date following the earlier of (i) the purchase or sale of all Contracts and all property acquired in respect of any Contract remaining in the Trust Fund as described above under "-- Optional and Mandatory Repurchase of Certificates; Termination Auction" or (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Contract remaining in the relevant Trust Fund (including the disposition of all property acquired upon repossession of any Manufactured Home). (Section 10.01.)

    In the event of the termination of any Agreement, the holders of Certificates of any Class of the related Series will be entitled to receive, upon presentation and surrender of their Certificates at the office or agency designated by the Trustee, a final distribution in an amount computed as described in the related Prospectus Supplement.

COLLECTION AND OTHER SERVICING PROCEDURES

    Except as otherwise provided in the related Agreement, the Servicer may rescind, cancel or make material modifications of the terms of a Contract (including modifying the amounts and Due Dates of Scheduled Payments) in connection with a default or imminent default thereunder. However, unless otherwise specified in the related Prospectus Supplement and unless required by the applicable law or to bring Contracts into conformity with the representations and warranties contained in the Agreement, the Servicer may not rescind, cancel or materially modify any Contract unless the Servicer obtains an opinion of counsel to the effect that such action will not have certain adverse federal income tax consequences. (Section 4.07.)

SERVICING COMPENSATION AND PAYMENT OF EXPENSES; CERTAIN MATTERS REGARDING THE SERVICER

    The monthly servicing fee (the "Monthly Servicing Fee") and any additional servicing compensation with respect to the Contracts underlying a Series of Certificates will be specified in the applicable Prospectus Supplement. (Section 1.01.)

    The Monthly Servicing Fee provides compensation for customary manufactured housing contract third-party servicing activities to be performed by the Servicer for the Trust Fund and for additional administrative services performed by the Servicer on behalf of the Trust Fund. Customary servicing activities include collecting and recording payments, communicating with Obligors, investigating payment delinquencies, providing billing and tax records to Obligors and maintaining internal records with respect to each Contract. Administrative services performed by the Servicer on behalf of the Trust Fund include calculating distributions to Certificateholders and providing related data processing and reporting services for Certificateholders and on behalf of the Trustee. Unless otherwise specified in the applicable Prospectus Supplement, expenses incurred in connection with servicing the Contracts and paid by the Servicer from its Monthly Servicing Fee include, without limitation, payment of fees and expenses of accountants, payment of all fees and expenses incurred in connection with the enforcement of Contracts (except liquidation expenses and certain other expenses) and payment of expenses incurred in connection with distributions and reports to Certificateholders. The Servicer will be reimbursed out of the liquidation proceeds from a defaulted Contract for all reasonable, out-of-pocket liquidation expenses incurred by it in realizing upon the related Manufactured Home as well as for advances of taxes and insurance premiums previously made with respect to any such Contract (to the extent not previously recovered).

    Unless otherwise specified in the related Prospectus Supplement, as part of its servicing fees, the Servicer will also be entitled to retain, as compensation for the additional services provided in connection therewith, any fees for late payments made by Obligors, extension fees paid by Obligors for the extension of scheduled payments and assumption fees for permitted assumptions of Contracts by purchasers of the related Manufactured Homes. (Sections 4.15 and 5.03.)

    Unless otherwise specified in the applicable Prospectus Supplement, any person with which the Servicer is merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer is a party, or any person succeeding to the business of the Servicer, will be the successor to the Servicer under the Agreement, so long as such successor has a net worth of at least $50 million and has serviced at least $100 million of manufactured housing contracts for at least one year. The Servicer may assign its rights and delegate its duties under the Agreement (whereupon it will no longer be liable for the obligations of the Servicer under the Agreement), provided that, among other conditions, any rating assigned to the Certificates will not be reduced because of such assignment and delegation. (Sections 7.04, 7.06 and 7.07.)

    A. HAZARD INSURANCE POLICIES. Unless otherwise specified in the related Prospectus Supplement, the Servicer will be obligated to cause to be maintained one or more hazard insurance policies with respect to each Manufactured Home in an amount at least equal to the lesser of its maximum insurable value or the principal amount due from the Obligor under the related Contract. Such hazard insurance policies will, at a minimum, provide fire and extended coverage on terms and conditions customary in manufactured housing hazard insurance policies. If a Manufactured Home is located within a federally designated flood area, the Servicer will, to the extent required by applicable law or regulation, also be obligated to cause flood insurance to be maintained in an amount equal to the lesser of the amounts described above or the maximum amount available for such Manufactured Home under the federal flood insurance programs. Such policies may provide for customary deductible amounts. Coverage thereunder will be required to be sufficient to avoid the application of any co-insurance provisions. Such policies will be required to contain a standard loss payee clause in favor of the Servicer and its successors and assigns. In general, the Servicer will not be obligated to cause to be obtained and maintained hazard insurance policies that provide earthquake coverage. If earthquake coverage is required with respect to Contracts in a particular Trust Fund, that fact will be disclosed in the related Prospectus Supplement.

    Unless otherwise specified in the related Prospectus Supplement, all amounts collected by the Servicer under a hazard or flood insurance policy will be applied either to the restoration or repair of the Manufactured Home or against the remaining principal balance of the related Contract upon repossession of the Manufactured Home, after reimbursing the Servicer for amounts previously advanced by it for such purposes. The Servicer may satisfy its obligation to maintain hazard and flood insurance policies with respect to each Manufactured Home by maintaining a blanket policy insuring against hazard and flood losses on the related Obligor's interest in such Manufactured Home. Such blanket policy may contain a deductible clause, in which case the Servicer will be required to make payments to the related Trust Fund in the amount of any deductible amounts in connection with insurance claims on repossessed Manufactured Homes.

    Unless otherwise specified in the related Prospectus Supplement, if the Servicer repossesses a Manufactured Home on behalf of the Trustee, the Servicer is required to either maintain a Hazard Insurance Policy with respect to such Manufactured Home meeting the requirements set forth above, or to indemnify the Trust Fund against any damage to such Manufactured Home prior to resale or other disposition. (Section 4.09.)

    B. EVIDENCE AS TO COMPLIANCE. Unless otherwise specified in the related Prospectus Supplement, the Servicer will be required to deliver to the Trustee each year an officer's certificate executed by an officer of the Servicer (i) stating that a review of the activities of the Servicer during the preceding calendar year and of performance under the Agreement has been made under the supervision of such officer, and (ii) stating that to the best of such officer's knowledge, the Servicer has fulfilled all its obligations under the Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Such officer's certificate will be accompanied by a statement of a firm of independent public accountants to the effect that, on the basis of an examination of certain documents and records relating to servicing of the Contracts under the Agreement (or, at the Servicer's option, the Contracts and other contracts being serviced by the Servicer under agreements similar to the Agreement), conducted in accordance with generally accepted auditing standards, the Servicer's servicing has been conducted in compliance with the provisions of the Agreement (or such agreements), except (i) such exceptions as such firm believes to be immaterial and (ii) such other exceptions as may be set forth in such statement. (Sections 4.20 and 4.21.)

    C. EVENTS OF DEFAULT. Unless otherwise specified in the related Prospectus Supplement, events of default under the Agreement will consist of (i) any failure by the Servicer to make any deposit or payment required of it under the Agreement which continues unremedied for five days after the giving of written notice, (ii) any failure by the Servicer duly to observe or perform in any material respect any of its other covenants or agreements in the Agreement which continues unremedied for 30 days after the giving of written notice of such failure, and (iii) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or other similar proceedings regarding the Servicer. Unless otherwise specified in the related Prospectus Supplement, "notice" as used in this paragraph means notice to the Servicer by the Trustee, the Sellers or, if applicable, the Credit Facility Provider, or to the Servicer, the Trustee and the Sellers by the holders of Certificates evidencing interests ("Fractional Interests") in the outstanding principal balance of outstanding Certificates that, in the aggregate, equal at least 25% of the principal balance of all outstanding Certificates (excluding Certificates held by the Sellers, BankAmerica Housing Services (as well as any successor Servicer, if BankAmerica Housing Services is not the Servicer) or any of their respective affiliates). (Section 8.01.)

    D. RIGHTS UPON EVENT OF DEFAULT. Unless otherwise specified in the related Prospectus Supplement so long as an event of default remains unremedied, the Trustee may (but only with the consent of the Credit Facility Provider (if any) if the Credit Facility has not expired or if the Credit Facility has expired or been terminated and such Credit Facility Provider has not been reimbursed for all amounts due it), and at the written direction of the holders of Certificates evidencing Fractional Interests aggregating not less than 51% shall, terminate all of the rights and obligations of the Servicer under the Agreement and in and to the related Contracts, whereupon (subject to applicable law regarding the Trustee's ability to make monthly advances) the Trustee or a successor Servicer under the Agreement will succeed to all the responsibilities, duties and liabilities of the Servicer under the Agreement and will be entitled to similar compensation arrangements. If the Trustee is obligated to succeed the Servicer but is unwilling or unable so to act, it may appoint, or petition a court of competent jurisdiction for the appointment of, a Servicer. Pending such appointment, the Trustee is obligated to act in such capacity. The Trustee and such successor may agree upon the servicing compensation to be paid, which in no event may be greater than a monthly amount specified in the Agreement. (Sections
7.07 and 8.01.)

    Unless otherwise specified in the related Prospectus Supplement, no Certificateholder will have any right under the Agreement to institute any proceeding with respect to the Agreement unless such holder previously has given to the Trustee written notice of default and unless the holders of Certificates evidencing Fractional Interests aggregating not less than 25% have requested the Trustee in writing to institute such proceeding in its own name as Trustee and have offered to the Trustee reasonable indemnity and the Trustee for 60 days has neglected or refused to institute any such proceeding. The Trustee will be under no obligation to take any action or institute, conduct or defend any litigation under the Agreement at the request, order or direction of any of the holders of Certificates, unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which the Trustee may incur. (Sections 8.01 and 11.08.)

AMENDMENT

    Unless otherwise specified in the related Prospectus Supplement, the Agreement may be amended by the Sellers, the Servicer and the Trustee without the consent of the Certificateholders (but only with the consent of the Credit Facility Provider (if any) if the Credit Facility has not expired or if the Credit Facility has expired or been terminated and such Credit Facility Provider has not been reimbursed for all amounts due it), (i) to cure any ambiguity, (ii) to correct or supplement any provision therein that may be inconsistent with any other provision therein, (iii) to add to the duties or obligations of the Servicer, (iv) to obtain a rating from a nationally recognized rating agency or to maintain or improve the ratings of any Class of the Certificates then given by any rating agency (it being understood that, after obtaining the rating of the Certificates from the rating agencies specified in such Agreement, none of the Trustee, the Sellers or the Servicer is obligated to obtain, maintain or improve any rating assigned to the Certificates), or (v) to make any other provisions with respect to matters or questions arising under such Agreement, provided that such action will not, as evidenced by an opinion of counsel,
adversely   affect   in   any   material   respect   the   interests   of    the
Certificateholders. The Agreement may also be amended, by the Sellers, the Servicer and the Trustee with the consent of at least 51% of the holders of Certificates of each Class affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, any distributions on any Certificate, without the consent of the Holder of such Certificate as the case may be, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating 66% or (iii) reduce the aforesaid percentage of Certificates the holders of which are required to consent to any such amendment, without the consent of the holders of all Certificates then outstanding, and no such amendment shall adversely affect the status of the Trust Fund as a REMIC.

    Unless otherwise specified in the applicable Prospectus Supplement, the Agreement may also be amended from time to time, without the consent of any Certificateholders, by the Sellers, the Trustee and the Servicer to modify, eliminate or add to the provisions of the Agreement to (i) maintain the qualification of the Trust Fund as a REMIC under the Code or avoid, or minimize the risk of, the imposition of any tax on the Trust Fund under the Code that would be a claim against the Trust Fund assets, provided that an opinion of counsel is delivered to the Trustee to the effect that such action is necessary or appropriate to maintain such qualification or avoid any such tax or minimize the risk of its imposition, or (ii) prevent the Trust Fund from entering into any "prohibited transaction" as defined in Section 860F of the Code, provided that an opinion of counsel is delivered to the Trustee to the effect that such action is necessary or appropriate to prevent the Trust Fund from entering into such prohibited transaction. (Section 11.01.)

    The Agreement may otherwise be subject to amendment without the consent of any Certificateholders and, under certain circumstances, without the consent of the Trustee, if and to the extent specified in the related Prospectus Supplement.

THE TRUSTEE

    The Trustee with respect to a Series will be identified in the applicable Prospectus Supplement. Unless otherwise specified therein, the Trustee may resign at any time, in which event the Sellers will be obligated to appoint a successor Trustee. The Sellers may also remove the Trustee if the Trustee ceases to be eligible to continue as such under the related Agreement or if the Trustee becomes insolvent. In such circumstances, the Sellers will also be obligated to appoint a successor Trustee. Any resignation or removal of the Trustee and appointment of a successor Trustee will not become effective until acceptance of the appointment by the successor Trustee. (Section 9.07.)

    Unless otherwise specified in the related Prospectus Supplement, the Agreement for any Series will require the Trustee to maintain, at its own expense, an office or agency in New York City where the Certificates for such Series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee and the Certificate Registrar in respect of such Certificates pursuant to the related Agreement may be served.

    Unless otherwise specified in the related Prospectus Supplement, the Trustee, or any of its affiliates, in its individual or any other capacity, may become the owner or pledgee of the Certificates of any Series with the same rights as it would have if it were not Trustee.

    Unless otherwise specified in the related Prospectus Supplement, the Trustee will act as Paying Agent, Certificate Registrar and Authenticating Agent for the related Series of Certificates.

INDEMNIFICATION

    Unless otherwise specified in the applicable Prospectus Supplement, each Agreement will provide that neither the Servicer nor any of its directors, officers, employees or agents will be under any liability to the Trustee or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to such Agreement, or for errors in judgment; provided, however, that such provision shall not protect the Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which arises under an Agreement (other than in connection with the enforcement of any Contract in accordance with the Agreement) and which in its opinion may involve it in any expenses or liability; provided, however, that the Servicer may in its discretion undertake any such other legal action which it may deem necessary or desirable in respect of the Agreement and the rights and duties of the parties thereto. In such event, the legal expenses and costs of such other legal action and any liability resulting therefrom shall be expenses, costs and liabilities payable from the Trust Fund and the Servicer shall be entitled to be reimbursed therefor from amounts collected on the Contracts. (Section 7.05.)

                        CREDIT AND LIQUIDITY ENHANCEMENT

    To the extent specified in the related Prospectus Supplement, a Class of Certificates may be entitled to the benefit of one or more of the following forms of credit and liquidity enhancement:

SUBORDINATION

    The Certificates of one or more Classes of a multiple-Class Series (the "Senior Certificates") may afford the holders thereof a right to receive distributions of principal and/or interest on each Distribution Date from amounts collected on the related Contract Pool that is prior to the right to receive such distributions afforded by the Certificates of the other Class or Classes (the "Junior Certificates" or "Subordinate Certificates"). Unless otherwise specified in the related Prospectus Supplement, this prior right will result from one or both of the following two features:

        1. The Senior Certificates will entitle the holders thereof to receive on some or all Distribution Dates, prior to any distribution of principal or of both principal and interest (as specified in the related Prospectus Supplement) being made to the holders of the Junior Certificates on any such Distribution Date, a full distribution of principal or of both principal and interest (as specified in the related Prospectus Supplement) from amounts collected on the Contracts during the related Collection Period(s). To the extent that Contract collections during the related Collection Period(s) would, in the absence of liquidation losses or other circumstances adversely affecting such Contract collections, have been applied to make distributions to the holders of the Junior Certificates, this feature will enhance the likelihood of timely receipt by the holders of the Senior Certificates of full distributions of principal and interest in accordance with the applicable distribution formula.

        2. The distribution formula for the Senior Certificates will entitle the holders thereof to receive, on some or all Distribution Dates, all or a disproportionate share of the Total Regular Principal Amount until the Certificate Balance of the Senior Certificates has been reduced to zero. See "Description of Certificates -- Distributions on Certificates -- A. Distributions of Principal" above. This feature, in effect, will provide the holders of the Senior Certificates with a prior right to receive the principal collected on the Contracts until the Certificate Balance of the Senior Certificates has been reduced to zero. The degree of priority will depend on the share of the Total Regular Principal Amount to which the holders of the Senior Certificates are entitled on particular Distribution Dates. If the holders of the Senior Certificates are entitled to receive all of the Total Regular Principal Amount on each Distribution Date (to the extent of the Contract collections available to make distributions of Regular Principal on such Distribution Date), then the holders of the Senior Certificates will, in effect, have a right to receive all principal collected on the Contracts that is absolutely prior to the right of the holders of the Junior Certificates to receive any principal collected on the Contracts. If, however, the holders of the Senior Certificates are entitled to receive only a disproportionate share of the Total Regular Principal Amount, or are entitled to receive all or a disproportionate share of the Total Regular Principal Amount only on certain Distribution Dates, then the prior right of the holders of the Senior Certificates to receive distributions of principal collected on the Contracts will, to that extent, be limited. The prior right to receive distributions of principal collections described above will enhance the likelihood that the holders of the Senior Certificates will ultimately receive distributions of principal in an aggregate amount equal to the initial Certificate Balance of the Senior Certificates. It will not, however, enhance the likelihood of timely receipt by the holders of the Senior Certificates of full distributions of the amounts to which they would have been entitled in the absence of liquidation losses or other circumstances adversely affecting Contract collections.

    If specified in the related Prospectus Supplement, the features described above may be characteristic of different Classes within a multiple-Class Series. Thus, Certificates which constitute Senior Certificates under the criteria described in paragraph 1 above may constitute Junior Certificates under the criteria described in paragraph 2 above, and Certificates which constitute Senior Certificates under the criteria described in paragraph 2 above may constitute Junior Certificates under the criteria described in paragraph 1 above. In general, the splitting of the features described above among two separate Classes of a multiple-Class Series will undercut the protection against loss afforded by each of such features. The particular effects of any such splitting will be discussed in the applicable Prospectus Supplement. The following discussion is based on the assumption that the features described above will not be characteristic of different Classes within a multiple-Class Series.

    The degree of protection against loss provided to the holders of the Senior Certificates at any time by either of the subordination features described above will be determined primarily by the degree to which the aggregate principal balance of the underlying Contracts (the "Pool Principal Balance") exceeds the Certificate Balance of the Senior Certificates (and to a lesser extent, if the holders of the Senior Certificates also have a prior right to receive interest, by the degree to which the interest payable on the Contracts, net of the portions thereof used to pay the servicing fee of the Servicer (if such servicing fee is payable prior to distributions of interest to the holders of the Senior Certificates) and other expenses of the Trust Fund, exceeds the interest distributable to the holders of the Senior Certificates). The relative levels of the Certificate Balance of the Senior Certificates (the "Senior Certificate Balance") and the related Pool Principal Balance, and hence the degree of protection against loss afforded by the subordination features described above, may change over time depending on, among other things, the formula by which principal is distributed to the holders of the Senior Certificates and the level of liquidation losses on the underlying Contracts. Generally, if the holders of Senior Certificates receive a disproportionate share of the Total Regular Principal Amount on any Distribution Date, the effect will be to increase, as a relative matter, the degree by which the Pool Principal Balance exceeds the Certificate Balance of the Senior Certificates, thus increasing the degree of protection against loss afforded by the subordination of the Junior Certificates. In addition, Special Principal Distributions to the holders of the Senior Certificates from sources other than principal collections on the underlying Contracts generally will increase the degree of protection against loss above the protection that would have been provided if such distributions were not made (because the Senior Certificate Balance will be reduced without a reduction in the Pool Principal Balance). On the other hand, if, due to liquidation losses or other circumstances adversely affecting Contract collections, the holders of Senior Certificates receive less than their proportionate share of the Total Regular Principal Amount, the effect will be to decrease, as a relative matter, the degree to which the Pool Principal Balance exceeds the Certificate Balance of the Senior Certificates, thus decreasing the degree of protection against loss afforded by the subordination of the Junior Certificates. The effects of particular principal distribution formulae in this regard will be discussed in the applicable Prospectus Supplement. The description of any such effects in a particular Prospectus Supplement may relate the Certificate Balances of the Senior Certificates to Pool Principal Balances which are estimated or adjusted as described therein. Such Pool Principal Balances may sometimes be referred to in a Prospectus Supplement as "Pool Scheduled Principal Balances."

    Where there is more than one Class of Junior Certificates, the rights of one or more of such Classes of Junior Certificates to receive distributions of principal, interest or principal and interest may be subordinated to the rights of one or more other Classes of Junior Certificates to receive such distributions. Any Class of Junior Certificates that is entitled to receive such distributions from Contract Pool collections prior to any other Class of Junior Certificates is a "mezzanine" Class of Junior Certificates. The subordination of any Class of Junior Certificate to a mezzanine Class of Junior Certificates will enhance the likelihood of timely receipt by the holders of such mezzanine Class of Junior Certificates relative to any Class of Junior Certificates that is subordinate to such mezzanine Class of Junior Certificates. Junior Certificates, including any mezzanine Classes of Junior Certificates, may only be sold hereunder if rated in one of the four highest rating categories of a nationally recognized statistical rating organization. (See "Rating" herein). The effect of any subordination on any Classes of Junior Certificates sold hereunder will be discussed in the applicable Prospectus Supplement.

RESERVE FUNDS

    The Certificates of one or more Classes may be entitled to the benefit of one or more spread accounts or other reserve funds (each, a "Reserve Fund") which, to the extent specified in the related Prospectus Supplement, will cover shortfalls created when collections on the related Contract Pool that are available to make distributions to the holders of such Certificates are not sufficient to fund full distributions of principal and interest to such Certificateholders. Any Reserve Fund may be available to cover all or a portion of such shortfalls and may be available to cover any shortfalls, no matter what the cause, or only shortfalls due to certain causes (E.G., liquidation losses only or delinquencies only), all as specified in the related Prospectus Supplement. In addition, to the extent specified in the related Prospectus Supplement, a Reserve Fund may be used to make distributions of interest or Regular Principal to the holders of a Class of Certificates on particular Distribution Dates upon the occurrence of certain losses, delinquencies or other events, even if such Certificateholders would not have been entitled to any such distributions on such Distribution Dates in the absence of losses, delinquencies or other events. A Reserve Fund may also be used to fund Special Principal Distributions under the circumstances set forth in the related Prospectus Supplement. The related Prospectus Supplement will specify whether any Reserve Fund will be established as part of the Trust Fund or held outside of the Trust Fund by a collateral agent or similar third party (who may be the Trustee acting in a different capacity) and will contain a description of any arrangement pursuant to which the Reserve Fund is held outside of the Trust Fund.

    The method of funding any Reserve Fund, and the required levels of funding, if any, as well as the circumstances under which amounts on deposit in any Reserve Fund may be distributed to persons other than Certificateholders, will be described in the applicable Prospectus Supplement. To the extent that a Reserve Fund may be funded in whole or in part from some or all of the interest collected on the Contracts in excess of the interest needed to make distributions to the holders of one or more Classes of Certificates, such Reserve Fund may be referred to in the applicable Prospectus Supplement as a "Spread Account."

CREDIT FACILITIES

    The Certificates of one or more Classes may be entitled to the benefit of one or more letters of credit, surety bonds or similar credit facilities (each, a "Credit Facility"). Each such Credit Facility may be in an amount greater than, equal to or less than the Certificate Balance of the Certificates of each Class entitled to the benefits thereof, and may be subject to reduction or be limited as to duration, all as described in the applicable Prospectus Supplement. To the extent specified in the related Prospectus Supplement, amounts realized under a Credit Facility supporting the Certificates of any Class may be used for the same purposes as amounts on deposit in Reserve Funds. See "-- Reserve Funds" above. A Credit Facility may be held by a Trustee as part of the related Trust Fund or may be held by a collateral agent or other third party (who may be the Trustee acting in a different capacity). The related Prospectus Supplement will contain a description of the material terms of any Credit Facility and any arrangement pursuant to which the Credit Facility is held outside of the Trust Fund. Such Prospectus Supplement will also contain certain information concerning the provider of the Credit Facility (the "Credit Facility Provider"), which information will have been provided to the Sellers by the Credit Facility Provider for use in such Prospectus Supplement. Bank of America, BankAmerica Housing Services or an affiliate thereof may be a Credit Facility Provider.

    If specified in the applicable Prospectus Supplement, a Credit Facility, rather than supporting distributions of particular amounts to the holders of Certificates of particular Classes, may, instead, support certain collections on the related Contract Pool. These collections may be of all or a portion of amounts due on Contracts in liquidation, all or a portion of the scheduled monthly payments due on the Contracts or of other amounts. The extent to which any such collections are supported by a Credit Facility which functions in this manner will be described in the applicable Prospectus Supplement.

LIQUIDITY FACILITIES

    The Certificates of one or more Classes may be entitled to the benefit of one or more certificate purchase agreements or other liquidity facilities (each, a "Liquidity Facility"), pursuant to which the provider of such Liquidity Facility (the "Liquidity Facility Provider") will provide funds to be used to purchase some or all of such Certificates on the Repurchase Dates applicable thereto. Unless otherwise specified in the applicable Prospectus Supplement, a Liquidity Facility will be held outside of the Trust Fund by a third party (which may be the Trustee acting in another capacity). The related Prospectus Supplement will contain a description of the material terms of any such Liquidity Facility and any arrangement pursuant to which it is held outside of the Trust Fund, and will contain certain information concerning the Liquidity Facility Provider, which information will have been provided to the Sellers by the Liquidity Facility Provider for use in such Prospectus Supplement. Bank of America, BankAmerica Housing Services or an affiliate thereof may be a Liquidity Facility Provider. If specified in the related Prospectus Supplement, a Reserve Fund or Credit Facility may also serve as a Liquidity Facility.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The following general discussion of the anticipated material federal income tax consequences of the purchase, ownership and disposition of Certificates of any Series, to the extent it relates to matters of law or legal conclusions with respect thereto, represents the opinion of special counsel to Bank of America and Bank America Housing Services with respect to that Series on the material matters associated with such consequences, subject to any qualifications set forth herein. Special counsel to Bank of America and BankAmerica Housing Services for each Series will be Morrison & Foerster LLP, and a copy of the legal opinion of such counsel rendered in connection with any Series of Certificates will be filed with the Commission on a Current Report on Form 8-K within 15 days after the issuance of the related Series of Certificates. This discussion is directed primarily to Certificateholders that hold the Certificates as "capital assets" within the meaning of Section 1221 of the Code (although portions thereof also may apply to Certificateholders who do not hold Certificates as "capital assets") and it does not purport to discuss all federal income tax consequences that may be applicable to the individual circumstances of particular investors, some of which (such as banks, insurance companies and foreign investors) may be subject to special treatment under the Code. Further, the authorities on which this discussion, and the opinion referred to below, are based are subject to change or differing interpretations, which could apply retroactively. Prospective investors should note that no rulings have been or will be sought from the Internal Revenue Service (the "Service") with respect to any of the federal income tax consequences discussed below, and no assurance can be given that the Service will not take contrary positions. Taxpayers and preparers of tax returns (including those filed by any REMIC or other issuer) should be aware that under applicable Treasury regulations a provider of advice on specific issues of law is not considered an income tax return preparer unless the advice (i) is given with respect to events that have occurred at the time the advice is rendered and is not given with respect to the consequences of contemplated actions, and (ii) is directly relevant to the determination of an entry on a tax return. Accordingly, taxpayers should consult their tax advisors and tax return preparers regarding the preparation of any item on a tax return, even where the anticipated tax treatment has been discussed herein. In addition to the federal income tax consequences described herein, potential investors are advised to consider the state, local and other tax consequences, if any, of the purchase, ownership and disposition of Certificates in a Series. See "Other Tax
Consequences". Certificateholders are advised to consult their tax advisors concerning the federal, state, local or other tax consequences to them of the purchase, ownership and disposition of Certificates in a Series.

    The following discussion addresses securities of two general types: (i) certificates ("REMIC Certificates") representing interests in a Trust Fund with respect to which an election to be treated as a "real estate mortgage investment conduit" ("REMIC") under Sections 860A through 860G (the "REMIC Provisions") of the Code will be made, and (ii) Grantor Trust Certificates representing interests in a Trust Fund ("Grantor Trust Fund") as to which no such election will be made.

    The following discussion is based in part upon the rules governing original issue discount that are set forth in Sections 1271-1273 and 1275 of the Code and in the Treasury regulations issued thereunder (the "OID Regulations"), and in part upon the REMIC Provisions and the Treasury regulations issued thereunder (the "REMIC Regulations"). The OID Regulations do not adequately address certain issues relevant to, and in some instances provide that they are not applicable to, securities such as the Certificates.

    The following discussion is limited in applicability to the Certificates. For purposes of this tax discussion, references to a "Certificateholder" or a "holder" are to the beneficial owner of a Certificate.

REMIC ELECTIONS

    Under the Code, an election may be made with respect to a Trust Fund related to any Series of Certificates to treat such Trust Fund as a "real estate mortgage investment conduit" ("REMIC") within the meaning of Section 860D(a) of the Code, in which case the Certificates of any Class of such Series will be either "regular interests" in the REMIC within the meaning of Section 860G(a)(1) of the Code or "residual interests" in the REMIC within the meaning of Section 860G(a)(2) of the Code. The Prospectus Supplement for each Series of Certificates will indicate whether each Seller of Contracts to the related Contract Pool intends to cause an election to be made to treat the Trust Fund as a REMIC, and if such an election is to be made, which Certificates will be regular interests and which will be the residual interest in the REMIC. The discussion under the heading "-- REMIC Certificates" discusses Series with respect to which each Seller of Contracts to the related Contract Pool will cause a REMIC election to be made and the discussion under the heading "-- Non-REMIC Certificates" discusses Series with respect to which the Sellers (or if only one Seller sells Contracts to the related Contract Pool, the applicable Seller) will not cause a REMIC election to be made.

REMIC CERTIFICATES

    The discussion in this section applies only to a Series of Certificates for which a REMIC election is made. Upon the issuance of each Series of Certificates for which a REMIC election is made, Morrison & Foerster LLP, special counsel to Bank of America and BankAmerica Housing Services, will deliver its opinion generally to the effect that, with respect to each such Series of Certificates, under then existing law and assuming compliance by the Seller(s), the Servicer and the Trustee for such Series with all of the provisions of the related Agreement, the agreement or agreements, if any, providing for a Credit Facility or a Liquidity Facility, together with any agreement documenting the arrangement through which a Credit Facility or a Liquidity Facility is held outside the related Trust Fund, and agreement or agreements with any Underwriter, the Trust Fund will be a REMIC, and the Certificates of such Series will be treated as either "regular interests" in the REMIC ("Regular Certificates") or "residual interests" in the REMIC ("Residual Certificates").

    The following general discussion of the anticipated federal income tax consequences of the purchase, ownership and disposition of REMIC Certificates, to the extent it relates to matters of law or legal conclusions with respect thereto, represents the opinion of Morrison & Foerster LLP, special counsel to Bank of America and BankAmerica Housing Services, subject to any qualifications set forth herein. In addition, Morrison & Foerster LLP, special counsel to Bank of America and BankAmerica Housing Services, have prepared or reviewed the statements in this Prospectus under the heading "Certain Federal Income Tax Consequences -- REMIC Certificates," and are of the opinion that such statements are correct in all material respects. Such statements are intended as an explanatory discussion of the possible effects of the classification of any Trust Fund as a REMIC for federal income tax purposes on investors generally and of related tax matters affecting investors generally, but do not purport to furnish information in the level of detail or with the attention to an investor's specific tax circumstances that would be provided by an investor's own tax advisor. Accordingly, each investor is advised to consult its own tax advisors with regard to the tax consequences to it of investing in REMIC Certificates.

    A. TAX STATUS OF REMIC CERTIFICATES. Unless otherwise specified in the related Prospectus Supplement, the Certificates of any Series, in their entirety, will generally be considered (i) "qualifying real property loans" within the meaning of Section 593(d) of the Code, (ii) "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code and (iii) assets described in Section 7701(a)(19)(C) of the Code (assets qualifying under one or more of those sections, applying each section separately, "qualifying assets") for a calendar quarter if at least 95% of the assets of the related Trust Fund are qualifying assets during such calendar quarter. In the event the percentage of the Trust Fund's assets which are qualifying assets falls below 95% for any calendar quarter, then a corresponding percentage of the Certificates will be treated as qualifying assets for such calendar quarter. Any amount includable in gross income with respect to the Certificates will be treated as "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Section 856(c)(3)(B) of the Code to the extent that the Certificates are treated as "real estate assets" within the meaning of
Section 856(c)(5)(A) of the Code. The assets of the Trust Fund will include, in addition to the Contracts, payments on the Contracts held pending distribution, and may include, among other assets, one or more Reserve Funds. With respect to the treatment of Contracts as qualifying assets, (i) the Treasury Regulations under Section 593 of the Code define a "qualifying real property loan" to include a loan secured by manufactured housing that qualifies as a single family residence under the Code, (ii) the Treasury Regulations under Section 856 of the Code define a "real estate asset" under Section 856(c)(5)(A) of the Code to include a loan secured by manufactured housing that qualifies as a single family residence under the Code, and (iii) the Treasury Regulations under Section 7701(a)(19)(C) of the Code provide that assets described in that Section include loans secured by manufactured housing that qualify as a single family residence under the Code. It is unclear whether other assets of the Trust Fund would be treated as qualifying assets under the three foregoing sections of the Code. However, the REMIC Regulations provide that "permitted investments," as defined below under "-- B. Qualification as a REMIC," will be considered to be "qualifying real property loans" within the meaning of Section 593(b) of the Code and "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code. REMIC Certificates held by a real estate investment trust will not constitute "Government Securities" within the meaning of Code Section 856(c)(5)(A), and REMIC Certificates held by a regulated investment company will not constitute "Government Securities" within the meaning of Code Section 851(b)(4)(A)(ii).

    B. QUALIFICATION AS A REMIC. Qualification as a REMIC requires ongoing compliance with certain conditions. The following discussion assumes that such requirements will be satisfied by a Trust Fund so long any REMIC Certificates related to such Trust Fund are outstanding. Substantially all of the assets of the REMIC must consist of "qualified mortgages" and "permitted investments" as of the close of the third month beginning after the day on which the REMIC issues all of its regular and residual interests (the "Startup Day") and at all times thereafter. The term "qualified mortgage" means any obligation

(including a participation or certificate of beneficial ownership in such obligation) which is principally secured by an interest in real property that is transferred to the REMIC on the Startup Day in exchange for regular or residual interests in the REMIC or is purchased by the REMIC within the three-month period beginning on the Startup Day if such purchase is pursuant to a fixed price contract in effect on the Startup Day. The REMIC Regulations provide that a manufactured housing contract is principally secured by an interest in real property if the fair market value of the real property securing the contract is at least equal to either (i) 80% of the issue price (generally, the principal balance) of the contract at the time it was originated or (ii) 80%, of the adjusted issue price (the then outstanding principal balance, with certain adjustments) of the contract at the time it is contributed to a REMIC. The fair market value of the underlying real property is to be determined after taking into account other liens encumbering that real property. Alternatively, a manufactured housing contract is principally secured by an interest in real property if substantially all of the proceeds of the contract were used to acquire or to improve or protect an interest in real property that, at the origination date, is the only security for the contract (other than the personal liability of the obligor). The REMIC Regulations as well as a published notice issued by the Internal Revenue Service (the "Service") provide that obligations secured by interests in manufactured housing, which qualify as "single family residences" within the meaning of Section 25(e)(10) of the Code, are to be treated as "qualified mortgages" for qualifying a Trust Fund as a REMIC. Under
Section 25(e)(10) of the Code, the term "single family residence" includes any manufactured home which has a minimum of 400 square feet of living space and a minimum width in excess of 102 inches and which is of a kind customarily used at a fixed location. Bank of America or BankAmerica Housing Services or both of them, as the case may be, will represent and warrant that each of the manufactured homes securing the Contracts conveyed by it to a Trust Fund meets this definition of a "single family residence." A qualified mortgage also includes a "qualified replacement mortgage" that is used to replace any "qualified mortgage" within three months of the Startup Day or to replace a defective mortgage within two years of the Startup Day.

    "Permitted investments" consist of (a) temporary investments of cash received under qualified mortgages before distribution to holders of interests in the REMIC ("cash-flow investments"), (b) amounts, such as a reserve fund, if any, reasonably required to provide for full payment of expenses of the REMIC, the principal and interest due on regular or residual interests in the event of defaults on qualified mortgages, lower than expected returns on cash-flow investments, prepayment interest shortfalls or certain other contingencies ("qualified reserve assets") and (c) certain property acquired as a result of foreclosure of defaulted qualified mortgages ("foreclosure property"). A reserve fund will not be qualified if more than 30% of the gross income from the assets in the reserve fund is derived from the sale or other disposition of property held for three months or less, unless such sale is necessary to prevent a default in payment of principal or interest on Regular Certificates. In accordance with Section 860G(a)(7) of the Code, a reserve fund must be "promptly and appropriately" reduced as payments on contracts are received. Foreclosure property will be a permitted investment only to the extent that such property is not held for more than two years unless an extension of such holding period is obtained from the Service.

    The Code requires that in order to qualify as a REMIC an entity must make reasonable arrangements designed to ensure that certain specified entities, generally including governmental entities or other entities that are exempt from United States tax, including the tax on unrelated business income ("Disqualified Organizations"), not hold the residual interest in the REMIC. Consequently, it is expected that in the case of any Trust Fund for which a REMIC election is made the transfer, sale, or other disposition of a Residual Certificate to a Disqualified Organization will be prohibited, and the ability of a Residual Certificate to be transferred will be conditioned on the Trustee's receipt of a certificate or other document representing that the proposed transferee is not a Disqualified Organization. The transferor of a Residual Certificate must not, as of the time of the transfer, have actual knowledge that such representation is false. The Code further requires that reasonable arrangements be made to enable a REMIC to provide the Service and certain other parties, including transferors of residual interests in a REMIC, with the information needed to compute the tax imposed by Section 860E(e)(1) of the Code if, in spite of the steps taken to prevent Disqualified Organizations from holding residual interests, such an organization does, in fact, acquire a residual interest. See "Restrictions on Transfer of Residual Certificates" below.

    For certain Series of Certificates, two separate elections may be made to treat segregated portions of the assets of a single Trust Fund as REMICs for federal income tax purposes (respectively, the "Subsidiary REMIC" and the "Master REMIC"). Upon the issuance of any such series of Certificates, Morrison & Foerster LLP, special tax counsel to Bank of America and BankAmerica Housing Services, will have advised Bank of America and BankAmerica Housing Services, as described above, that at the initial issuance of the Certificates of such Series, the Subsidiary REMIC and the Master REMIC will each qualify as a REMIC for federal income tax purposes, and that the Certificates in such Series will be treated either as Regular Certificates or Residual Certificates of the appropriate REMIC. Only REMIC Certificates issued by the Master REMIC will be offered hereunder. Solely for the purpose of determining whether such Regular Certificates will constitute qualifying real estate or real property assets for certain categories of financial institutions or real estate investment trusts as described above under "-- A. Tax Status of REMIC Certificates," both REMICs in a two-tier REMIC structure will be treated as one. See the discussion below under "-- C. Taxation of Regular Certificates."

    If an entity electing to be treated as a REMIC fails to comply with one or more of the ongoing requirements of the Code for REMIC status during any taxable year, the Code provides that the entity will not be treated as a REMIC for such year and thereafter. In this event, an entity with multiple classes of ownership interests may be treated as a separate association taxable as a corporation under Treasury regulations, and interests in the REMIC may be treated as debt or equity interests therein. The Code, however, authorizes the Treasury Department to issue Treasury regulations that address situations where failure to meet one or more of the requirements for REMIC status occurs inadvertently and in good faith, and disqualification of a REMIC would occur absent regulatory relief. Investors should be aware, however, that the Conference Committee Report to the Tax Reform Act of 1986 (the "1986 Act") indicates that the relief may be accompanied by sanctions, such as the imposition of a corporate income tax on all or a portion of the REMIC's income for the period of time in which the requirements for REMIC status are not satisfied. The Agreement with respect to each REMIC will include provisions designed to maintain the related Trust Fund's status as a REMIC. It is not anticipated that the status of any Trust Fund as a REMIC will be terminated.

    C. TAXATION OF REGULAR CERTIFICATES.

    1. GENERAL. The Regular Certificates in any Series will constitute "regular interests" in the related REMIC. Accordingly, the Regular Certificates will generally be treated for federal income tax purposes as debt instruments that are issued by the related Trust Fund on the date of issuance of the Regular Certificates and not as ownership interests in the Trust Fund or the Trust Fund's assets. Interest, original issue discount, and market discount accrued on a Regular Certificate will be treated as ordinary income to the holder. Each holder must use the accrual method of accounting with regard to Regular Certificates, regardless of the method of accounting otherwise used by such holder.

    2. ORIGINAL ISSUE DISCOUNT. Regular Certificates may be issued with "original issue discount." Rules governing original issue discount are set forth in Sections 1271-1273 and 1275 of the Code and the OID Regulations. The discussion herein is based in part on the OID Regulations. Although the rules relating to original issue discount contained in the Code were modified by the 1986 Act specifically to address the tax treatment of securities, such as the Regular Certificates, on which principal is required to be prepaid based on prepayments of the underlying assets, regulations under that legislation have not yet been finalized. Certificateholders also should be aware that the OID Regulations do not address certain issues relevant to prepayable securities such as the Regular Certificates.

    In general, in the hands of the original holder of a Regular Certificate, original issue discount, if any, is the difference between the "stated redemption price at maturity" of the Regular Certificate and its "issue price." The original issue discount with respect to a Regular Certificate will be considered to be zero if it is less than 0.25% of the Regular Certificate's stated redemption price at maturity multiplied by the number of complete years from the date of issue of such Regular Certificate to its maturity date. The OID Regulations, however, provide a special DE MINIMIS rule to apply to obligations such as the Regular Certificates that have more than one principal payment or that have interest payments that are not qualified stated interest as defined in the OID Regulations, payable before maturity ("installment obligations"). Under the special rule, original issue discount on an installment obligation is generally considered to be zero if it is less than 0.25% of the principal amount of the obligation multiplied by the weighted average maturity of the obligation as defined in the OID Regulations. Because of the possibility of prepayments, it is not clear whether or how the DE MINIMIS rules will apply to the Regular Certificates. It is possible that the anticipated rate of prepayments assumed in pricing the debt instrument (the "Assumed Prepayment Rate") will be required to be used in determining the weighted average maturity of the Regular Certificates. In the absence of authority to the contrary, and unless the related Prospectus Supplement otherwise provides, it is expected that each Trust Fund as to which a REMIC election is made will apply the DE MINIMIS rule applicable to installment obligations by using the Assumed Prepayment Rate. The OID Regulations provide a further special DE MINIMIS rule applicable to any Regular Certificates that are "self-amortizing installment obligations," I.E., Regular Certificates that provide for equal payments composed of principal and qualified stated interest payable unconditionally at least annually during its entire term, with no significant additional payment required at maturity. Under this special rule, original issue discount on a self-amortizing installment obligation is generally considered to be zero if it is less than 0.167% of the principal amount of the obligation multiplied by the number of complete years from the date of issue of such a Regular Certificate to its maturity date.

    Generally, the original holder of a Regular Certificate that includes a DE MINIMIS amount of original issue discount includes that original issue discount in income as principal payments are made. The amount included in income with respect to each principal payment equals a pro rata portion of the entire amount of DE MINIMIS original issue discount with respect to that Regular Certificate. Any DE MINIMIS amount of original issue discount included in income by a holder of a Regular Certificate is generally treated as a capital gain if the Regular Certificate is a capital asset in the hands of the holder thereof. Pursuant to the OID Regulations, a holder of a Regular Certificate may, however, elect to include in gross income all interest that accrues on a Regular Certificate, including any DE MINIMIS original issue discount and market discount, by using the constant yield method described below with respect to original issue discount.

    The stated redemption price at maturity of a Regular Certificate generally will be equal to the sum of all payments, whether denominated as principal or interest, to be made with respect thereto other than "qualified stated interest." Pursuant to the OID Regulations, qualified stated interest is stated interest that is unconditionally payable at least annually at a single fixed rate of interest (or, under certain circumstances, a variable rate tied to an objective index) during the entire term of the Regular Certificate (including short periods). It is possible that the Service could assert that the stated rate of interest on the Certificates is not unconditionally payable or otherwise does not qualify as qualified stated interest. Such position, if successful, would require all holders of Certificates to accrue all income on the Certificates under the OID Regulations. Unless otherwise noted in the applicable Prospectus Supplement, and unless the related Prospectus Supplement otherwise provides, it is expected that each Trust Fund as to which a REMIC election is made will treat all stated interest on the Certificates as qualified stated interest. Under the OID Regulations, certain variable interest rates payable on Regular Certificates, including rates based upon the weighted average interest rate of Contracts in the related Contract Pool, may not be treated as qualified stated interest. In such case, the OID Regulations would treat interest under such rates as contingent interest which generally must be included in income by the Regular Certificateholder when the interest becomes fixed, as opposed to when it accrues. Until further guidance is issued concerning the treatment of such interest payable on Regular Certificates, unless otherwise noted in the applicable Prospectus Supplement, the REMIC will treat such interest as being payable at a variable rate tied to a single objective index of market rates. Prospective investors should consult their tax advisors regarding the treatment of such interest under the OID Regulations. In the absence of authority to the contrary and if otherwise appropriate, and unless the related Prospectus Supplement otherwise provides, it is expected that each Trust Fund as to which a REMIC election is made will determine the stated redemption price at maturity of a Regular Certificate by assuming that the anticipated rate of prepayment for all Contracts in the related Contract Pool will occur in such a manner that the initial Pass-Through Rate for a Certificate will not change. Accordingly, interest at the initial Pass-Through Rate will constitute qualified stated interest payments for purposes of applying the original issue discount provisions of the Code. In general, the issue price of a Regular Certificate in a Class is the first price at which a substantial amount of the Regular Certificates of such Class are sold for money to the public (excluding bond houses, brokers or similar persons or organizations acting in the capacity of underwriters, placement agents or wholesalers). If a portion of the initial offering price of a Regular
Certificate is allocable to interest that has accrued prior to its date of issue, the issue price of such a Regular Certificate includes that pre-issuance accrued interest.

    Where the interval between the issue date and the first Distribution Date on a Regular Certificate is longer than the interval between subsequent Distribution Dates, the greater of any original issue discount (disregarding the rate in the first period) and any interest foregone during the first period is treated as the amount by which the stated redemption price at maturity of the Certificate exceeds its issue price for purposes of the DE MINIMIS rule described above. The OID Regulations suggest that all interest on a long first period Regular Certificate that is issued with non-DE MINIMIS original issue discount, as determined under the foregoing rule, will be treated as original issue discount. Where the interval between the issue date and the first Distribution Date on a Regular Certificate is shorter than the interval between subsequent Distribution Dates, interest due on the first Distribution Date in excess of the amount that accrued during the first period would be added to the Certificates' stated redemption price at maturity. Regular Certificateholders should consult their own tax advisors to determine the issue price and stated redemption price at maturity of a Regular Certificate.

    If the Regular Certificates are determined to be issued with original issue discount, a holder of a Regular Certificate must generally include the original issue discount in ordinary gross income for federal income tax purposes as it accrues in advance of the receipt of any cash attributable to such income. The amount of original issue discount, if any, required to be included in a Regular Certificateholder's ordinary gross income for federal income tax purposes in any taxable year will be computed in accordance with Section 1272(a) of the Code and the OID Regulations. Under such Section and the OID Regulations, original issue discount accrues on a daily basis under a constant yield method that takes into account the compounding of interest. The amount of original issue discount to be included in income by a holder of a debt instrument, such as a Regular Certificate, under which principal payments may be subject to acceleration because of prepayments of other debt obligations securing such instruments, is computed by taking into account the Assumed Prepayment Rate.

    The amount of original issue discount included in income by a holder of a Regular Certificate is the sum of the "daily portions" of the original issue discount for each day during the taxable year on which the holder held the Regular Certificate. The daily portions of original issue discount are determined by allocating to each day in any "accrual period" a PRO RATA portion of the excess, if any, of the sum of (i) the present value of all remaining payments to be made on the Regular Certificate as of the close of the "accrual period" and (ii) the payments during the "accrual period" of amounts included in the stated redemption price of the Regular Certificate over the "adjusted issue price" of the Regular Certificate at the beginning of the "accrual period." Generally, the "accrual period" for the Regular Certificates corresponds to the intervals at which amounts are paid or compounded with respect to such Regular Certificate, beginning with their date of issuance and ending with the maturity date. The "adjusted issue price" of a Regular Certificate at the beginning of any accrual period is the sum of the issue price and accrued original issue discount for each prior accrual period reduced by the amount of payments other than payments of qualified stated interest made during each prior accrual period. The Code requires the present value of the remaining payments to be determined on the bases of (a) the original yield to maturity (determined on the basis of compounding at the close of each accrual period and properly adjusted for the length of the accrual period), (b) events, including actual prepayments, which have occurred before the close of the accrual period, and (c) the assumption that the remaining payments will be made in accordance with the original Assumed Prepayment Rate. The effect of this method is to increase the portions of original issue discount that a Regular Certificateholder must include in income to take into account prepayments on Contracts held by the related Trust Fund that occur at a rate that exceeds the Assumed Prepayment Rate and to decrease (but not below zero for any period) the portions of original issue discount that a Regular Certificateholder must include in income to take into account prepayments made on Contracts that occur at a rate that is slower than the Assumed Prepayment Rate. Although original issue discount will be reported to Regular Certificateholders based on the Assumed Prepayment Rate, no representation is made to Regular Certificateholders that the Contracts held by the related Trust Fund will be prepaid at that rate or at any other rate.

    A subsequent purchaser of a Regular Certificate also will be required to include in such purchaser's ordinary gross income for federal income tax purposes the original issue discount, if any, accruing with respect to such Regular Certificate, unless the price paid equals or exceeds the sum of all amounts payable on the Regular Certificate other than payments of qualified stated interest. If the price exceeds the sum of the Regular Certificate's issue price plus the aggregate amount of original issue discount accrued with respect to the Regular Certificate, but does not equal or exceed the sum of all amounts payable on the Regular Certificate other than payments of qualified stated interest, the amount of original issue discount to be accrued will be reduced in accordance with a formula set forth in Section 1272(a)(7)(B) of the Code.

    Bank of America and BankAmerica Housing Services believe, upon the advice of Morrison & Foerster LLP, special tax counsel to Bank of America and BankAmerica Housing Services, that the holder of a Regular Certificate determined to be issued with non-DE MINIMIS original issue discount will be required to include the original issue discount in ordinary gross income for federal income tax purposes computed in the manner described above. However, the OID Regulations either do not address or are subject to varying interpretations with respect to several issues concerning the computation of original issue discount for obligations such as the Regular Certificates.

    3. VARIABLE RATE REGULAR CERTIFICATES. Regular Certificates may bear interest at a variable rate. Under the OID Regulations, if a variable rate Regular Certificate provides for qualified stated interest payments computed on the basis of certain qualified floating rates or objective rates, then any original issue discount on such a Regular Certificate is computed and accrued under the same methodology that applies to Regular Certificates paying qualified stated interest at a fixed rate. See the discussion above under "-- 2. Original Issue Discount." Accordingly, if the issue price of such a Regular Certificate is equal to its stated redemption price at maturity, the Regular Certificate will not have any original issue discount.

    For purposes of applying the original issue discount provisions of the Code, all or a portion of the interest payable with respect to a variable rate Regular Certificate may not be treated as qualified stated interest in certain circumstances, including the following: (i) if the variable rate of interest is subject to one or more minimum or maximum rate floors or ceilings which are not fixed throughout the term of the Regular Certificate and which are reasonably expected as of the issue date to cause the rate in certain accrual periods to be significantly higher or lower than the overall expected return on the Regular Certificate determined without such floor or ceiling; (ii) if it is reasonably expected that the average value of the variable rate during the first half of the term of the Regular Certificate will be either significantly less than or significantly greater than the average value of the rate during the final half of the term of the Regular Certificate; or (iii) if interest is not payable in all circumstances. In these situations, as well as others, it is unclear under the OID Regulations whether such interest payments constitute qualified stated interest payments, or must be treated either as part of a Regular Certificate's stated redemption price at maturity resulting in original issue discount, or represent contingent payments which are recognized as ordinary gross income for federal income tax purposes only as the interest payments become fixed in each accrual period.

    If a variable rate Regular Certificate is deemed to have been issued with original issue discount, as described above, the amount of original issue discount accrues on a daily basis under a constant yield method that takes into account the compounding of interest; provided, however, that the interest associated with such a Regular Certificate generally is assumed to remain constant throughout the term of the Regular Certificate at a rate that, in the case of a qualified floating rate, equals the value of such qualified floating rate as of the issue date of the Regular Certificate, or, in the case of an objective rate, at a fixed rate that reflects the yield that is reasonable expected for the Regular Certificate. A holder of such a Regular Certificate would then recognize original issue discount during each accrual period which is calculated based upon such Regular Certificate's assumed yield to maturity, adjusted to reflect the difference between the assumed and actual interest rate.

    The OID Regulations either do not address or are subject to varying interpretations with respect to several issues concerning the computation of original issue discount with respect to the Regular Certificates, including variable rate Regular Certificates. Additional information regarding the manner of reporting original issue discount to the Service and to the holders of variable rate Regular Certificates will be set forth in the Prospectus Supplement relating to the issuance of such Regular Certificates.

    4. PREMIUM. A holder of a Regular Certificate that purchases such Regular Certificate at a cost (net of accrued interest) greater than its remaining stated redemption price at maturity will be considered to have purchased such Regular Certificate at a premium equal to the excess of such cost over such remaining stated redemption price, and may, under Section 171 of the Code, if the holder holds the Regular Certificate as a capital asset within the meaning of Section 1221 of the Code, elect to amortize such premium under a constant yield method over the life of the Regular Certificate. Although not free from doubt, the Assumed Prepayment Rate should be taken into account in determining the life of the Regular Certificate for this purpose. Such amortized premium is generally treated as an offset to the amount of interest income from such Regular Certificate, rather than as a separate interest deduction. An election made by a holder under Section 171 of the Code would generally apply to the premium on all debt instruments held for investment by the holder at any time after the beginning of the taxable year in which such election is made, unless the election is revoked with the Service's consent.

    5. MARKET DISCOUNT. A purchaser of a Regular Certificate may also be subject to the market discount rules. Market discount is generally the excess of
(i) in the case of a Regular Certificate issued with original issue discount, the revised issue price, or (ii) in the case of a Regular Certificate issued without original issue discount, its principal balance, over the holder's basis in such Regular Certificate. Such purchaser will recognize gain upon receipt of a principal distribution on the Regular Certificate, whether it is received on the date on which such payment is scheduled to be made or as a prepayment. In particular, the holder will be required to allocate that principal distribution first to the portion of the market discount on such Regular Certificate that has accrued, but has not previously been included in income, and will recognize ordinary income to that extent. In general terms, market discount on a Regular Certificate may be treated, at the holder's election, as accruing under either
(i) a constant yield method or (ii) in proportion to remaining accruals of original issue discount (or, if there is no original issue discount, in proportion to remaining accruals of interest at the applicable Pass-Through
Rate), in each case taking into account the Assumed Prepayment Rate. Such purchaser also generally will be required to treat a portion of any gain on a sale or exchange of the Regular Certificate as ordinary income to the extent of the discount accrued, but unrecognized, to the date of disposition under one of the foregoing methods. As an alternative to the inclusion of market discount in income on the foregoing basis, the holder may elect to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter. Such an election may be revoked only with the consent of the Secretary of the Treasury.

    In addition, deductions for a portion of a Regular Certificateholder's interest expense on any debt incurred or continued to purchase or carry a Regular Certificate purchased with market discount may be deferred. The deferred portion of any interest deduction would not exceed the portion of the market discount on such Regular Certificate that accrues during the taxable year in which such interest would otherwise be deductible, and generally would be deductible when such market discount is included in

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
income, upon receipt of a principal distribution on, or sale of, such Regular Certificate. The interest deferral rule will not apply if the Certificateholder elects to include market discount in income currently as it accrues, as described above. Each Trust Fund for which a REMIC election is made will report annually to certain categories of its Regular Certificateholders and the Service information necessary to compute accruals of market discount.

    Notwithstanding the above rules, market discount on a Regular Certificate will be considered to be zero if such discount is less than 0.25% of the remaining principal amount (or, in the case of a Regular Certificate issued with original issue discount, the remaining stated redemption price at maturity) of the Regular Certificate multiplied by its weighted average remaining maturity. The weighted average remaining maturity of the Regular Certificate presumably would be calculated in a manner similar to the weighted average maturity described above under "-- 2. Original Issue Discount," taking into account distributions (including distributions of prepayments) prior to the date of acquisition of such Regular Certificate by the holder. If market discount on a Regular Certificate is considered to be zero under this rule, the actual amount of such discount must be allocated to the remaining principal distributions on such Regular Certificate and when each such distribution is received, gain equal to the discount allocated to such distribution will be recognized. Treasury regulations implementing the market discount rules have not yet been issued, and therefore investors should consult with their own tax advisors regarding the application of these rules as well as the advisability of making any of the elections with respect thereto.

    6. EFFECTS OF DEFAULTS OR DELINQUENCIES. Certain Series of Certificates may contain one or more Classes of Subordinate Certificates. In the event there are defaults or delinquencies on Contracts in the related Trust Fund, amounts that would otherwise be distributed on the Subordinate Certificates may instead be distributed on the Senior Certificates. Holders of Subordinate Certificates nevertheless will be required to report interest income with respect to such Certificates (including original issue discount) as such income accrues without giving effect to delays or reductions in distributions on such Subordinate Certificates attributable to defaults and delinquencies on such Contracts, except to the extent that it can be established that the undistributed amounts are not collectible. As a result, the amount of income reported by a holder of a Subordinate Certificate in any period could significantly exceed the amount of cash distributed to such holder in that period. The holder will eventually be allowed a loss (or will be allowed to report a lesser amount of income) to the extent that the aggregate amount of distributions on the Subordinate Certificate is reduced as a result of defaults or delinquencies on the related Contracts. However, the timing of such losses or reductions in income is uncertain, and in some circumstances losses could be capital losses that generally can be offset only with capital gains. Holders of Subordinate Certificates should consult their own tax advisors on these points.

    7. SALES OF CERTIFICATES. If a Regular Certificate is sold or exchanged, the seller will recognize gain or loss equal to the difference, if any, between the amount realized (net of accrued interest) and its adjusted basis in such Regular Certificate. A seller's adjusted basis generally will equal the cost of such Regular Certificate to the seller, increased by any original issue discount reported by such seller with respect to such Regular Certificate and reduced (but not below zero) by distributions received by such seller and by any amortized premium. Except as described above with respect to under "-- 5. Market Discount" and with respect to the next three paragraphs, any such gain or loss will be capital gain or loss provided the Regular Certificate is held as a capital asset, and will be long term or short term depending upon whether the Regular Certificate has been held for more than one year.

    Gain from the disposition of a Regular Certificate that might otherwise be capital gain will be treated as ordinary income to the extent that such gain does not exceed the excess, if any, of (i) the amount that would have been includable in the seller's gross income had income accrued at a rate equal to 110% of "the applicable Federal rate" under Section 1274(d) of the Code (generally, an average yield of United States Treasury obligations of different ranges of maturities published monthly by the Service), determined as of the date of purchase of such Regular Certificate, over (ii) the amount of income actually includable in the gross income of the seller with respect to the Regular Certificate.

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
    Regular Certificates will be "evidences of indebtedness" within the meaning of Section 582(c)(1) of the Code, and accordingly, gain or loss recognized from a sale of a Regular Certificate by a bank or thrift institution to which such section applies would be ordinary income or loss.

    If Bank of America and BankAmerica Housing Services, or either of them, is determined to have intended on the date of issue of the Regular Certificates to call all or any portion of the Regular Certificates prior to their stated maturity within the meaning of Section 1271(a)(2)(A) of the Code, any gain realized upon a sale, exchange, retirement, or other disposition of a Regular Certificate would be considered ordinary income to the extent it does not exceed the unrecognized portion of the original issue discount, if any, with respect to the Regular Certificate. The OID Regulations provide that the intention to call rule will not be applied to mortgage-backed securities such as the Regular Certificates. In addition, under the OID Regulations, a mandatory sinking fund or call option is not evidence of an intention to call.

    8. PASS-THROUGH OF EXPENSES OTHER THAN INTEREST. If a Trust Fund for which a REMIC election is made is considered a "single-class REMIC" (as defined below), a portion of such Trust Fund's servicing, administrative and other non-interest expenses will be allocated as a separate item to those Regular Certificateholders that are "pass-through interest holders" (as defined below). Such a holder would be required to add its allocable share, if any, of such expenses to its gross income and to treat the same amount as an item of investment expense. An individual would generally be allowed a deduction for such an expense item for regular tax purposes only as a miscellaneous itemized deduction subject to the limitation under Section 67 of the Code, and may not be allowed any deduction for such item for purposes of the alternative minimum tax.
Section 67 of the Code allows deductions for miscellaneous itemized deductions only to the extent that in the aggregate they exceed 2% of an individual's adjusted gross income. The Revenue Reconciliation Act of 1990 further limits the itemized deductions allowed to certain individuals. If so specified in the related Prospectus Supplement, the applicable Agreement will require each holder to give the Trust Fund written notice immediately upon becoming a holder, if it is a pass-through interest holder, or is holding a Regular Certificate on behalf of a pass-through interest holder. The Trust Fund will report to each holder that has given the Trust Fund such notice (and others if it is required) and to the Service, each such holder's allocable share, if any, of the Trust Fund's noninterest expenses. Generally, a "single-class REMIC" is defined as (i) a REMIC that would be treated as an investment trust under Treasury regulations but for its qualification as a REMIC or (ii) a REMIC that is substantially similar to an investment trust but is structured with the principal purpose of avoiding the allocation requirement imposed under Section 67 of the Code. The term "pass-through interest holder" generally refers to individuals, entities taxed as individuals and certain pass-through entities, but does not include real estate investment trusts. Such investors should consult their own tax advisors regarding consequences to them of the allocation of the Trust Fund's non-interest expenses. In addition, the amount of itemized deductions otherwise allowable for the taxable year of an individual whose adjusted gross income exceeds certain thresholds will be reduced.

    9. TAXATION OF CERTAIN FOREIGN INVESTORS. For purposes of this discussion, a "Foreign Holder" is a Certificateholder who holds a Regular Certificate and who is not (i) a citizen or resident of the United States, (ii) a corporation, partnership, or other entity organized in or under the laws of the United States or a political subdivision thereof or (iii) an estate or trust, the income of which is included in gross income for United States tax purposes regardless of its source. Unless the interest on a Regular Certificate is effectively connected with the conduct by the Foreign Holder of a trade or business within the United States, the Foreign Holder is not subject to federal income or withholding tax on interest (or original issue discount, if any) on a Regular Certificate (subject to possible backup withholding of tax, discussed below), provided the Foreign Holder is not a controlled foreign corporation related to Bank of America or BankAmerica Housing Services and does not own actually or constructively 10% or more of the voting stock of Bank of America or BankAmerica Housing Services. To qualify for this tax exemption, the Foreign Holder will be required to provide periodically a statement signed under penalties of perjury certifying that the Foreign Holder meets the requirements for treatment as a Foreign Holder and providing the Foreign Holder's name and address. The statement, which may be made on a Form W-8 or

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
substantially similar substitute form, generally must be provided in the year a payment occurs or in either of the two preceding years. The statement must be provided either directly or through a clearing organization or financial institution. This exemption may not apply to a Foreign Holder that owns directly or indirectly both Regular Certificates and Residual Certificates. If the interest on a Regular Certificate is effectively connected with the conduct by a Foreign Holder of a trade or business within the United States, then the Foreign Holder will be subject to tax at regular graduated rates. Foreign Holders should consult their own advisors regarding the specific tax consequences of their owning a Regular Certificate.

    Any gain recognized by a Foreign Holder upon a sale, retirement or other taxable disposition of a Regular Certificate generally will not be subject to United States federal income tax unless either (i) the Foreign Holder is a non-resident alien individual who holds the Regular Certificate as a capital asset and who is present in the United States for 183 days or more in the taxable year of the disposition and either the gain is attributable to an office or other fixed place of business maintained in the United States by the individual or the individual has a "tax home" in the United States, or (ii) the gain is effectively connected with the conduct by the Foreign Holder of a trade or business within the United States.

    A Regular Certificate will not be included in the estate of a Foreign Holder who does not own actually or constructively 10% or more of the voting stock of Bank of America or BankAmerica Housing Services. Regular Certificateholders who are non-U.S. Persons and persons related to such holders should not acquire any Residual Certificates, and Residual Certificateholders and persons related to Residual Certificateholders should not acquire any Regular Certificates without consulting their tax advisors as to the possible adverse tax consequences of doing so.

    10. BACKUP WITHHOLDING. Under certain circumstances, a REMIC Certificateholder may be subject to "backup withholding" at a 31% rate. Backup withholding may apply to a REMIC Certificateholder who is a United States person if the holder, among other circumstances, fails to furnish his Social Security number or other taxpayer identification number to the Trustee. Backup withholding may apply, under certain circumstances, to a REMIC Certificateholder who is a foreign person if the REMIC Certificateholder fails to provide the Trustee or the REMIC Certificateholder's securities broker with the statement necessary to establish the exemption from federal income and withholding tax on interest on the REMIC Certificates. Backup withholding, however, does not apply to payments on a Certificate made to certain exempt recipients, such as corporations and tax-exempt organizations, and to certain foreign persons. REMIC Certificateholders should consult their tax advisors for additional information concerning the potential application of backup withholding to payments received by them with respect to a Certificate.

    11. REPORTING REQUIREMENTS. The Servicer will report annually to the Service, to holders of record of the Regular Certificates that are not excepted from the reporting requirements and, to the extent required by the Code, to other interested parties, information with respect to the interest paid or accrued on the Regular Certificates, original issue discount, if any, accruing on the Regular Certificates and information necessary to compute the accrual of any market discount or the amortization of any premium on the Regular Certificates.

    D. TAXATION OF RESIDUAL CERTIFICATES. The discussion under this heading applies only to a Series of Certificates with respect to which a REMIC election is made and to Residual Certificates. Such Residual Certificates will be subject to tax rules, described below, that differ from those that would apply if they were treated for federal income tax purposes as direct ownership interests in the related Trust Fund or as debt instruments issued by such Trust Fund.

    1. GENERAL. Although a REMIC is a separate entity for federal income tax purposes, a REMIC is not generally subject to federal income tax. Rather, the taxable income of a REMIC is taken into account by the holders of REMIC residual interests.

    In general, each original holder of a Residual Certificate will report on its federal income tax return, as ordinary income, its share of the "daily portion" of the taxable income of the Trust Fund for each day during the taxable year on which such Residual Certificateholder held a Residual Certificate. The "daily portion" of the taxable income of the Trust Fund is determined by allocating to each day in any calendar

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
quarter its ratable portion of the taxable income or net loss of the Trust Fund for such quarter, and such Residual Certificateholder's share of the "daily portion" is based on the portion of outstanding Residual Certificates that such Residual Certificateholder owns on such day. REMIC taxable income will be taxable to the Residual Certificateholders without regard to the timing or amounts of cash distributions by the REMIC. Ordinary income derived from Residual Certificates will be "portfolio income" for purposes of the taxation of taxpayers subject to the limitation on the deductibility of "passive losses." As residual interests, the Residual Certificates will be subject to tax rules, described below, that differ from those that would apply if the Residual Certificates were treated for federal income tax purposes as direct ownership interests in the Certificates, or as debt instruments issued by the REMIC. UNDER CERTAIN CIRCUMSTANCES, A RESIDUAL CERTIFICATEHOLDER MAY BE REQUIRED TO RECOGNIZE FOR A GIVEN PERIOD INCOME SUBSTANTIALLY IN EXCESS OF DISTRIBUTIONS MADE ON THE RESIDUAL CERTIFICATES.

    A subsequent Residual Certificateholder also will report on its federal income tax return amounts representing a daily share of the taxable income of the Trust Fund for each day that such Residual Certificateholder held such Residual Certificate. Those daily amounts generally would equal the amounts, described above, that would have been reported for the same days by a holder of a Residual Certificate (an "Original Holder") that purchased such Residual Certificate at its original issuance and held it continuously thereafter. As discussed below, the taxable income of the Trust Fund will be calculated based in part on the initial tax basis to the Trust Fund of its assets, which in turn equals the sum of the issue prices of the Residual Certificates and each Class of Regular Certificates. The legislative history of the 1986 Act indicates that certain adjustments may be appropriate to reduce (or increase) the income of a subsequent Residual Certificateholder that purchased such Residual Certificate at a price greater than (or less than) the adjusted basis (as defined below in "Distributions") such Residual Certificate would have in the hands of an Original Holder. For the present, however, adjustments are apparently not permitted or required.

    2. DISTRIBUTIONS. A holder's adjusted basis in a Residual Certificate will equal the purchase price of such Residual Certificate, increased by the amount of the related Trust Fund's taxable income that is allocated to the holder of such Residual Certificate, and decreased (but not below zero) by the amount of distributions received thereon by such holder and the Trust Fund's net losses allocated to such holder. Payments on a Residual Certificate (whether at their scheduled times or as a result of prepayments) will generally not result in any taxable income or loss to the holder of a Residual Certificate. If the amount of such payment exceeds a holder's adjusted basis in its Residual Certificate, however, the holder will recognize gain (treated as gain from the sale or exchange of its Residual Certificate) to the extent of such excess. See "-- 10. Sale or Exchange" below.

    3. TAXABLE INCOME OF THE TRUST FUND. REMIC taxable income is generally determined in the same manner as the taxable income of an individual using the accrual method of accounting, except that (i) the limitation on deductibility of investment interest expense and expenses for the production of income do not apply, (ii) all bad loans will be deductible as business bad debts, and (iii) the limitation on the deductibility of interest and expenses related to tax-exempt income will apply. In general, the Trust Fund's taxable income will reflect a netting of (i) the gross income produced by the assets of the Trust Fund, including the stated interest and any original issue discount or market discount income on the Contracts in the related Contract Pool (net of any amortized premium on such Contracts), income from the investment or reinvestment of cash flows and, if applicable, reserve assets, and amortization of any issue premium with respect to the Regular Certificates and (ii) deductions, including stated interest and original issue discount expense on Regular Certificates that would be permitted if the Regular Certificates were indebtedness of the Trust Fund, servicing fees, and other administrative expenses of the Trust Fund (except as described below under "-- 5. Expenses Other Than Interest"). If there is more than one Class of Regular Certificates, deductions allowed to the Trust Fund with respect to the Regular Certificates will generally be calculated separately with respect to each Class based on the yield of that Class.

    For purposes of determining its taxable income, the Trust Fund will have an initial aggregate tax basis in its assets equal to the sum of the issue prices of the Regular Certificates and the Residual

Certificates. Such aggregate basis will be allocated first to cash and cash equivalents held by the Trust Fund and then among the individual Contracts and other assets of the Trust Fund in proportion to their respective fair market values. The issue price of a Certificate of a Class (whether Regular Certificates or Residual Certificates) that is publicly offered will be the initial offering price to the public (excluding bond houses and brokers) at which a substantial amount of the Certificates of that Class is sold, and if not publicly offered will be the fair market value of that Certificate at the time of issuance. If a Residual Certificate has a negative value, it is not clear whether its issue price would be considered to be zero or such negative amount for purposes of determining the REMIC's basis in its assets. The REMIC Regulations imply that residual interest cannot have a negative basis or a negative issue price. However, the preamble to the REMIC Regulations indicates that, while existing tax rules do not accommodate such concepts, the Service is considering the tax treatment of these types of residual interests, including the proper tax treatment of a payment made by the transferor of such a residual interest to induce the transferee to acquire that interest. Absent regulations or administrative guidance to the contrary, and unless the related Prospectus Supplement otherwise provides, it is not expected that any Trust Fund as to which a REMIC election is made will treat a Class of Residual Certificates as having a value of less than zero for purposes of determining the basis of the related REMIC in its assets.

    If a Trust Fund acquires a Contract and the principal amount of such Contract (or revised issue price in the case of a Contract issued with original issue discount) exceeds the Trust Fund's basis in such Contract by more than a DE MINIMIS amount (as described above in "C. Taxation of Regular Certificates --
5. Market Discount"), such discount would generally be includable in the Trust Fund's income as it accrues, in advance of receipt of the cash attributable to such income, under a constant yield method, similar to the method for accruing original issue discount on Regular Certificates described above in "C. Taxation of Regular Certificates -- 2. Original Issue Discount." The Trust Fund's
deductions for original issue discount expense with respect to Regular Certificates also will be determined under those rules, except that the DE
MINIMIS rule that may apply to holders of Regular Certificates and the adjustments for holders of Regular Certificates that purchase their Certificates at a price greater than the adjusted issue price described therein will not apply.

    If the basis of the Trust Fund exceeds the remaining stated redemption price at maturity of such a Contract, the Trust Fund will be considered to have acquired such Contract at a premium equal to the amount of such excess. In the event that any Contract in the Contract Pool is acquired by the Trust Fund at a premium, the Trust Fund will be entitled to amortize such premium on a yield-to-maturity basis. Although the matter is not free from doubt, the Trust Fund intends to make this calculation using a reasonable prepayment assumption.

    If a Class of Regular Certificates is issued at a price in excess of the aggregate principal amount of such Class (the excess, the "Issue Premium"), the portion of the Issue Premium that is considered to be amortized during a taxable year will be treated as ordinary income of the Trust Fund for such taxable year. Although the matter is not entirely certain, it is likely that the Issue Premium would be amortized under a constant yield method in a manner analogous to the method of accruing original issue discount described above under "C. Taxation of Regular Certificates -- 2. Original Issue Discount."

    The taxable income recognized by a holder of a Residual Certificate also may be greater in earlier years because the REMIC will use a constant yield in computing income from the Contracts and interest deductions with respect to Regular Certificates, expressed as a percentage of the outstanding principal amount of the Regular Certificates, may increase over time as earlier Classes are paid. This method of taxation of Residual Certificates can produce a significantly less favorable after-tax return for a Residual Certificate than if it were taxed as a debt instrument.

    A Residual Certificateholder will not be permitted to amortize the cost of its Residual Certificate as an offset to its share of the taxable income of the Trust Fund. However, that taxable income will not include cash received by the Trust Fund that represents a recovery of the Trust Fund's basis in its assets, and, as described above, the issue price of the Residual Certificates will be added to the issue price of Regular Certificates in determining the Trust Fund's initial basis in its assets. Such recovery of basis by the Trust

Fund will have the effect of amortization of the issue price of the Residual Certificates over the life of the Trust Fund's assets. However, in view of the possible acceleration of the income of holders of Residual Certificates described above, the period of time over which such issue price is effectively amortized may be longer than the economic life of the Residual Certificates.

    THE METHOD OF TAXATION OF RESIDUAL CERTIFICATES DESCRIBED ABOVE CAN PRODUCE A SIGNIFICANTLY LOWER AFTER-TAX YIELD FOR A RESIDUAL CERTIFICATE THAN WOULD BE THE CASE IF (I) RESIDUAL CERTIFICATES WERE TAXABLE IN THE SAME MANNER AS DEBT INSTRUMENTS ISSUED BY THE TRUST FUND OR (II) NO PORTION OF THE TAXABLE INCOME ON THE RESIDUAL CERTIFICATES IN EACH PERIOD WERE TREATED AS "EXCESS INCLUSIONS" (AS DEFINED BELOW). IN CERTAIN PERIODS, TAXABLE INCOME AND THE RESULTING TAX LIABILITY ON A RESIDUAL CERTIFICATE ARE LIKELY TO EXCEED PAYMENTS RECEIVED THEREON. IN ADDITION, A SUBSTANTIAL TAX MAY BE IMPOSED ON CERTAIN TRANSFERORS OF THE RESIDUAL CERTIFICATES AND CERTAIN BENEFICIAL OWNERS OF THE RESIDUAL CERTIFICATES THAT ARE "PASS-THRU" ENTITIES. INVESTORS SHOULD CONSULT THEIR TAX ADVISORS BEFORE PURCHASING A RESIDUAL CERTIFICATE.

    4. NET LOSSES OF THE TRUST FUND. The Trust Fund will have a net loss for a calendar quarter if its deductions for that calendar quarter exceed its gross income for that calendar quarter. The net loss allocable to any Residual Certificate will not be deductible by the holder to the extent that such net loss exceeds such holder's adjusted basis (as defined above in "-- 2. Distributions") in such Residual Certificate at the end of the calendar quarter in which such loss arises (or the time of disposition of the Residual Certificate, if earlier), determined without taking into account the net loss for such quarter. Any net loss that is not currently deductible by reason of this limitation may be carried forward indefinitely, but may be used only to offset taxable income of the same Trust Fund subsequently allocated to such Residual Certificateholder. The ability of Residual Certificateholders that are individuals or closely-held corporations to deduct net losses may be subject to additional limitations under the Code.

    5. EXPENSES OTHER THAN INTEREST. Except in the limited circumstance when the Trust Fund is considered a "single-class REMIC" (as defined above in "C. Taxation of Regular Certificates -- 8. Pass-Through of Expenses Other Than Interest"), the Trust Fund's servicing, administrative and other noninterest expenses will be allocated entirely to the Residual Certificateholders. In the case where the Trust Fund is considered a single-class REMIC, such expenses will be allocated proportionately among Regular and Residual Certificateholders. See "C. Taxation of Regular Certificates -- 8. Pass-Through of Expenses Other Than Interest." In either case, such expenses will be allocated as a separate item to those holders that are "pass-through interest holders" (as defined above in "C. Taxation of Regular Certificates -- 8. Pass-Through of Expenses Other Than Interest"). Such a holder would be required to add its allocable share, if any, of such expenses to its gross income and treat the same amount as an item of investment expense. Limitations on the deductibility of such expenses are described above in "C. Taxation of Regular Certificates -- 8. Pass-Through of Expenses Other Than Interest." The related Agreement will require each holder to give the Trust Fund written notice upon becoming a holder if it is a pass-through interest holder, or is holding a Residual Certificate on behalf of a pass-through interest holder. The Trust Fund will report quarterly to each holder of a Residual Certificate during any calendar quarter that has given the Trust Fund such notice (and others if it is required) and to the Service annually such holder's allocable share, if any, of the Trust Fund's non-interest expenses. Such investors should consult their tax advisors in determining the consequences to them of the allocation of the Trust Fund's non-interest expenses.

    6. PROHIBITED TRANSACTIONS; SPECIAL TAXES. Income from certain transactions by the REMIC, called prohibited transactions, will not be part of the calculation of income or loss includable in the federal income tax returns of Residual Certificateholders, but rather will be taxed directly to the REMIC at a 100% rate. Prohibited transactions generally include (i) the disposition of qualified mortgages other than pursuant to a (a) substitution for a defective mortgage within two years or for any qualified mortgage within three months of the specified Startup Date, (b) repurchase of a defective mortgage, (c)
foreclosure, default, or imminent default of a qualified mortgage, (d) bankruptcy or insolvency of the REMIC or (e) qualified (complete) liquidation,
(ii) the receipt of income from assets that are not the type of mortgage loans or investments that the REMIC is permitted to hold, (iii) the receipt of compensation

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
for services or (iv) the receipt of gain from disposition of cash flow investments other than pursuant to a qualified (complete) liquidation. The Trust Fund will be subject to a tax equal to 100% of the amount of any contributions of property made to the Trust Fund after the Startup Day, except for certain cash contributions specified in Section 860G(d) of the Code. An additional tax may be imposed on the Trust Fund, at the highest marginal federal corporate income tax rate, on certain net income from foreclosure property.

    It is anticipated that the Trust Fund will not engage in any prohibited transactions in which it would recognize a material amount of net income or receive substantial contributions of property after the Startup Date. However, if the Trust Fund is subject to the tax on prohibited transactions or contributions, such tax would generally be borne by the Residual Certificateholders.

    7. EXCESS INCLUSIONS. A portion of the income of the Trust Fund allocable to a Residual Certificateholder referred to in the Code as an "excess inclusion" will, with an exception for certain thrift institutions, be subject to federal income tax in all events. (Excess inclusions are defined below.) Thus, for example, an excess inclusion (i) may not, except with respect to certain thrift institutions, be offset by any unrelated losses or net operating loss carryovers of a Residual Certificateholder, (ii) will be treated as "unrelated business taxable income" within the meaning of Section 512 of the Code if the Residual Certificateholder is a pension fund or any other organization that is subject to tax only on its unrelated business taxable income and (iii) is not eligible for any reduction in the rate of withholding tax in the case of a Residual Certificateholder that is a foreign investor, as further discussed in "-- 13. Foreign Investors" below. In addition, if a real estate investment trust, regulated investment company, or certain pass-through entities own a Residual Certificate, a portion of dividends paid by such entities would be treated as excess inclusions in the hands of its shareholders with the same consequences as excess inclusions attributed directly to a Residual Certificateholder.

    Except as discussed in the following paragraph, with respect to any Residual Certificateholder, the excess inclusion for any calendar quarter will equal the excess, if any, of (i) the amount of the Trust Fund's taxable income for the calendar quarter allocable to the Residual Certificateholder, over (ii) the sum of the "daily accruals" (as defined below) for all days during the calendar quarter on which the Residual Certificateholder held such Residual Certificate. For this purpose, daily accruals with respect to a Residual Certificateholder will be calculated by allocating to each day in such calendar quarter its ratable portion of the product of (i) the "adjusted issue price" (as defined below) of the Residual Certificate at the beginning of such calendar quarter, and (ii) 120% of the "long-term Federal rate" (defined below), calculated on the issue date of the Residual Certificate as if it were a debt instrument and based on quarterly compounding. For this purpose, the "adjusted issue price" of a Residual Certificate at the beginning of any calendar quarter will equal its issue price, increased by the aggregate of the daily accruals for all prior calendar quarters and the amount of any contributions made to the Trust Fund with respect to the Residual Certificates after the Startup Date, and decreased (but not below zero) by the aggregate amount of distributions made with respect to the Residual Certificate before the beginning of such calendar quarter. The "long-term Federal rate" is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the Service. As an exception to the general rule described above, the Treasury has authority to issue regulations that would treat 100% of the income accruing on a Residual Certificate as an excess inclusion, if the Residual Certificates, in the aggregate, are considered not to have "significant value." The REMIC Regulations, however, do not contain such a rule.

    As discussed above, thrift organizations to which Section 593 of the Code applies are excepted from the general rule that excess inclusions are, in all events, subject to taxation. However, the REMIC Regulations prohibit thrift institutions from offsetting their excess inclusions with unrelated losses and net operating loss carryovers if such Residual Certificates do not have "significant value." A Residual Certificate has significant value if (i) the aggregate of the issue prices of the Residual Certificates in the REMIC is at least 2% of the aggregate of the issue prices of all Residual and Regular Certificates of the REMIC and (ii) the "anticipated weighted average life" of the Residual Certificate (as defined below) is at least 20% of the "anticipated life of the REMIC" (as defined below). The anticipated weighted average life

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
of the Residual Certificates is based on all anticipated payments to be received with respect thereto (using the Assumed Prepayment Rate). The anticipated weighted average life of the REMIC is the weighted average of the anticipated weighted average lives of all Classes of Certificates in the REMIC (computed using all anticipated payments on a Regular Certificate with nominal or no principal). Finally, an ordering rule under the REMIC Regulations provides that a thrift institution may only offset its excess inclusion income with deductions after it has first applied its deductions against income that is not excess inclusion income. If applicable, the Prospectus Supplement with respect to a Series will set forth whether the related Residual Certificates are expected to have "significant value."

    8. EFFECT OF DEFAULTS AND DELINQUENCIES. The Residual Certificates of a multiple-Class Series may be subordinate to one or more Classes of Regular Certificates (for purposes of this paragraph, "Senior Certificates"), and, in the event there are defaults or delinquencies on the Contracts in the related Contract Pool, amounts that would otherwise be distributed on the Residual Certificates may instead be distributed on the Senior Certificates. However, the Trust Fund will generally be required to report income in respect of Contracts (and deductions with respect to the Regular Certificates) without giving effect to default and delinquencies, except to the extent it can be established that amounts due on the Contracts are uncollectible. To the extent the income on a delinquent or defaulted Contract is greater than the deduction allowed in respect of interest on the Regular Certificate that relates to such Contract, the Trust Fund may recognize net income without making corresponding distributions of cash on the Residual Certificates, and holders of Residual Certificates will be required to report their pro rata share of the net income of the Trust Fund without regard to the timing and amount of cash distributed on such Residual Certificates.

    9. TAX ON TRANSFERS OF RESIDUAL CERTIFICATES TO CERTAIN ORGANIZATIONS. An entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that residual interests in such entity are held by "disqualified organizations" (as defined below). Restrictions on the transfer of the Residual Certificates that are intended to meet this requirement will be included in the related Agreement and are discussed more fully in "Restrictions on Transfer of REMIC Residual Certificates." If, notwithstanding those restrictions, a Residual Certificate is transferred to a "disqualified organization," a tax would be imposed in an amount equal to the product of (i) the present value of the total anticipated excess inclusions with respect to such Residual Certificate for periods after the transfer and (ii) the highest marginal federal income tax rate applicable to corporations. Under the REMIC Regulations, the anticipated excess inclusions must be determined based on (i) events that have occurred up to the time of the transfer and (ii) the project payments based on the Assumed Prepayment Rate. The REMIC Regulations also provide that the present value of the anticipated excess inclusions is determined by discounting the anticipated excess inclusions as of the date of the transfer using the applicable Federal rate under Section 1274(d)(1) of the Code for the month of the transfer that would apply to a hypothetical obligation with a term beginning on the date of the transfer and ending on the date the life of the REMIC is anticipated to expire (as determined under rules described above in "-- 7. Excess Inclusions"). Such a tax would generally be imposed on the transferor of the Residual Certificate, except that where such transfer is through an agent for a disqualified organization, the tax would instead be imposed on such agent. However, a transferor of a Residual Certificate (or an agent for a disqualified organization) would in no event be liable for such tax with respect to a transfer if the transferee furnishes to such transferor (or such agent) an affidavit that the transferee is not a disqualified organization, and as of the time of the transfer the transferor or the agent does not have actual knowledge that such affidavit is false.

    In addition, if a "pass-through entity" (as defined below) includes in income excess inclusions with respect to a Residual Certificate, and a disqualified organization is the record holder of an interest in such entity, then a tax will be imposed on such entity equal to the product of (i) the amount of excess inclusions on the Residual Certificate that are allocable to the interest in the pass-through entity held by such disqualified organization and
(ii) the  highest marginal  federal  income tax  rate imposed  on  corporations.
However, a pass-through entity will in no event be liable for such tax with respect to a record holder

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
if the record holder furnishes the pass-through entity with an affidavit that the record holder is not a disqualified organization, and, as of the time the record holder becomes such a holder, the pass-through entity does not have actual knowledge that such affidavit is false.

    For these purposes, the term "disqualified organization" means (i) the United States, any State or political subdivision thereof, any possession of the United States, any foreign government, any international organization, or any agency or instrumentality of the foregoing (other than an instrumentality that is a corporation if all of its activities are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by an such governmental unit), (ii) an organization (other than a cooperative described in Section 521 of the Code) which is exempt from federal income tax (including the tax imposed by Section 511 of the Code on unrelated business taxable income) on excess inclusions or (iii) any organization described in Section 1381(a)(2)(C) of the Code. For these purposes, the term "pass-through entity" means any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate and certain other entities described in Section 860E(e)(6) of the Code. Except as may be provided in Treasury Regulations, any person holding an interest in a pass-through entity as a nominee for another will, with respect to such interest, be treated as a pass-through entity.

    10. SALE OR EXCHANGE. If a Residual Certificate is sold or exchanged, the seller will recognize gain or loss equal to the difference, if any, between the amount realized and its adjusted basis in the Residual Certificate (as defined above in "-- 2. Distributions") at the time of such sale or exchange (except that the recognition of a loss may be limited under the "wash sale" rules described below). In general, any such gain or loss will be capital gain or loss, provided the Residual Certificate is held as a capital asset as defined in
Section 1221 of the Code. However, a Residual Certificate will be an "evidence of indebtedness" within the meaning of Section 582(c)(1) of the Code, so that gain or loss recognized from the sale of a Residual Certificate by a bank or thrift institution to which such section applies would be ordinary income or loss.

    The Conference Committee Report to the 1986 Act provides that, except as provided in Treasury Regulations, the wash sale rules of Section 1091 of the Code will apply to dispositions of Residual Certificates where the seller of the Residual Certificate, during the period beginning six months before the sale or disposition of the Residual Certificate and ending six months after such sale or disposition, acquires (or enters into any other transaction that results in the application of Section 1091 of the Code) any residual interest in any REMIC or any interest in a "taxable mortgage pool" (such as a non-REMIC owner trust) that is economically comparable to a Residual Certificate.

    11. NONECONOMIC RESIDUAL INTERESTS. The REMIC Regulations would disregard certain transfers of Residual Certificates, in which case the transferor would continue to be treated as the owner of the Residual Certificates and thus would continue to be subject to tax on its allocable portion of the net income of the REMIC. Under the REMIC Regulations, a transfer of a "noneconomic residual interest" (as defined below) to a Residual Holder is disregarded for all federal income tax purposes if a significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax. A residual interest in a REMIC (including a residual interest with a positive value at issuance) is a "noneconomic residual interest" unless, at the time of transfer, (i) the present value of the expected future distributions on the residual interest at least equals the product of the present value of the anticipated excess inclusions and the highest corporate income tax rate in effect for the year in which the transfer occurs and (ii) the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. The anticipated excess inclusions and the present value rate are determined in the same manner as set forth above. The REMIC Regulations explain that a significant purpose to impede the assessment or collection of tax exists if the transferor at the time of the transfer either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC. A safe harbor is provided if (i) the transferor conducted, at the time of the transfer, a reasonable investigation of the financial condition of the transferee and, as a result of the investigation, the transferor found that the transferee had historically

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
paid its debts as they came due and found no significant evidence to indicate that the transferee will not continue to pay its debts as they come due in the future and (ii) the transferee represents to the transferor that it understands that, as the holder of a non-economic residual interest, the transferee may incur tax liabilities in excess of any cash flows generated by the interest and that the transferee intends to pay taxes associated with holding the residual interest as they become due. The Agreement with respect to each Series of REMIC Certificates will require the transferee of a Residual Certificate to certify to the statements in clause (ii) of the preceding sentence as part of the affidavit described below under "Restrictions on Transfer of REMIC Residual Certificates."

    12. TERMINATION. The Trust Fund related to a Series of Certificates will terminate shortly following the retirement of Certificates in such Series. If a Residual Certificateholder's adjusted basis in its Residual Certificate exceeds the amount of cash distributed to such Residual Certificateholder in final liquidation of its interest, then, although the matter is not entirely free from doubt, it would appear that the Residual Certificateholder is entitled to a loss equal to the amount of such excess.

    13. FOREIGN INVESTORS. Unless otherwise provided in the applicable Prospectus Supplement, no record or beneficial ownership interest in a Residual Certificate may be transferred to a person that is a Foreign Holder (as defined above in "C. Taxation of Regular Certificates -- 9. Taxation of Certain Foreign Investors"). See "Restrictions on Transfer of REMIC Residual Certificates" below. With respect to permitted transfers, Residual Certificateholders that are Foreign Holders should assume that payments made on the Residual Certificates they hold will be subject to a 30% withholding tax, or such a lesser rate as may be provided under any applicable tax treaty, except that the rate of withholding on any payments made on Residual Certificates that are excess inclusions will not be subject to reduction under any applicable tax treaties. See "-- 7. Excess Inclusions" above. Under the REMIC Regulations, a transfer of a residual interest that has tax avoidance potential is disregarded for all federal income tax purposes if the transferee is a Foreign Holder. The REMIC Regulations state that a residual interest has tax avoidance potential unless, at the time of the transfer, the transferor reasonably expects that, for each excess inclusion, the REMIC will distribute to the transferee residual interest holder an amount that will equal at least 30% of the excess inclusion, and that each such amount will be distributed at or after the time at which the excess inclusion accrues and not later than the close of the calendar year following the calendar year of accrual. See "-- 9. Tax on Transfers of Residual Certificates to Certain Organizations" above for rules regarding the determination of anticipated excess inclusions. The above rules do not apply to transfers of Residual Certificates if the transferee's income from the Residual Certificate would be effectively connected with a United States trade or business of the transferee. The REMIC Regulations also provide that a transfer of a Residual Certificate from a Foreign Holder to a United States person or to a Foreign Holder in whose hands the income from the Residual Certificate would be effectively connected with a United States trade or business of the transferee will be disregarded if the transfer has the effect of allowing the transferor to avoid tax on accrued excess inclusions.

    14. MARK-TO-MARKET OF RESIDUAL CERTIFICATES. Prospective purchasers of a Residual Certificate should be aware that, under proposed regulations (the "Proposed Mark-to-Market Regulations"), a Residual Certificate acquired after January 3, 1995 cannot be marked-to-market. The Proposed Mark-to-Market Regulations change the temporary regulations which allowed a Residual
Certificate to be marked-to-market provided that it was not a "negative value" residual interest and did not have the same economic effect as a "negative value" residual interest. Prospective purchasers of a REMIC Residual Certificate should consult their tax advisors regarding the possible application of the Temporary Mark-to-Market Treasury Regulations and Proposed Mark-to-Market Treasury Regulations to REMIC Residual Certificates.

    15. ADDITIONAL TAXABLE INCOME OF RESIDUAL INTERESTS. Any payment received by a holder of a Residual Certificate in connection with the acquisition of such Residual Certificate will be taken into account in determining the income of such holder for federal income tax purposes. Although it appears likely that any such payment would be includable in income immediately upon its receipt or accrual as ordinary income, the IRS might assert that such payment should be included in income over time

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
according to an amortization schedule or according to some other method. Because of the uncertainty concerning the treatment of such payments, holders of Residual Certificates should consult their tax advisors concerning the treatment of such payments for income tax purposes.

    E. OTHER MATTERS RELATING TO REMIC CERTIFICATES; ADMINISTRATIVE MATTERS. Solely for the purposes of the administrative provisions of the Code, each Trust Fund for which a REMIC election is made will be treated as a partnership, and the Residual Certificateholders will be treated as the partners thereof. The Trust Fund must maintain its books on a calendar year basis and must file federal information returns in a manner similar to a partnership for federal income tax purposes. Certain information on such returns will be furnished to each Residual Certificateholder. The Trust Fund also will be subject to the procedural and administrative rules of the Code applicable to partnerships, including rules for determining any adjustments to among other things, items of REMIC income, gain, loss, deduction or credit by the Service in a unified administrative proceeding. The holders of Residual Certificates will generally be entitled to participate in audits of the Trust Fund by the Service to the same extent as general partners in an audit of a partnership, Regular Certificateholders will not be entitled to participate in any such audits.

    Each Residual Certificateholder is required to treat items on its return consistently with their treatment on the Trust Fund's return, unless the Residual Certificateholder either files a statement identifying the inconsistency or establishes that the inconsistency resulted from incorrect information received from the Trust Fund. The Service may assert a deficiency resulting from a failure to comply with the consistency requirement without instituting an administrative proceeding at the Trust Fund level. The Trust Fund does not intend to register as a tax shelter pursuant to Section 6111 of the Code because it is not anticipated that the Trust Fund will have a net loss for any of the first five taxable years of its existence. Any person that holds a Residual Certificate as a nominee for another person will be required to furnish the Trust Fund, in a manner provided in Treasury Regulations, with the name and address of such person, and other information.

    Each Residual Certificateholder, by purchasing its Residual Certificate, (A) shall be deemed to consent to the appointment of the Servicer as (i) the "tax matters person" (within the meaning of Section 1.860F -- 4(d) of the REMIC Regulations) for the Trust Fund and (ii) attorney-in-fact and agent for any person that is the tax matters person if the Servicer is unable to serve as the tax matters person, and (B) agrees to execute any documents required to give effect to (A) above.

NON-REMIC CERTIFICATES

    The discussion under this heading applies only to a Series of Certificates with respect to which a REMIC election is not made ("Non-REMIC Certificates").

    A. CHARACTERIZATION OF THE TRUST FUND. Upon the issuance of any Series of Certificates with respect to which no REMIC election is made, Morrison & Foerster LLP, special counsel to Bank of America and BankAmerica Housing Services, will deliver its opinion generally to the effect that with respect to each such Series of Certificates, under then existing law and assuming compliance by the Seller(s), the Servicer and the Trustee of such Series with all of the provisions of the related Agreement, and agreement or agreements, if any, providing for a Credit Facility or a Liquidity Facility, together with any agreement documenting the arrangement through which a Credit Facility or a Liquidity Facility is held outside the related Trust Fund, the agreement or agreements with any Underwriter, for federal income tax purposes, the Trust Fund will be classified as a grantor trust and not as a corporation or an association which is taxable as a corporation. Accordingly, each Non-REMIC Certificateholder will be treated for federal income tax purposes as the owner of an undivided interest in the Contracts and other assets included in the Trust Fund. As further described below, each holder of a Non-REMIC Certificate must therefore report on its federal income tax return the gross income from the portion of the Contracts that is allocable to such Non-REMIC Certificate and may deduct its share of the expenses paid by the Trust Fund that are allocable to such Non-REMIC Certificate, at the same time and to the same extent as such items would be reported by such holder if it had purchased and held directly such interest in the Contracts and received directly its share of the payments on the Contracts and paid directly its share of the expenses paid by the Trust Fund when those amounts are received and paid by the Trust Fund. A

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Non-REMIC  Certificateholder who is an individual will be allowed deductions for such expenses only to the extent that the sum of those expenses and certain other of the Non-REMIC Certificateholder's miscellaneous itemized deductions exceeds 2% of such individual's adjusted gross income. In addition, the amount of itemized deductions otherwise allowable for the taxable year of an individual whose adjusted gross income exceeds certain thresholds will be reduced. Other
potential  limitations   on  deductibility   are  described   above  in   "REMIC
Certificates -- C. Taxation of Regular Certificates -- 8. Pass-Through of Expenses Other Than Interest." Although not clear, it appears that expenses paid by the Trust Fund, and the gross income used to pay such expenses, should be allocated among the classes of Non-REMIC Certificates in proportion to their respective fair market values at issuance.

    Under current Service interpretations of applicable Treasury Regulations, Bank of America or BankAmerica Housing Services would be able to sell or otherwise dispose of any subordinated Non-REMIC Certificates. Accordingly, Bank of America and BankAmerica Housing Services expect to offer subordinated Non-REMIC Certificates for sale to investors. In general, such subordination should not affect the federal income tax treatment of either the subordinated or senior Certificates, and holders of subordinated classes of Certificates should be able to recognize any losses allocated to such class when and if losses are realized.

    To the extent that any of the Contracts comprising a Contract Pool were originated on or after March 21, 1984 and under circumstances giving rise to original issue discount, Certificateholders will be required to report annually an amount of additional interest income attributable to such discount in such Contracts prior to receipt of cash related to such discount. See the discussion above under "REMIC Certificates -- C. Taxation of Regular Certificates -- 2. Original Issue Discount." Similarly, Code provisions concerning market discount and amortizable premium will apply to the Contracts comprising a Contract Pool to the extent that the loans were originated after July 18, 1984 and September 27, 1985, respectively. See the discussions above under "REMIC Certificates --
C. Taxation of Regular Certificates -- 5. Market Discount" and "REMIC Certificates -- C. Taxation of Regular Certificates -- 4. Premium."

    B. STATUS OF CERTIFICATES AS REAL PROPERTY LOANS. In general, the Non-REMIC Certificates, other than "Premium Non-REMIC Certificates" (as defined below) will be (i) "qualifying real property loans" within the meaning of Section 593(d) of the Code, (ii) "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code and (iii) assets described in Section 7701(a)(19)(C) of the Code to the extent the Trust Fund's assets qualify under those Sections of the Code. Any amount includible in gross income with respect to the Non-REMIC Certificates will be treated as "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Section 856(c)(3)(B) of the Code to the extent the income on the Trust Fund's assets qualifies under that Code Section. The Treasury Regulations under Section 593 of the Code define a "qualifying real property loan" to include a loan secured by a mobile home unit "permanently fixed to real property." The Service has ruled that obligations secured by permanently installed mobile home units qualify as "real estate assets" under Section 856(c)(5)(A) of the Code. Assets described in
Section 7701(a)(19)(C) of the Code include loans secured by mobile homes not used on a transient basis. However, whether Manufactured Homes would be viewed as "permanently fixed" or permanently installed for purposes of Sections 593 or 856 of the Code would depend on the facts and circumstances of each case. The Treasury Regulations under Section 593 of the Code provide, by way of example, that a mobile home unit is permanently fixed to real property if, except for a brief period in which the unit is transported to its site, such unit is placed on a foundation at a site with wheels and axles removed, affixed to the ground by means of straps, and connected to water, sewer, gas and electric facilities. In this regard, investors should note that, unless stated otherwise in the related Prospectus Supplement, most of the Contracts in the related Contract Pool prohibit the Obligor from permanently attaching the related Manufactured Home to its site if it were not so attached on the date of the Contract. Non-REMIC Certificates that represent the right solely to interest payments on the Contracts and Non-REMIC Certificates that are issued at prices that substantially exceed the portion of the principal amount of the Contracts allocable to such Non-REMIC Certificates (both types of Non-REMIC Certificates, "Premium Non-REMIC Certificates") should qualify under

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the foregoing sections of the Code to the same extent as other Certificates, but the matter is not free from doubt. Prospective purchasers of Certificates who may be affected by the foregoing Code provisions should consult their tax advisors regarding the status of the Certificates under such provisions.

    C. TAXATION OF NON-REMIC CERTIFICATES UNDER STRIPPED BOND RULES. Unless the Prospectus Supplement indicates otherwise, the Non-REMIC Certificates will be subject to the "stripped bond" rules of Section 1286 of the Code (or, if the application of those rules to a particular Series of Non-REMIC Certificates is uncertain, the Trust Fund will take the position that they apply). There is some uncertainty as to how that section will be applied to securities such as the Non-REMIC Certificates. Investors should consult their own tax advisors regarding the treatment of the Non-REMIC Certificates under the stripped bond rules.

    Under the stripped bond rules, in each month the holder of a Non-REMIC Certificate (whether a cash or accrual method taxpayer) will be required to report interest income from the Non-REMIC Certificate equal to the income that accrues on the Non-REMIC Certificate in such month, calculated, in accordance with the rules of the Code relating to original issue discount, under a constant yield method. In general, the amount of such income reported in any month would equal the product of such holder's adjusted basis in such Non-REMIC Certificate at the beginning of such month (see " -- D. Sales of Certificates" below) and the yield of such Non-REMIC Certificate to such holder. Such yield would be the monthly rate (assuming monthly compounding) determined as of the date of purchase that, if used in discounting the remaining payments on the portion of the Contracts that is allocable to such Non-REMIC Certificate, would cause the present value of those payments to equal the price at which the holder purchased the Non-REMIC Certificate.

    With respect to certain categories of debt instruments, the Code requires the use of a reasonable prepayment assumption in accruing original issue discount and provides a method of adjusting those accruals to account for differences between the assumed prepayment rate and the actual rate. These rules apply to "regular interests" in a REMIC and are described under "REMIC Certificates -- C. Taxation of Regular Certificates -- 2. Original Issue Discount." Regulations could be adopted applying these rules to the Non-REMIC Certificates. It is unclear whether these rules would be applicable to the Non-REMIC Certificates in the absence of such regulations or whether use of a reasonable prepayment assumption may be required or permitted without reliance on these rules. It is also uncertain, if a reasonable prepayment assumption is used, whether the assumed prepayment rate would be determined based on conditions at the time of the first sale of the Non-REMIC Certificates or, with respect to any holder, at the time of purchase of the Non-REMIC Certificate by that holder. Finally, if these rules were applied to the Non-REMIC Certificates, and the principles used in calculating the amount of original issue discount that accrues in any month would produce a negative amount of original issue discount, it is unclear when such loss would be allowed.

    In the case of a Non-REMIC Certificate acquired at a price equal to the principal amount of the Contracts allocable to such Non-REMIC Certificate, the use of a reasonable prepayment assumption would not have any significant effect on the yield used in calculating accruals of interest income. In the case, however, of a Non-REMIC Certificate acquired at a discount or premium (that is, at a price less than or greater than such principal amount, respectively), the use of a reasonable prepayment assumption would increase or decrease such yield, and thus accelerate or decelerate the reporting of interest income, respectively.

    If the yield used by the holder of a Non-REMIC Certificate in calculating the amount of interest that accrues in any month is determined based on scheduled payments on the Contracts (that is, without using a reasonable prepayment assumption) and such Non-REMIC Certificate was acquired at a discount or premium, then such holder generally will recognize a net amount of ordinary income or loss if a Contract prepays in full in an amount equal to the difference between the portion of the prepaid principal amount of the Contract that is allocable to the Non-REMIC Certificate and the portion of the adjusted basis of the Non-REMIC Certificate (see "-- D. Sales of Certificates" below) that is allocable to the

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Contract. In general, basis would be allocated among the Contracts in proportion to their respective principal balances determined immediately before such prepayment. It is not clear whether any other adjustments would be required or permitted to take account of prepayments of the Contracts.

    Solely for purposes of reporting income on the Non-REMIC Certificates to the Service and to certain holders, as required under the Code, it is anticipated that the yield of the Non-REMIC Certificates will be calculated based on (i) a representative initial offering price of the Non-REMIC Certificates to the public and (ii) a reasonable Assumed Prepayment Rate, which will be the rate used in pricing the initial offering of the Non-REMIC Certificates. (Such yield may differ significantly from the yield to any particular holder that would be used in calculating the interest income of such holder.) No representation is made that the Contracts will in fact prepay at the Assumed Prepayment Rate or at any other rate.

    D. SALES OF CERTIFICATES. Upon sale or exchange of a Non-REMIC Certificate, a Non-REMIC Certificateholder will recognize gain or loss equal to the difference between the amount realized in the sale and its aggregate adjusted basis in the Contracts represented by the Non-REMIC Certificate. Generally, the aggregate adjusted basis will equal the Non-REMIC Certificateholder's cost for the Non-REMIC Certificate increased by the amount of any previously reported gain with respect to the Non-REMIC Certificate and decreased by the amount of any losses previously reported with respect to the Non-REMIC Certificate and the amount of any distributions received thereon. Except as provided above with respect to the original issue discount and market discount rules, any such gain or loss would be capital gain or loss if the Non-REMIC Certificate was held as a capital asset.

    E. FOREIGN INVESTORS. Generally, interest or original issue discount paid to or accruing for the benefit of a Non-REMIC Certificateholder who is a Foreign Holder (as defined above in "REMIC Certificates -- C. Taxation of Regular Certificates -- 9. Taxation of Certain Foreign Investors") will be treated as "portfolio interest" and therefore will be exempt from the 30% withholding tax. Such Non-REMIC Certificateholder will be entitled to receive interest payments and original issue discount on the Non-REMIC Certificates free of United States federal income tax, but only to the extent the Contracts were originated after July 18, 1984 and provided that such Non-REMIC Certificateholder periodically provides the Trustee (or other person who would otherwise be required to withhold tax) with a statement certifying under penalty of perjury that such Non-REMIC Certificateholder is not a United States person and providing the name and address of such Non-REMIC Certificateholder. For additional information concerning interest or original issue discount paid to a Foreign Holder and the treatment of a sale or exchange of a Non-REMIC Certificate by a Foreign Holder, which will generally have the same tax consequences as the sale of a Regular Certificate, see the discussion above under "REMIC Certificates -- C. Taxation of Regular Certificates -- 9. Taxation of Certain Foreign Investors."

                             OTHER TAX CONSEQUENCES

    No advice has been received as to local income, franchise, personal property, or other taxation in any state or locality, or as to the tax effect of ownership of Certificates in any state or locality. Certificateholders are advised to consult their own tax advisors with respect to any state or local income, franchise, personal property, or other tax consequences arising out of their ownership of Certificates.

            RESTRICTIONS ON TRANSFER OF REMIC RESIDUAL CERTIFICATES

    As discussed in "Certain Federal Income Tax Consequences -- D. Taxation of Residual Certificates -- 9. Tax on Transfers of Residual Certificates to Certain Organizations," in order for the Trust Fund to qualify as a REMIC, there must be reasonable arrangements designed to ensure that the Residual Certificates are not held by disqualified organizations. Further, transfers to persons that are not United States persons raise special tax issues. Accordingly, unless the related Prospectus Supplement provides otherwise, no record or beneficial ownership interest in a Residual Certificate that is sold under this Prospectus may be transferred unless, among other things, the Trustee receives (i) an affidavit from the proposed transferee to the effect that it is not a "disqualified organization" and is not purchasing on behalf of a disqualified organization (see "Certain Federal Income Tax Consequences -- D. Taxation of

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
Residual Certificates -- 9. Tax on Transfers of Residual Certificates to Certain Organizations"), (ii) a representation from the proposed transferee to the effect that it is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States and (iii) a covenant of the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to such REMIC Residual Certificate.

                              TAX-EXEMPT INVESTORS

    A qualified pension plan or other entity that is exempt from federal income taxation pursuant to Section 501 of the Code (a "Tax-Exempt Investor") nonetheless will be subject to federal income taxation to the extent that its income is "unrelated business taxable income" ("UBTI") within the meaning of
Section 512 of the Code. All "excess inclusions" of a "REMIC" allocated to a "Residual Certificate" held by a Tax-Exempt investor will be considered UBTI and thus will be subject to federal income tax. See "Certain Federal Income Tax Consequences -- Certificates as REMIC Residual Interests -- 7. Excess Inclusions."

                                LEGAL INVESTMENT

    The Prospectus Supplement for each Series of Certificates will specify which, if any, of the Classes of Certificates offered thereby constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"). Classes of Certificates that qualify as "mortgage related securities" will be legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including depository institutions, life insurance companies and pension funds) created pursuant to or existing under the laws of the United States or of any state (including the District of Columbia and Puerto Rico) whose authorized investments are subject to state regulation to the same extent as, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any such entities. Under SMMEA, if a state enacted legislation prior to October 4, 1991 specifically limiting the legal investment authority of any such entities with respect to "mortgage related securities," Certificates will constitute legal investments for entities subject to such legislation only to the extent provided therein. Approximately twenty-one states adopted such legislation prior to the October 4, 1991 deadline.

    SMMEA also amended the legal investment authority of federally chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal in Certificates without limitations as to the percentage of their assets represented thereby, federal credit unions may invest in mortgage related securities, and national banks may purchase Certificates for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C.
Section 24 (Seventh), subject in each case to such regulations as the applicable federal authority may prescribe. In this connection, federal credit unions should review the National Credit Union Administration ("NCUA") Letter to Credit Unions No. 96, as modified by Letter to Credit Unions No. 108, which includes guidelines to assist federal credit unions in making investment decisions for mortgage related securities, and the NCUAs regulation "Investment and Deposit Activities" (12 C.F.R. Part 703), which sets forth certain restrictions on investment by federal credit unions in mortgage related securities.

    All depository institutions  considering an investment  in the  Certificates
(whether or not the Class of Certificates under consideration for purchase constitutes a "mortgage related security") should review the Federal Financial Institutions Examination Council's Supervisory Policy Statement on the Securities Activities (to the extent adopted by their respective regulators) (the "Policy Statement"), setting forth, in relevant part, certain securities trading and sales practices deemed unsuitable for an institution's investment portfolio, and guidelines for (and restrictions on) investing in mortgage derivative products, including "mortgage related securities," which are "high-risk mortgage securities" as defined in the

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
Policy Statement. According to the Policy Statement, such "high-risk mortgage securities" include securities such as certificates not entitled to distributions allocated to principal or interest, or subordinated certificates. Under the Policy Statement, it is the responsibility of each depository institution to determine, prior to purchase (and at stated intervals thereafter), whether a particular mortgage derivative product is a "high-risk mortgage security," and whether the purchase (or retention) of such a product would be consistent with the Policy Statement.

    The  foregoing  does  not  take  into  consideration  the  applicability  of statutes, rules, regulations, orders, guidelines or agreements generally governing investments made by a particular investor, including, but not limited to "prudent investor" provisions, percentage-of-assets limits and provisions which may restrict or prohibit investment in securities which are not "interest bearing" or "income paying."

    There may be other restrictions on the ability of certain investors, including depository institutions, either to purchase Certificates or to purchase Certificates representing more than a specified percentage of the investor's assets. Investors should consult their own legal advisors in determining whether and to what extent the Certificates constitute legal investments for such investors.

                              ERISA CONSIDERATIONS

    The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), imposes certain restrictions on employee benefit plans subject to ERISA ("Plans") and on persons having certain specified relationships to a Plan ("Parties in Interest") with respect to such Plans, including, for this purpose, individual retirement arrangements described in Section 408 of the Code. Certain employee benefit plans, such as governmental plans and church plans (if no election has been made under Section 410(d) of the Code), are not subject to the requirements of ERISA, and assets of such plans may be invested in Certificates without regard to the ERISA considerations described below, subject to the provisions of other applicable federal and state law. Any such plan which is qualified under Section 401(a) of the Code and exempt from taxation under
Section 501(a) of the Code is, however, subject to the prohibited transaction rules set forth in Section 503 of the Code.

    Investments by Plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan. A fiduciary which decides to invest the assets of a Plan in Certificates should consider, among other factors, the sensitivity of the investments to the rate of principal payments (including prepayments) on the Contracts as discussed in "Prepayment and Yield Considerations" herein.

    The United States Department of Labor (the "DOL") has issued regulations concerning the definition of what constitutes the assets of a Plan (Labor Reg.
Section 2510.3-101). Under these regulations, the underlying assets and properties of corporations, partnerships and certain other entities in which a Plan makes an "equity" investment could be deemed for purposes of ERISA to be assets of the investing Plan in certain circumstances. However, the regulations provide that, generally, the assets of a corporation or partnership in which a Plan invests will not be deemed for purposes of ERISA to be assets of such Plan if the equity interest acquired by the investing Plan is a publicly offered security. A publicly offered security, as defined in Labor Reg. Section 2510.3-101 is a security that is widely held, freely transferable and either registered under the Exchange Act or sold to the Plan as part of a public offering under the Securities Act that then becomes so registered.

    In addition to the imposition of general fiduciary standards of investment prudence and diversification, ERISA prohibits a broad range of transactions involving Plan assets and Parties in Interest, and imposes additional prohibitions where Parties in Interest are fiduciaries with respect to such Plan. To the extent that the Contracts may be deemed Plan assets of each Plan that purchases Certificates, an investment in the Certificates by a Plan might be a prohibited transaction under ERISA Sections 406 and 407 and subject to an excise tax under Section 4975 of the Code unless a statutory or administrative exemption applies.

    In Prohibited Transaction Exemption 83-1 ("PTE 83-1"), which amended Prohibited Transaction Exemption 81-7, the DOL exempted from ERISA's prohibited transaction rules certain transactions relating to the operation of residential mortgage pool investment trusts and the purchase, sale and holding of "mortgage pool pass-through certificates" in the initial issuance of such certificates. PTE 83-1 permits, subject to certain conditions, transactions which might otherwise be prohibited between Plans and Parties in Interest with respect to those Plans related to the origination, maintenance and termination of mortgage pools consisting of mortgage loans secured by first or second mortgages or deeds of trust on single-family residential property, and the acquisition and holding of certain mortgage pool pass-through certificates representing an interest in such mortgage pools by Plans. If the general conditions (discussed below) of PTE 83-1 are satisfied, investments by a Plan in certificates that represent interests in a mortgage pool consisting of single family loans will be exempt from the prohibitions of ERISA Sections 406(a) and 407 (relating generally to transactions with Parties in Interest who are not fiduciaries) if the Plan purchases those certificates at no more than fair market value and will be exempt from the prohibitions of ERISA Sections 406(b)(1) and (2) (relating generally to transactions with fiduciaries) if, in addition, the purchase is approved by an independent fiduciary, no sales commission is paid to the pool sponsor, the Plan does not purchase more than 25% of all certificates of the like class, and at least 50% of all such certificates are purchased by persons independent of the pool sponsor or pool trustee. PTE 83-1 does not provide an exemption for transactions involving subordinate certificates of the like class. Accordingly, unless otherwise provided in the related Prospectus Supplement, no transfer of a subordinate certificate may be made to a Plan.

    PTE 83-1 sets forth three general conditions which must be satisfied for any transaction to be eligible for exemption: (i) the maintenance of a system of insurance or other protection for the pooled mortgage loans and property securing such loans, and for indemnifying certificateholders against reductions in pass-through payments due to property damage or defaults in loan payments in an amount not less than the greater of one percent of the aggregate principal balance of all covered pooled mortgage loans or the principal balance of the largest covered pooled mortgage loan; (ii) the existence of a pool trustee who is not an affiliate of the pool sponsor; and (iii) a limitation on the amount of the payment retained by the pool sponsor, together with other funds inuring to its benefit, to not more than adequate consideration for selling the mortgage loans plus reasonable compensation for services provided by the pool sponsor to the mortgage pool.

    Each Plan fiduciary who is responsible for making the investment decisions whether to purchase or commit to purchase and to hold Certificates must make its own determination as to whether the first and third general conditions, and the specific conditions described briefly in the preceding paragraph, of PTE 83-1 have been satisfied, or as to the availability of any other prohibited transaction exemptions. Each Plan fiduciary should also determine whether, under the general fiduciary standards of investment prudence and diversification, an investment in the Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

    Several underwriters of asset-backed securities have applied for and obtained ERISA prohibited transaction exemptions which are in some respects broader than the exemptions described in the DOL regulation referred to above. Such exemptions can only apply to asset-backed securities which, among other conditions, are sold in an offering with respect to which such underwriter serves as the sole or a managing underwriter, or as a selling or placement agent. If such an exemption might be applicable to a Series of Certificates, the related Prospectus Supplement will refer to such possibility.

    Any Plan fiduciary which proposes to cause a Plan to purchase Certificates should consult with their counsel concerning the impact of ERISA and the Code, the applicability of PTE 83-1 and the potential consequences in their specific circumstances, prior to making such investment. Moreover, each Plan fiduciary should determine whether, under the general fiduciary standards of investment procedure and diversification, an investment in the Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

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                     CERTAIN LEGAL ASPECTS OF THE CONTRACTS

GENERAL

    As a result of the assignment of Contracts in a Contract Pool to the Trustee, the related Trust Fund will succeed collectively to all of the rights (including the right to receive payment on such Contracts), and will assume the obligations of the obligee, under such Contracts. Each Contract evidences both
(a) the obligation of the Obligor to repay the loan evidenced thereby, and (b) the grant of a security interest in either the Manufactured Home, and, in the case of a Land Home Contract or Land-in-Lieu Contract, the real estate on which the related Manufactured Home is located, to secure repayment of such loan. Certain aspects of both features of the Contracts are described more fully below.

    The following discussion focuses on issues relating generally to Bank of America's, BankAmerica Housing Services' or any lender's interest in manufactured housing contracts. See "-- Security Interests in the Manufactured Homes" herein for a discussion of certain issues relating to the transfer to a Trust Fund of Contracts and the related security interests in the Manufactured Homes comprising the related Contract Pool.

SECURITY INTERESTS IN THE MANUFACTURED HOMES

    The Manufactured Homes securing the Contracts in a Contract Pool may be located in all 50 states and the District of Columbia. Security interests in manufactured homes similar to the ones securing the Contracts ("manufactured homes") generally may be perfected either by notation of the secured party's lien on the certificate of title or by delivery of the required documents and payment of a fee to the state motor vehicle authority, depending on state law. In some nontitle states, perfection pursuant to the provisions of the UCC is required. Generally, with respect to manufactured housing contracts individually originated or purchased by BankAmerica Housing Services (for itself or as agent for any affiliate of BankAmerica Housing Services that purchases any such contracts from BankAmerica Housing Services) effects such notation or delivery of the required documents and fees, and obtains possession of the certificate of title or a lien certificate, as appropriate, under the laws of the state in which any manufactured home securing a manufactured housing contract is registered. If BankAmerica Housing Services fails, due to clerical errors or otherwise, to effect such notation or delivery, or files the security interest under the wrong law (for example, under a motor vehicle title statute rather than under the UCC, in a few states), BankAmerica Housing Services (for itself, or as agent of the secured lender) may not have a first-priority security interest in the manufactured home securing a contract. As manufactured homes have become larger and often have been attached to their sites without any apparent intention to move them, courts in many states have held that manufactured homes, under certain circumstances, may become subject to real estate title and recording laws. As a result, a security interest in a manufactured home could be rendered subordinate to the interests of other parties claiming an interest in the home under applicable state real estate law. In order to perfect a security interest in a manufactured home under real estate laws, the holder of the security interest must file either a "fixture filing" under the provisions of the UCC or a real estate mortgage under the real estate laws of the state where the home is located. These filings must be made in the real estate records office of the county where the home is located. Unless otherwise specified in the related Prospectus Supplement, most of the Contracts in any Contract Pool will contain provisions prohibiting the Obligor from permanently attaching the Manufactured Home to its site if it was not so attached on the date of the Contract. As long as each Manufactured Home was not so attached on the date of the Contract and the Obligor does not violate this agreement, a security interest in the Manufactured Home will be governed by the certificate of title laws or the UCC, and the notation of the security interest on the certificate of title or the filing of a UCC financing statement will be effective to maintain the priority of BankAmerica Housing Services' security interest in the Manufactured Home. If any such Manufactured Home does become attached after the date of the related Contract, the related Contract provides that such attachment constitutes an "event of default" that, if unremedied, gives rise to certain discrete remedies including acceleration of the unpaid principal balance of the Contract plus accrued interest and repossession of the Manufactured Home. Regardless of whether a full recovery is obtained from an Obligor whose Manufactured Home becomes attached, Bank of America, BankAmerica Housing Services or both will represent that, at the date of the initial

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issuance   of  Certificates  in   any  Series,  it   had  obtained  a  perfected
first-priority security interest in each of the Manufactured Homes securing the related Contracts sold by it. Such representation, however, will not be based upon an inspection of the site of any Manufactured Home to determine if the Manufactured Home had become permanently attached to its site. See "Description of the Certificates -- Conveyance of Contracts" herein.

    In addition, a federal circuit court decision may adversely affect a Trustee's interest in the Contract Pool related to a Series of Certificates even if the related Contracts constitute chattel paper. In OCTAGON GAS SYSTEMS, INC.
V. RIMMER, 995 F.2d 948 (10th Cir. 1993), the court's decision included language to the effect that accounts sold by an entity which subsequently became bankrupt remained property of the debtor's bankruptcy estate. Sales of chattel paper, like sales of accounts, are governed by Article 9 of the UCC. If any affiliate of Bank of America, BankAmerica Housing Services or both of them is subject to the federal bankruptcy code, sells Contracts to Bank of America or BankAmerica Housing Services and becomes a debtor under the federal bankruptcy code, and a court were to follow the reasoning of the Tenth Circuit and apply such reasoning to chattel paper, Certificateholders for such Series could experience a delay in, or reduction of, distributions as to the Contracts that constitute chattel paper and were sold to the related Trust Fund, directly or indirectly, by any of them.

    In the absence of fraud, forgery or permanent affixation of a manufactured home to its site by the manufactured home owner, or administrative error by state recording officials, the notation of the lien of BankAmerica Housing Services on the certificate of title or delivery of the required documents and fees (or if applicable, perfection under the UCC) will be sufficient to protect BankAmerica Housing Services against the rights of subsequent purchasers of a manufactured home or subsequent lenders who take a security interest in the manufactured home. If there are any manufactured homes as to which the security interest in favor of BankAmerica Housing Services is not perfected, such security interest would be subordinate to the claims of, among others, subsequent purchasers for value of and holders of perfected security interests in such manufactured homes.

    In the event that the owner of a manufactured home moves it to a state other than the state in which such manufactured home initially is registered, under the laws of most states, the perfected security interest in the manufactured home would continue for four months after such relocation and thereafter until the owner registers the manufactured home in such state. If the owner were to relocate a manufactured home to another state and were to re-register the manufactured home in such state, and if steps are not taken to re-perfect an existing security interest in such state, the security interest in the manufactured home would cease to be perfected. A majority of states generally require surrender of a certificate of title to re-register a manufactured home. BankAmerica Housing Services must therefore surrender possession if it holds the certificate of title to such manufactured home or, in the case of manufactured homes registered in states which provide for notation of lien, BankAmerica Housing Services would receive notice of surrender if its security interest in the manufactured home is noted on the certificate of title. Accordingly, BankAmerica Housing Services would have the opportunity to re-perfect its security interest in the manufactured home in the state of relocation. In states which do not require a certificate of title for registration of a manufactured home, re-registration could defeat the perfection. In the ordinary course of servicing manufactured housing contracts, BankAmerica Housing Services takes steps to effect such re-perfection upon receipt of notice of re-registration or information from the obligor as to relocation. Similarly, when an obligor under a contract sells a manufactured home, BankAmerica Housing Services must surrender possession of the certificate of title or BankAmerica Housing Services will receive notice as a result of its lien noted thereon; accordingly, BankAmerica Housing Services will have an opportunity to require satisfaction of the related contract before release of the lien. Such protections generally would not be available in the case of security interests in manufactured homes located in nontitle states where perfection of such security interest is achieved by appropriate filings under the UCC (as in effect in such state).

    Under the laws of most states, liens for repairs performed on a manufactured home and liens for personal property taxes take priority over a perfected security interest in the manufactured home. Each

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of  Bank  of  America  and  BankAmerica Housing  Services  will  warrant  in the
Agreement with respect to each Series of Certificates that, as of the date of initial issuance of such Series of Certificates, no Manufactured Home relating to a Contract it sold was, to its knowledge, subject to any such lien. However, such warranty will not be based on any lien searches or other review. See "Description of the Certificates -- Conveyance of Contracts" in the Prospectus Supplement related to a Series of Certificates for a description of the remedies for a breach of the representations and warranties made by Bank of America and BankAmerica Housing Services under the related Agreement. In addition, such liens could arise after the date of initial issuance of the Certificates. Notice may not be given to Bank of America, BankAmerica Housing Services, the Servicer, the Trustee or Certificateholders in the event such a lien arises.

ENFORCEMENT OF SECURITY INTERESTS IN MANUFACTURED HOMES

    Unless otherwise specified in the applicable Prospectus Supplement, the Servicer on behalf of the Trustee, to the extent required by the related Agreement, may take action to enforce the Trustee's security interest with respect to Contracts in default by repossession and resale of the Manufactured Homes securing such defaulted Contracts. In general, as long as a manufactured home has not become subject to the real estate law, a creditor can repossess a manufactured home by voluntary surrender, by "self-help" repossession that is "peaceful" (I.E., without breach of the peace) or, in the absence of voluntary surrender and the ability to repossess without breach of the peace, by judicial process. The holder of a manufactured housing contract generally must give the obligor a number of days' notice prior to commencement of any repossession. The UCC and consumer protection laws in most states place restrictions on repossession sales, including requiring prior notice to the obligor and commercial reasonableness in effecting such a sale. The law in most states also requires that the obligor be given notice of any sales prior to resale of the unit so that the obligor may redeem at or before such resale.

    Under the laws applicable in most states, a creditor is entitled to obtain a deficiency judgment from an obligor for any deficiency on repossession and resale of the manufactured home securing such obligor's contract. However, some states impose prohibitions or limitations on deficiency judgments, and in many cases the defaulting obligor would have no assets with which to pay a judgment.

    Certain other statutory provisions, including federal and state bankruptcy and insolvency laws, and general equitable principles may limit or delay BankAmerica Housing Services' ability to repossess and resell any Manufactured Home or enforce a deficiency judgment.

LAND HOME AND LAND-IN-LIEU CONTRACTS

    Unless otherwise specified in the applicable Prospectus Supplement, the related Contract Pool will not contain Land Home Contracts or Land-in-Lieu Contracts. To the extent Land Home Contracts or Land-in-Lieu Contracts or both are contained in any Contract Pool, the related Prospectus Supplement will include a discussion of legal issues relating to the transfer of such contracts, and the related security interest in the property on which the related Manufactured Home is located, to the Trust, and to the enforcement of the rights of secured parties with respect to such contracts.

CONSUMER PROTECTION LAWS

    The so-called "Holder-in-Due-Course" rule of the Federal Trade Commission is intended to defeat the ability of the transferor of a consumer credit contract which is the seller of goods which gave rise to the transaction (and certain related lenders and assignees) to transfer such contract free of notice of claims by the obligor thereunder. The effect of this rule is to subject the assignee of such a contract to all claims and defenses which the obligor could assert against the seller of goods. Liability under this rule is limited to amounts paid under such a contract; however, the obligor also may be able to assert the rule to set off remaining amounts due as a defense against a claim brought by the assignee against such obligor. Generally, this rule will apply to any Contracts conveyed to the Trustee and to any claims made by the Servicer on behalf of the Trustee, as Bank of America's or BankAmerica Housing Services' assignee, as applicable. Numerous other federal and state consumer protection laws impose requirements applicable to the origination and lending pursuant to such Contracts, including the Truth in Lending Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act,

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
the Equal Credit Opportunity Act, the Fair Debt Collection Practices Act and the Uniform Consumer Credit Code. In the case of some of these laws, the failure to comply with their provisions may affect the enforceability of the related Contract or create liability for the Trust Fund.

    The Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act") could, under certain circumstances, cap the amount of interest that may be charged on certain Contracts at 6% and may hinder the ability of the Servicer to foreclose on such Contracts in a timely fashion. Under the terms of the Relief Act, if so required by an obligor under a manufactured housing contract who enters military service after the origination of such obligor's contract (including an obligor who is a member of the National Guard or is in reserve status at the time of the origination of the contract and is later called to active duty), such obligor may not be charged interest above an annual rate of 6% during the period of such obligor's active duty status, unless a court orders otherwise upon application of the lender. In addition, the Relief Act imposes limitations which would impair the ability of any lender to foreclose on an affected contract during the obligor's period of active duty status and within three months thereafter. It is possible that application of the Relief Act to certain of the Contracts could have an effect, for an indeterminate period of time, on the ability of the Servicer to collect full amounts of interest or foreclose on such Contract, and could result in delays in payment or losses to the holders of the Certificates. Neither Bank of America nor BankAmerica Housing Services will make any representation or warranty as to whether any Contract is or could become subject to the Relief Act.

TRANSFERS OF MANUFACTURED HOMES; ENFORCEABILITY OF RESTRICTIONS ON TRANSFER

    Unless otherwise specified in the related Prospectus Supplement, the Contracts comprising any Contract Pool generally will prohibit the sale or transfer of the related Manufactured Homes without the consent of the obligee and permit the acceleration of the maturity of the Contracts by the obligee upon any such sale or transfer to which BankAmerica Housing Services has not consented. Under the Agreement for a Series of Certificates (unless otherwise specified in the related Prospectus Supplement), BankAmerica Housing Services as Servicer will be required to consent to any such transfer and to permit the assumption of the related Contract if the proposed buyer meets the Servicer's underwriting standards and enters into an assumption agreement, the Servicer determines that permitting such assumption will not materially increase the risk of nonpayment of the Contract and such action will not adversely affect or jeopardize any coverage under any insurance policy required by such Agreement. If the Servicer determines that these conditions have not been fulfilled, then it will be required to withhold its consent to the transfer, but only to the extent permitted under the Contract and applicable law and governmental regulations and only to the extent that such action will not adversely affect or jeopardize any coverage under any insurance policy required by the Agreement. In certain cases, a delinquent Obligor may attempt to transfer a Manufactured Home in order to avoid a repossession proceeding with respect to such Manufactured Home.

    In the case of a transfer of a Manufactured Home after which the obligee desires to accelerate the maturity of the related Contract, the obligee's ability to do so will depend on the enforceability under state law of the clause permitting acceleration on transfer. The Garn-St. Germain Depository Institutions Act of 1982 preempts, subject to certain exceptions and conditions, state laws prohibiting enforcement of such clauses applicable to manufactured homes. To the extent such exceptions and conditions apply in some states, the Servicer may be prohibited from enforcing such a clause in respect of certain Manufactured Homes.

APPLICABILITY OF USURY LAWS

    Title V of the Depository Institutions Deregulation and Monetary Controls Act of 1980, as amended ("Title V"), provides that, subject to the following conditions, state usury limitations shall not apply to any loan which is secured by a first lien on certain kinds of manufactured housing. The Contracts related to any Series of Certificates would be covered under Title V if, among other things, they satisfy certain conditions governing the terms of any prepayments, late charges and deferral fees and contain a requirement of a 30-day notice period prior to instituting any action leading to repossession of the related unit.

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    Title V authorized any state to  reimpose limitations on interest rates  and finance charges by adopting before April 1, 1983 a law or constitutional provision which expressly rejected application of the federal law. Fifteen states adopted such a law prior to the April 1, 1983 deadline. In addition, even where Title V was not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on loans covered by Title V. BankAmerica Housing Services or, where applicable, Bank of America will represent, in the Agreement for a Series of Certificates (unless otherwise specified in the related Prospectus Supplement), that the Contracts sold by it comply with applicable usury laws.

                                    RATINGS

    It is a condition to the issuance of the Certificates of each Series offered hereby that at the time of issuance they shall have been rated in one of the four highest rating categories by the nationally recognized statistical rating agency or agencies specified in the related Prospectus Supplement.

    Ratings on manufactured housing contract pass-through certificates address the likelihood of the receipt by certificateholders of their allocable share of principal and interest on the underlying manufactured housing contract assets. These ratings address structural and legal aspects associated with such certificates, the extent to which the payment stream on such underlying assets is adequate to make payments required by such certificates and the credit quality of the credit enhancer or guarantor, if any. Ratings on the Certificates do not, however, constitute a statement regarding the likelihood of principal prepayments by Obligors under the Contracts in the related Contract Pool, the degree by which prepayments made by such Obligors might differ from those originally anticipated or whether the yield originally anticipated by investors of any Series of Certificates may be adversely affected as a result of such prepayments. As a result, investors of any Series of Certificates might suffer a lower than anticipated yield.

    A rating on any or all of the Certificates of any Series by certain other rating agencies, if assigned at all, may be lower than the rating or ratings assigned to such Certificates by the rating agency or agencies specified in the related Prospectus Supplement. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. Each security rating should be evaluated independently of any other security rating.

                             METHOD OF DISTRIBUTION

    The Sellers may sell Certificates of each Series to or through underwriters (the "Underwriters") by a negotiated firm commitment underwriting and public reoffering by the Underwriters, and also may sell and place Certificates directly to other purchasers or through agents. The Sellers intend that Certificates be offered through such various methods from time to time and that offerings may be made concurrently through more than one of these methods or that an offering of a particular Series of Certificates may be made through a combination of such methods.


    This Prospectus and any related Prospectus Supplement may be used by BA Securities, Inc., an affiliate of the Sellers, in connection with offers and sales related to market making transactions in any Series of the Certificates. BA Securities, Inc. may act as principal or agent in such transactions. Such sales will be made at prices related to prevailing market prices at the time of the sale.


    The distribution of the Certificates may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, or at market prices prevailing at the time of sale, at prices related to such prevailing market prices or at negotiated prices.

    If so specified in the Prospectus Supplement relating to a Series of Certificates, the Sellers or any affiliate thereof may purchase some or all of one or more Classes of Certificates of such Series from the Underwriter or Underwriters at a price specified in such Prospectus Supplement. Such purchaser may thereafter from time to time offer and sell, pursuant to this Prospectus, some or all of such Certificates so purchased directly, through one or more Underwriters to be designated at the time of the offering of such

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Certificates or through  broker-dealers acting as  agent and/or principal.  Such
offering   may  be  restricted  in  the  manner  specified  in  such  Prospectus
Supplement. Such transactions may be effected at market prices prevailing at the time of sale, at negotiated prices or at fixed prices.

    In connection with the sale of the Certificates, Underwriters may receive compensation from the Sellers or from purchasers of Certificates for whom they may act as agents in the form of discounts, concessions or commissions. Underwriters may sell the Certificates of a Series to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the Underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the Certificates of a Series may be deemed to be Underwriters, and any discounts or commissions received by them from the Sellers and any profit on the resale of the Certificates by them may be deemed to be underwriting discounts and commissions, under the Securities Act. Any such Underwriters or agents will be identified, and any such compensation received from the Sellers will be described, in the Prospectus Supplement.

    Under agreements which may be entered into by Bank of America, BankAmerica Housing Services or both of them, Underwriters and agents who participate in the distribution of the Certificates may be entitled to indemnification by Bank of America or BankAmerica Housing Services, as the case may be, against certain liabilities, including liabilities under the Securities Act.

    The Underwriters may, from time to time, buy and sell Certificates, but there can be no assurance that an active secondary market will develop and there is no assurance that any such market, if established, will continue.

                                USE OF PROCEEDS

    Unless otherwise specified in the applicable Prospectus Supplement, substantially all of the net proceeds to be received from the sale of the Certificates will be used by the Sellers for general corporate purposes, including the payment of expenses in connection with pooling the Contracts and issuing the Certificates.

                                 LEGAL MATTERS

    Certain legal matters relating to the Certificates, including legal matters relating to material federal income tax consequences concerning the
Certificates, will be passed upon for Bank of America and BankAmerica Housing Services by Morrison & Foerster LLP, Irvine, California.

                              OTHER CONSIDERATIONS

    As federally insured depository institutions, Bank of America and BAFSB (of which BankAmerica Housing Services is an unincorporated division) are subject to conservatorship and receivership rules enacted pursuant to the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended ("FIRREA"). If a receiver or conservator were appointed for BAFSB, the receiver or conservator could prevent the termination of BankAmerica Housing Services as Servicer and the appointment of a successor Servicer if no event of default under the applicable Agreements exists other than the receivership, conservatorship or insolvency of the Servicer. In addition, the appointment of a receiver or conservator for BAFSB could result in a delay or possibly a reduction in payments on the Certificates to the extent BankAmerica Housing Services received (but did not deposit with the Trustee) Contract collections before the date of receivership or conservatorship.

    Each of the Sellers believes that the transfer of Contracts sold by it to any Trust Fund will constitute absolute and unconditional sales. However, in the event of a conservatorship or receivership of Bank of America, BAFSB or both of them, a conservator or receiver, as the case may be, could recharacterize the sale of Contracts by Bank of America or BankAmerica Housing Services, or both of them, as a borrowing secured by a pledge of the Contracts sold by it. Such an attempt, even if unsuccessful, could result in delays in or reductions of distributions on the Certificates offered hereby and by the related Prospectus

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Supplement. If such an attempt were successful, the conservator or receiver,  as the case may be, could elect to accelerate payment of the Certificates and liquidate the Contracts, with the holders of Certificates entitled to no more than the then outstanding principal amount of such Certificates together with interest at the applicable Pass-Through Rate to the date of payment. Thus, the holders of Certificates could lose the right to future distributions of
interest,  and  might  suffer  reinvestment  loss  in  a  lower  interest   rate
environment.

    The foregoing discussion does not purport to be comprehensive. Prospective investors should consult their own legal advisors as to the possible consequences of any insolvency, conservatorship, receivership or similar proceeding instituted by or in respect of Bank of America or BAFSB.

    Similar consequences could result from a bankruptcy proceeding instituted by or in respect of any affiliate of Bank of America or BAFSB that sells Contracts to Bank of America or BAFSB or both and becomes subject to a bankruptcy, conservatorship, receivership or similar proceeding. Prospective investors should consult their own legal advisors as to such matters.

                        INDEX OF SIGNIFICANT DEFINITIONS

                                                                                               PAGE IN PROSPECTUS
                                                                                                ON WHICH TERM IS
TERM                                                                                                 DEFINED
- ---------------------------------------------------------------------------------------------  -------------------
1986 Act.....................................................................................          47
Agreement....................................................................................           5
Assumed Prepayment Rate......................................................................          48
Available Distribution Amount................................................................          16
BAFSB........................................................................................          20
BankAmerica Housing Services.................................................................         1, 4
Bank of America..............................................................................         1, 4
Bulk Sellers.................................................................................          17
Cede.........................................................................................       3, 10, 34
Certificate Account..........................................................................          30
Certificate Owners...........................................................................       3, 10, 34
Certificateholders...........................................................................       3, 34, 44
Certificate Balance..........................................................................           7
Certificates.................................................................................           1
Class........................................................................................         1, 5
Code.........................................................................................          11
Collection Period............................................................................         7, 32
Commission...................................................................................           3
Contract Files...............................................................................          31
Contract Pool................................................................................         1, 4
Contract Rate................................................................................           4
Contract Schedule............................................................................          31
Contracts....................................................................................         1, 4
contracts....................................................................................          13
Credit Facility..............................................................................          43
Credit Facility Provider.....................................................................          43
Cut-off Date.................................................................................           5
Definitive Certificates......................................................................          30
Disqualified Organizations...................................................................          46
Distribution Date............................................................................           6
DOL..........................................................................................          67
DTC..........................................................................................       3, 10, 34
DTC Rules....................................................................................          34
Due Date.....................................................................................          17
ERISA........................................................................................        11, 67
Exchange Act.................................................................................           2
Foreign Holder...............................................................................          53
Fractional Interests.........................................................................          38
Global Certificates..........................................................................        10, 34
Indirect Participants........................................................................          34
Issue Premium................................................................................          56
Junior Certificates..........................................................................          40
Land Home Contract...........................................................................          19
Land-in-Lieu Contract........................................................................          19
Legal Investment.............................................................................        11, 66
Liquidity Facility...........................................................................          43
Liquidity Facility Provider..................................................................          43
Manufactured Home............................................................................           4
manufactured homes...........................................................................          69
manufactured housing contracts...............................................................          13
Master REMIC.................................................................................          47
Minimum Termination Amount...................................................................          35

                                                                                               PAGE IN PROSPECTUS
                                                                                                ON WHICH TERM IS
TERM                                                                                                 DEFINED
- ---------------------------------------------------------------------------------------------  -------------------
Monthly Servicing Fee........................................................................          36
Mortgage.....................................................................................          19
Non-REMIC Certificates.......................................................................          62
Obligor......................................................................................          18
OID Regulations..............................................................................          44
Optional Termination.........................................................................          11
Original Holder..............................................................................          55
Participants.................................................................................          34
Parties in Interest..........................................................................          67
Pass-Through Rate............................................................................         9, 33
Percentage Interest..........................................................................          30
Plans........................................................................................          67
Policy Statement.............................................................................          66
Pool Principal Balance.......................................................................          41
Pool Scheduled Principal Balance.............................................................          42
Prepayment Model.............................................................................          29
PTE 83-1.....................................................................................          68
Rate Period..................................................................................          33
Rating.......................................................................................        12, 73
Registration Statement.......................................................................           3
Regular Certificates.........................................................................          45
REMIC........................................................................................         2, 44
REMIC Regulations............................................................................          44
Regular Principal............................................................................         7, 32
Relief Act...................................................................................        15, 72
Repurchase Date..............................................................................          36
Reserve Fund.................................................................................          42
Residual Certificates........................................................................          45
Residual Interest............................................................................         9, 33
Scheduled Payment............................................................................          17
Securities Act...............................................................................           1
Security Pacific Housing Services............................................................          14
Senior Certificates..........................................................................        40, 59
Service......................................................................................          46
Servicer.....................................................................................           4
SMMEA........................................................................................        12, 66
SPFSC........................................................................................           4
Special Principal Distributions..............................................................         8, 32
SPHSI........................................................................................          20
Startup Day..................................................................................          46
Step-Up Rate.................................................................................          17
Step-Up Rate Contracts.......................................................................          17
Subordinate Certificates.....................................................................          40
Subsidiary REMIC.............................................................................          47
Termination Auction..........................................................................        10, 36
Title V......................................................................................          72
Total Regular Principal Amount...............................................................         7, 32
Trust Fund...................................................................................         1, 6
Trustee......................................................................................           5
UCC..........................................................................................          14
Underwriters.................................................................................          73
Weighted Average Contract Rate...............................................................         5, 19

- ---------------------------------------------
                                   ---------------------------------------------
- ---------------------------------------------
                                   ---------------------------------------------

    NO DEALER, SALESMAN OR PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY ANY SELLER OR UNDERWRITER. THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY AND THEREBY IN ANY STATE OR JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH STATE OR JURISDICTION. NEITHER THE DELIVERY OF THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS NOR ANY SALE MADE HEREUNDER AND THEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT INFORMATION HEREIN OR THEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF OR THEREOF OR THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE SELLERS OR IN THE TRUST FUND SINCE SUCH DATES.

                         ------------------------------

                               TABLE OF CONTENTS

                                                       PAGE
                                                       -----
                 FORM OF PROSPECTUS SUPPLEMENT
Terms of Offered Certificates.....................         S-3
Risk Factors......................................        S-13
The Contract Pool.................................        S-13
The Sellers.......................................        S-19
Prepayment and Yield Considerations...............        S-22
Description of the Certificates...................        S-27
Certain Federal Income Tax Consequences...........        S-38
ERISA Considerations..............................        S-39
Ratings...........................................        S-42
Legal Investment..................................        S-42
Method of Distribution............................        S-42
Use of Proceeds...................................        S-43
Legal Matters.....................................        S-43
Index of Significant Definitions..................        S-44
Appendix A -- Prepayment Experience of
 Certain Pools....................................         A-1
                          PROSPECTUS
Incorporation of Certain Information by
 Reference........................................           2
Additional Information............................           3
Reports to Certificateholders.....................           3
Summary of Terms..................................           4
Risk Factors......................................          13
The Contract Pools................................          17
The Sellers.......................................          20
Prepayment and Yield Considerations...............          27
Description of the Certificates...................          30
Credit and Liquidity Enhancement..................          40
Certain Federal Income Tax Consequences...........          43
Other Tax Consequences............................          65
Restrictions on Transfer of REMIC Residual
 Certificates.....................................          65
Tax-Exempt Investors..............................          66
Legal Investment..................................          66
ERISA Considerations..............................          67
Certain Legal Aspects of the Contracts............          69
Ratings...........................................          73
Method of Distribution............................          73
Use of Proceeds...................................          74
Legal Matters.....................................          74
Other Considerations..............................          74
Index of Significant Definitions..................          76

                            BANKAMERICA MANUFACTURED
                             HOUSING CONTRACT TRUST

                           $[        ] (APPROXIMATE)
                                 [   ]% CLASS A
                           $[        ] (APPROXIMATE)
                                 [   ]% CLASS B

                               SENIOR/SUBORDINATE
                           PASS-THROUGH CERTIFICATES,
                              SERIES 199[  ]-[  ]

                             ---------------------

                             PROSPECTUS SUPPLEMENT

                             ---------------------

                                 [UNDERWRITER]

                               [         , 199 ]

- ---------------------------------------------
                                   ---------------------------------------------
- ---------------------------------------------
                                   ---------------------------------------------

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

    The following is an itemized list of the estimated expenses to be incurred in connection with the offering of the securities being offered hereunder other than underwriting discounts and commissions.

Registration Fee..............................................  $172,414.00
Printing and Engraving........................................   110,000.00
Trustee's Fees................................................     8,500.00
Legal Fees and Expenses.......................................   150,000.00
Blue Sky Fees and Expenses....................................    10,000.00
Accountants' Fees and Expenses................................    25,000.00
Rating Agency Fees............................................   112,500.00
                                                                -----------
    Total.....................................................  $588,414.00
                                                                -----------
                                                                -----------

ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

    1. BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION

    Article IX of the Bylaws of ("Bank of America") provides for the indemnification of the directors, officers and employees of Bank of America, or persons serving at the request of Bank of America as a director, officer, employee or agent of another corporation or other business entity, to the full extent provided by the Delaware General Corporation Law, as such law exists or may hereafter be amended. This indemnification applies to any threatened, pending or completed action, suit or proceeding, whether, civil, criminal, administrative or investigative.

    Indemnification may include all expenses (including attorneys' fees, judgments, fines, ERISA excise taxes and amounts paid in settlement) reasonably incurred by the indemnified person. However, Bank of America is not authorized to indemnify against expenses, penalties or other payments incurred in administrative proceeding or action instituted by a bank regulatory agency which proceedings or action result in a final order against such person assessing civil money penalties or requiring payments to Bank of America. Bank of America is authorized to advance expenses incurred by an indemnified director, officer or employee PROVIDED, if the Delaware General Corporation Law so requires, such indemnified person shall first deliver an undertaking to Bank of America to repay such expenses if its is ultimately determined that he or she is not entitled to be indemnified.

    The rights of indemnification and advancement of expenses provided by Bank of America's Bylaws is not exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any statute, agreement, vote of stockholders or disinterested directors, or otherwise.

    Section 145 of the Delaware General Corporation Law contains detailed provisions on indemnification of directors and officers against expenses, judgments, fines and amounts paid in settlement, actually and reasonably incurred in connection with legal proceedings.

    Article IV of Bank of America's Bylaws and the Delaware General Corporation Law also permit Bank of America to purchase insurance on behalf of its directors and officers against liabilities arising out of their positions with Bank of America, whether or not such liabilities would be within the foregoing indemnification provisions. Pursuant to this authority, Bank of America maintains such insurance on behalf of its directors and officers.

    2. BANK OF AMERICA, FSB

    As a federal savings association, the terms and conditions for Bank of America, FSB to indemnify its directors, officers, and employees are prescribed by Section 545.121 of Title 12 of the Code of Federal Regulations ("Section 545.121"), as follows:

    (a) For purposes of Section 545.121, the following definitions and rules of construction apply:

        (1) Definitions.

            (i)  Action. The term "action"  means any judicial or administrative
       proceeding,  or  threatened  proceeding,  whether  civil,  criminal,   or
       otherwise,, including any appeal or other proceeding for review;

           (ii) Court. The term "court" includes, without limitation, any court to which or in which any appeal or any proceeding for review is brought.

           (iii) Final judgment. The term "final judgment" means a judgment, decree or order which is not appealable or as to which the period for appeal has expired with no appeal taken.

           (iv) Settlement. The term "settlement," includes entry of a judgment by consent or confession or a plea of guilty or nolo contenders.

        (2) Use of References. References in Section 545.121 to any individual or other person, including any association, shall include legal representatives, successors, and assigns thereof.

    (b) General. Subject to paragraphs (c) and (g) below, a federal savings bank such as Bank of America, FSB shall indemnify any person against whom an action is brought or threatened because that person is or was a director, officer, or employee of the association, for:

        (1) Any amount for which that person became liable under a judgment in such action; and

        (2) Reasonable costs and expenses, including reasonable attorney's fees, actually paid or incurred by that person in defending or settling such action, or in enforcing his or her rights under Section 545.121 if he or she attains a favorable judgment in such enforcement action.

    (c) Requirements. Indemnification shall be made such person under  paragraph
(b) above only if:

        (1) Final judgment on the merits is in his or her favor; or

        (2) In case of:

            (i) Settlement;

           (ii) Final Judgment against him or her, or

           (iii) Final judgment in his or her favor, other than on the merits, if a majority of the disinterested directors of a federal savings bank such as Bank of America, FSB determine that he or she was acting in good faith within the scope his or her employment or authority as he or she could reasonably have perceived it under the circumstances and for a purpose he or she could reasonably have believed under the circumstances was in the best interests of the federal savings bank or its members.

           However, no indemnification shall be made unless a federal savings bank such as Bank of America, FSB gives the Office of Thrift Supervision (the "OTS") at least 60 days' notice of its intention to make such indemnification. Such notice shall state the facts on which the action arose, the terms of any settlement, and any disposition of the action by a court. Such notice, a copy thereof, and a certified copy of the resolution containing the required determination by the board of directors shall be sent to the OTS District Director, who shall promptly acknowledge receipt thereof. The notice period shall run from the date of such receipt. No such indemnification shall be made if the OTS Director advises the federal savings bank in writing, within such notice period, of its objection thereto.

    (d) Insurance. A federal savings bank such as Bank of America, FSB may obtain insurance to protect it and its directors, officers and employees from potential losses arising from claims against any of them for alleged wrongful acts, or wrongful acts, committed in their capacity as directors, officers, or employees. However, no federal savings bank may obtain insurance which provides for payment of losses of any person incurred as a consequence of his or her willful or criminal misconduct.

    (e) Payment of Expenses. If a majority of directors of a federal savings bank such as Bank of America, FSB concludes that, in connection with an action, any person ultimately may become entitled to indemnification under this section, the directors may authorize payment of reasonable costs and expenses, including reasonable attorneys' fees, arising from the defense or settlement of such action. Nothing in this paragraph (e) shall prevent the directors of a federal savings bank such as Bank of America, FSB from imposing such conditions on a payment of expenses as they deem warranted and in the interests of such federal savings bank. Before making an advance payment of expenses under this paragraph
(e), a federal savings bank such as Bank of America, FSB shall obtain an agreement that such federal savings bank will be repaid if the person, on whose behalf payment is made, is later determined not to be entitled to such indemnification.

    (f) Exclusiveness of provisions. A federal savings bank such as Bank of America, FSB shall not indemnify any person referred to in paragraph (b) above or obtain insurance referred to in paragraph (d) above other than in accordance with Section 545.121.

    (g) Applicability of section 11(n) of the Federal Deposit Insurance Act. The indemnification provided for in paragraph (b) of Section 545.121 is subject to and qualified by 12 U.S.C. Section 1821(k). Under Section 1821(k), a director or officer of an insured depository institution such as Bank of America, FSB may be held personally liable for monetary damages in certain civil actions by, on behalf of, or at the request or direction of the Federal Deposit Insurance Corporation (the "FDIC"). Section 1821(k) provides that nothing therein shall impair or affect any right of the FDIC under other applicable law.

ITEM 16.  EXHIBITS AND FINANCIAL STATEMENTS

    (a) Exhibits

      1.1     --      Form of Underwriting Agreement.*
      4.1     --      Form of Pooling and Servicing Agreement and certain other related agreements as
                      Exhibits thereto.
      5.1     --      Opinion of Morrison & Foerster LLP with respect to legality.**
      8.1     --      Opinion of Morrison & Foerster LLP with respect to certain tax matters.**
      8.2     --      Form of Opinion of Morrison & Foerster LLP regarding federal income tax matters.**
     23.1     --      Consent of Morrison & Foerster LLP (included in its opinions filed as
                      Exhibits 5.1, 8.1 and 8.2).**
     24.1     --      Power of Attorney of David A. Coulter.*
     24.2     --      Power of Attorney of Michael E. O'Neill.*
     24.3     --      Power of Attorney of Joseph F. Alibrandi.*
     24.4     --      Power of Attorney of Jill E. Barad.*
     24.5     --      Power of Attorney of Peter B. Bedford.*
     24.6     --      Power of Attorney of Andrew F. Brimmer.*
     24.7     --      Power of Attorney of Richard A. Clarke.*
     24.8     --      Power of Attorney of Timm F. Crull.*
     24.9     --      Power of Attorney of Kathleen Feldstein.*
    24.10     --      Power of Attorney of Donald E. Guinn.*
    24.11     --      Power of Attorney of Philip M. Hawley.*
    24.12     --      Power of Attorney of Frank L. Hope, Jr.*
    24.13     --      Power of Attorney of Ignacio E. Lozano, Jr.*

    24.14     --      Power of Attorney of Walter E. Massey.*
    24.15     --      Power of Attorney of John M. Richman.*
    24.16     --      Power of Attorney of Richard M. Rosenberg.*
    24.17     --      Power of Attorney of A. Michael Spence.*
    24.18     --      Power of Attorney of David A. Coulter.*
    24.19     --      Power of Attorney of Michael E. O'Neill.*
    24.20     --      Power of Attorney of Kathleen J. Burke.*
    24.21     --      Power of Attorney of Luke S. Helms.*
    24.22     --      Power of Attorney of Jack L. Meyers.*
    24.23     --      Power of Attorney of Michael J. Murray.*
    24.24     --      Power of Attorney of Thomas E. Peterson.*
    24.25     --      Power of Attorney of Michael E. Rossi.*
    24.26     --      Power of Attorney of Martin A. Stein.*
    24.27     --      Power of Attorney of Solomon D. Trujillo.


- ------------------------
 * Previously filed as an Exhibit to the Registration Statement filed on April 4, 1996.

** Previously filed as an Exhibit to Amendment No. 1 to the Registration Statement filed on May 16, 1996.

    (b) Financial Statements

    All financial statements, schedules and historical financial information have been omitted as they are not applicable.

ITEM 17.  UNDERTAKINGS


    In accordance with Rule 430A of Regulation C under the Securities Act of 1933, as amended (the "Securities Act"), each of the undersigned registrants hereby undertakes:



    (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement; (i) to include any prospectus required by Section 10(a)(3) of the Securities Act; (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change in such information in the registration statement; PROVIDED, that (a)(i) and (a)(ii) under this Item 17 shall not apply if the information required to be included in a post-effective amendment thereby is contained in periodic reports filed pursuant to Section 13 or Section 15(d) of the Exchange Act, that are incorporated by reference in this registration statement.


    (b) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering hereof.

    (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

    (d) That, for purposes of determining any liability under the Securities Act, each filing of the registrants' respective annual reports pursuant to
Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (e) To provide to the underwriters at the closing specified in the underwriting agreements certificates in such denominations and registered in such names as required by the underwriters to permit prompt delivery to each purchaser.

    (f) That insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described under Item 15 above, or otherwise, the registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrants of expenses incurred or paid by a director, officer or controlling person of either registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


    (g) That, for purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrants pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.


    (h) That, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in San Francisco, State of California, on May 31, 1996.


                                        BANK OF AMERICA NATIONAL TRUST
                                          AND SAVINGS ASSOCIATION, as
                                          Originator of the Trust and Registrant


                                        By:          /s/ SHAUN M. MAGUIRE


                                           -------------------------------------
                                                     Shaun M. Maguire
                                                   SENIOR VICE PRESIDENT

                               POWER OF ATTORNEY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 4 to the Registration Statement has been signed on May 31, 1996 by the following persons or their respective attorneys-in-fact in the capacities indicated.


                      SIGNATURE                                                   TITLE
- ------------------------------------------------------  ---------------------------------------------------------

                /s/ DAVID C. COULTER*
     -------------------------------------------        President, Chief Executive Officer and Director
                   David C. Coulter                      (Principal Executive Officer)

               /s/ MICHAEL E. O'NEILL*
     -------------------------------------------        Chief Financial Officer
                  Michael E. O'Neill                     (Principal Financial Officer)

                /s/ JAMES H. WILLIAMS*
     -------------------------------------------        Chief Accounting Officer
                  James H. Williams                      (Principal Accounting Officer)

               /s/ JOSEPH F. ALIBRANDI*
     -------------------------------------------        Director
                 Joseph F. Alibrandi

                  /s/ JILL E. BARAD*
     -------------------------------------------        Director
                    Jill E. Barad

                /s/ PETER B. BEDFORD*
     -------------------------------------------        Director
                   Peter B. Bedford

                /s/ ANDREW F. BRIMMER*
     -------------------------------------------        Director
                  Andrew F. Brimmer

                /s/ RICHARD A. CLARKE*
     -------------------------------------------        Director
                  Richard A. Clarke

                      SIGNATURE                                                   TITLE
- ------------------------------------------------------  ---------------------------------------------------------
                  /s/ TIMM F. CRULL*
     -------------------------------------------                                Director
                    Timm F. Crull

               /s/ KATHLEEN FELDSTEIN*
     -------------------------------------------                                Director
                  Kathleen Feldstein

                 /s/ DONALD E. GUINN*
     -------------------------------------------                                Director
                   Donald E. Guinn

               /s/ FRANK L. HOPE, JR.*
     -------------------------------------------                                Director
                  Frank L. Hope, Jr.

             /s/ IGNACIO E. LOZANO, JR.*
     -------------------------------------------                                Director
                Ignacio E. Lozano, Jr.

                /s/ WALTER E. MASSEY*
     -------------------------------------------                                Director
                   Walter E. Massey

                 /s/ JOHN M. RICHMAN*
     -------------------------------------------                                Director
                   John M. Richman

              /s/ RICHARD M. ROSENBERG*
     -------------------------------------------                                Director
                 Richard M. Rosenberg

                /s/ A. MICHAEL SPENCE*
     -------------------------------------------                                Director
                  A. Michael Spence

               /s/ SOLOMON D. TRUJILLO*
     -------------------------------------------                                Director
                 Solomon D. Trujillo

          *By         /s/ ANDREA B. SUDMANN
        --------------------------------------
               Andrea B. Sudmann, Esq.
                   Attorney-in-Fact

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in San Francisco, State of California, on May 31, 1996.


                                          BANK OF AMERICA, FSB, as
                                            Originator of the Trust and
                                          Registrant


                                          By:        /s/ SHAUN M. MAGUIRE


                                            ------------------------------------
                                                      Shaun M. Maguire
                                                    ASSISTANT TREASURER

                               POWER OF ATTORNEY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 4 to the Registration Statement has been signed on May 31, 1996 by the following persons or their respective attorneys-in-fact in the capacities indicated.


                       SIGNATURE                                                   TITLE
- --------------------------------------------------------  --------------------------------------------------------

                 /s/ DAVID C. COULTER*
      --------------------------------------------        Chief Executive Officer and Director
                    David C. Coulter                       (Principal Executive Officer)

                /s/ MICHAEL E. O'NEILL*
      --------------------------------------------        Chief Financial Officer and Director
                   Michael E. O'Neill                      (Principal Financial Officer)

                 /s/ JAMES H. WILLIAMS*
      --------------------------------------------        Controller (Principal Accounting Officer)
                   James H. Williams

                 /s/ KATHLEEN J. BURKE*
      --------------------------------------------        Director
                   Kathleen J. Burke

                   /s/ LUKE S. HELMS*
      --------------------------------------------        Director
                     Luke S. Helms

                  /s/ JACK L. MEYERS*
      --------------------------------------------        Director
                     Jack L. Meyers

                 /s/ MICHAEL J. MURRAY*
      --------------------------------------------        Director
                   Michael J. Murray

                /s/ THOMAS E. PETERSON*
      --------------------------------------------        Director
                   Thomas E. Peterson

                       SIGNATURE                                                   TITLE
- --------------------------------------------------------  --------------------------------------------------------

                 /s/ MICHAEL E. ROSSI*
      --------------------------------------------                                Director
                    Michael E. Rossi

                  /s/ MARTIN A. STEIN*
      --------------------------------------------                                Director
                    Martin A. Stein

           *By:         /s/ ANDREA B. SUDMANN
        ----------------------------------------
                Andrea B. Sudmann, Esq.
                    Attorney-in-Fact

                                 EXHIBIT INDEX


 EXHIBITS
- -----------
      1.1       --      Form of Underwriting Agreement.*
      4.1       --      Form of Pooling and Servicing Agreement and certain other related agreements as
                        Exhibits thereto.
      5.1       --      Opinion of Morrison & Foerster LLP with respect to legality.**
      8.1       --      Opinion of Morrison & Foerster LLP with respect to certain tax matters.**
      8.2       --      Form of Opinion of Morrison & Foerster LLP regarding federal income tax matters.**
     23.1       --      Consent of Morrison & Foerster LLP (included in its opinions filed as Exhibits 5.1,
                        8.1 and 8.2).**
     24.1       --      Power of Attorney of David A. Coulter*
     24.2       --      Power of Attorney of Michael E. O'Neill.*
     24.3       --      Power of Attorney of Joseph F. Alibrandi.*
     24.4       --      Power of Attorney of Jill E. Barad.*
     24.5       --      Power of Attorney of Peter B. Bedford.*
     24.6       --      Power of Attorney of Andrew F. Brimmer.*
     24.7       --      Power of Attorney of Richard A. Clarke.*
     24.8       --      Power of Attorney of Timm F. Crull.*
     24.9       --      Power of Attorney of Kathleen Feldstein.*
     24.10      --      Power of Attorney of Donald E. Guinn.*
     24.11      --      Power of Attorney of Philip M. Hawley.*
     24.12      --      Power of Attorney of Frank L. Hope, Jr.*
     24.13      --      Power of Attorney of Ignacio E. Lozano, Jr..*
     24.14      --      Power of Attorney of Walter E. Massey.*
     24.15      --      Power of Attorney of John M. Richman.*
     24.16      --      Power of Attorney of Richard M. Rosenberg.*
     24.17      --      Power of Attorney of A. Michael Spence.*
     24.18      --      Power of Attorney of David A. Coulter.*
     24.19      --      Power of Attorney of Michael E. O'Neill.*
     24.20      --      Power of Attorney of Kathleen J. Burke.*
     24.21      --      Power of Attorney of Luke S. Helms.*
     24.22      --      Power of Attorney of Jack L. Meyers.*
     24.23      --      Power of Attorney of Michael J. Murray.*
     24.24      --      Power of Attorney of Thomas E. Peterson.*
     24.25      --      Power of Attorney of Michael E. Rossi.*
     24.26      --      Power of Attorney of Martin A. Stein.*
     24.27      --      Power of Attorney of Solomon D. Trujillo.


- ------------------------
 *  Previously filed with the Registration Statement filed on April 4, 1996.

** Previously filed with Amendment No. 1 to the Registration Statement filed on May 16, 1996.